OMB APPROVAL
OMB Number: 3235-0570
Expires: October 31, 2006
Estimated average burden
hours per response: 19.3

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-09885


                               Janus Adviser Series
          (Exact name of registrant as specified in charter)


          151 Detroit Street, Denver, Colorado  80206
          (Address of principal executive offices)         (Zip code)


         Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado  80206
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  303-333-3863


Date of fiscal year end: 07/31


Date of reporting period: Six months ended 01/31/04

Item 1 - Reports to Stockholders

--------------------------------------------------------------------------------

2004 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                         GROWTH & CORE

                         Janus Adviser Growth Fund
                         Janus Adviser Capital Appreciation Fund
                         Janus Adviser Mid Cap Growth Fund
                         Janus Adviser Growth and Income Fund
                         Janus Adviser Core Equity Fund
                         Janus Adviser Balanced Fund

                         INTERNATIONAL & GLOBAL

JANUS ADVISER SERIES     Janus Adviser Worldwide Fund
                         Janus Adviser International Growth Fund
                         Janus Adviser Foreign Stock Fund

                         VALUE

                         Janus Adviser Mid Cap Value Fund
                         Janus Adviser Small Company Value Fund

                         RISK-MANAGED

                         Janus Adviser Risk-Managed Growth Fund
                         Janus Adviser Risk-Managed Core Fund

                         FIXED-INCOME

                         Janus Adviser Flexible Income Fund
                         Janus Adviser Money Market Fund

                                                       [LOGO] JANUS CAPITAL
                                                                      Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     JANUS ADVISER SERIES

          Portfolio Managers' Commentaries and Schedules of Investments

          GROWTH & CORE

             Growth Fund ............................................     1

             Capital Appreciation Fund ..............................     7

             Mid Cap Growth Fund ....................................    11

             Growth and Income Fund .................................    16

             Core Equity Fund .......................................    21

             Balanced Fund ..........................................    26

          INTERNATIONAL & GLOBAL

             Worldwide Fund .........................................    34

             International Growth Fund ..............................    40

             Foreign Stock Fund .....................................    45

          VALUE

             Mid Cap Value Fund .....................................    49

             Small Company Value Fund ...............................    55

          RISK-MANAGED

             Risk-Managed Growth Fund ...............................    60

             Risk-Managed Core Fund .................................    69

          FIXED-INCOME

             Flexible Income Fund ...................................    77

             Money Market Fund ......................................    86

          Statements of Assets and Liabilities ......................    88

          Statements of Operations ..................................    90

          Statements of Changes in Net Assets .......................    92

          Financial Highlights ......................................    97

          Notes to Schedules of Investments .........................   108

          Notes to Financial Statements .............................   110

          Explanations of Charts, Tables and Financial Statements ...   125

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH FUND (unaudited)

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]
Blaine Rollins
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended January 31, 2004, Janus Adviser Growth Fund advanced 14.01% for its I Shares and 13.74% for its C Shares, while its benchmark, the S&P 500(R) Index, gained 15.22%.(1)

MARKET OVERVIEW

Equity markets took a quick breather at the beginning of the period, as investors questioned the sustainability of the nascent economic recovery. By mid-August, however, it had become increasingly clear that the government's massive program of fiscal and monetary stimulus was having the desired effect, and markets resumed their advance, supported by improving economic fundamentals and healthy corporate earnings. Notably, the U.S. Commerce Department reported that real GDP grew at an impressive 8.2% annual rate in the third quarter and a still healthy 4.0% in the fourth. Importantly, business orders and investment have rebounded from several years of stagnation. Recent improvement in the labor market has also been encouraging, with the unemployment rate dropping from 6.1% in September to 5.7% in December. On the downside, the strengthening economy triggered concerns that the Federal Reserve might raise overnight rates off more than 40-year lows. Despite this, the Fed left rates unchanged in January, although they toned down their accommodative policy stance. The 10-year Treasury bond ended the period at 4.13%.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We continued to position the Fund with potentially more exposure to the ongoing economic recovery by investing in companies we consider to have strong management teams and superior business models. Those that we believe can grow market share while managing their cost structures, that have solid free cash flow and revenue growth leverage, and that can turn this growth into expanded profits and margins.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Benefiting from the long-awaited resumption of corporate investment in technology, Maxim Integrated Products was the Fund's leading gainer for the period. Networker Cisco Systems and cable provider Comcast were next in terms of best performers, while shares of semiconductor manufacturer Texas Instruments, which provides a wide array of microprocessors for wireless communications and various other markets, also added to returns. Completing our list of top-five contributors was media conglomerate Time Warner.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Maxim Integrated Products
   Cisco Systems
   Comcast
   Texas Instruments
   Time Warner
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? The Fund's biggest disappointment was apparel retailer Kohl's, which slumped amid slower winter apparel sales over the holidays. Discount air carriers Ryanair Holdings, based in Ireland, and Southwest Airlines also weighed on results, as did personal and household products giant Colgate-Palmolive. Elsewhere, insurance provider XL Capital was a significant underperformer.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Kohl's
   Ryanair Holdings
   Southwest Airlines
   Colgate-Palmolive
   XL Capital
--------------------------------------------------------------------------------

                                       Janus Adviser Series  January 31, 2004  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH FUND (unaudited)

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Though we gauge our results based on the combined growth of our individual stocks, sector performance can help to determine progress. With this in mind, the information technology sector was the biggest contributor to the Fund's absolute performance. Also helping results was our exposure to the financial sector, an area where we were somewhat underweight relative to our benchmark. The materials and consumer staples groups, although posting modestly positive performances, were our leading laggards.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
In an environment where many stock valuations have soared, we're maintaining a conservative posture, taking chips off the table when our analysis shows a company's upside growth potential to be limited. That said, our investment objective remains the same as it always has been, which is to strive for top returns by investing in the best-managed growth companies we can find. We will continue to take overweight positions in companies we have exceptional conviction in and that we feel have the best risk versus reward characteristics for our long-term investment horizon.

Finally, considering the trying times facing the mutual fund business, I'd like to take a minute to share a couple of thoughts. Let me begin by saying that when I first started at Janus in 1990, our founder, Tom Bailey, revealed his simple but enduring philosophies to me: when investing, maintain a long-term view and always place shareholders' interests first. To this day, these philosophies guide my every action as your portfolio manager. It's important to me that you know that. It's also important that you know these philosophies run deep throughout Janus. During my time here, the firm has made many pro-shareholder moves that have been uncharacteristic within our industry. Finally, perhaps my ultimate commitment to you, and to Janus, is the fact that I have nearly all of my investable assets in Janus' offerings as well as in Janus Capital Group's common stock. In my view, nothing could keep me more focused on placing your interests first.

--------------------------------------------------------------------------------
Janus Adviser Growth Fund - I Shares $24,202
S&P 500(R) Index $29,636
Russell 1000 Growth Index $25,523

INITIAL INVESTMENT OF $10,000

[LINE GRAPH]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Growth Fund - I Shares, the S&P 500(R) Index and the Russell 1000 Growth Index. Janus Adviser Growth Fund - I Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through January 31, 2004. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Growth Fund - I Shares ($24,202) as compared to the S&P 500(R) Index ($29,636) and the Russell 1000 Growth Index ($25,523).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JANUARY 31, 2004
--------------------------------------------------------------------------------
                             FISCAL      ONE      FIVE        TEN     SINCE
                          YEAR-TO-DATE  YEAR      YEAR       YEAR   INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Growth
Fund - I Shares              14.01%    32.93%    (2.94)%     8.53%     8.88%
--------------------------------------------------------------------------------
Janus Adviser Growth
Fund - C Shares at NAV**     13.74%    32.30%    (3.69)%     7.88%     8.16%
--------------------------------------------------------------------------------
Janus Adviser Growth
Fund - C Shares at MOP***    11.35%    29.70%    (3.88)%     7.77%     8.05%
--------------------------------------------------------------------------------
S&P 500(R)Index              15.22%    34.55%    (1.02)%    10.89%    11.03%
--------------------------------------------------------------------------------
Russell 1000 Growth Index    14.23%    35.69%    (5.81)%     9.18%     9.44%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of issuers of any size. This Fund generally invests in larger, more established companies.

FUND ASSET MIX(2) - (% of Net Assets)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 0.6%

Corporate Bonds - Domestic - 0.8%

Common Stock - Foreign - 6.9%

Common Stock - Domestic - 92.1%

Number of Stocks: 100
Number of Bonds: 2
Top 10 Equities: 40.2%

2  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                            JANUARY 31, 2004       JULY 31, 2003

Comcast Corp. - Special Class A                         6.9%                5.6%
Time Warner, Inc.                                       5.7%                4.8%
Maxim Integrated Products, Inc.                         5.7%                4.5%
Cisco Systems, Inc.                                     5.1%                3.0%
Linear Technology Corp.                                 4.5%                4.3%
Walgreen Co.                                            2.8%                2.5%
Univision Communications, Inc.
  - Class A                                             2.6%                2.0%
Charles Schwab Corp.                                    2.5%                3.6%
United Parcel Service, Inc. - Class B                   2.4%                2.1%
MGIC Investment Corp.                                   2.0%                1.6%

TOP INDUSTRIES - FUND VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART]

                                 Janus Adviser    S&P 500(R)
                                  Growth Fund       Index

Semiconductor Components/
  Integrated Circuits                10.2%          0.4%
Multimedia                            7.6%          2.1%
Cable Television                      6.9%          0.7%
Diversified Operations                5.3%          5.5%
Networking Products                   5.1%          1.7%
Cosmetics and Toiletries              4.0%          2.3%
Electronic Components -
  Semiconductors                      3.0%          3.1%
Fiduciary Banks                       2.8%          0.6%
Retail - Drug Store                   2.8%          0.5%
Reinsurance                           2.6%           --

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2)  Chart includes Cash and Cash Equivalents of (0.4)%.

See "Explanations of Charts, Tables and Financial Statements."

  *  The predecessor fund's inception date - September 13, 1993.
 ** Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.
*** Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C Shares redeemed within 12 months of purchase. Effective November 28, 2003, the 1.00% contingent deferred sales charge on Class C Shares redeemed within 18 months of purchase changed to apply only to shares redeemed within 12 months of purchase.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There is no assurance that the investment process will consistently lead to successful investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, total returns would have been lower.

                                       Janus Adviser Series  January 31, 2004  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.0%
Aerospace and Defense - 2.2%
      53,055    Boeing Co. ..................................    $    2,215,046
      23,630    General Dynamics Corp. ......................         2,160,491
     104,915    Lockheed Martin Corp. .......................         5,100,967

                                                                      9,476,504

Aerospace and Defense - Equipment - 1.3%
      57,510    United Technologies Corp. ...................         5,494,505

Airlines - 2.3%
     104,890    Ryanair Holdings PLC (ADR)*,**,# ............         3,671,150
     409,510    Southwest Airlines Co. ......................         6,122,175

                                                                      9,793,325

Apparel Manufacturers - 0.1%
      93,737    Burberry Group PLC** ........................           593,769

Building - Mobile Home and Manufactured Homes - 0.4%
      22,195    Winnebago Industries, Inc. ..................         1,548,323

Building - Residential and Commercial - 0.5%
       3,600    NVR, Inc.* ..................................         1,564,200
       5,690    Ryland Group, Inc. ..........................           433,863

                                                                      1,998,063

Cable Television - 6.9%
     884,823    Comcast Corp. - Special Class A* ............        29,154,917

Casino Hotels - 0.7%
      62,070    Mandalay Resort Group .......................         2,909,221

Chemicals - Specialty - 1.1%
      65,505    Ecolab, Inc. ................................         1,779,771
      50,355    Sigma-Aldrich Corp. .........................         2,950,299

                                                                      4,730,070

Commercial Banks - 0.2%
       9,280    M&T Bank Corp. ..............................           834,922

Commercial Services - 0.5%
      46,515    Iron Mountain, Inc.*,# ......................         1,936,419

Commercial Services - Finance - 1.1%
     127,720    Paychex, Inc. ...............................         4,786,946

Computer Services - 0.5%
      94,995    Ceridian Corp.* .............................         1,953,097

Computers - 0.3%
      11,630    IBM Corp. ...................................         1,154,045

Containers - Metal and Glass - 0.8%
      53,555    Ball Corp. ..................................         3,350,936

Containers - Paper and Plastic - 0.7%
      64,370    Bemis Company, Inc.# ........................         3,120,014

Cosmetics and Toiletries - 4.0%
     152,717    Colgate-Palmolive Co. .......................         7,829,801
      34,490    International Flavors & Fragrances, Inc. ....         1,264,403
      76,907    Procter & Gamble Co. ........................         7,773,760

                                                                     16,867,964

Data Processing and Management - 0.3%
      32,432    Fiserv, Inc.* ...............................         1,211,660

Dental Supplies and Equipment - 0.3%
      20,095    Patterson Dental Co.* .......................         1,325,265

Diversified Operations - 5.3%
     102,510    3M Co. ......................................    $    8,107,515
      26,470    General Electric Co. ........................           890,186
      44,995    Illinois Tool Works, Inc. ...................         3,514,110
      33,025    ITT Industries, Inc. ........................         2,461,684
     280,925    Tyco International, Ltd. (New York Shares) ..         7,514,743

                                                                     22,488,238

Diversified Operations - Commercial Services - 1.2%
      65,775    ARAMARK Corp. - Class B .....................         1,731,198
     150,900    Cendant Corp.* ..............................         3,417,885

                                                                      5,149,083

E-Commerce/Products - 1.6%
     137,395    Amazon.com, Inc.* ...........................         6,935,700

E-Commerce/Services - 0.7%
      46,656    eBay, Inc.* .................................         3,127,352

Electronic Components - Semiconductors - 3.0%
      27,760    Broadcom Corp. - Class A* ...................         1,126,778
     113,425    Intel Corp. .................................         3,470,805
      37,450    NVIDIA Corp.* ...............................           833,263
     234,500    Texas Instruments, Inc. .....................         7,351,575

                                                                     12,782,421

Enterprise Software/Services - 0.2%
      39,990    BMC Software, Inc.* .........................           795,801

Entertainment Software - 0.2%
      21,420    Electronic Arts, Inc.* ......................         1,003,741

Fiduciary Banks - 2.8%
     240,539    Bank of New York Company, Inc. ..............         7,637,113
      89,903    Northern Trust Corp. ........................         4,270,393

                                                                     11,907,506

Finance - Commercial - 0.4%
      47,100    CIT Group, Inc. .............................         1,786,032

Finance - Investment Bankers/Brokers - 2.5%
     821,945    Charles Schwab Corp. ........................        10,348,288

Financial Guarantee Insurance - 2.0%
     119,460    MGIC Investment Corp. .......................         8,235,572

Food - Retail - 0.3%
      18,270    Whole Foods Market, Inc. ....................         1,232,677

Food - Wholesale/Distribution - 0.9%
     101,085    Sysco Corp.# ................................         3,834,154

Hazardous Waste Disposal - 0.1%
       7,685    Stericycle, Inc.* ...........................           339,677

Hospital Beds and Equipment - 0.6%
      41,470    Hillenbrand Industries, Inc. ................         2,591,875

Hotels and Motels - 0.3%
      11,630    Four Seasons Hotels, Inc. ...................           610,342
      16,400    Starwood Hotels & Resorts Worldwide, Inc. ...           579,576

                                                                      1,189,918

Human Resources - 1.5%
      76,795    Manpower, Inc. ..............................         3,561,752
     122,655    Robert Half International, Inc.* ............         2,881,166

                                                                      6,442,918

Instruments - Scientific - 0.5%
      18,245    Dionex Corp.* ...............................           977,020
      26,075    Waters Corp.* ...............................           988,503

                                                                      1,965,523

See Notes to Schedules of Investments and Financial Statements

4  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Life and Health Insurance - 0.6%
      48,620    AFLAC, Inc. .................................    $    1,793,106
      12,735    StanCorp Financial Group, Inc. ..............           827,775

                                                                      2,620,881

Machine Tools and Related Products - 0.3%
      32,645    Kennametal, Inc. ............................         1,384,148

Machinery - Construction and Mining - 0%
       3,000    Komatsu, Ltd.** .............................            18,111

Medical - Drugs - 0.2%
       9,544    Roche Holding A.G.** ........................           965,455

Medical Instruments - 2.4%
     111,525    Apogent Technologies, Inc.* .................         3,029,019
      81,750    Medtronic, Inc. .............................         4,023,735
      42,965    St. Jude Medical, Inc.* .....................         3,087,035

                                                                     10,139,789

Medical Products - 1.4%
      24,000    Stryker Corp. ...............................         2,129,759
       1,880    Synthes-Stratec, Inc.** .....................         1,930,117
      11,025    Varian Medical Systems, Inc.* ...............           914,414
      10,315    Zimmer Holdings, Inc.* ......................           789,098

                                                                      5,763,388

Metal Processors and Fabricators - 0.4%
      38,440    Precision Castparts Corp. ...................         1,798,608

Money Center Banks - 0.8%
         431    Mitsubishi Tokyo Financial Group, Inc.** ....         3,367,379
          30    Sumitomo Mitsui Financial Group, Inc.** .....           161,549

                                                                      3,528,928

Multimedia - 7.6%
   1,394,355    Time Warner, Inc.* ..........................        24,498,817
     191,814    Viacom, Inc. - Class B ......................         7,730,104

                                                                     32,228,921

Networking Products - 5.1%
     844,614    Cisco Systems, Inc.* ........................        21,655,903

Office Automation and Equipment - 0.2%
      13,000    Canon, Inc.** ...............................           663,203

Optical Supplies - 0.8%
      51,895    Alcon, Inc. (New York Shares)** .............         3,321,799

Property and Casualty Insurance - 0.7%
      72,520    W. R. Berkley Corp. .........................         2,792,745

Reinsurance - 2.6%
          45    Berkshire Hathaway, Inc. - Class A* .........         4,027,050
       1,410    Berkshire Hathaway, Inc. - Class B* .........         4,203,210
      56,765    RenaissanceRe Holdings, Ltd. ................         2,926,803

                                                                     11,157,063

Retail - Apparel and Shoe - 0.8%
      73,625    Foot Locker, Inc. ...........................         1,821,483
      77,590    Gap, Inc. ...................................         1,441,622

                                                                      3,263,105

Retail - Discount - 0.8%
      96,746    Costco Wholesale Corp.* .....................         3,587,342

Retail - Drug Store - 2.8%
     337,960    Walgreen Co. ................................        11,676,518

Retail - Home Furnishings - 0.5%
      91,315    Pier 1 Imports, Inc. ........................         1,894,786

Retail - Office Supplies - 0.4%
      66,480    Staples, Inc.* ..............................    $    1,769,033

Retail - Regional Department Stores - 1.3%
     119,595    Kohl's Corp.* ...............................         5,298,059

Retail - Restaurants - 1.7%
     283,005    McDonald's Corp. ............................         7,284,549

Schools - 0.6%
      31,347    Apollo Group, Inc. - Class A* ...............         2,327,828

Semiconductor Components/Integrated Circuits - 10.2%
     474,490    Linear Technology Corp. .....................        18,979,600
     473,549    Maxim Integrated Products, Inc. .............        24,222,030

                                                                     43,201,630

Semiconductor Equipment - 1.4%
     129,275    Applied Materials, Inc.* ....................         2,813,024
      55,155    KLA-Tencor Corp.* ...........................         3,147,696

                                                                      5,960,720

Soap and Cleaning Preparations - 0.2%
      42,396    Reckitt Benckiser PLC** .....................           990,099

Telecommunication Equipment - 0.6%
     116,665    Nokia Oyj (ADR)** ...........................         2,410,299

Telecommunication Equipment - Fiber Optics - 0.5%
     146,710    Corning, Inc.* ..............................         1,895,493

Television - 2.6%
     311,724    Univision Communications, Inc. - Class A* ...        11,025,678

Transportation - Services - 2.4%
     141,155    United Parcel Service, Inc. - Class B .......        10,060,117

Web Portals/Internet Service Providers - 0.8%
      68,435    Yahoo!, Inc.* ...............................         3,206,180
--------------------------------------------------------------------------------
Total Common Stock (cost $361,764,231) ......................       418,286,819
--------------------------------------------------------------------------------
Corporate Bonds - 0.8%
Advertising Sales - 0.7%
$  2,650,000    Lamar Advertising Co., 2.875%
                  convertible senior notes, due 12/31/10 ....         2,789,125

Medical - Biomedical and Genetic - 0.1%
     335,000    Invitrogen Corp., 2.00%
                  convertible senior notes
                  due 8/1/23 (144A) .........................           445,969
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $3,022,336) .....................         3,235,094
--------------------------------------------------------------------------------
Preferred Stock - 0.6%
Multi-Line Insurance - 0.6%
      47,300    PartnerRe, Ltd., 8.00% (cost $2,549,724) ....         2,703,195
--------------------------------------------------------------------------------
Other Securities - 1.2%
                State Street Navigator Securities Lending
$  5,039,959      Prime Portfolio+ (cost $5,039,959) ........         5,039,959
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 0.7%
                Federal Home Loan Bank System
   2,800,000      0.95%, 2/2/04
                  (amortized cost $2,799,926) ...............         2,799,926
--------------------------------------------------------------------------------
Total Investments (total cost $375,176,176) - 102.3% ........       432,064,993
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.3)%      (9,572,589)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $  422,492,404
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                       Janus Adviser Series  January 31, 2004  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH FUND (unaudited)

Summary of Investments by Country, January 31, 2004

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            3.0%          $    13,144,741
Canada                                             0.1%                  610,342
Finland                                            0.6%                2,410,299
Ireland                                            0.9%                3,671,150
Japan                                              1.0%                4,210,242
Switzerland                                        1.4%                6,217,371
United Kingdom                                     0.4%                1,583,868
United States++                                   92.6%              400,216,980
--------------------------------------------------------------------------------
Total                                            100.0%          $   432,064,993

++Includes Short-Term Securities (90.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2004

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04              80,000    $       144,939    $       (14,243)
British Pound 4/16/04             370,000            669,188             (2,817)
Euro 3/26/04                    2,600,000          3,224,214             10,940
Japanese Yen 3/26/04          225,000,000          2,130,083            (36,068)
Swiss Franc 4/16/04             1,750,000          1,391,538              7,891
--------------------------------------------------------------------------------
Total                                        $     7,559,962    $       (34,297)

See Notes to Schedules of Investments and Financial Statements

6  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CAPITAL APPRECIATION FUND (unaudited)

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]
Scott Schoelzel
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended January 31, 2004, Janus Adviser Capital Appreciation Fund advanced 10.84% for its I Shares and 10.56% for its C Shares, while its benchmark, the S&P 500(R) Index, gained 15.22% and the Russell 1000 Growth Index gained 14.23%.(1)

MARKET OVERVIEW

The period began with a short pause for equity markets as investors questioned whether or not the burgeoning economic recovery was sustainable. By mid-August, however, it had become increasingly clear that the government's massive program of fiscal and monetary stimulus was having the desired effect, and markets resumed their advance, supported by improving economic fundamentals and healthy corporate earnings. Notably, the U.S. Commerce Department reported that real GDP grew at an impressive 8.2% annual rate in the third quarter and a still healthy 4.0% in the fourth. Importantly, business orders and investment have rebounded from several years of stagnation. Recent improvement in the labor market has also been encouraging, with the unemployment rate dropping from 6.1% in September to 5.7% in December. On the downside, the strengthening economy triggered concerns that the Federal Reserve might raise overnight rates off more than 40-year lows. Despite this, the Fed left rates unchanged in January, although they toned down their accommodative policy stance. The 10-year Treasury bond ended the period at 4.13%.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We generally invest the Fund's assets in larger capitalization companies. This bias toward large cap names hampered performance in a market that was more attracted to small- and mid-cap issues. In addition, the market gravitated to lesser quality companies with leveraged balance sheets that were given a life extension due to the low interest rate environment.

Despite the market's short-term preferences, we worked diligently and monitored the volatility that naturally occurs within a concentrated Fund. By exploring a larger universe and investing in a broader array of industries, we're striving for more consistent returns through the market's ups and downs.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Among the Fund's standouts were health insurance interest UnitedHealth Group, which continues to execute on its top and bottom lines, and NIKE, the world's biggest maker of sports apparel. Also lifting results was wireless communications provider Nextel Communications, followed by generic and branded drug maker Forest Laboratories. Rounding out the list of top contributors was biotechnology innovator Genentech, which consistently taps its strong research and development pipeline.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   UnitedHealth Group
   NIKE
   Nextel Communications
   Forest Laboratories
   Genentech
--------------------------------------------------------------------------------

Q. WHICH HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?
The Fund's biggest disappointment was medical technology developer Medtronic. Elsewhere, apparel and housewares retailer Kohl's slumped amid weaker than expected traffic over the holiday season, while student loan originator Sallie Mae lagged as well. Other detractors included oil and gas exploration firm Anadarko Petroleum, and Viacom, which owns entertainment properties MTV, CBS, Paramount Pictures and Blockbuster Video.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Medtronic
   Kohl's
   Sallie Mae
   Viacom
   Anadarko Petroleum
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON PERFORMANCE?
Although our investment decisions are based solely on fundamental company-level research, sector analysis can provide some additional insight into performance. That said, the energy group, as represented by Anadarko Petroleum, was the sector that contributed least positively to results on an absolute basis. The consumer staples were our second

                                       Janus Adviser Series  January 31, 2004  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CAPITAL APPRECIATION FUND (unaudited)

weakest performing area, including the likes of Procter & Gamble. Boosted by UnitedHealth Group and Forest Laboratories, the healthcare sector led all others on an absolute basis. The information technology sector followed as standouts such as Qualcomm and Electronic Arts paved the way. Notably, investments in the latter two groups accounted for more than 40% of the Fund's total assets.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Moving ahead, I am excited about the mix of individual stocks we currently own in the Fund, and feel it is well-tuned to respond to further evidence of a sustained economic recovery as we move through 2004. We continue to aim for full investment of the Fund, although we remain disciplined in refraining from a purchase until we're certain a company is truly worthy of your investment dollars.

Lastly, in light of recent events surrounding the mutual fund industry, I would like to reiterate my pledge to conducting myself in a trustworthy manner while managing your money. As an investor in Janus' investment offerings, I found recent allegations unsettling. I have a keen interest in maintaining the Fund's integrity as well as striving for outstanding performance, and my commitment to acting in the best interests of investors has not wavered.

--------------------------------------------------------------------------------
Janus Adviser Capital Appreciation Fund - I Shares $21,971
S&P 500(R) Index $15,598
Russell 1000 Growth Index $13,250

INITIAL INVESTMENT OF $10,000

[LINE GRAPH]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Capital Appreciation Fund - I Shares, the S&P 500(R) Index and the Russell 1000 Growth Index. Janus Adviser Capital Appreciation Fund - I Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through January 31, 2004. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Capital Appreciation Fund - I Shares ($21,971) as compared to the S&P 500(R) Index ($15,598) and the Russell 1000 Growth Index ($13,250).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JANUARY 31, 2004
--------------------------------------------------------------------------------
                                       FISCAL      ONE      FIVE      SINCE
                                    YEAR-TO-DATE  YEAR      YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Capital Appreciation
Fund - I Shares                        10.84%    22.69%    (0.23)%    12.36%
--------------------------------------------------------------------------------
Janus Adviser Capital Appreciation
Fund - C Shares at NAV**               10.56%    22.03%    (0.79)%    11.86%
--------------------------------------------------------------------------------
Janus Adviser Capital Appreciation
Fund - C Shares at MOP***               8.36%    19.60%    (0.99)%    11.70%
--------------------------------------------------------------------------------
S&P 500(R)Index                        15.22%    34.55%    (1.02)%     6.81%
--------------------------------------------------------------------------------
Russell 1000 Growth Index              14.23%    35.69%    (5.81)%     4.26%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

FUND ASSET MIX(2) - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

U.S. Treasury Note - 0.2%

Common Stock - Foreign - 4.2%

Common Stock - Domestic - 95.8%

Number of Stocks: 40
Top 10 Equities: 49.6%

8  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                            JANUARY 31, 2004       JULY 31, 2003

UnitedHealth Group, Inc.                                9.3%                8.3%
Genentech, Inc.                                         5.5%                3.9%
Bank of America Corp.                                   5.2%                5.1%
Electronic Arts, Inc.                                   5.2%                3.9%
NIKE, Inc. - Class B                                    4.7%                3.1%
Goldman Sachs Group, Inc.                               4.1%                3.5%
Microsoft Corp.                                         4.1%                5.1%
Nextel Communications, Inc.
  - Class A                                             4.0%                 --
eBay, Inc.                                              3.9%                2.4%
3M Co.                                                  3.6%                3.1%

TOP INDUSTRIES - FUND VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART]

                                 Janus Adviser
                                    Capital
                                  Appreciation         S&P 500(R)
                                      Fund               Index

Medical - HMO                        14.1%                0.7%
Super-Regional Banks                  9.2%                5.3%
Cellular Telecommunications           6.8%                0.6%
Medical -
  Biomedical and Genetic              5.5%                1.2%
Entertainment Software                5.2%                0.1%
Athletic Footwear                     4.7%                0.2%
Finance -
  Investment Bankers/Brokers          4.1%                5.2%
Applications Software                 4.1%                3.1%
E-Commerce/Services                   3.9%                0.4%
Diversified Operations                3.6%                5.5%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

(2)  Chart includes Cash and Cash Equivalents of (0.2)%.

See "Explanations of Charts, Tables and Financial Statements."

  *  The predecessor fund's inception date - May 1, 1997.
 ** Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.
*** Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C Shares redeemed within 12 months of purchase. Effective November 28, 2003, the 1.00% contingent deferred sales charge on Class C Shares redeemed within 18 months of purchase changed to apply only to shares redeemed within 12 months of purchase.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There is no assurance that the investment process will consistently lead to successful investing.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, total returns would have been lower.

                                       Janus Adviser Series  January 31, 2004  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 100.0%
Applications Software - 4.1%
   1,693,595    Microsoft Corp. .............................    $   46,827,902

Athletic Footwear - 4.7%
     777,925    NIKE, Inc. - Class B ........................        54,190,256

Batteries and Battery Systems - 2.4%
     669,460    Energizer Holdings, Inc.* ...................        27,775,895

Cable Television - 2.6%
     823,787    EchoStar Communications Corp. - Class A* ....        30,068,226

Cellular Telecommunications - 6.8%
   1,749,290    Nextel Communications, Inc. - Class A* ......        46,163,764
     969,194    Vodafone Group PLC ..........................         2,425,718
   1,161,250    Vodafone Group PLC (ADR)# ...................        29,728,000

                                                                     78,317,482

Computers - Memory Devices - 0.1%
      79,300    EMC Corp.* ..................................         1,113,372

Cosmetics and Toiletries - 3.2%
     361,695    Procter & Gamble Co. ........................        36,560,131

Diversified Operations - 3.6%
     529,905    3M Co. ......................................        41,910,186

E-Commerce/Products - 1.4%
     327,355    Amazon.com, Inc.* ...........................        16,524,880

E-Commerce/Services - 3.9%
     671,190    eBay, Inc.* .................................        44,989,866

Electronic Components - Semiconductors - 3.1%
     105,830    Broadcom Corp. - Class A* ...................         4,295,640
     995,960    Texas Instruments, Inc. .....................        31,223,346

                                                                     35,518,986

Entertainment Software - 5.2%
   1,269,300    Electronic Arts, Inc.* ......................        59,479,398

Finance - Consumer Loans - 3.4%
   1,018,895    SLM Corp. ...................................        39,125,568

Finance - Investment Bankers/Brokers - 4.1%
     470,475    Goldman Sachs Group, Inc. ...................        46,835,786

Medical - Biomedical and Genetic - 5.5%
     667,985    Genentech, Inc.*,# ..........................        63,792,568

Medical - Drugs - 3.2%
     499,105    Forest Laboratories, Inc.* ..................        37,178,331

Medical - HMO - 14.1%
     510,360    Aetna, Inc. .................................        35,725,200
     110,715    Anthem, Inc.*,# .............................         9,054,273
   1,745,580    UnitedHealth Group, Inc. ....................       106,270,909
     103,210    WellPoint Health Networks, Inc.* ............        10,837,050

                                                                    161,887,432

Medical Instruments - 1.5%
     354,920    Medtronic, Inc. .............................        17,469,162

Multimedia - 1.4%
     931,687    Time Warner, Inc.* ..........................        16,369,741

Networking Products - 1.4%
     643,560    Cisco Systems, Inc.* ........................        16,500,878

Pharmacy Services - 1.4%
     600,000    Caremark Rx, Inc.*,# ........................        16,050,000

Photo Equipment and Supplies - 0.4%
     168,815    Eastman Kodak Co. ...........................         4,796,034

Retail - Auto Parts - 2.8%
     614,070    Advance Auto Parts, Inc.* ...................    $   23,899,604
      91,550    AutoZone, Inc.* .............................         7,719,496

                                                                     31,619,100

Retail - Automobile - 1.3%
     436,090    CarMax, Inc.* ...............................        14,543,602

Retail - Major Department Stores - 1.0%
     259,570    Sears, Roebuck and Co. ......................        11,485,973

Retail - Regional Department Stores - 1.8%
     454,220    Kohl's Corp.* ...............................        20,121,946

Super-Regional Banks - 9.2%
     733,820    Bank of America Corp. .......................        59,776,976
     105,715    Fifth Third Bancorp .........................         6,109,270
     691,460    Wells Fargo & Co. ...........................        39,696,719

                                                                    105,582,965

Telecommunication Equipment - 1.4%
     768,490    Nokia Oyj (ADR) .............................        15,877,003

Transportation - Services - 2.3%
     369,980    United Parcel Service, Inc. - Class B .......        26,368,475

Web Portals/Internet Service Providers - 1.1%
     261,770    Yahoo!, Inc.* ...............................        12,263,925

Wireless Equipment - 1.6%
     310,150    QUALCOMM, Inc. ..............................        18,118,963
--------------------------------------------------------------------------------
Total Common Stock (cost $917,477,879) ......................     1,149,264,032
--------------------------------------------------------------------------------
U.S. Treasury Note - 0.2%
$  2,813,000    U.S. Treasury Note, 1.875%
                  due 9/30/04 (cost $2,815,381) .............         2,827,284
--------------------------------------------------------------------------------
Other Securities - 1.2%
                State Street Navigator Securities Lending
  13,842,119      Prime Portfolio+ (cost $13,842,119) .......        13,842,119
--------------------------------------------------------------------------------
Total Investments (total cost $934,135,379) - 101.4% ........     1,165,933,435
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.4)%     (16,183,251)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $1,149,750,184
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2004

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Finland                                            1.4%          $    15,877,003
United Kingdom                                     2.7%               32,153,718
United States++                                   95.9%            1,117,902,714
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,165,933,435

++Includes Short-Term Securities (94.7% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

10  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MID CAP GROWTH FUND (unaudited)

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]
Jonathan Coleman
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended January 31, 2004, Janus Adviser Mid Cap Growth Fund advanced 15.37% for its I Shares and 15.09% for its C Shares, while its benchmark, the Russell Midcap Growth Index, gained 19.88%.(1)

MARKET OVERVIEW

The period began with a brief respite for equity markets as investors questioned whether or not the burgeoning economic recovery was sustainable. By mid-August, however, it had become increasingly clear that the government's massive program of fiscal and monetary stimulus was having the desired effect, and markets resumed their advance, supported by improving economic fundamentals and healthy corporate earnings. Notably, the U.S. Commerce Department reported that real GDP grew at an impressive 8.2% annual rate in the third quarter and a still healthy 4.0% in the fourth. Importantly, business orders and investment have rebounded from several years of stagnation. Recent improvement in the labor market has also been encouraging, with the unemployment rate dropping from 6.1% in September to 5.7% in December. On the downside, the strengthening economy triggered concerns that the Federal Reserve might raise overnight rates off more than 40-year lows. Despite this, the Fed left rates unchanged in January, although they toned down their accommodative policy stance. The 10-year Treasury bond ended the period at 4.13%.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
While it was a satisfying time for many equity investors as stock markets generally experienced substantial gains, one must understand that such periods are far from the norm. Although we enjoyed the broad move up, we adhered to our commitment of preserving and growing shareholder capital by maintaining a Fund consisting of what we see as innovative companies from across many industries. We increased our holdings of stocks poised to benefit from an improving economy when our fundamental research supported such a thesis.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Some of the Fund's standouts included National Semiconductor, which produces analog microprocessor chips for electronic devices such as wireless phones, and International Game Technology, a world-leading producer of slot machines for casinos. Also contributing significantly was St. Jude Medical, a medical device manufacturer for cardiac disorders, and insurance holding company Berkshire Hathaway. Lastly, advanced electronics manufacturer Flextronics provided a lift for the Fund as well.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   National Semiconductor
   International Game Technology
   St. Jude Medical
   Berkshire Hathaway
   Flextronics
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our biggest disappointments included InterActiveCorp - formerly USA Interactive
- an online retailer focused heavily on travel markets, and Irish discount air carrier Ryanair Holdings. Also lagging was medical insurer First Health Group, and AutoZone, an automotive parts and accessories retailer. Biopharmaceutical concern Gilead Sciences rounded out the list of underperformers.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   InterActiveCorp
   Ryanair Holdings
   First Health Group
   AutoZone
   Gilead Sciences
--------------------------------------------------------------------------------

                                      Janus Adviser Series  January 31, 2004  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MID CAP GROWTH FUND (unaudited)

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON PERFORMANCE?
While we construct our portfolios by focusing on the fundamentals of individual companies, sector weightings do have an impact on performance. Given this, the sectors that weighed most heavily on the Fund's absolute returns were the consumer staples and telecommunication services areas, although both groups managed to make minimally positive contributions to performance. The two sectors having the most favorable impact on results were our consumer discretionary holdings, where our weighting exceeded that of the index, and the information technology group.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
As always, we will continue to seek out compelling mid-cap investments across the many industries we feel provide the best opportunity to balance risk and reward. At the same time, our search for quality companies will not be limited to any particular segment of the economy and we will further attempt to spread some of our risk by keeping position sizes manageable. While seeking to maximize returns, we also realize that patience is sometimes required for an idea to play out. As long as there's no change in our original thesis, we're willing to wait for the performance to come to us.

In closing, it's important to me that you know I assume my obligation of trust with the utmost seriousness, and that I work every day to support the confidence you have placed in me, and in Janus. The news of discretionary frequent trading relationships at Janus greatly distressed me, and I am encouraged that the frequent trading relationships have been terminated. Furthermore, I believe Janus is taking the appropriate steps so this does not happen again. I write this not only as your portfolio manager, but as an investor with a financial interest in the mid cap growth products I manage.

--------------------------------------------------------------------------------
Janus Adviser Mid Cap Growth Fund - I Shares $24,966
Russell Midcap Growth Index $26,510
S&P MidCap 400 Index $39,417

INITIAL INVESTMENT OF $10,000

[LINE GRAPH]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Mid Cap Growth Fund - I Shares, the Russell MidCap Growth Index and the S&P MidCap 400 Index. Janus Adviser Mid Cap Growth Fund - I Shares is represented by a shaded area of blue. The Russell MidCap Growth Index is represented by a solid black line. The S&P MidCap 400 Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through January 31, 2004. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Mid Cap Growth Fund - I Shares ($24,966) as compared to the Russell MidCap Growth Index ($26,510) and the S&P MidCap 400 Index ($39,417).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JANUARY 31, 2004
--------------------------------------------------------------------------------
                             FISCAL       ONE      FIVE       TEN      SINCE
                          YEAR-TO-DATE   YEAR      YEAR      YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Mid Cap
Growth Fund - I Shares       15.37%     38.10%    (3.46)%    7.90%     9.20%
--------------------------------------------------------------------------------
Janus Adviser Mid Cap
Growth Fund -
C Shares at NAV**            15.09%     37.39%    (4.16)%    7.37%     8.60%
--------------------------------------------------------------------------------
Janus Adviser Mid Cap
Growth Fund -
C Shares at MOP***           12.78%     34.62%    (4.35)%    7.26%     8.50%
--------------------------------------------------------------------------------
Russell Midcap
Growth Index#                19.88%     48.89%     2.07%     9.48%     9.81%
--------------------------------------------------------------------------------
S&P MidCap 400 Index         19.03%     42.73%    10.55%    13.91%    14.12%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing at least 80% of its equity assets in securities issued by medium-sized companies.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 1.0%

Common Stock - Foreign - 7.1%

Common Stock - Domestic - 91.9%

Number of Stocks: 98
Top 10 Equities: 23.2%

12  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                            JANUARY 31, 2004       JULY 31, 2003

Lamar Advertising Co.                                   3.0%                2.5%
Berkshire Hathaway, Inc.
  - Class B                                             3.0%                2.7%
St. Jude Medical, Inc.                                  2.9%                2.3%
Kinder Morgan, Inc.                                     2.7%                2.9%
Ball Corp.                                              2.2%                1.8%
International Game Technology                           2.0%                2.1%
EchoStar Communications Corp.
  - Class A                                             2.0%                2.2%
EOG Resources, Inc.                                     1.9%                1.6%
Northern Trust Corp.                                    1.8%                1.7%
Apollo Group, Inc. - Class A                            1.7%                1.7%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                 Janus Adviser
                                    Mid Cap            Russell Midcap
                                  Growth Fund           Growth Index

Oil Companies -
  Exploration and Production          4.6%                 1.1%
Electronic Components -
  Semiconductors                      4.0%                 5.8%
Medical Instruments                   3.9%                 0.5%
Advertising Sales                     3.0%                 0.2%
Reinsurance                           3.0%                 0.0%
Fiduciary Banks                       3.0%                 0.3%
Semiconductor Equipment               2.9%                 2.0%
Pipelines                             2.7%                 0.4%
Commercial Services - Finance         2.6%                 2.5%
Human Resources                       2.6%                 0.6%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

  *  The predecessor fund's inception date - September 13, 1993.
 ** Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.
*** Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C Shares redeemed within 12 months of purchase. Effective November 28, 2003, the 1.00% contingent deferred sales charge on Class C Shares redeemed within 18 months of purchase changed to apply only to shares redeemed within 12 months of purchase.

   # Since inception return calculated from August 31, 1993.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective June 2, 2003, Janus Adviser Aggressive Growth Fund changed its name to Janus Adviser Mid Cap Growth Fund and adopted a new policy to invest at least 80% of its net assets in equity securities of mid-sized companies.

Funds that emphasize investments in smaller companies may experience greater price volatility.

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector.

There is no assurance that the investment process will consistently lead to successful investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Effective June 2, 2003 Janus Adviser Mid Cap Growth Fund changed its primary benchmark from the S&P MidCap 400 Index to the Russell Midcap Growth Index. This change was made in connection with the Fund's name change from Janus Adviser Aggressive Growth Fund to Janus Adviser Mid Cap Growth Fund and corresponding changes in investment policies. The Fund will retain the S&P MidCap 400 Index as a secondary index. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, total returns would have been lower.

                                      Janus Adviser Series  January 31, 2004  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.0%
Advertising Agencies - 0.7%
     112,895    Interpublic Group of Companies, Inc.*,# .....    $    1,867,283

Advertising Sales - 3.0%
     211,457    Lamar Advertising Co.* ......................         8,136,866

Airlines - 0.9%
      65,860    Ryanair Holdings PLC (ADR)*,# ...............         2,305,100

Apparel Manufacturers - 0.5%
      35,090    Liz Claiborne, Inc. .........................         1,255,169

Applications Software - 0.4%
      23,745    Citrix Systems, Inc.* .......................           477,512
      12,265    National Instruments Corp.# .................           604,297

                                                                      1,081,809

Athletic Footwear - 0.6%
       8,826    Puma A.G. Rudolf Dassler Sport ..............         1,603,012

Audio and Video Products - 1.3%
      47,270    Harman International Industries, Inc. .......         3,508,852

Automotive - Truck Parts and Equipment - Original - 0.9%
      37,915    Lear Corp. ..................................         2,489,499

Broadcast Services and Programming - 0.8%
     106,020    Citadel Broadcasting Corp.*,# ...............         2,009,079

Building - Residential and Commercial - 1.1%
       6,940    NVR, Inc.*,# ................................         3,015,430

Building Products - Air and Heating - 0.4%
      10,000    American Standard Companies, Inc.* ..........         1,062,000

Cable Television - 2.0%
     148,635    EchoStar Communications Corp. - Class A* ....         5,425,178

Casino Hotels - 1.4%
      81,355    Mandalay Resort Group .......................         3,813,109

Casino Services - 2.0%
     146,630    International Game Technology ...............         5,492,760

Cellular Telecommunications - 0.8%
     167,840    Nextel Partners, Inc. - Class A* ............         2,170,171

Commercial Banks - 0.7%
      19,585    M&T Bank Corp. ..............................         1,762,062

Commercial Services - 0.1%
       8,145    Iron Mountain, Inc.*,# ......................           339,076

Commercial Services - Finance - 2.6%
      51,740    Moody's Corp. ...............................         3,305,669
     101,137    Paychex, Inc. ...............................         3,790,614

                                                                      7,096,283

Computers - 0.8%
      88,925    Apple Computer, Inc.* .......................         2,006,148

Containers - Metal and Glass - 2.2%
      94,005    Ball Corp. ..................................         5,881,893

Disposable Medical Products - 1.3%
      37,105    C.R. Bard, Inc. .............................         3,495,291

Diversified Operations - 0.8%
      28,930    ITT Industries, Inc. ........................         2,156,442

Diversified Operations - Commercial Services - 1.7%
     202,685    Cendant Corp.* ..............................         4,590,815

E-Commerce/Services - 0.5%
      20,190    eBay, Inc.* .................................         1,353,336

Electric Products - Miscellaneous - 1.1%
      57,590    AMETEK, Inc. ................................         2,965,885

Electronic Components - Miscellaneous - 1.4%
     203,160    Flextronics International, Ltd.
                  (New York Shares)* ........................    $    3,860,040

Electronic Components - Semiconductors - 4.0%
      78,720    Advanced Micro Devices, Inc.* ...............         1,169,779
      27,300    Altera Corp. ................................           611,247
      82,335    Intersil Corp. - Class A ....................         2,160,470
      52,370    LSI Logic Corp.*,# ..........................           538,887
     109,365    National Semiconductor Corp.* ...............         4,205,085
      98,145    NVIDIA Corp.*,# .............................         2,183,727

                                                                     10,869,195

Electronic Design Automation - 1.2%
     103,860    Cadence Design Systems, Inc.* ...............         1,720,960
      45,255    Synopsys, Inc.* .............................         1,597,049

                                                                      3,318,009

Enterprise Software/Services - 1.0%
     136,920    BMC Software, Inc.* .........................         2,724,708

Entertainment Software - 1.5%
      84,335    Electronic Arts, Inc.* ......................         3,951,938

Fiduciary Banks - 3.0%
      75,390    Investors Financial Services Corp.# .........         3,124,162
     102,455    Northern Trust Corp. ........................         4,866,612

                                                                      7,990,774

Finance - Commercial - 0.6%
      76,660    CapitalSource, Inc.# ........................         1,686,520

Finance - Other Services - 0.5%
      16,330    Chicago Mercantile Exchange Holdings, Inc. ..         1,427,569

Financial Guarantee Insurance - 1.4%
      52,630    MGIC Investment Corp. .......................         3,628,312

Food - Dairy Products - 1.4%
     121,495    Dean Foods Co. ..............................         3,887,840

Hotels and Motels - 2.3%
      35,955    Marriott International, Inc. - Class A ......         1,596,042
     131,720    Starwood Hotels & Resorts Worldwide, Inc. ...         4,654,985

                                                                      6,251,027

Human Resources - 2.6%
      74,535    Manpower, Inc. ..............................         3,456,933
     152,490    Robert Half International, Inc.* ............         3,581,990

                                                                      7,038,923

Industrial Gases - 0.5%
      36,720    Praxair, Inc. ...............................         1,300,255

Internet Security - 0.5%
      68,740    Check Point Software Technologies, Ltd.
                  (New York Shares)* ........................         1,409,170

Investment Management and Advisory Services - 1.7%
      85,510    T. Rowe Price Group, Inc. ...................         4,457,636

Medical - Biomedical and Genetic - 2.5%
      63,510    Celgene Corp.*,# ............................         2,566,439
      55,560    Invitrogen Corp.* ...........................         4,278,120

                                                                      6,844,559

Medical - Drugs - 0.5%
      24,985    Cephalon, Inc.*,# ...........................         1,369,678

Medical - Generic Drugs - 1.6%
      55,680    Barr Pharmaceuticals, Inc.* .................         4,192,147

Medical - HMO - 0.7%
      28,775    Conventry Health Care, Inc.* ................         1,907,783

See Notes to Schedules of Investments and Financial Statements

14  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Medical Instruments - 3.9%
     104,710    Apogent Technologies, Inc.* .................    $    2,843,924
     105,445    St. Jude Medical, Inc.* .....................         7,576,224

                                                                     10,420,148

Medical Products - 0.9%
      45,582    INAMED Corp.* ...............................         2,349,296

Oil Companies - Exploration and Production - 4.6%
     111,550    EOG Resources, Inc. .........................         5,053,216
      75,465    Murphy Oil Corp. ............................         4,570,160
      84,830    Pioneer Natural Resources Co. ...............         2,707,774

                                                                     12,331,150

Oil Field Machinery and Equipment - 0.7%
      41,090    Smith International, Inc.* ..................         1,991,221

Optical Supplies - 0.5%
      21,805    Alcon, Inc. (New York Shares) ...............         1,395,738

Photo Equipment and Supplies - 0.4%
      36,610    Eastman Kodak Co. ...........................         1,040,090

Pipelines - 2.7%
     121,365    Kinder Morgan, Inc.* ........................         7,160,535

Property and Casualty Insurance - 0.9%
      61,930    W. R. Berkley Corp. .........................         2,384,924

Publishing - Newspapers - 0.5%
      17,115    McClatchy Co. - Class A# ....................         1,214,823

Radio - 1.6%
      19,699    Cox Radio, Inc. - Class A ...................           458,396
      29,109    Entercom Communications Corp. ...............         1,385,879
      82,190    Westwood One, Inc.* .........................         2,510,905

                                                                      4,355,180

Recreational Vehicles - 0.6%
      19,585    Polaris Industries, Inc.# ...................         1,623,988

Reinsurance - 3.0%
       2,685    Berkshire Hathaway, Inc. - Class B* .........         8,003,985

Respiratory Products - 0.2%
      11,560    Respironics, Inc.* ..........................           569,214

Retail - Auto Parts - 1.2%
      39,930    Advance Auto Parts, Inc.* ...................         1,554,076
      18,765    AutoZone, Inc.*,# ...........................         1,582,264

                                                                      3,136,340

Retail - Discount - 0.6%
      54,930    Fred's, Inc.# ...............................         1,538,040

Retail - Home Furnishings - 0.3%
      43,740    Pier 1 Imports, Inc. ........................           907,605

Retail - Office Supplies - 1.5%
     148,690    Staples, Inc.* ..............................         3,956,641

Retail - Restaurants - 1.8%
      99,730    Darden Restaurants, Inc. ....................         1,994,600
      28,470    Outback Steakhouse, Inc. ....................         1,262,360
      49,030    Yum! Brands, Inc.* ..........................         1,662,607

                                                                      4,919,567

Schools - 1.7%
      63,297    Apollo Group, Inc. - Class A* ...............         4,700,435

Semiconductor Components/Integrated Circuits - 2.6%
      90,685    Emulex Corp.*,# .............................         2,460,284
     105,905    Marvell Technology Group, Ltd.* .............         4,405,648

                                                                      6,865,932

Semiconductor Equipment - 2.9%
      78,930    KLA-Tencor Corp.* ...........................    $    4,504,535
      94,260    Novellus Systems, Inc.* .....................         3,210,496

                                                                      7,715,031

Telecommunication Equipment - 1.5%
      46,650    Harris Corp. ................................         2,270,922
      62,780    Sonus Networks, Inc.* .......................           531,747
      35,830    UTStarcom, Inc.*,# ..........................         1,199,588

                                                                      4,002,257

Telecommunication Services - 0.9%
      88,695    Amdocs, Ltd. (New York Shares)* .............         2,516,277

Television - 1.1%
      80,314    Univision Communications, Inc. - Class A* ...         2,840,706

Textile-Home Furnishings - 1.4%
      55,230    Mohawk Industries, Inc.* ....................         3,842,903

Therapeutics - 1.1%
      50,580    Neurocrine Biosciences, Inc.* ...............         2,862,322

Toys - 1.0%
      79,910    Marvel Enterprises, Inc.* ...................         2,575,499

Transportation - Railroad - 0.6%
      28,590    Canadian National Railway Co.
                  (New York Shares) .........................         1,713,971

Transportation - Services - 0.8%
      28,675    C.H. Robinson Worldwide, Inc.# ..............         1,086,783
      30,530    Expeditors International of Washington, Inc.          1,142,127

                                                                      2,228,910
--------------------------------------------------------------------------------
Total Common Stock (cost $200,609,737) ......................       266,161,359
--------------------------------------------------------------------------------
Other Securities - 6.5%
                State Street Navigator Securities Lending
$ 17,424,785      Prime Portfolio+ (cost $17,424,785) .......        17,424,785
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 1.0%
                Federal Home Loan Bank System
   2,600,000      0.95% 2/2/04
                  (amortized cost $2,599,931) ...............         2,599,931
--------------------------------------------------------------------------------
Total Investments (total cost $220,634,453) - 106.5% ........       286,186,075
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (6.5)%     (17,553,443)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $  268,632,632
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2004

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.5%          $     4,405,648
Canada                                             0.6%                1,713,970
Germany                                            0.6%                1,603,012
Ireland                                            0.8%                2,305,100
Israel                                             0.5%                1,409,170
Singapore                                          1.3%                3,860,040
Switzerland                                        0.5%                1,395,738
United Kingdom                                     0.9%                2,516,277
United States++                                   93.3%              266,977,120
--------------------------------------------------------------------------------
Total                                            100.0%          $   286,186,075

++Includes Short-Term Securities (86.3% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH AND INCOME FUND (unaudited)

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]
Minyoung Sohn
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended January 31, 2004, Janus Adviser Growth and Income Fund advanced 12.99% for its I Shares and 12.70% for its C Shares, while its benchmark, the S&P 500(R) Index, gained 15.22%.(1)

MARKET OVERVIEW

The stock market advanced steadily throughout the six month period in tandem with improving economic fundamentals - in the third quarter, GDP grew 8% behind strong productivity gains and economic growth sustained a healthy 4% rate in the fourth quarter. Although these figures raised some concerns about near-term interest rates, the Federal Reserve maintained its accommodating monetary policy stance and 10-year rates held at approximately 4%. However, job creation continued to lag GDP growth as nonfarm payrolls added only 341,000 over this six month period. In my view, the most encouraging economic data points came from many of our companies themselves as corporate profitability improved in the second half with better revenue trends flowing through reduced cost structures. Most importantly, many companies reported improving booking trends - a positive sign for sustained economic growth if the level of business investment returns.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Tyco International had the greatest positive impact on the portfolio. Despite the criticism around the corporate governance under the old management team, we recognized that Tyco had a collection of what we believed were strong businesses in attractive industry segments (fire and security, healthcare, electronics) which were generating, or had the potential to generate, strong free cash flows. Following meetings with the new management under Ed Breen confirmed our thesis that the individual businesses themselves had operational integrity and that overall profitability and cash flow would potentially improve with restructuring and a recovering economy. In addition to Tyco, several technology holdings such as Cisco and Maxim, also made positive contributions.

Cisco Systems, a leading networking company, and Maxim Integrated Products, a leader in analog and mixed-signal analog circuits, achieved sequential revenue growth, accelerating year-over-year revenue growth, and strong earnings per share improvement. Roche Holding, a Swiss-based pharmaceutical company, benefited from the excitement around Avastin, a new cancer drug under development by Genentech (owned 58.6% by Roche). Another notable contributor was Citigroup.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Tyco International
   Cisco Systems
   Maxim Integrated Products
   Roche Holding
   Citigroup
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Viacom, a global entertainment company with well-known brands such as CBS, MTV and Nickelodeon and leading positions in radio and outdoor advertising, had the greatest negative impact on performance. Media companies generate strong free cash flow potential as they generally tend to enjoy strong profit margins while the businesses have required relatively little capital reinvestment. In 2002, Viacom generated approximately $1.45 in free cash flow per share, and I believed that advertising would benefit from a rebounding economy. While national advertising did show signs of improvement in the second half of the year, local advertising recovery lagged behind my expectations. InterActiveCorp is a leading player in online commerce. InterActive's shares suffered last fall as the online travel business is facing increasing competition. Other negative contributors included Marsh & McLennan, Samsung Electronics, and Lockheed Martin.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Viacom
   InterActiveCorp
   Marsh & McLennan
   Samsung Electronics
   Lockheed Martin
--------------------------------------------------------------------------------

16  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
For background, the Fund will hold approximately two-thirds to three-quarters of its assets in "core holdings." We believe these companies have a strong competitive advantage (in the form of marketing, manufacturing, or distribution) which should translate into superior margins and cash flow versus their peer group. The remaining assets will be invested in special situation or turnaround opportunities - these may include companies undergoing restructuring programs, undervalued asset plays or specific catalysts such as a major new product launch. I will continue to seek attractive individual investments opportunities in each of these areas. Although the portfolio is constructed using bottoms-up stock analysis, I do review overall sector and industry weightings.

--------------------------------------------------------------------------------
Janus Adviser Growth and Income Fund - I Shares $15,401
S&P 500(R) Index $11,057

INITIAL INVESTMENT OF $10,000

[LINE GRAPH]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Growth and Income Fund - I Shares and the S&P 500(R) Index. Janus Adviser Growth and Income Fund - I Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1998, through January 31, 2004. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Growth and Income Fund - I Shares ($15,401) as compared to the S&P 500(R) Index ($11,057).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JANUARY 31, 2004
--------------------------------------------------------------------------------
                                       FISCAL       ONE      FIVE      SINCE
                                    YEAR-TO-DATE   YEAR      YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Growth and
Income Fund - I Shares                 12.99%     27.71%     3.56%     7.79%
--------------------------------------------------------------------------------
Janus Adviser Growth and
Income Fund - C Shares
at NAV**                               12.70%     27.04%     3.10%     7.38%
--------------------------------------------------------------------------------
Janus Adviser Growth and
Income Fund - C Shares
at MOP***                              10.42%     24.52%     2.90%     7.19%
--------------------------------------------------------------------------------
S&P 500(R)Index                        15.22%     34.55%    (1.02)%    1.76%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term capital growth and current income by normally investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that the portfolio manager believes have income potential.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 0.2%

Corporate Bonds - Domestic - 0.8%

Preferred Stock - 1.4%

Common Stock - Foreign - 15.6%

Common Stock - Domestic - 82.0%

Number of Stocks: 80
Number of Bonds: 5
Top 10 Equities: 28.1%

                                      Janus Adviser Series  January 31, 2004  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                            JANUARY 31, 2004       JULY 31, 2003

Tyco International, Ltd.
  (New York Shares)                                     4.2%                0.6%
Citigroup, Inc.                                         4.2%                4.4%
Roche Holding A.G                                       2.9%                1.5%
Exxon Mobil Corp.                                       2.8%                3.2%
Microsoft Corp.                                         2.5%                3.2%
Cisco Systems, Inc.                                     2.5%                1.4%
Procter & Gamble Co.                                    2.4%                1.7%
Berkshire Hathaway, Inc.
  - Class B                                             2.3%                1.9%
U.S. Bancorp                                            2.2%                1.4%
Fannie Mae                                              2.1%                2.1%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                 Janus Adviser
                                   Growth and          S&P 500(R)
                                  Income Fund            Index


Diversified Operations                8.9%                5.5%
Finance -
  Investment Bankers/Brokers          5.6%                5.2%
Medical - Drugs                       4.9%                6.7%
Electronic Components -
  Semiconductors                      4.3%                3.1%
Multimedia                            4.1%                2.1%
Oil Companies - Integrated            4.0%                4.2%
Cable Television                      4.0%                0.7%
Broadcast Services and
  Programming                         3.7%                0.3%
Medical - HMO                         3.3%                0.7%
Super-Regional Banks                  3.2%                5.3%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

  *  The predecessor fund's inception date - May 1, 1998.
 ** Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.
*** Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C Shares redeemed within 12 months of purchase. Effective November 28, 2003, the 1.00% contingent deferred sales charge on Class C Shares redeemed within 18 months of purchase changed to apply only to shares redeemed within 12 months of purchase.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There is no assurance that the investment process will consistently lead to successful investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Effective January 1, 2004, David Corkins is no longer the portfolio manager of Janus Adviser Growth and Income Fund, and Minyoung Sohn is now the portfolio manager.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, total returns would have been lower.

18  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.6%
Advertising Sales - 1.2%
      85,980    Lamar Advertising Co.* ......................    $    3,308,510

Aerospace and Defense - 1.3%
      73,435    Lockheed Martin Corp. .......................         3,570,410

Airlines - 0.3%
      53,880    Southwest Airlines Co. ......................           805,506

Applications Software - 2.5%
     242,140    Microsoft Corp. .............................         6,695,171

Beverages - Non-Alcoholic - 1.3%
      73,941    PepsiCo, Inc. ...............................         3,494,452

Brewery - 1.4%
      77,757    Anheuser-Busch Companies, Inc. ..............         3,943,835

Broadcast Services and Programming - 3.7%
      99,690    Clear Channel Communications, Inc. ..........         4,485,053
     480,677    Liberty Media Corp. - Class A* ..............         5,595,080

                                                                     10,080,133

Cable Television - 3.4%
     157,367    Comcast Corp. - Special Class A* ............         5,185,243
     114,719    Cox Communications, Inc. - Class A* .........         3,930,273

                                                                      9,115,516

Computer Services - 0.6%
      87,055    Ceridian Corp.* .............................         1,789,851

Computers - 2.3%
      49,190    Dell, Inc.* .................................         1,646,389
      45,350    IBM Corp. ...................................         4,500,081

                                                                      6,146,470

Computers - Peripheral Equipment - 0.9%
      29,835    Lexmark International Group, Inc. - Class A*          2,473,023

Cosmetics and Toiletries - 3.1%
      47,885    International Flavors & Fragrances, Inc. ....         1,755,464
      65,000    Procter & Gamble Co. ........................         6,570,200

                                                                      8,325,664

Disposable Medical Products - 0.7%
      21,555    C.R. Bard, Inc. .............................         2,030,481

Diversified Operations - 8.9%
      44,490    3M Co. ......................................         3,518,714
     153,022    General Electric Co. ........................         5,146,130
      59,355    Honeywell International, Inc. ...............         2,143,903
      23,988    Louis Vuitton Moet Hennessy S.A.** ..........         1,725,433
     432,395    Tyco International, Ltd. (New York Shares) ..        11,566,565

                                                                     24,100,745

E-Commerce/Products - 0.3%
      19,595    Amazon.com, Inc.* ...........................           989,156

E-Commerce/Services - 0.2%
      10,545    eBay, Inc.* .................................           706,831

Electric Products - Miscellaneous - 1.8%
       1,645    Samsung Electronics Company, Ltd. ...........           734,538
      18,215    Samsung Electronics Company, Ltd. (GDR) .....         4,039,176

                                                                      4,773,714

Electronic Components - Semiconductors - 4.3%
     158,675    Advanced Micro Devices, Inc.* ...............    $    2,357,911
     129,305    Intel Corp. .................................         3,956,733
      37,460    NVIDIA Corp.*,# .............................           833,485
     142,675    Texas Instruments, Inc. .....................         4,472,860

                                                                     11,620,989

Enterprise Software/Services - 1.3%
      65,840    Computer Associates International, Inc. .....         1,721,058
     131,980    Oracle Corp.* ...............................         1,822,643

                                                                      3,543,701

Entertainment Software - 0.9%
      53,295    Electronic Arts, Inc.* ......................         2,497,404

Finance - Commercial - 1.4%
      98,545    CIT Group, Inc. .............................         3,736,826

Finance - Investment Bankers/Brokers - 5.6%
     231,020    Citigroup, Inc. .............................        11,430,869
      37,975    Goldman Sachs Group, Inc. ...................         3,780,411

                                                                     15,211,280

Finance - Mortgage Loan Banker - 2.1%
      73,900    Fannie Mae ..................................         5,697,690

Hotels and Motels - 2.6%
     115,488    Fairmont Hotels & Resorts, Inc. .............
                  (New York Shares) .........................         2,962,267
      21,080    Four Seasons Hotels, Inc.# ..................         1,106,278
      86,855    Starwood Hotels & Resorts Worldwide, Inc. ...         3,069,456

                                                                      7,138,001

Medical - Biomedical and Genetic - 1.1%
      45,370    Amgen, Inc.* ................................         2,925,911

Medical - Drugs - 4.9%
     145,900    Pfizer, Inc. ................................         5,344,317
      77,314    Roche Holding A.G.** ........................         7,820,957

                                                                     13,165,274

Medical - HMO - 3.3%
      46,280    Aetna, Inc. .................................         3,239,600
      92,285    UnitedHealth Group, Inc. ....................         5,618,311

                                                                      8,857,911

Medical Instruments - 2.1%
      94,606    Medtronic, Inc. .............................         4,656,507
      13,370    St. Jude Medical, Inc.* .....................           960,635

                                                                      5,617,142

Multi-Line Insurance - 2.1%
      80,804    American International Group, Inc. ..........         5,611,838

Multimedia - 4.1%
     304,745    Time Warner, Inc.* ..........................         5,354,370
      87,020    Viacom, Inc. - Class B ......................         3,506,906
      89,430    Walt Disney Co. .............................         2,146,320

                                                                     11,007,596

Networking Products - 2.5%
     260,130    Cisco Systems, Inc.* ........................         6,669,733

Non-Hazardous Waste Disposal - 1.1%
     105,390    Waste Management, Inc. ......................         2,925,626

Oil Companies - Exploration and Production - 1.5%
     107,137    EnCana Corp. (New York Shares) ..............         4,189,057

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Integrated - 3.6%
      30,472    ConocoPhillips ..............................    $    2,007,495
     187,675    Exxon Mobil Corp. ...........................         7,655,264

                                                                      9,662,759

Pharmacy Services - 2.1%
     104,035    Caremark Rx, Inc.* ..........................         2,782,936
      76,735    Medco Health Solutions, Inc.* ...............         2,827,685

                                                                      5,610,621

Pipelines - 0.7%
      31,620    Kinder Morgan, Inc. .........................         1,865,580

Publishing - Newspapers - 1.3%
      40,605    Gannett Company, Inc. .......................         3,480,255

Reinsurance - 2.3%
       2,068    Berkshire Hathaway, Inc. - Class B ..........         6,164,708

Retail - Auto Parts - 0.2%
       7,455    AutoZone, Inc.* .............................           628,606

Retail - Office Supplies - 0.5%
      47,025    Staples, Inc.* ..............................         1,251,335

Retail - Pet Food and Supplies - 0.3%
      30,145    PETsMART, Inc. ..............................           707,503

Semiconductor Components/Integrated Circuits - 3.1%
      68,475    Linear Technology Corp. .....................         2,739,000
     109,706    Maxim Integrated Products, Inc. .............         5,611,462

                                                                      8,350,462

Semiconductor Equipment - 1.1%
     131,735    Applied Materials, Inc.* ....................         2,866,554

Soap and Cleaning Preparations - 0.3%
      36,991    Reckitt Benckiser PLC .......................           863,873

Super-Regional Banks - 3.2%
      34,555    Bank of America Corp. .......................         2,814,850
     211,847    U.S. Bancorp ................................         5,988,915

                                                                      8,803,765
Telecommunication Equipment - 1.4%
     189,905    Nokia Oyj (ADR)** ...........................         3,923,437

Television - 0.3%
      58,569    British Sky Broadcasting Group PLC* .........           791,040

Toys - 1.2%
      20,880    Marvel Enterprises, Inc.* ...................           672,962
     137,475    Mattel, Inc. ................................         2,599,653

                                                                      3,272,615

Transportation - Railroad - 0.9%
      43,390    Canadian National Railway Co. ...............
                  (New York Shares) .........................         2,601,231

Web Portals/Internet Service Providers - 0.3%
      21,070    Yahoo!, Inc.* ...............................           987,130
--------------------------------------------------------------------------------
Total Common Stock (cost $220,125,798) ......................       264,596,921
--------------------------------------------------------------------------------
Corporate Bonds - 0.8%
Advertising Sales - 0.1%
$    275,000    Lamar Advertising Co., 2.875%
                  convertible senior notes, due 12/31/10 ....           289,438

Cable Television - 0.6%
   1,500,000    Cox Communications, Inc., 7.125%
                  notes, due 10/1/12 ........................         1,736,510

Non-Hazardous Waste Disposal - 0.1%
$    150,000    Allied Waste North America, Inc., 7.875%
                  senior notes, due 4/15/13 .................    $      163,688

Oil Companies - Exploration and Production - 0%
      40,000    Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 .......            21,950

Toys - 0%
      30,000    Mattel, Inc., 6.125%
                  notes, due 7/15/05 ........................            31,557
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,971,771) .....................         2,243,143
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Automotive - Cars and Light Trucks - 0.8%
       3,777    Porsche A.G.** ..............................         2,153,700

Non-Hazardous Waste Disposal - 0.2%
       6,500    Allied Waste Industries, Inc.
                  convertible, 6.25%# .......................           491,920

Oil Companies - Integrated - 0.4%
      20,700    Aerada Hess Corp., convertible, 7.00% .......         1,193,355
--------------------------------------------------------------------------------
Total Preferred Stock (cost $3,033,909) .....................         3,838,975
--------------------------------------------------------------------------------
Other Securities - 0.1%
                State Street Navigator Securities Lending
$    389,332      Prime Portfolio+ (cost $389,332) ..........           389,332
--------------------------------------------------------------------------------
Total Investments (total cost $225,520,810) - 99.9% .........       271,068,371
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%           145,766
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $  271,214,137
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2004

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            4.3%          $    11,566,565
Canada                                             4.0%               10,858,833
Finland                                            1.4%                3,923,437
France                                             0.6%                1,725,433
Germany                                            0.8%                2,153,700
South Korea                                        1.8%                4,773,714
Switzerland                                        2.9%                7,820,957
United Kingdom                                     0.6%                1,654,913
United States++                                   83.6%              226,590,819
--------------------------------------------------------------------------------
Total                                            100.0%          $   271,068,371

++Includes Short-Term Securities (83.5% excluding Short-Term Securities)

Forward Currency Contracts, Open At January 31, 2004

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Euro 3/26/04                    2,230,000    $     2,765,383    $      (169,858)
Swiss Franc 3/26/04             1,800,000          1,430,579            (93,382)
Swiss Franc 4/16/04             1,325,000          1,053,593            (28,644)
--------------------------------------------------------------------------------
Total                                        $     5,249,555    $      (291,884)

See Notes to Schedules of Investments and Financial Statements

20  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CORE EQUITY FUND (unaudited)

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]
Karen L. Reidy
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended January 31, 2004, Janus Adviser Core Equity Fund gained 13.81% for its I Shares and 13.50% for its C Shares, while its benchmark, the S&P 500(R) Index, advanced 15.22%.(1)

MARKET OVERVIEW

As questions still lingered about the sustainability of the nascent economic recovery, equity markets began the period with a brief pause. By mid-August, however, it had become increasingly clear that the government's program of fiscal and monetary stimulus was having the desired effect, and markets resumed their advance, supported by improving economic fundamentals and healthy corporate earnings. Notably, the U.S. Commerce Department reported that real GDP grew at an impressive 8.2% annual rate in the third quarter and a still healthy 4.0% in the fourth. Importantly, business orders and investment have rebounded from several years of stagnation. Recent improvement in the labor market has also been encouraging, with the unemployment rate dropping from 6.1% in September to 5.7% in December. On the downside, the strengthening economy triggered concerns that the Federal Reserve might raise overnight rates off more than 40-year lows. Despite this, the Fed left rates unchanged in January, although they toned down their accommodative policy stance.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
As my confidence in the economic expansion grew with the turnaround in jobless claims and capital spending plans, I added incremental exposure to stocks I believe had above average revenue growth potential or economic sensitivity. In selecting these positions, I focused on attractively valued companies that combine market leadership, improving operational execution and exceptional free cash flow-generating capability. At the same time, I maintained commitment to a core group of more historically consistent performers I believe have stable, predictable returns and relatively muted economic sensitivity.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? The Fund's top performing name was diversified products manufacturer Tyco International, our largest position. Also lifting performance was semiconductor producer Texas Instruments and internet portal Yahoo!, which was propelled in part by its internet advertising business. Other leaders included industrial conglomerate General Electric, which produces everything from consumer products to aircraft engines, and manufacturing concern Honeywell International.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Tyco International
   Texas Instruments
   Yahoo!
   General Electric
   Honeywell International
--------------------------------------------------------------------------------

Q. WHICH HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?
Our biggest detractor was Costco Wholesale, an operator of numerous membership warehouses in the U.S. and abroad. Meanwhile, retail giant Wal-Mart held back results as it saw softer comparable store sales, while financial analysis and advice provider Marsh & McLennan also restricted gains. Rounding out the list of top underperformers was pet supply retailer Petsmart and entertainment conglomerate Viacom.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Costco Wholesale
   Wal-Mart
   Marsh & McLennan
   Viacom
   Petsmart
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON PERFORMANCE?
Although sector weightings can affect the Fund's performance, I want to make it clear that our focus is on individual companies and the business characteristics they possess. As such, sector weightings are simply a residual of our stock

                                      Janus Adviser Series  January 31, 2004  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CORE EQUITY FUND (unaudited)

selection process. Nonetheless, the telecommunication services sector was the Fund's poorest performing group on an absolute basis, while the utilities sector also posted a sub-par result. Both areas managed to generate minimally positive contributions to returns, however. Meanwhile, the information technology and industrials groups, where our selection of stocks outperformed that of our benchmark, provided the biggest lift on an absolute basis.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
We will continue to balance our more aggressive, growth-oriented holdings with a core of historically disciplined, stable-growing companies. As always, our focus will remain on what we believe are reasonably valued equities backed by companies possessing innate competitive advantages, disciplined management teams, improving revenue growth and strengthening balance sheets.

--------------------------------------------------------------------------------
Janus Adviser Core Equity Fund - I Shares $22,439
S&P 500(R) Index $15,598

INITIAL INVESTMENT OF $10,000

[LINE GRAPH]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Core Equity Fund - I Shares and the S&P 500(R) Index. Janus Adviser Core Equity Fund - I Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through January 31, 2004. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Adviser Core Equity Fund - I Shares ($22,439) as compared to the S&P 500(R) Index ($15,598).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JANUARY 31, 2004
--------------------------------------------------------------------------------
                                       FISCAL       ONE      FIVE     SINCE
                                    YEAR-TO-DATE   YEAR      YEAR   INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Core Equity
Fund - I Shares                        13.81%     27.39%     1.25%    12.71%
--------------------------------------------------------------------------------
Janus Adviser Core Equity
Fund - C Shares at NAV**               13.50%     26.76%     0.58%    12.00%
--------------------------------------------------------------------------------
Janus Adviser Core Equity
Fund - C Shares at MOP***              11.17%     24.27%     0.38%    11.84%
--------------------------------------------------------------------------------
S&P 500(R)Index                        15.22%     34.55%    (1.02)%    6.81%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing at least 80% of its assets in equity securities selected for their growth potential. The fund may invest in companies of any size.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 0.3%

Cash and Cash Equivalents - 5.8%

Common Stock - Foreign - 20.5%

Common Stock - Domestic - 73.4%

Number of Stocks: 87
Number of Bonds: 1
Top 10 Equities: 28.6%

22  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                            JANUARY 31, 2004       JULY 31, 2003

Tyco International, Ltd.
  (New York Shares)                                     4.3%                2.0%
Time Warner, Inc.                                       3.5%                2.0%
General Electric Co.                                    3.1%                2.2%
Citigroup, Inc.                                         2.8%                3.0%
Freddie Mac                                             2.7%                 --
Texas Instruments, Inc.                                 2.7%                1.2%
3M Co.                                                  2.4%                2.5%
Marriott International, Inc.
  - Class A                                             2.4%                1.7%
Honeywell International, Inc.                           2.4%                1.2%
Waste Management, Inc.                                  2.3%                1.5%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                 Janus Adviser
                                  Core Equity          S&P 500(R)
                                      Fund               Index

Diversified Operations               13.8%                 5.5%
Hotels and Motels                     5.6%                 0.2%
Multimedia                            4.1%                 2.1%
Electronic Components -
  Semiconductors                      4.0%                 3.1%
Finance -
  Investment Bankers/Brokers          3.9%                 5.2%
Medical - Drugs                       3.8%                 6.7%
Finance -
  Mortgage Loan Banker                3.7%                 1.3%
Oil Companies - Integrated            3.5%                 4.2%
Cosmetics and Toiletries              2.7%                 2.3%
Computers                             2.4%                 3.4%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

  *  The predecessor fund's inception date - May 1, 1997.
 ** Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.
*** Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C Shares redeemed within 12 months of purchase. Effective November 28, 2003, the 1.00% contingent deferred sales charge on Class C Shares redeemed within 18 months of purchase changed to apply only to shares redeemed within 12 months of purchase.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There is no assurance that the investment process will consistently lead to successful investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, total returns would have been lower.

                                      Janus Adviser Series  January 31, 2004  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 93.9%
Advertising Sales - 1.4%
      17,890    Lamar Advertising Co.* ......................    $      688,407

Aerospace and Defense - 1.0%
      10,225    Lockheed Martin Corp. .......................           497,140

Agricultural Chemicals - 1.1%
       6,505    Potash Corporation of Saskatchewan, Inc.
                  (New York Shares) .........................           534,971

Airlines - 0%
         105    Southwest Airlines Co. ......................             1,570

Applications Software - 1.1%
      19,795    Microsoft Corp. .............................           547,332

Audio and Video Products - 0.3%
       1,805    Harman International Industries, Inc. .......           133,985

Automotive - Cars and Light Trucks - 0.6%
       7,200    Honda Motor Company, Ltd. ...................           295,890

Automotive - Truck Parts and Equipment - Original - 0.7%
       4,865    Lear Corp.* .................................           319,436

Beverages - Non-Alcoholic - 0.8%
       8,420    PepsiCo, Inc. ...............................           397,929

Brewery - 0.5%
       5,196    Anheuser-Busch Companies, Inc. ..............           263,541

Broadcast Services and Programming - 1.0%
       9,380    Fox Entertainment Group, Inc. - Class A* ....           280,837
      18,295    Liberty Media Corp. - Class A* ..............           212,954

                                                                        493,791

Cable Television - 0.6%
       7,929    Comcast Corp. - Class A* ....................           270,537

Cellular Telecommunications - 0.5%
      10,650    Western Wireless Corp. - Class A* ...........           241,329

Chemicals - Diversified - 0.6%
       7,545    Dow Chemical Co. ............................           316,513

Chemicals - Specialty - 0.8%
      28,715    Syngenta A.G. (ADR) .........................           397,990

Computers - 2.4%
      12,515    Dell, Inc.* .................................           418,877
       7,735    IBM Corp. ...................................           767,544

                                                                      1,186,421

Computers - Peripheral Equipment - 0.3%
       1,550    Lexmark International Group, Inc. - Class A*            128,480

Cosmetics and Toiletries - 2.7%
       9,275    International Flavors & Fragrances, Inc. ....           340,022
       9,535    Procter & Gamble Co. ........................           963,797

                                                                      1,303,819

Diversified Operations - 13.8%
      14,925    3M Co. ......................................         1,180,418
      44,194    General Electric Co. ........................         1,486,244
      32,005    Honeywell International, Inc. ...............         1,156,021
      11,173    Louis Vuitton Moet Hennessy S.A.** ..........           803,663
      77,900    Tyco International, Ltd. (New York Shares) ..         2,083,824

                                                                      6,710,170

E-Commerce/Products - 0.5%
       4,595    Amazon.com, Inc.* ...........................           231,956

E-Commerce/Services - 0.6%
       4,230    eBay, Inc.* .................................    $      283,537

Electric Products - Miscellaneous - 1.5%
       1,223    Samsung Electronics Company, Ltd.** .........           546,103
         810    Samsung Electronics Company, Ltd. (GDR)** ...           179,618

                                                                        725,721

Electronic Components - Semiconductors - 4.0%
      21,040    Intel Corp. .................................           643,824
      41,490    Texas Instruments, Inc. .....................         1,300,712

                                                                      1,944,536

Enterprise Software/Services - 0.8%
      27,205    Oracle Corp.* ...............................           375,701

Entertainment Software - 0.5%
       5,085    Electronic Arts, Inc.* ......................           238,283

Finance - Investment Bankers/Brokers - 3.9%
      27,186    Citigroup, Inc. .............................         1,345,163
       4,225    Goldman Sachs Group, Inc. ...................           420,599
       3,930    J.P. Morgan Chase & Co. .....................           152,838

                                                                      1,918,600

Finance - Mortgage Loan Banker - 3.7%
       5,606    Countrywide Financial Corp. .................           468,381
      21,235    Freddie Mac .................................         1,325,489

                                                                      1,793,870

Financial Guarantee Insurance - 0.9%
       6,670    MGIC Investment Corp. .......................           459,830

Hotels and Motels - 5.6%
      11,005    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................           282,278
       5,555    Four Seasons Hotels, Inc. ...................           291,526
      26,415    Marriott International, Inc. - Class A ......         1,172,561
      27,335    Starwood Hotels & Resorts Worldwide, Inc. ...           966,019

                                                                      2,712,384

Machinery - Construction and Mining - 0.9%
      19,040    Komatsu, Ltd. (ADR) .........................           456,960

Medical - Biomedical and Genetic - 0.3%
       3,875    Celgene Corp.* ..............................           156,589

Medical - Drugs - 3.8%
       3,180    Novartis A.G. (ADR) .........................           143,577
      18,120    Pfizer, Inc. ................................           663,736
      10,144    Roche Holding A.G. ..........................         1,026,150

                                                                      1,833,463

Medical - Generic Drugs - 0.8%
       4,975    Barr Pharmaceuticals, Inc.* .................           374,568

Medical - HMO - 2.0%
       8,050    Aetna, Inc. .................................           563,500
       6,750    UnitedHealth Group, Inc. ....................           410,940

                                                                        974,440

Medical Instruments - 1.0%
       9,630    Medtronic, Inc. .............................           473,989

Money Center Banks - 0.5%
      16,582    HSBC Holdings PLC** .........................           255,349

Multimedia - 4.1%
      98,505    Time Warner, Inc.* ..........................         1,730,733
       6,048    Viacom, Inc. - Class B ......................           243,734

                                                                      1,974,467

See Notes to Schedules of Investments and Financial Statements

24  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Networking Products - 1.6%
      31,245    Cisco Systems, Inc.* ........................    $      801,122

Non-Hazardous Waste Disposal - 2.3%
      40,385    Waste Management, Inc. ......................         1,121,088

Oil Companies - Exploration and Production - 0.3%
       4,501    Apache Corp. ................................           173,198

Oil Companies - Integrated - 3.5%
       2,545    BP PLC (ADR)** ..............................           121,142
      25,215    Exxon Mobil Corp. ...........................         1,028,520
       2,576    Total S.A. - Class B** ......................           452,822
       1,085    Total S.A. (ADR)** ..........................            95,806

                                                                      1,698,290

Pharmacy Services - 1.1%
      19,985    Caremark Rx, Inc.* ..........................           534,599

Pipelines - 1.1%
      24,970    El Paso Corp. ...............................           212,245
       7,297    Kinder Morgan Management LLC* ...............           308,225

                                                                        520,470

Publishing - Newspapers - 2.1%
       7,610    Dow Jones & Company, Inc. ...................           376,543
       7,400    Gannett Company, Inc. .......................           634,254

                                                                      1,010,797

Reinsurance - 2.0%
         322    Berkshire Hathaway, Inc. - Class B ..........           959,882

Retail - Consumer Electronics - 0.3%
       3,180    Best Buy Company, Inc. ......................           160,240

Retail - Discount - 2.3%
       9,705    Target Corp. ................................           368,402
      13,989    Wal-Mart Stores, Inc. .......................           753,307

                                                                      1,121,709

Retail - Major Department Stores - 0.3%
       5,440    J.C. Penney Company, Inc. ...................           142,419

Semiconductor Components/Integrated Circuits - 0.8%
       5,027    Linear Technology Corp. .....................           201,080
       3,679    Maxim Integrated Products, Inc. .............           188,181

                                                                        389,261

Semiconductor Equipment - 0.4%
       9,655    Applied Materials, Inc.* ....................           210,093

Soap and Cleaning Preparations - 1.2%
      24,380    Reckitt Benckiser PLC** .....................           569,361

Super-Regional Banks - 2.0%
       7,885    Bank of America Corp. .......................           642,313
      10,924    U.S. Bancorp ................................           308,821

                                                                        951,134

Telecommunication Equipment - 0.9%
      20,430    Nokia Oyj (ADR)** ...........................           422,084

Television - 0.3%
      10,069    British Sky Broadcasting Group PLC*,** ......           135,993

Therapeutics - 0.6%
       4,905    Neurocrine Biosciences, Inc.* ...............           277,574

Transportation - Railroad - 1.8%
      14,580    Canadian National Railway Co.
                  (New York Shares) .........................           874,071

Transportation - Services - 0.9%
       6,195    FedEx Corp. .................................    $      416,800

Web Portals/Internet Service Providers - 1.8%
      18,425    Yahoo!, Inc.* ...............................           863,211

Wireless Equipment - 0.7%
      22,260    Motorola, Inc. ..............................           369,071
--------------------------------------------------------------------------------
Total Common Stock (cost $38,211,668) .......................        45,635,961
--------------------------------------------------------------------------------
Corporate Bonds - 0%
Brewery - 0%
$      5,000    Anheuser-Busch Companies, Inc., 6.00%
                  senior notes, due 4/15/11 (cost $4,976) ...             5,541
--------------------------------------------------------------------------------
Preferred Stock - 0.3%
Automotive - Cars and Light Trucks - 0.3%
         272    Porsche A.G.** (cost $109,994) ..............           155,098
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 4.7%
                Federal Home Loan Bank System
$  2,300,000      0.95%, 2/2/04
                  (amortized cost $2,299,939) ...............         2,299,939
--------------------------------------------------------------------------------
Total Investments (total cost $40,626,577) - 98.9% ..........        48,096,539
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1%           522,325
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   48,618,864
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2004

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            4.3%          $     2,083,824
Canada                                             4.1%                1,982,846
Finland                                            0.9%                  422,084
France                                             2.8%                1,352,291
Germany                                            0.3%                  155,098
Japan                                              1.6%                  752,850
South Korea                                        1.5%                  725,721
Switzerland                                        3.3%                1,567,717
United Kingdom                                     2.2%                1,081,845
United States++                                   79.0%               37,972,263
--------------------------------------------------------------------------------
Total                                            100.0%          $    48,096,539

++Includes Short-Term Securities (74.2% excluding Short-Term Securities)

Forward Currency Contracts, Open At January 31, 2004

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04              70,000    $       126,822    $       (10,664)
British Pound 4/16/04             205,000            370,766            (14,736)
Euro 3/26/04                      940,000          1,165,677            (82,279)
South Korean Won
  5/14/04                     365,000,000            308,829             (2,904)
--------------------------------------------------------------------------------
Total                                        $     1,972,094    $      (110,583)

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND (unaudited)

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]
Karen L. Reidy
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended January 31, 2004, Janus Adviser Balanced Fund advanced 9.18% for its I Shares and 8.86% for its C Shares, while the Balanced Index returned 10.51%. The benchmark for the equity portion of the Fund, the S&P 500(R) Index, gained 15.22%, and the Lehman Brothers Government/Credit Index, the Fund's fixed-income benchmark, gained 4.76%.(1)

MARKET OVERVIEW

The period began with a short-lived rally in Treasuries as investors questioned the sustainability of the burgeoning economic recovery. By mid-August, however, it had become increasingly clear that the government's massive program of fiscal and monetary stimulus was having the desired effect, and equity markets, along with corporate bonds, resumed their advance, supported by improving economic fundamentals and healthy corporate earnings. Notably, the U.S. Commerce Department reported that real GDP grew at an impressive 8.2% annual rate in the third quarter and a still healthy 4.0% in the fourth. Importantly, business orders and investment have rebounded from several years of stagnation. Recent improvement in the labor market has also been encouraging, with the unemployment rate dropping from 6.1% in September to 5.7% in December. However, the strengthening economy triggered concerns that the Federal Reserve might raise overnight rates off more than 40-year lows. Despite this, the Fed left rates unchanged in January, although they toned down their accommodative policy stance. The 10-year Treasury bond ended the period at 4.13%.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Over the course of the period I added more exposure to outsized revenue growers and cyclically exposed companies in an attempt to benefit from accelerating economic growth. In selecting these investments, my focus has been on attractively-priced companies offering unique competitive abilities, accelerating free cash flow and improving returns on invested capital. At the same time, I continue to balance these holdings with a core of stable-growing companies that have proven their ability to perform in any kind of economic environment.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? The strongest contributor to results was industrial conglomerate Tyco International, as it continued to streamline operations and pare down debt. Chipmaker Texas Instruments also aided performance, as did online media giant Yahoo!, which continues to reap substantial revenue growth from its core Internet advertising business. Other top performers included Swiss pharmaceutical concern Roche Holding and insurance holding company Berkshire Hathaway.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Tyco International
   Texas Instruments
   Yahoo!
   Roche Holding
   Berkshire Hathaway
--------------------------------------------------------------------------------

Even though the equity component of the Fund represents a larger portion of assets and therefore has a bigger impact on overall results, we are pleased to report that our fixed-income holdings also aided returns. Viewed by itself, the fixed-income portion of the Fund outpaced the return of its benchmark, the Lehman Brothers Government/Credit Index. Looking further into fixed-income performance, both credit selection and a shorter than benchmark duration position aided results. We continued to collect a healthy income return and benefited from solid bond selection as a number of individual holdings gained in price.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? The Fund's biggest detractor was membership warehouse chain Costco Wholesale, followed by diversified entertainment company Viacom. Meanwhile, chip equipment maker Applied Materials proved a drag on returns, as did retail giant Wal-Mart, as it saw softer comparable store sales. Also ranking among the bottom performers was Marsh & McLennan, a provider of analysis, advice and transactional capabilities to the financial services industry.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Costco Wholesale
   Viacom
   Applied Materials
   Marsh & McLennan
   Wal-Mart
--------------------------------------------------------------------------------

26  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
While we construct the Fund by focusing on the fundamentals supporting individual securities, sector analysis provides an alternative view of our performance. On the equity side of the ledger, our information technology stocks had the biggest positive influence on results, with names like Texas Instruments and Yahoo! leading the way. Another area of the market that performed extremely well was the industrials, where we were significantly overweight versus the S&P 500 Index, a fact that enhanced returns. Our poorest performing sectors were the telecommunications services and utilities areas, although neither group posted a negative absolute contribution to the Fund's performance.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
With improvement in the labor market and renewed strength in capital spending, I have become increasingly confident in the sustainability of the economic expansion. As such, while I intend to maintain a fixed-income allocation of around 40% for the Fund, I have repositioned the equity portion of the portfolio by investing in a mix of stocks I believe will benefit most from an acceleration of economic activity. I believe many of these companies possess a high degree of operating leverage and accelerating revenue growth, traits that should work to their advantage as the economy continues to improve.

Lastly, I want to voice my displeasure with the Fund's performance for the period, a time when I was overly cautious on the economy. My shareholders deserve to participate in the best possible opportunities available in both the stock and bond markets, and not a day goes by when I don't stop to think about my responsibility in seeing that through. I appreciate the confidence you have placed in me and will continue to work hard to maintain it through my actions and via the Fund's performance.

--------------------------------------------------------------------------------
Janus Adviser Balanced Fund - I Shares $31,216
S&P 500(R) Index $29,636
Lehman Brothers Government/Credit Index $19,823

INITIAL INVESTMENT OF $10,000

[LINE GRAPH]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Balanced Fund - I Shares, S&P 500(R) Index and Lehman Brothers Government/ Credit Index. Janus Adviser Balanced Fund - I Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through January 31, 2004. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Adviser Balanced Fund - I Shares ($31,216) as compared to the S&P 500(R) Index ($29,636) and the Lehman Brothers Government/Credit Index ($19,823).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JANUARY 31, 2004
--------------------------------------------------------------------------------
                             FISCAL       ONE      FIVE       TEN      SINCE
                          YEAR-TO-DATE   YEAR      YEAR      YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Balanced
Fund - I Shares               9.18%     16.32%     3.50%     11.04%    11.58%
--------------------------------------------------------------------------------
Janus Adviser Balanced
Fund - C Shares at NAV**      8.86%     15.69%     2.82%     10.58%    11.06%
--------------------------------------------------------------------------------
Janus Adviser Balanced
Fund - C Shares at MOP***     6.67%     13.41%     2.61%     10.47%    10.95%
--------------------------------------------------------------------------------
S&P 500(R)Index              15.22%     34.55%    (1.02)%    10.89%    11.03%
--------------------------------------------------------------------------------
Lehman Brothers
Government/Credit Index       4.76%      5.62%     6.70%      6.92%     6.81%
--------------------------------------------------------------------------------

                                      Janus Adviser Series  January 31, 2004  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term capital growth, consistent with preservation of capital and balanced by current income, by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Foreign Dollar/Non-Dollar Bonds - 2.3%

Cash and Cash Equivalents - 3.3%

U.S. Government Agencies - 8.2%

U.S. Treasury Notes/Bonds - 8.7%

Common Stock - Foreign - 12.2%

Corporate Bonds - Domestic - 22.3%

Common Stock - Domestic - 43.0%

Number of Stocks: 74
Number of Bonds: 159
Top 10 Equities: 16.2%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                            JANUARY 31, 2004       JULY 31, 2003

Tyco International, Ltd.
  (New York Shares)                                     2.7%                1.2%
Time Warner, Inc.                                       2.1%                1.2%
General Electric Co.                                    1.6%                1.0%
Citigroup, Inc.                                         1.6%                1.7%
Freddie Mac                                             1.5%                 --
3M Co.                                                  1.4%                1.4%
Marriott International, Inc.
  - Class A                                             1.4%                1.2%
Roche Holding A.G                                       1.3%                1.2%
Texas Instruments, Inc.                                 1.3%                0.7%
Waste Management, Inc.                                  1.3%                0.6%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                 Janus Adviser         S&P 500(R)
                                 Balanced Fund           Index

Diversified Operations               10.0%                5.5%
Multimedia                            4.5%                2.1%
Finance -
  Investment Bankers/Brokers          3.5%                5.2%
Hotels and Motels                     2.9%                0.2%
Medical - Drugs                       2.8%                6.7%
Computers                             2.5%                3.4%
Automotive - Trucks Parts and
  Equipment - Original                2.3%                0.2%
Oil Companies - Integrated            2.3%                4.2%
Cable Television                      2.1%                0.7%
Retail - Discount                     2.0%                3.0%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

  *  The predecessor fund's inception date - September 13, 1993.
 ** Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.
*** Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C Shares redeemed within 12 months of purchase. Effective November 28, 2003, the 1.00% contingent deferred sales charge on Class C Shares redeemed within 18 months of purchase changed to apply only to shares redeemed within 12 months of purchase.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There is no assurance that the investment process will consistently lead to successful investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, total returns would have been lower.

28  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 55.2%
Aerospace and Defense - 0.5%
     108,300    Lockheed Martin Corp. .......................    $    5,265,546

Airlines - 0%
       1,415    Southwest Airlines Co. ......................            21,154

Applications Software - 1.0%
     342,860    Microsoft Corp. .............................         9,480,079

Automotive - Cars and Light Trucks - 0.4%
      97,000    Honda Motor Company, Ltd. ...................         3,986,301

Automotive - Truck Parts and Equipment - Original - 1.0%
     154,200    Lear Corp. ..................................        10,124,772

Beverages - Non-Alcoholic - 0.6%
     115,950    PepsiCo, Inc. ...............................         5,479,797

Brewery - 0.4%
      80,626    Anheuser-Busch Companies, Inc. ..............         4,089,351

Broadcast Services and Programming - 0.5%
      89,030    Fox Entertainment Group, Inc. - Class A* ....         2,665,558
     237,320    Liberty Media Corp. - Class A* ..............         2,762,405

                                                                      5,427,963

Cable Television - 0.4%
     120,413    Comcast Corp. - Class A*,# ..................         4,108,492

Chemicals - Specialty - 0.4%
     300,000    Syngenta A.G. (ADR)# ........................         4,158,000

Computers - 2.0%
     274,055    Dell, Inc.* .................................         9,172,621
     104,050    IBM Corp. ...................................        10,324,881

                                                                     19,497,502

Computers - Peripheral Equipment - 0.3%
      32,455    Lexmark International Group, Inc. - Class A*          2,690,195

Cosmetics and Toiletries - 1.4%
      81,745    International Flavors & Fragrances, Inc. ....         2,996,772
     107,145    Procter & Gamble Co. ........................        10,830,216

                                                                     13,826,988

Diversified Operations - 8.0%
     183,745    3M Co. ......................................        14,532,392
     464,891    General Electric Co. ........................        15,634,284
     322,480    Honeywell International, Inc. ...............        11,647,978
     154,314    Louis Vuitton Moet Hennessy S.A.** ..........        11,099,651
     993,020    Tyco International, Ltd. (New York Shares) ..        26,563,286

                                                                     79,477,591

E-Commerce/Products - 0.5%
      94,030    Amazon.com, Inc.* ...........................         4,746,634

E-Commerce/Services - 0.4%
      56,050    eBay, Inc.* .................................         3,757,032

Electric Products - Miscellaneous - 0.9%
      20,700    Samsung Electronics Company, Ltd.** .........         9,243,119

Electronic Components - Semiconductors - 1.9%
     209,150    Intel Corp. .................................         6,399,990
     399,038    Texas Instruments, Inc. .....................        12,509,841

                                                                     18,909,831

Enterprise Software/Services - 0.6%
     430,955    Oracle Corp.* ...............................         5,951,489

Finance - Credit Card - 0.5%
      86,565    American Express Co. ........................         4,487,530

Finance - Investment Bankers/Brokers - 2.9%
     312,332    Citigroup, Inc. .............................    $   15,454,188
      53,175    Goldman Sachs Group, Inc. ...................         5,293,571
      55,770    J.P. Morgan Chase & Co. .....................         2,168,895
      75,000    Lehman Brothers Holdings, Inc. ..............         6,157,500

                                                                     29,074,154

Finance - Mortgage Loan Banker - 1.5%
     237,160    Freddie Mac .................................        14,803,527

Hotels and Motels - 2.8%
      81,013    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................         2,077,983
     324,595    Marriott International, Inc. - Class A# .....        14,408,773
     323,210    Starwood Hotels & Resorts Worldwide, Inc. ...        11,422,241

                                                                     27,908,997

Medical - Drugs - 2.8%
      69,167    Novartis A.G. ...............................         3,108,783
     310,805    Pfizer, Inc. ................................        11,384,787
     126,030    Roche Holding A.G. ..........................        12,748,989

                                                                     27,242,559

Medical - Generic Drugs - 0.4%
      52,790    Barr Pharmaceuticals, Inc.* .................         3,974,559

Medical - HMO - 1.5%
     115,235    Aetna, Inc. .................................         8,066,450
     102,880    UnitedHealth Group, Inc. ....................         6,263,334

                                                                     14,329,784

Medical Instruments - 0.8%
     155,580    Medtronic, Inc. .............................         7,657,648

Money Center Banks - 1.1%
     181,789    Credit Suisse Group .........................         6,858,193
     266,600    HSBC Holdings PLC** .........................         4,105,419

                                                                     10,963,612

Multimedia - 2.4%
   1,202,965    Time Warner, Inc.* ..........................        21,136,095
      72,895    Viacom, Inc. - Class B ......................         2,937,669

                                                                     24,073,764

Networking Products - 1.1%
     436,820    Cisco Systems, Inc.* ........................        11,200,065

Non-Hazardous Waste Disposal - 1.3%
     444,945    Waste Management, Inc. ......................        12,351,673

Oil Companies - Exploration and Production - 0.3%
      73,450    Apache Corp.# ...............................         2,826,356

Oil Companies - Integrated - 1.8%
     298,675    Exxon Mobil Corp. ...........................        12,182,953
      31,966    Total S.A. - Class B** ......................         5,619,144

                                                                     17,802,097

Pharmacy Services - 0.5%
     195,775    Caremark Rx, Inc.*,# ........................         5,236,981

Pipelines - 0.3%
     309,700    El Paso Corp.# ..............................         2,632,450

Publishing - Newspapers - 1.2%
      80,360    Dow Jones & Company, Inc. ...................         3,976,213
      87,275    Gannett Company, Inc. .......................         7,480,340

                                                                     11,456,553

Reinsurance - 1.1%
       3,588    Berkshire Hathaway, Inc. - Class B* .........        10,695,828

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Consumer Electronics - 0.2%
      43,115    Best Buy Company, Inc. ......................    $    2,172,565

Retail - Discount - 1.2%
      82,850    Target Corp. ................................         3,144,986
     154,640    Wal-Mart Stores, Inc. .......................         8,327,364

                                                                     11,472,350

Retail - Major Department Stores - 0.7%
     249,985    J.C. Penney Company, Inc.# ..................         6,544,607

Semiconductor Components/Integrated Circuits - 0.6%
      71,448    Linear Technology Corp. .....................         2,857,920
      54,558    Maxim Integrated Products, Inc. .............         2,790,642

                                                                      5,648,562

Semiconductor Equipment - 0.5%
     228,930    Applied Materials, Inc.* ....................         4,981,517

Soap and Cleaning Preparations - 1.0%
     411,932    Reckitt Benckiser PLC** .....................         9,620,091

Super-Regional Banks - 1.1%
      81,795    Bank of America Corp. .......................         6,663,020
     137,177    U.S. Bancorp ................................         3,877,994

                                                                     10,541,014

Telecommunication Equipment - 0.7%
     321,495    Nokia Oyj (ADR)** ...........................         6,642,087

Television - 0.6%
     410,720    British Sky Broadcasting Group PLC*,** ......         5,547,237

Transportation - Railroad - 0.9%
     149,245    Canadian National Railway Co.
                  (New York Shares) .........................         8,947,238

Transportation - Services - 0.6%
      93,095    FedEx Corp. .................................         6,263,432

Web Portals/Internet Service Providers - 1.0%
     215,265    Yahoo!, Inc.* ...............................        10,085,165

Wireless Equipment - 0.6%
     375,380    Motorola, Inc. ..............................         6,223,800
--------------------------------------------------------------------------------
Total Common Stock (cost $459,102,792) ......................       543,649,638
--------------------------------------------------------------------------------
Corporate Bonds - 24.6%
Aerospace and Defense - 0.8%
                Lockheed Martin Corp.:
$  2,895,000      8.20%, notes, due 12/1/09 .................         3,535,203
   3,800,000      7.65%, company guaranteed notes
                  due 5/1/16 ................................         4,661,111

                                                                      8,196,314

Audio and Video Products - 0.2%
   2,000,000    Harman International Industries, Inc.
                  7.125%, senior notes, due 2/15/07 .........         2,223,678

Automotive - Truck Parts and Equipment - Original - 1.3%
     847,000    Dana Corp., 9.00%
                  notes, due 8/15/11 ........................           999,460
                Delphi Corp.:
   2,435,000      6.125%, notes, due 5/1/04 .................         2,459,267
   1,495,000      6.55%, notes, due 6/15/06 .................         1,610,580
   3,970,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .....         4,233,013
   3,745,000    Tenneco Automotive, Inc., 11.625%
                  company guaranteed notes, due 10/15/09 ....         4,025,875

                                                                     13,328,195

Beverages - Non-Alcoholic - 0.5%
                Coca-Cola Enterprises, Inc.:
$  2,155,000      5.375%, notes, due 8/15/06 ................    $    2,306,331
   1,590,000      4.375%, notes, due 9/15/09 ................         1,637,886
   1,295,000      6.125%, notes, due 8/15/11 ................         1,444,953

                                                                      5,389,170

Brewery - 1.4%
                Anheuser-Busch Companies, Inc.:
   1,770,000      5.375%, notes, due 9/15/08 ................         1,909,416
   2,125,000      5.65%, notes, due 9/15/08 .................         2,312,346
     300,000      5.125%, notes, due 10/1/08 ................           320,640
   1,600,000      5.75%, notes, due 4/1/10 ..................         1,758,232
     696,000      6.00%, senior notes, due 4/15/11 ..........           771,365
   1,390,000      7.55%, debentures, due 10/1/30 ............         1,744,645
     325,000      6.80%, debentures, due 1/15/31 ............           376,396
     665,000      6.80%, debentures, due 8/20/32 ............           770,665
                Miller Brewing Co.:
   1,925,000      4.25%, notes, due 8/15/08 (144A) ..........         1,968,769
   2,200,000      5.50%, notes, due 8/15/13 (144A) ..........         2,275,803

                                                                     14,208,277

Broadcast Services and Programming - 0.3%
                Clear Channel Communications, Inc.:
     895,000      6.00%, senior notes, due 11/1/06 ..........           967,914
   1,510,000      4.625%, senior notes, due 1/15/08 .........         1,567,407

                                                                      2,535,321

Cable Television - 1.7%
                Comcast Cable Communications, Inc.:
   2,450,000      6.75%, senior notes, due 1/30/11 ..........         2,743,767
     750,000      7.125%, senior notes, due 6/15/13 .........           858,530
                Comcast Corp.:
     445,000      6.50%, company guaranteed notes
                  due 1/15/15 ...............................           487,126
   1,845,000      7.05%, company guaranteed notes
                  due 3/15/33 ...............................         2,024,421
     225,000    Cox Communications, Inc., 7.50%
                  notes, due 8/15/04 ........................           231,624
                EchoStar DBS Corp.:
   2,080,000      5.75%, senior notes, due 10/1/08 (144A) ...         2,106,000
   2,560,000      9.375%, senior notes, due 2/1/09 ..........         2,680,013
                TCI Communications, Inc.:
   4,459,000      6.875%, senior notes, due 2/15/06 .........         4,832,030
     670,000      7.875%, debentures, due 8/1/13 ............           797,934

                                                                     16,761,445

Casino Hotels - 0.2%
   1,490,000    Mandalay Resort Group, 6.50%
                  senior notes, due 7/31/09 .................         1,564,500

Cellular Telecommunications - 0.2%
                AT&T Wireless Services, Inc.:
   1,009,000      7.35%, senior notes, due 3/1/06 ...........         1,104,682
   1,121,000      7.50%, senior notes, due 5/1/07 ...........         1,263,141

                                                                      2,367,823

Chemicals - Specialty - 0.3%
   2,280,000    International Flavors & Fragrances, Inc.
                  6.45%, notes, due 5/15/06 .................         2,469,774
     530,000    Nalco Co., 7.75%
                  senior notes, due 11/15/11 (144A) .........           559,150

                                                                      3,028,924

See Notes to Schedules of Investments and Financial Statements

30  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Commercial Banks - 0.1%
$  1,055,000    First Bank National Association, 5.70%
                  subordinated notes, due 12/15/08 ..........    $    1,150,410

Computers - 0.5%
   1,420,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................         1,423,550
   2,205,000    Hewlett-Packard Co., 3.625%
                  notes, due 3/15/08 ........................         2,228,064
   1,248,000    Sun Microsystems, Inc., 7.35%
                  senior notes, due 8/15/04 .................         1,288,631

                                                                      4,940,245

Containers - Metal and Glass - 0.5%
   2,070,000    Ball Corp., 6.875%
                  company guaranteed notes, due 12/15/12 ....         2,214,900
   2,457,000    Owens-Illinois, Inc., 7.15%
                  senior notes, due 5/15/05 .................         2,530,710

                                                                      4,745,610

Containers - Paper and Plastic - 0.3%
                Sealed Air Corp.:
   2,060,000      5.625%, notes, due 7/15/13 (144A) .........         2,132,405
     750,000      6.875%, bonds, due 7/15/33 (144A) .........           805,283

                                                                      2,937,688

Diversified Financial Services - 1.1%
                General Electric Capital Corp.:
   1,355,000      4.25%, notes, due 1/28/05 .................         1,391,531
   2,100,000      2.85%, notes, due 1/30/06 .................         2,129,255
   3,818,000      5.35%, notes, due 3/30/06 .................         4,071,848
   2,685,000      6.75%, notes, due 3/15/32 .................         3,028,301

                                                                     10,620,935

Diversified Operations - 2.0%
                Honeywell International, Inc.:
   2,450,000      5.125%, notes, due 11/1/06 ................         2,620,209
   1,575,000      6.125%, bonds, due 11/1/11 ................         1,746,097
   2,990,000    SPX Corp., 7.50%
                  senior notes, due 1/1/13 ..................         3,229,200
                Tyco International Group S.A.:
   2,185,000      5.875%, company guaranteed notes
                  due 11/1/04** .............................         2,241,983
   3,685,000      6.375%, company guaranteed notes
                  due 2/15/06** .............................         3,923,282
   2,620,000      6.375%, company guaranteed notes
                  due 10/15/11** ............................         2,815,905
   2,585,000      6.00%, senior notes
                  due 11/15/13 (144A)** .....................         2,687,441

                                                                     19,264,117

E-Commerce/Products - 0.4%
   3,457,000    Amazon.com, Inc., 4.75%
                  convertible subordinated debentures
                  due 2/1/09 ................................         3,530,461

Electric - Integrated - 1.3%
$    500,000    American Electric Power Company, Inc.
                  5.375%, senior notes, due 3/15/10 .........    $      526,216
                CMS Energy Corp.:
   1,975,000      9.875%, senior notes, due 10/15/07 ........         2,192,249
   1,480,000      7.50%, senior notes, due 1/15/09 ..........         1,542,900
                Dominion Resources, Inc.:
   2,050,000      2.80%, notes, due 2/15/05 .................         2,072,407
   1,185,000      4.125%, notes, due 2/15/08 ................         1,212,471
   1,785,000    Illinois Power Co., 11.50%
                  first mortgage notes, due 12/15/10 ........         2,133,075
   3,055,000    MidAmerican Energy Holdings Co., 3.50%
                  senior notes, due 5/15/08 .................         3,011,093

                                                                     12,690,411

Finance - Auto Loans - 0.8%
   2,485,000    Ford Motor Credit Co., 7.00%
                  notes, due 10/1/13 ........................         2,624,440
                General Motors Acceptance Corp.:
   1,880,000      5.36%, notes, due 7/27/04 .................         1,913,633
   1,350,000      4.375%, notes, due 12/10/07 ...............         1,360,765
   2,125,000      6.875%, notes, due 8/28/12 ................         2,278,723

                                                                      8,177,561

Finance - Consumer Loans - 0.1%
   1,320,000    American General Finance Corp., 5.875%
                  notes, due 7/14/06 ........................         1,424,086

Finance - Credit Card - 0.2%
   1,870,000    American Express Co., 4.875%
                  notes, due 7/15/13 ........................         1,895,707

Finance - Investment Bankers/Brokers - 0.6%
     433,000    Charles Schwab Corp., 8.05%
                  senior notes, due 3/1/10 ..................           505,482
     930,000    Citigroup Global Markets Holdings, Inc.
                  6.50%, notes, due 2/15/08 .................         1,036,884
                Citigroup, Inc.:
   2,113,000      7.25%, subordinated notes, due 10/1/10 ....         2,471,151
   1,790,000      6.625%, subordinated notes, due 6/15/32 ...         1,970,151

                                                                      5,983,668

Food - Dairy Products - 0.4%
                Dean Foods Co.:
     550,000      6.75%, senior notes, due 6/15/05 ..........           572,000
     895,000      8.15%, senior notes, due 8/1/07 ...........           975,550
   2,045,000      6.625%, senior notes, due 5/15/09 .........         2,167,700
     398,000      6.90%, senior notes, due 10/15/17 .........           409,940

                                                                      4,125,190

Food - Diversified - 0.3%
                Kellogg Co.:
   1,275,000      2.875%, senior notes, due 6/1/08 ..........         1,242,236
   1,405,000      7.45%, debentures, due 4/1/31 .............         1,689,142

                                                                      2,931,378

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Food - Retail - 0.1%
$    579,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 ......    $      660,410

Food - Wholesale/Distribution - 0.1%
     750,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes
                  due 2/17/09 (144A) ........................           818,013

Hotels and Motels - 0.1%
     780,000    John Q. Hamons Hotels, Inc., 8.875%
                  first mortgage notes, due 5/15/12 .........           858,000

Insurance Brokers - 0.2%
   1,500,000    Marsh & McLennan Companies, Inc.
                  5.375%, senior notes, due 3/15/07 .........         1,608,425

Medical - HMO - 0.1%
                UnitedHealth Group, Inc.:
     665,000      7.50%, notes, due 11/15/05 ................           726,994
     596,000      5.20%, notes, due 1/17/07 .................           635,071

                                                                      1,362,065

Money Center Banks - 0.3%
   2,505,000    Credit Suisse First Boston USA, Inc., 3.875%
                  notes, due 1/15/09 ........................         2,511,393

Multi-Line Insurance - 0.2%
   1,430,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07 (144A) ..........         1,520,294

Multimedia - 2.1%
                Time Warner, Inc.:
   3,916,000      5.625%, company guaranteed notes
                  due 5/1/05 ................................         4,091,319
   3,385,000      6.15%, company guaranteed notes
                  due 5/1/07 ................................         3,689,091
   4,300,000      9.15%, debentures, due 2/1/23 .............         5,614,729
   2,750,000      7.70%, company guaranteed notes
                  due 5/1/32 ................................         3,195,797
   1,020,000    Viacom, Inc., 7.75%
                  company guaranteed notes, due 6/1/05 ......         1,098,074
   3,250,000    Walt Disney Co., 4.875%
                  notes, due 7/2/04 .........................         3,298,617

                                                                     20,987,627

Non-Hazardous Waste Disposal - 0.2%
   1,535,000    Allied Waste North America, Inc., 10.00%
                  company guaranteed notes, due 8/1/09 ......         1,653,963
     445,000    Waste Management, Inc., 7.00%
                  senior notes, due 10/1/04 .................           459,008

                                                                      2,112,971

Oil - Field Services - 0.1%
     730,000    Hanover Equipment Trust 2001A, 8.50%
                  secured notes, due 9/1/08(omega) ..........           788,400

Oil Companies - Exploration and Production - 0.2%
   1,455,000    Burlington Resources Finance Co., 7.20%
                  company guaranteed notes, due 8/15/31 .....         1,701,992

Oil Companies - Integrated - 0.5%
   1,220,000    ConocoPhillips Holding Co., 6.95%
                  senior notes, due 4/15/29 .................         1,409,843
   3,463,000    El Paso CGP Co., 6.20%
                  notes, due 5/15/04 ........................         3,463,000

                                                                      4,872,843

Paper and Related Products - 0.2%
$  2,110,000    Georgia-Pacific Corp., 8.875%
                  company guaranteed notes, due 2/1/10 ......    $    2,379,025

Pharmacy Services - 0.5%
   4,800,000    Medco Health Solutions, Inc., 7.25%
                  senior notes, due 8/15/13 .................         5,382,432

Pipelines - 0.6%
   4,015,000    El Paso Corp., 7.00%
                  senior notes, due 5/15/11 .................         3,688,781
   1,870,000    Sonat, Inc., 6.875%
                  notes, due 6/1/05 .........................         1,891,038

                                                                      5,579,819

Reinsurance - 0.3%
   3,065,000    Berkshire Hathaway, Inc., 3.375%
                  notes, due 10/15/08 (144A) ................         3,048,841

Retail - Apparel and Shoe - 0.3%
   3,000,000    Gap, Inc., 6.90%
                  notes, due 9/15/07 ........................         3,285,000

Retail - Building Products - 0.3%
   2,735,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 .................         2,821,270

Retail - Discount - 0.8%
   1,920,000    Target Corp., 5.50%
                  notes, due 4/1/07 .........................         2,081,604
                Wal-Mart Stores, Inc.:
   3,330,000      5.45%, senior notes, due 8/1/06 ...........         3,575,804
   1,700,000      6.875%, senior notes, due 8/10/09 .........         1,966,365

                                                                      7,623,773

Shipbuilding - 0.3%
   2,695,000    Ship Finance International, Ltd., 8.50%
                  senior notes, due 12/15/13 (144A) .........         2,684,894

Specified Purpose Acquisition Company - 0.1%
     665,000    Gemstone Investor, Ltd., 7.71%
                  company guaranteed notes
                  due 10/31/04 (144A) .......................           673,313

Telecommunication Services - 0.5%
                Verizon Global Funding Corp.:
   1,990,000      6.125%, notes, due 6/15/07 ................         2,179,603
   2,750,000      4.00%, notes, due 1/15/08 .................         2,805,019

                                                                      4,984,622

Telephone - Integrated - 0.4%
   2,340,000    Deutsche Telekom International Finance B.V.
                  3.875%, company guaranteed notes
                  due 7/22/08** .............................         2,344,925
   1,375,000    Verizon Maryland, Inc., 5.125%
                  bonds, due 6/15/33 ........................         1,207,150

                                                                      3,552,075

Television - 0.3%
   2,965,000    British Sky Broadcasting Group PLC, 6.875%
                  company guaranteed notes, due 2/23/09** ...         3,339,429

Textile-Home Furnishings - 0.3%
   2,920,000    Mohawk Industries, Inc., 7.20%
                  notes, due 4/15/12 ........................         3,338,959
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $232,574,047) ...................       242,516,999
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

32  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Warrants - 0%
Finance - Other Services - 0%
         189    Ono Finance PLC - expires 5/31/09*,(beta)
                  (cost $0) .................................    $            2
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.2%
                Fannie Mae:
$ 11,030,000      1.875%, due 12/15/04 ......................        11,085,491
   7,810,000      2.125%, due 4/15/06 .......................         7,808,094
   4,855,000      5.50%, due 5/2/06 .........................         5,196,700
   1,815,000      4.75%, due 1/2/07 .........................         1,917,814
   4,600,000      5.00%, due 1/15/07# .......................         4,914,948
   1,185,000      2.50%, due 6/15/08 ........................         1,151,755
   2,465,000      5.25%, due 1/15/09# .......................         2,663,608
     930,000      6.375%, due 6/15/09 .......................         1,054,944
   2,297,000      6.25%, due 2/1/11 .........................         2,559,143
   4,746,000      5.375%, due 11/15/11 ......................         5,097,000
   3,630,000    Federal Home Loan Bank System, 6.50%
                  due 11/15/05# .............................         3,923,671
                Freddie Mac:
  15,170,000      1.875%, due 1/15/05 .......................        15,247,791
   3,775,000      4.25%, due 6/15/05 ........................         3,914,898
   7,105,000      2.375%, due 4/15/06 .......................         7,139,019
   1,900,000      5.75%, due 4/15/08 ........................         2,092,687
     530,000      5.75%, due 3/15/09 ........................           584,696
   1,515,000      7.00%, due 3/15/10 ........................         1,773,536
   1,555,000      5.875%, due 3/21/11# ......................         1,696,309
   1,452,000      6.25%, due 7/15/32# .......................         1,609,905
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $79,916,770) ...........        81,432,009
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 8.7%
                U.S. Treasury Notes/Bonds:
   1,850,000      6.50%, due 5/15/05# .......................         1,969,527
   4,325,000      4.625%, due 5/15/06 .......................         4,579,600
   5,125,000      3.50%, due 11/15/06# ......................         5,297,369
   5,580,000      2.625%, due 5/15/08 .......................         5,517,225
   4,370,000      5.625%, due 5/15/08 .......................         4,848,139
   5,000,000      3.375%, due 12/15/08 ......................         5,054,490
   4,225,000      6.00%, due 8/15/09 ........................         4,798,345
      95,000      6.50%, due 2/15/10# .......................           110,738
   1,795,000      5.75%, due 8/15/10# .......................         2,021,899
   4,265,000      5.00%, due 8/15/11# .......................         4,594,872
   3,600,000      3.625%, due 5/15/13# ......................         3,491,298
   2,000,000      4.25%, due 8/15/13# .......................         2,022,188
   1,725,000      4.25%, 11/15/13# ..........................         1,740,632
   6,219,000      7.25%, due 5/15/16# .......................         7,834,000
     887,000      8.125%, due 8/15/19# ......................         1,212,557
   3,924,000      7.875%, due 2/15/21# ......................         5,286,978
   3,444,000      7.25%, due 8/15/22 ........................         4,404,955
   6,515,000      6.25%, due 8/15/23# .......................         7,530,675
   4,166,000      6.00%, due 2/15/26# .......................         4,691,470
   2,188,000      5.25%, due 2/15/29 ........................         2,244,238
   2,768,000      6.25%, due 5/15/30# .......................         3,247,102
   3,530,000      5.375%, due 2/15/31# ......................         3,744,006
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $84,071,378) ..........        86,242,303
--------------------------------------------------------------------------------
Other Securities - 5.7%
                State Street Navigator Securities Lending
$ 56,728,758      Prime Portfolio+ (cost $56,728,758) .......    $   56,728,758
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 2.3%
                Federal Home Loan Bank System
  23,000,000      0.95%, 2/2/04
                  (amortized cost $22,999,393) ..............        22,999,393
--------------------------------------------------------------------------------
Total Investments (total cost $935,393,138) - 104.7% ........     1,033,569,102
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.7)%     (46,110,560)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $  987,458,542
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2004

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            2.8%          $    29,248,180
Canada                                             1.2%               12,727,213
Cayman Islands                                     0.1%                  673,313
Finland                                            0.7%                6,642,087
France                                             1.6%               16,718,795
Germany                                            0.2%                2,344,925
Japan                                              0.4%                3,986,301
Luxembourg                                         1.1%               11,668,611
South Korea                                        0.9%                9,243,119
Switzerland                                        2.6%               26,873,965
United Kingdom                                     2.2%               22,612,178
United States++                                   86.2%              890,830,415
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,033,569,102

++Includes Short-Term Securities (78.5% excluding Short-Term Securities)

Forward Currency Contracts, Open At January 31, 2004

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04           2,400,000    $     4,348,164    $      (367,659)
British Pound 4/16/04           2,900,000          5,244,983           (370,633)
Euro 3/26/04                   11,200,000         13,888,921         (1,063,159)
South Korean Won
  5/14/04                   4,550,000,000          3,849,788            (18,330)
--------------------------------------------------------------------------------
Total                                        $    27,331,856    $    (1,819,781)

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER WORLDWIDE FUND (unaudited)

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]
Laurence Chang
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended January 31, 2004, Janus Adviser Worldwide Fund advanced 15.65% for its I Shares and 15.37% for its C Shares, while its benchmark, the Morgan Stanley Capital International World Index,SM gained 19.30%.(1)

MARKET OVERVIEW

Signs that the worldwide economy was on the verge of a sustained and synchronized recovery continued to build during the period. The trend was most obvious in the United States, where labor markets finally appeared to gain traction and economic growth accelerated beyond most projections. Notably, the U.S. Commerce Department reported that real GDP grew at an impressive 8.2% annual rate in the third quarter and a still healthy 4.0% in the fourth. Importantly, business orders and investment rebounded from several years of stagnation, and solid corporate earnings reports were more widely seen. Good news also appeared overseas, with business confidence showing a discernable improvement in cities from Berlin to Tokyo, where the closely watched Tankan survey of Japanese manufacturing sentiment rose to its highest level since 1997.

Such an environment was naturally supportive of stocks, although the U.S. dollar's weakening versus foreign currencies remained a source of volatility, and most markets responded by posting solid gains for the period. Japan joined other industrialized markets in the broad recovery as the country's economy gained momentum and banks there improved loan portfolios. Germany also registered a substantial gain, while markets in France and the United Kingdom followed with healthy returns of their own. In the U.S., all three major indexes posted strong gains after three years of continuous losses. None, however, performed as well as less-developed markets. In particular, emerging market stocks in Latin America, Europe and Asia climbed significantly higher.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Over the past six months, I have positioned the Fund more aggressively. I have sought out select technology names that I believe have emerged from the extensive industry shake-out in stronger competitive position, while looking for firms that are benefiting from growth in new end markets such as digital photography and high-functioning cellular phones. Additionally, I increased our exposure to emerging markets in an effort to participate in the enormous economic growth taking place in areas such as India. Another particularly noteworthy theme is our desire to invest in companies with leverage to China's continued development as a world economic power through investments that, for example, utilize its low-cost production base or supply the raw materials that fuel the country's economic growth.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? The Fund's top performer was South Korean electronics and semiconductor producer Samsung Electronics. Also aiding results was Indian industrial conglomerate Reliance Industries, which produces goods across a wide array of sectors including energy, chemicals and textiles. The company has also been successful in its efforts to capitalize on the opportunities presented by India's fast-growing wireless communications market. Elsewhere, Bermuda-based diversified manufacturer Tyco International turned in solid gains, as did leading Japanese bank Mitsubishi Tokyo, which experienced improved credit costs. Rounding out the list of top performers was Swiss drugmaker Roche Holding.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Samsung Electronics
   Reliance Industries
   Tyco International
   Mitsubishi Tokyo
   Roche Holding
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our largest detractor was U.S.-based internet commerce company InterActiveCorp, in part as investors chose to take profits in the name. Experiencing increased competitive pressures, U.S-based pharmaceutical maker Pfizer also lagged, while Russian oil giant Yukos gave back ground amidst an unfavorable political dispute. Japanese wireless telecommunications provider NTT Docomo was another underperformer, as was Royal Bank of Scotland Group, a British banking and financial services concern.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   InterActiveCorp
   Pfizer
   Yukos
   NTT Docomo
   Royal Bank of Scotland Group
--------------------------------------------------------------------------------

34  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Our exposure to the financial services and information technology areas provided the greatest lift for the Fund as these sectors benefited from the general improvement in worldwide markets. When viewed as a whole, however, the strong performance of our individual stock picks within the technology sector wasn't enough to keep pace with the rapid rise of the technology names represented in our benchmark. Meanwhile, our investments in the utilities and telecommunication services areas turned in modestly positive performances, making these groups our biggest laggards in absolute terms.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Almost a third of the Fund's average assets were invested in the United States during the past six months, making the U.S. our largest geographic exposure. This, along with the relatively strong performance posted by U.S. markets, made the U.S. the single biggest contributor to overall performance. Our exposure to Japan - as represented by top performers Mitsubishi Tokyo and NEC Electronics - made that country our second biggest contributor. At the other end of the spectrum, Spain was the only country that made a negative contribution to absolute performance, while minimal exposure to Austria and Norway produced flat results.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
While I am disappointed with the Fund's results for the full period, I am pleased that it began to perform more in line with my expectations during the latter half. With increased exposure to financials, technology, telecom and commodities, I believe the Fund is well positioned to benefit from the global economic recovery. Needless to say, we will continue to maintain our focus on finding great businesses franchises with strong growth prospects while remaining mindful of valuations.

--------------------------------------------------------------------------------
Janus Adviser Worldwide Fund - I Shares $30,760
Morgan Stanley Capital International World IndexSM $20,375

INITIAL INVESTMENT OF $10,000

[LINE GRAPH]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Worldwide Fund - I Shares and the Morgan Stanley Capital International World IndexSM. Janus Adviser Worldwide Fund - I Shares is represented by a shaded area of blue. The Morgan Stanley Capital International World IndexSM is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through January 31, 2004. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Worldwide Fund - I Shares ($30,760) as compared to the Morgan Stanley Capital International World IndexSM ($20,375).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JANUARY 31, 2004
--------------------------------------------------------------------------------
                             FISCAL       ONE      FIVE       TEN     SINCE
                          YEAR-TO-DATE   YEAR      YEAR      YEAR   INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Worldwide
Fund - I Shares              15.65%     31.54%    (0.74)%    9.52%    11.43%
--------------------------------------------------------------------------------
Janus Adviser Worldwide
Fund - C Shares at NAV**     15.37%     30.69%    (1.54)%    8.94%    10.73%
--------------------------------------------------------------------------------
Janus Adviser Worldwide
Fund - C Shares at MOP***    13.08%     28.11%    (1.74)%    8.83%    10.63%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International World IndexSM  19.30%     39.49%    (0.88)%    6.63%     7.09%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital in a manner consistent with the preservation of capital primarily through investments in common stocks of foreign and domestic issuers. The Fund normally invests in issuers from at least five different countries, including the United States.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 0.8%

Common Stock - Domestic - 16.9%

Common Stock - Foreign - 82.3%

Number of Stocks: 132
Top 10 Equities: 25.1%

                                      Janus Adviser Series  January 31, 2004  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                            JANUARY 31, 2004       JULY 31, 2003

Samsung Electronics Company, Ltd.                       4.1%                3.5%
UBS A.G                                                 2.7%                2.1%
Reliance Industries, Ltd.                               2.6%                1.5%
Tyco International, Ltd.
  (New York Shares)                                     2.5%                0.7%
Roche Holding A.G                                       2.4%                3.0%
Citigroup, Inc.                                         2.4%                2.9%
Mitsubishi Tokyo Financial Group, Inc.                  2.3%                 --
Time Warner, Inc.                                       2.2%                2.1%
Canon, Inc.                                             2.0%                2.2%
Cisco Systems, Inc.                                     1.9%                1.0%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                                  Morgan Stanley
                                 Janus Adviser       Capital
                                   Worldwide      International
                                      Fund        World IndexSM

Money Center Banks                   13.7%             5.3%
Electric Products - Miscellaneous     5.0%             0.5%
Oil Companies - Integrated            4.9%             5.5%
Medical - Drugs                       4.6%             7.0%
Finance -
  Investment Bankers/Brokers          4.2%             3.2%

TOP COUNTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

Japan                                17.3%
United States                        16.9%
United Kingdom                       10.9%
South Korea                           7.4%
Switzerland                           7.0%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

  *  The predecessor fund's inception date - September 13, 1993.
 ** Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.
*** Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C Shares redeemed within 12 months of purchase. Effective November 28, 2003, the 1.00% contingent deferred sales charge on Class C Shares redeemed within 18 months of purchase changed to apply only to shares redeemed within 12 months of purchase.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

For Class I Shares a 1% redemption fee may be imposed on shares held for 3 months or less. Effective March 1, 2004, the redemption fee will increase to 2.00% on shares purchased on or after that date.

There is no assurance that the investment process will consistently lead to successful investing.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, total returns would have been lower.

36  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER WORLDWIDE FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.2%
Aerospace and Defense - 0.3%
      84,145    Boeing Co. ..................................    $    3,513,054

Airlines - 0.6%
   1,145,765    easyJet PLC* ................................         7,059,618

Apparel Manufacturers - 0.5%
     429,633    Burberry Group PLC ..........................         2,721,472
      15,570    Hermes International ........................         2,924,596

                                                                      5,646,068

Applications Software - 1.0%
      95,564    Infosys Technologies, Ltd. ..................        10,960,797

Audio and Video Products - 0.8%
     284,900    Pioneer Corp. ...............................         8,397,619

Automotive - Cars and Light Trucks - 1.5%
     143,500    Honda Motor Company, Ltd. ...................         5,897,260
     402,000    Nissan Motor Company, Ltd. ..................         4,287,747
     198,600    Toyota Motor Corp. ..........................         6,491,790

                                                                     16,676,797

Automotive - Truck Parts and Equipment - Original - 0.5%
     122,300    Autoliv A.B. (SDR) ..........................         5,033,058

Broadcast Services and Programming - 1.6%
     337,906    Grupo Televisa S.A. (ADR) ...................        13,685,193
     312,310    Liberty Media Corp. - Class A* ..............         3,635,288

                                                                     17,320,481

Building and Construction Products - Miscellaneous - 0.2%
     222,000    Matsushita Electric Works, Ltd. .............         2,042,778

Cellular Telecommunications - 0.8%
   1,184,585    China Mobile, Ltd. ..........................         3,885,234
      28,140    SK Telecom Company, Ltd. ....................         5,215,552

                                                                      9,100,786

Chemicals - Diversified - 0.8%
     165,800    Nitto Denko Corp. ...........................         8,755,994

Chemicals - Specialty - 0.5%
      10,448    Givaudan S.A. ...............................         5,446,157

Commercial Banks - 1.6%
     315,124    Anglo Irish Bank Corporation PLC ............         5,324,095
      86,081    Credit Agricole S.A. ........................         2,099,196
     163,440    Kookmin Bank ................................         6,650,414
     168,700    Uniao de Bancos Brasileiros S.A. (GDR)# .....         3,929,023

                                                                     18,002,728

Computers - 1.1%
     252,780    Hewlett-Packard Co. .........................         6,013,636
   2,426,400    Quanta Computer, Inc. .......................         5,965,961

                                                                     11,979,597

Computers - Memory Devices - 0.2%
      32,940    SanDisk Corp.*,# ............................         1,793,254

Computers - Peripheral Equipment - 1.1%
   2,698,200    Hon Hai Precision Industry Company, Ltd. ....        12,540,360

Cosmetics and Toiletries - 0.5%
     253,550    Kao Corp. ...................................         5,425,515

Diversified Financial Services - 0.4%
   4,627,000    Fubon Financial Holding Company, Ltd. .......    $    4,564,567

Diversified Minerals - 1.6%
      10,770    Caemi Mineracao e Metalurgica S.A.* .........         4,867,797
     250,095    Companhia Vale do Rio Doce (ADR)* ...........        13,422,598

                                                                     18,290,395

Diversified Operations - 4.0%
     155,310    Louis Vuitton Moet Hennessy S.A. ............        11,171,292
     493,154    Smiths Group PLC ............................         5,744,993
   1,029,780    Tyco International, Ltd. (New York Shares) ..        27,546,616

                                                                     44,462,901

Diversified Operations - Commercial Services - 0.5%
     262,640    Cendant Corp.* ..............................         5,948,796

E-Commerce/Services - 0.4%
     128,480    InterActiveCorp* ............................         4,162,752

Electric - Integrated - 0.4%
     509,994    Tata Power Company, Ltd. ....................         4,223,397

Electric Products - Miscellaneous - 5.0%
     130,000    LG Electronics, Inc. ........................         6,945,888
     101,610    Samsung Electronics Company, Ltd. ...........        45,371,657
     792,000    Toshiba Corp. ...............................         3,337,100

                                                                     55,654,645

Electronic Components - Miscellaneous - 0.9%
      60,900    Fanuc, Ltd. .................................         3,906,575
     303,200    Omron Corp. .................................         6,530,903

                                                                     10,437,478

Electronic Components - Semiconductors - 2.4%
     688,856    STMicroelectronics N.V.# ....................        18,339,017
     272,995    Texas Instruments, Inc. .....................         8,558,393

                                                                     26,897,410

Electronic Connectors - 0.3%
      29,000    Hirose Electric Company, Ltd. ...............         3,468,493

Enterprise Software/Services - 0.4%
      24,474    SAP A.G. ....................................         4,019,406

Finance - Consumer Loans - 0.4%
      37,000    ACOM Company, Ltd. ..........................         2,104,298
      32,000    Promise Company, Ltd. .......................         1,798,772

                                                                      3,903,070

Finance - Investment Bankers/Brokers - 4.2%
     530,855    Citigroup, Inc. .............................        26,266,706
   1,056,000    Nikko Cordial Corp. .........................         5,746,396
     879,000    Nomura Holdings, Inc. .......................        14,382,881

                                                                     46,395,983

Finance - Mortgage Loan Banker - 0.4%
     293,219    Housing Development Finance
                  Corporation, Ltd. .........................         4,206,506

Food - Catering - 0.6%
   1,015,341    Compass Group PLC ...........................         6,805,839

Food - Diversified - 0.4%
     145,559    Koninklijke Numico N.V.* ....................         4,690,666

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER WORLDWIDE FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Food - Retail - 0.8%
   1,938,682    Tesco PLC ...................................    $    8,416,314

Gas - Distribution - 0.3%
     947,000    Tokyo Gas Company, Ltd. .....................         3,694,955

Human Resources - 0.2%
      50,471    Adecco S.A. .................................         2,622,858

Import/Export - 0.3%
     331,000    Mitsubishi Corp. ............................         3,342,834

Internet Security - 0.8%
     453,115    Check Point Software Technologies, Ltd.
                  (New York Shares)* ........................         9,288,858

Life and Health Insurance - 0.5%
   7,816,000    China Life Insurance Company, Ltd.
                  - H shares* ...............................         5,730,205

Machine Tools and Related Products - 0.3%
      91,486    Sandvik A.B. ................................         3,079,859

Machinery - Construction and Mining - 1.7%
     229,251    Atlas Copco A.B. - Class A ..................         8,630,204
   1,785,000    Komatsu, Ltd. ...............................        10,775,767

                                                                     19,405,971

Machinery - General Industrial - 0.6%
     182,191    MAN A.G. ....................................         6,174,428

Medical - Biomedical and Genetic - 0.4%
      61,595    Amgen, Inc.* ................................         3,972,262

Medical - Drugs - 4.6%
     108,484    Altana A.G. .................................         6,138,744
     328,900    Chugai Pharmaceutical Company, Ltd. .........         5,185,962
     266,376    Roche Holding A.G. ..........................        26,946,160
     118,075    Sanofi-Synthelabo S.A. ......................         8,390,337
      99,400    Takeda Chemical Industries, Ltd. ............         4,131,885

                                                                     50,793,088

Medical - Generic Drugs - 0.3%
      58,495    Teva Pharmaceutical Industries, Ltd. (ADR)# .         3,661,202

Medical - HMO - 3.0%
     188,245    Anthem, Inc.* ...............................        15,394,676
     301,135    UnitedHealth Group, Inc. ....................        18,333,099

                                                                     33,727,775

Medical Instruments - 1.4%
     314,075    Medtronic, Inc. .............................        15,458,772

Medical Products - 0.6%
     213,425    Baxter International, Inc. ..................         6,221,339

Metal - Diversified - 2.8%
     105,815    Inco, Ltd.* .................................         3,960,655
     146,404    MMC Norilsk Nickel (ADR)# ...................        10,614,290
     445,739    Rio Tinto PLC ...............................        11,845,693
     699,432    Vedanta Resources PLC* ......................         4,226,789

                                                                     30,647,427

Money Center Banks - 13.7%
   1,814,462    Banca Intesa S.p.A. .........................    $    7,055,335
     198,700    Bayerische Vereinsbank A.G.* ................         5,092,400
     336,598    Credit Suisse Group .........................        12,698,536
   1,274,000    DBS Group Holdings, Ltd. ....................        11,576,010
       9,371    Erste Bank der Oesterreichischen
                  Sparkassen A.G. ...........................         1,212,003
      19,380    Erste Bank der Oesterreichischen
                  Sparkassen A.G. (144A) ....................         2,506,523
   1,372,067    HSBC Holdings PLC ...........................        21,128,695
     715,262    ICICI Bank, Ltd. ............................         4,662,349
       3,284    Mitsubishi Tokyo Financial Group, Inc. ......        25,657,704
       1,991    Mizuho Financial Group, Inc. ................         5,906,226
     855,530    Standard Chartered PLC ......................        13,953,085
       1,021    Sumitomo Mitsui Financial Group, Inc. .......         5,498,063
     413,559    UBS A.G. ....................................        29,612,582
   1,011,454    UniCredito Italiano S.p.A. ..................         5,465,889

                                                                    152,025,400

Multi-Line Insurance - 0.3%
     144,924    ING Groep N.V. ..............................         3,609,775

Multimedia - 2.2%
   1,389,985    Time Warner, Inc.* ..........................        24,422,036

Networking Products - 1.9%
     834,965    Cisco Systems, Inc.* ........................        21,408,503

Office Automation and Equipment - 2.0%
     440,000    Canon, Inc. .................................        22,446,859

Oil Companies - Exploration and Production - 1.7%
      98,613    Canadian Natural Resources, Ltd. ............         4,743,860
   3,917,995    CNOOC, Ltd. .................................         7,962,176
     162,435    EnCana Corp. ................................         6,297,653

                                                                     19,003,689

Oil Companies - Integrated - 4.9%
     636,748    BP PLC ......................................         4,963,545
     145,750    Lukoil (ADR) ................................        15,026,825
     186,335    Petroleo Brasileiro S.A. (ADR) ..............         5,478,249
     327,277    Suncor Energy, Inc. .........................         8,216,365
      64,048    Total S.A. - Class B ........................        11,258,679
     222,676    Yukos (ADR)# ................................         9,196,519

                                                                     54,140,182

Paper and Related Products - 0.1%
      29,950    Aracruz Celulose S.A. (ADR) .................           959,299

Petrochemicals - 2.6%
   2,355,160    Reliance Industries, Ltd. ...................        29,096,976

Pharmacy Services - 0.4%
     120,390    Medco Health Solutions, Inc.* ...............         4,436,372

Property and Casualty Insurance - 0.7%
         409    Millea Holdings, Inc. .......................         5,293,623
     366,000    Mitsui Sumitomo Insurance Company, Ltd. .....         3,015,135

                                                                      8,308,758

See Notes to Schedules of Investments and Financial Statements

38  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Real Estate Management/Services - 0.4%
     410,000    Mitsubishi Estate Company, Ltd. .............    $    4,508,644

Real Estate Operating/Development - 1.1%
     369,000    Cheng Kong Holdings, Ltd. ...................         3,429,059
     958,000    Sun Hung Kai Properties, Ltd. ...............         9,241,396

                                                                     12,670,455

Retail - Automobile - 0.4%
     125,935    CarMax, Inc.* ...............................         4,199,932

Retail - Discount - 0.8%
      17,090    Shinsegae Company, Ltd. .....................         3,662,663
   1,788,800    Wal-Mart de Mexico S.A. de C.V. .............         5,491,990

                                                                      9,154,653

Retail - Restaurants - 0.6%
     231,130    McDonald's Corp. ............................         5,949,286

Rubber and Vinyl - 0.3%
     166,000    JSR Corp. ...................................         3,528,578

Semiconductor Components/Integrated Circuits - 1.0%
  11,946,000    United Microelectronics Corp. ...............        11,319,148

Semiconductor Equipment - 1.4%
     173,435    Applied Materials, Inc.* ....................         3,773,946
      78,040    KLA-Tencor Corp.* ...........................         4,453,743
      96,000    Tokyo Electron, Ltd. ........................         6,811,147

                                                                     15,038,836

Soap and Cleaning Preparations - 0.7%
     328,970    Reckitt Benckiser PLC .......................         7,682,630

Steel - Producers - 2.7%
   6,205,000    China Steel Corp. ...........................         5,470,075
     245,000    China Steel Corp. (144A) (GDR)ss. ...........         4,263,000
     107,730    POSCO .......................................        14,367,060
     645,798    Tata Iron and Steel Company, Ltd. ...........         5,766,486

                                                                     29,866,621

Telecommunication Equipment - 1.5%
     232,381    Alcatel S.A.* ...............................         3,833,753
     467,146    Nokia Oyj ...................................         9,639,349
     436,615    Nortel Networks Corp.* ......................         3,414,329

                                                                     16,887,431

Telecommunication Services - 0.7%
     274,645    Amdocs, Ltd. (New York Shares)* .............         7,791,679

Telephone - Integrated - 0.9%
     498,395    Deutsche Telekom A.G.* ......................         9,912,665

Television - 1.7%
   1,415,772    British Sky Broadcasting Group PLC* .........        19,121,599
--------------------------------------------------------------------------------
Total Common Stock (cost $892,769,714) ......................     1,101,555,118
--------------------------------------------------------------------------------
Other Securities - 1.8%
                State Street Navigator Securities Lending
$ 20,499,789      Prime Portfolio+ (cost $20,499,789) .......        20,499,789
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 1.5%
                Federal Home Loan Bank System
  16,800,000       0.95%, 2/2/04
                  (amortized cost $16,799,557) ..............        16,799,557
--------------------------------------------------------------------------------
Total Investments (total cost $930,069,060) - 102.5% ........     1,138,854,464
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.5)%     (27,868,924)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $1,110,985,540
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2004

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Austria                                            0.3%          $     3,718,526
Bermuda                                            2.4%               27,546,616
Brazil                                             2.5%               28,656,966
Canada                                             2.3%               26,632,862
China                                              0.5%                5,730,205
Finland                                            0.8%                9,639,349
France                                             3.5%               39,677,853
Germany                                            2.8%               31,337,643
Hong Kong                                          2.1%               24,517,865
India                                              5.2%               58,916,511
Ireland                                            0.5%                5,324,095
Israel                                             1.1%               12,950,060
Italy                                              1.1%               12,521,224
Japan                                             16.9%              192,371,503
Mexico                                             1.7%               19,177,183
Netherlands                                        2.3%               26,639,458
Russia                                             3.1%               34,837,634
Singapore                                          1.0%               11,576,010
South Korea                                        7.2%               82,213,234
Sweden                                             1.5%               16,743,121
Switzerland                                        6.8%               77,326,293
Taiwan                                             3.9%               44,123,111
United Kingdom                                    10.7%              121,461,951
United States++                                   19.8%              225,215,191
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,138,854,464

++Includes Short-Term Securities (16.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL GROWTH FUND (unaudited)

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]
Brent Lynn
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended January 31, 2004, Janus Adviser International Growth Fund advanced 26.55% for its I Shares and 26.81% for its C Shares, while its benchmark, the Morgan Stanley Capital International EAFE(R) Index, gained 25.35%.(1)

MARKET OVERVIEW

The global economy showed continued signs that it was on the verge of a sustained and synchronized recovery during the period. This trend was most obvious in the United States, where labor markets finally appeared to gain traction and economic growth accelerated beyond most projections. Notably, the U.S. Commerce Department reported that real GDP grew at an impressive 8.2% annual rate in the third quarter and a still healthy 4.0% in the fourth. Importantly, business orders and investment rebounded from several years of stagnation, and solid corporate earnings reports were more widely seen. Good news also appeared overseas, with business confidence showing a discernable improvement in cities from London to Tokyo, where the closely watched Tankan survey of Japanese manufacturing sentiment rose to its highest level since 1997.

Such an environment was naturally supportive of stocks, although the U.S. dollar's weakening versus foreign currencies remained a source of volatility. Most markets responded by posting solid gains for the period. Japan joined other industrialized markets in the broad recovery as the country's economy gained momentum and the asset quality in the banking system showed signs of improvement. Germany also registered a substantial gain, while markets in France and the United Kingdom followed with healthy returns of their own. In the U.S., all three major indexes posted strong gains after three years of continuous losses. Emerging market stocks performed particularly well.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
With the backdrop of an improving economic picture, the potential earnings growth prospects for many businesses brightened significantly. This was especially the case in Asia, where we increased our exposure to a number of companies in cyclical industries. We capitalized on the general recovery in Japan, adding to or buying new positions in financial services and industrial companies. Regarding our technology positions, as visibility and order activity improved, we chose to maintain a weighting that was significantly larger than that of our benchmark. As always, we are very mindful of valuations, and for that reason we took profits in companies that reached what we considered to be fair value.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Contributing most positively to results was Indian conglomerate Reliance Industries. The company has significant petrochemical and refining operations along with rapidly growing power, gas, and telecommunications businesses. Brazilian mining concern CVRD, which benefited from rising demand for iron ore, was another top performer, as was Brazilian steel producer CSN. Elsewhere, U.K.-based wireless chip designer ARM Holdings and Swiss financial services provider Julius Baer Holding aided returns as well.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Reliance Industries
   Companhia Vale do Rio Doce (CVRD)
   ARM Holdings
   Companhia Siderurgica Nacional S.A. (CSN)
   Julius Baer Holding
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? The Fund's biggest disappointment was Japanese job placement company Pasona Inc. Also lagging were Russian oil giant Yukos, and German stock exchange company Deutsche Boerse AG. Meanwhile, U.K.-based advertising and public relations firm WPP Group gave back some ground, as did Banca Intesa, an Italian money center bank.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Pasona Inc.
   Yukos
   Deutsche Boerse AG
   WPP Group
   Banca Intesa
--------------------------------------------------------------------------------

40  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Our holdings in the financial services area provided the biggest lift for the Fund on an absolute basis. While we carried somewhat less exposure than the benchmark, our individual selections in the sector performed better than the financial stocks included in the Index. Information technology - a group where we maintained significantly more exposure than our benchmark - was another strong area for us when viewed on an absolute basis. Though no sector detracted from the Fund's results, our relatively small weighting in telecommunication services and industrial stocks produced minimally positive contributions, making these two groups our biggest laggards.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Aiding results was our increased exposure to Japan, as this country proved to be the Fund's most significant contributor in geographical terms. Our investments in India, a country not represented in the benchmark, also propelled performance substantially. On the downside, positions in Italy and Germany held back gains.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Due to numerous positive data points from meetings with companies, I have positioned the portfolio to potentially benefit from a continued global cyclical recovery. I will continue to build the portfolio stock-by-stock, looking for attractive international franchises with earnings and cash flow growth. At Janus, we strongly believe that our core competitive advantage comes from doing in-depth research on individual companies. Every day, we meet with and talk to companies from around the globe to gain a better understanding of their business models and growth opportunities. I feel we have a very talented and focused international research team, one that is deeper and more experienced than ever before. As your portfolio manager, I have only one objective: to generate superior long-term investment returns for you, my shareholders. I will perform this job to the best of my ability.

--------------------------------------------------------------------------------
Janus Adviser International Growth Fund - I Shares $26,913
Morgan Stanley Capital International EAFE(R) Index $14,553

INITIAL INVESTMENT OF $10,000

[LINE GRAPH]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser International Growth Fund - I Shares and the Morgan Stanley Capital International EAFE(R) Index. Janus Adviser International Growth Fund - I Shares is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through January 31, 2004. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser International Growth Fund - I Shares ($26,913) as compared to the Morgan Stanley Capital International EAFE(R) Index Index ($14,553).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JANUARY 31, 2004
--------------------------------------------------------------------------------
                                       FISCAL       ONE      FIVE     SINCE
                                    YEAR-TO-DATE   YEAR      YEAR   INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser International
Growth Fund - I Shares                 26.55%     46.13%     3.77%    10.68%
--------------------------------------------------------------------------------
Janus Adviser International
Growth Fund - C Shares
at NAV**                               26.81%     46.10%     3.24%    10.68%
--------------------------------------------------------------------------------
Janus Adviser International
Growth Fund - C Shares
at MOP***                              24.32%     43.17%     3.04%    10.61%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R)Index             25.35%     46.67%     0.29%     3.92%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing 80% of net assets in securities from issuers from at least five different countries, excluding the U.S.

FUND ASSET MIX(2) - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Common Stock - Domestic - 0.8%

Common Stock - Foreign - 99.6%

Number of Stocks: 83
Top 10 Equities: 27.7%

                                      Janus Adviser Series  January 31, 2004  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                            JANUARY 31, 2004       JULY 31, 2003

Reliance Industries, Ltd.                               5.7%                3.7%
Samsung Electronics Company, Ltd.                       3.2%                3.3%
Companhia Vale do Rio Doce (ADR)                        3.2%                2.2%
Grupo Televisa S.A. (ADR)                               2.6%                2.2%
Julius Baer Holding, Ltd.                               2.4%                1.6%
Roche Holding A.G                                       2.3%                2.3%
DBS Group Holdings, Ltd.                                2.3%                0.9%
Standard Chartered PLC                                  2.0%                1.1%
Infineon Technologies A.G                               2.0%                1.0%
Check Point Software Technologies,
  Ltd. (New York Shares)                                2.0%                1.5%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                                     Morgan Stanley
                                 Janus Adviser          Capital
                                 International       International
                                  Growth Fund        EAFE(R) Index

Money Center Banks                    8.7%              12.6%
Commercial Banks                      6.0%               4.8%
Petrochemicals                        5.7%               0.0%
Oil Companies - Integrated            4.4%               7.3%
Electronic Components -
  Semiconductors                      4.2%               0.6%

TOP COUNTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

Japan                                23.5%
India                                11.3%
Brazil                                6.9%
Canada                                6.8%
United Kingdom                        6.6%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. See Notes to Schedules of Investments for index definitions.

(2) Chart includes Cash and Cash Equivalents of (0.4)%.

See "Explanations of Charts, Tables and Financial Statements."

  *  The predecessor fund's inception date - May 2, 1994.
 ** Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.
*** Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C Shares redeemed within 12 months of purchase. Effective November 28, 2003, the 1.00% contingent deferred sales charge on Class C Shares redeemed within 18 months of purchase changed to apply only to shares redeemed within 12 months of purchase.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

For Class I Shares a 1% redemption fee may be imposed on shares held for 3 months or less. Effective March 1, 2004, the redemption fee will increase to 2.00% on shares purchased on or after that date.

There is no assurance that the investment process will consistently lead to successful investing.

Effective June 2, 2003, Janus Adviser International Fund changed its name to Janus Adviser International Growth Fund.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Returns have sustained significant gains and losses due to market volatility in the financials sector.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, total returns would have been lower.

42  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 100.4%
Advertising Services - 1.3%
       1,188    Dentsu, Inc. ................................    $    5,869,854

Apparel Manufacturers - 2.3%
     342,767    Burberry Group PLC ..........................         2,171,227
      41,857    Hermes International ........................         7,862,222

                                                                     10,033,449

Audio and Video Products - 2.3%
      98,000    Pioneer Corp. ...............................         2,888,616
     343,273    Thomson .....................................         7,292,244

                                                                     10,180,860

Automotive - Cars and Light Trucks - 1.6%
     373,485    Maruti Udyog, Ltd.* .........................         3,567,051
     297,294    Tata Motors, Ltd. ...........................         3,412,039

                                                                      6,979,090

Broadcast Services and Programming - 2.6%
     283,764    Grupo Televisa S.A. (ADR) ...................        11,492,442

Building - Residential and Commercial - 0.5%
   4,306,300    Land and Houses Public Company, Ltd. ........         1,251,066
   3,759,000    Land and Houses Public Company, Ltd. ........
                  (NVDR) ....................................         1,092,064

                                                                      2,343,130

Building and Construction Products - Miscellaneous - 0.8%
      16,540    Imerys S.A. .................................         3,458,160

Commercial Banks - 6.0%
     336,236    Anglo Irish Bank Corporation PLC ............         5,680,788
   1,038,800    Bangkok Bank Public Company, Ltd.* ..........         2,501,697
      29,177    Julius Baer Holding, Ltd. ...................        10,602,242
     163,770    Kookmin Bank ................................         6,663,841
   2,711,500    PT Bank Buana Indonesia Tbk .................         1,234,176

                                                                     26,682,744

Computer Services - 1.6%
     240,275    TietoEnator Oyj .............................         6,999,659

Computers - Peripheral Equipment - 0.7%
      64,884    Logitech International S.A.* ................         3,181,396

Diversified Financial Services - 1.5%
   6,875,000    Fubon Financial Holding Company, Ltd. .......         6,782,234

Diversified Minerals - 3.2%
     260,495    Companhia Vale do Rio Doce (ADR)* ...........        13,980,767

Diversified Operations - 1.0%
      59,642    Louis Vuitton Moet Hennessy S.A. ............         4,289,989

Electric Products - Miscellaneous - 5.7%
     141,790    LG Electronics, Inc. ........................         7,575,827
      31,690    Samsung Electronics Company, Ltd. ...........        14,150,456
     839,000    Toshiba Corp. ...............................         3,535,135

                                                                     25,261,418

Electronic Components - Semiconductors - 4.2%
   2,341,275    ARM Holdings PLC ............................         5,337,737
   4,234,000    Chartered Semiconductor
                  Manufacturing, Ltd.* ......................         4,446,718
     603,402    Infineon Technologies A.G.* .................         8,912,797

                                                                     18,697,252

Electronic Measuring Instruments - 0.5%
      12,000    Keyence Corp. ...............................         2,492,962

Enterprise Software/Services - 0.9%
      41,000    Nomura Research Institute, Ltd. .............    $    4,125,177

Finance - Consumer Loans - 0.2%
      20,000    Promise Company, Ltd. .......................         1,124,232

Finance - Investment Bankers/Brokers - 2.7%
     802,000    Nikko Cordial Corp. .........................         4,364,214
     455,000    Nomura Holdings, Inc. .......................         7,445,063

                                                                     11,809,277

Finance - Mortgage Loan Banker - 1.5%
     479,567    Housing Development Finance
                  Corporation, Ltd. .........................         6,879,846

Hotels and Motels - 0.7%
     125,774    Fairmont Hotels & Resorts, Inc. .............         3,206,745

Human Resources - 1.1%
       1,092    Goodwill Group, Inc.# .......................         2,795,767
         351    Pasona, Inc.*,# .............................         2,152,093

                                                                      4,947,860

Internet Connectivity Services - 0.7%
     115,160    NDS Group PLC (ADR)* ........................         2,956,157

Internet Security - 3.2%
     424,230    Check Point Software Technologies, Ltd. .....
                  (New York Shares)* ........................         8,696,715
     196,500    Trend Micro, Inc. ...........................         5,541,356

                                                                     14,238,071

Life and Health Insurance - 0.5%
   2,868,000    China Life Insurance Company, Ltd.
                  - H shares* ...............................         2,102,639

Machinery - Construction and Mining - 0.5%
     354,000    Komatsu, Ltd. ...............................         2,137,043

Medical - Drugs - 4.0%
     196,400    Chugai Pharmaceutical Company, Ltd. .........         3,096,756
     102,050    Roche Holding A.G. ..........................        10,323,210
       4,999    Serono S.A. - Class B .......................         3,835,317
       6,400    Takeda Chemical Industries, Ltd. ............           266,037

                                                                     17,521,320

Metal - Diversified - 1.6%
      96,046    MMC Norilsk Nickel (ADR)# ...................         6,963,335

Miscellaneous Manufacturing - 1.0%
   2,161,705    FKI PLC .....................................         4,485,680

Money Center Banks - 8.7%
   1,108,000    DBS Group Holdings, Ltd. ....................        10,067,677
         825    Mitsubishi Tokyo Financial Group, Inc. ......         6,445,678
       2,053    Mizuho Financial Group, Inc.* ...............         6,090,146
     553,266    Standard Chartered PLC ......................         9,023,374
       1,270    Sumitomo Mitsui Financial Group, Inc. .......         6,838,923

                                                                     38,465,798

Office Automation and Equipment - 1.4%
     121,000    Canon, Inc. .................................         6,172,886

Oil and Gas Drilling - 2.0%
      49,755    Nabors Industries, Ltd.*,# ..................         2,189,220
     147,761    Precision Drilling Corp.* ...................         6,820,507

                                                                      9,009,727

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Exploration and Production - 2.9%
     169,036    Canadian Natural Resources, Ltd. ............    $    8,131,618
      64,060    EnCana Corp. ................................         2,483,625
      86,627    Niko Resources, Ltd. ........................         2,083,632

                                                                     12,698,875

Oil Companies - Integrated - 4.4%
     294,016    Husky Energy, Inc. ..........................         5,058,649
      81,855    Lukoil (ADR) ................................         8,439,251
      90,186    Suncor Energy, Inc. .........................         2,264,140
      87,500    Yukos (ADR)# ................................         3,613,750

                                                                     19,375,790

Paper and Related Products - 2.4%
     255,730    Aracruz Celulose S.A. (ADR)# ................         8,191,032
     156,559    Billerud A.B. ...............................         2,260,307

                                                                     10,451,339

Petrochemicals - 5.7%
   2,048,984    Reliance Industries, Ltd. ...................        25,314,305

Property and Casualty Insurance - 1.5%
         529    Millea Holdings, Inc. .......................         6,846,764

Real Estate Management/Services - 1.3%
     515,000    Mitsubishi Estate Company, Ltd. .............         5,663,297

Real Estate Operating/Development - 2.7%
   1,608,000    Hang Lung Properties, Ltd. ..................         2,450,841
     239,000    Sumitomo Realty & Development
                  Company, Ltd. .............................         2,350,487
     728,000    Sun Hung Kai Properties, Ltd. ...............         7,022,688

                                                                     11,824,016

Retail - Automobile - 0.6%
      40,880    USS Company, Ltd. ...........................         2,765,241

Retail - Convenience Stores - 0.1%
     192,800    C.P. 7-Eleven Public Company, Ltd. (NVDR)* ..           297,258

Retail - Diversified - 1.3%
     161,000    Ito-Yokado Company, Ltd. ....................         5,566,934

Semiconductor Components/Integrated Circuits - 0.6%
      38,400    NEC Electronics Corp. .......................         2,731,715

Semiconductor Equipment - 1.1%
      68,900    Tokyo Electron, Ltd. ........................         4,888,418

Soap and Cleaning Preparations - 1.6%
   1,746,240    Hindustan Lever, Ltd. .......................         7,276,803

Steel - Producers - 1.8%
   5,065,000    China Steel Corp. ...........................         4,465,098
     403,974    Tata Iron and Steel Company, Ltd. ...........         3,607,181

                                                                      8,072,279

Steel - Specialty - 1.9%
     149,500    Companhia Siderurgica Nacional S.A. (ADR)# ..         8,342,100

Telecommunication Equipment - 2.4%
     214,930    Comverse Technology, Inc.* ..................         3,782,768
     330,385    Nokia Oyj ...................................         6,817,347

                                                                     10,600,115

Telecommunication Services - 1.2%
     186,000    Amdocs, Ltd. (New York Shares)* .............         5,276,820

Tobacco - 0.4%
     197,096    Swedish Match A.B. ..........................         1,901,470
--------------------------------------------------------------------------------
Total Common Stock (cost $329,134,053) ......................       444,764,738
--------------------------------------------------------------------------------
Other Securities - 1.4%
                State Street Navigator Securities Lending
$  6,008,435      Prime Portfolio+ (cost $6,008,435) ........    $    6,008,435
--------------------------------------------------------------------------------
Total Investments (total cost $335,142,488) - 101.8% ........       450,773,173
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.8)%      (7,965,734)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $  442,807,439
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2004

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.5%          $     2,189,220
Brazil                                             6.8%               30,513,899
Canada                                             6.7%               30,048,916
China                                              0.5%                2,102,639
Finland                                            3.1%               13,817,006
France                                             5.1%               22,902,615
Germany                                            2.0%                8,912,797
Hong Kong                                          2.1%                9,473,529
India                                             11.1%               50,057,225
Indonesia                                          0.3%                1,234,176
Ireland                                            1.2%                5,680,788
Israel                                             1.9%                8,696,715
Japan                                             23.1%              104,194,794
Mexico                                             2.5%               11,492,442
Russia                                             4.2%               19,016,336
Singapore                                          3.2%               14,514,395
South Korea                                        6.3%               28,390,124
Sweden                                             0.9%                4,161,777
Switzerland                                        6.2%               27,942,165
Taiwan                                             2.5%               11,247,332
Thailand                                           1.1%                5,142,085
United Kingdom                                     6.5%               29,250,995
United States++                                    2.2%                9,791,203
--------------------------------------------------------------------------------
Total                                            100.0%          $   450,773,173

++Includes Short-Term Securities (0.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

44  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FOREIGN STOCK FUND (unaudited)

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]
Jason Yee
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended January 31, 2004, Janus Adviser Foreign Stock Fund advanced 23.03% for its I Shares and 22.75% for its C Shares, while its benchmark, the Morgan Stanley Capital International EAFE(R) Index, gained 25.35%.(1)

MARKET OVERVIEW

Signs that the worldwide economy was on the verge of a sustained and synchronized recovery continued to build during the period. The trend was most obvious in the United States, where labor markets finally appeared to gain traction and economic growth accelerated beyond most projections. Notably, the U.S. Commerce Department reported that real GDP grew at an impressive 8.2% annual rate in the third quarter and a still healthy 4.0% in the fourth. Importantly, business orders and investment rebounded from several years of stagnation, and solid corporate earnings reports were more widely seen. Good news also appeared overseas, with business confidence showing a discernable improvement in cities from Berlin to Tokyo, where the closely watched Tankan survey of Japanese manufacturing sentiment rose to its highest level since 1997.

Such an environment was naturally supportive of stocks, although the U.S. dollar's weakening versus foreign currencies remained a source of volatility, and most markets responded by posting solid gains for the period. Japan joined other industrialized markets in the broad recovery as the country's economy gained momentum and banks there improved loan portfolios. Germany also registered a substantial gain, while markets in France and the United Kingdom followed with healthy returns of their own. In the U.S., all three major indexes posted strong gains after three years of continuous losses. None, however, performed as well as less-developed markets. In particular, emerging market stocks in Latin America, Europe and Asia climbed significantly higher.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Having spent a good part of the period content to hold economically sensitive names while the fundamentals of the global economy improved, we started making some valuation-driven changes during the latter half. A number of our media, cyclical and industrial names had appreciated significantly and were approaching our estimates of intrinsic value, so we registered some gains and directed the proceeds into what I believe to be better risk-reward situations.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Leading our list of top performers was German industrial vacuum systems manufacturer Pfeiffer Vacuum Technology. Also gaining was Japan's fourth largest insurance company, Nipponkoa Insurance, and Bermuda-based conglomerate Tyco International, which began to execute its restructuring plan under new management. Elsewhere, FKI, a U.K.-based engineering firm specializing in automated material handling boosted results, as did French concern Vivendi Universal, which managed to erase a significant amount of its debt through the sale of its entertainment division.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Pfeiffer Vacuum Technology
   Nipponkoa Insurance
   Tyco International
   FKI
   Vivendi Universal
--------------------------------------------------------------------------------

Q. WHICH HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?
The Fund's largest negative contributor in the period was recent purchase Millea Holdings, a Japanese property and casualty insurance holding company. Other poor performers included news and information provider Reuters Group, Fairmont Hotels & Resorts, a Canadian luxury hotel chain operator, Dutch brewer Heineken NV, and British industrial conglomerate Smiths Group, lagged the rest of the portfolio despite contributing positive absolute returns.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Millea Holdings
   Reuters Group
   Fairmont Hotels & Resorts
   Heineken N.V.
   Smiths Group
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON PERFORMANCE?
Let me first say that we focus on finding individual companies from around the world with the most attractive risk-reward profiles. Keeping this in mind, consumer discretionary stocks, an area where we had over three times the weighting of our benchmark, had the biggest positive impact on the Fund's absolute performance. Notably, our stock picks within this group significantly outperformed those consumer discretionary names contained in the Index. The next biggest

                                      Janus Adviser Series  January 31, 2004  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FOREIGN STOCK FUND (unaudited)

contributor in absolute terms was the industrials sector. And while no area produced a negative return, the energy and health care sectors, both representing a small share of the Fund and underweight relative to the benchmark, provided the smallest gains.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
The United Kingdom, as represented by top gainers FKI and Granada, and Japan, with leaders Nipponkoa Insurance and Nippon Broadcasting paving the way, made the greatest contributions on an absolute basis. The Fund's poorest performing geographies were Israel and Ireland, both of which still managed to generate modest returns.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?
My "currency neutral" strategy for the Fund, which equated to roughly a 50% currency hedge for most of the period, was a hindrance compared to the unhedged benchmark index. Also restricting performance was our substantial cash position, amounting to approximately 15% of the Fund's assets on average for the period.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Unlike early last year, when we had more ideas than cash, the opposite is true today. Having said that, we believe it is prudent to patiently wait for outstanding investment opportunities to arise rather than commit capital to ideas with only marginally attractive return potential. As always, we will continue to search for well-run, fiscally sound companies trading at significant discounts to their intrinsic value.

Importantly, I would like to reiterate the underlying ethical principal that has always guided me as your Janus portfolio manager: I will invest your money as if it were my own. I strive each and every day to earn the trust and confidence of my shareholders and believe that the Fund's track record speaks for itself in this regard.

--------------------------------------------------------------------------------
Janus Adviser Foreign Stock Fund - I Shares $11,554
Morgan Stanley Capital International EAFE(R) Index $10,056

INITIAL INVESTMENT OF $10,000

[LINE GRAPH]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Foreign Stock Fund - I Shares and the Morgan Stanley Capital International EAFE(R) Index. Janus Adviser Foreign Stock Fund - I Shares is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 2001, through January 31, 2004. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Adviser Foreign Stock Fund - I Shares ($11,554) as compared to the Morgan Stanley Capital International EAFE(R) Index Index ($10,056).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JANUARY 31, 2004
--------------------------------------------------------------------------------
                                                 FISCAL       ONE      SINCE
                                              YEAR-TO-DATE   YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Foreign Stock
Fund - I Shares                                  23.03%     42.12%     5.39%
--------------------------------------------------------------------------------
Janus Adviser Foreign Stock
Fund - C Shares at NAV**                         22.75%     41.33%     3.30%
--------------------------------------------------------------------------------
Janus Adviser Foreign Stock
Fund - C Shares at MOP***                        20.26%     38.58%     2.93%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R)Index                       25.35%     46.67%     0.20%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing at least 80% of net assets in stocks of issuers located in at least five different countries, excluding the United States. The Fund emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 2.5%

Cash and Cash Equivalents - 16.9%

Common Stock - Foreign - 80.6%

Number of Stocks: 27
Top 10 Equities: 46.9%

46  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                            JANUARY 31, 2004       JULY 31, 2003

FKI PLC                                                 6.8%                5.8%
Nipponkoa Insurance Company, Ltd.                       6.4%                5.1%
Tyco International, Ltd.
  (New York Shares)                                     6.3%                5.0%
Vivendi Universal S.A                                   4.5%                5.1%
WPP Group PLC                                           4.4%                5.0%
Nippon Broadcasting System, Inc.                        4.4%                5.0%
Koninklijke (Royal) Philips
  Electronics, N.V                                      4.2%                5.7%
Shaw Communications, Inc. - Class B                     3.8%                3.3%
Pfeiffer Vacuum Technology A.G                          3.2%                6.6%
GlaxoSmithKline PLC                                     2.9%                3.1%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                                    Morgan Stanley
                                 Janus Adviser          Capital
                                 Foreign Stock       International
                                      Fund           EAFE(R) Index

Diversified Operations                9.1%             2.1%
Property and Casualty Insurance       9.1%             0.6%
Miscellaneous Manufacturing           6.8%             0.0%
Chemicals - Specialty                 5.7%             0.3%
Multimedia                            4.5%             1.2%

TOP COUNTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

United Kingdom                       20.3%
Japan                                15.9%
Netherlands                          12.2%
Switzerland                           7.8%
Bermuda                               6.3%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

  *  The Fund's inception date - May 1, 2001.
 ** Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.
*** Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C Shares redeemed within 12 months of purchase. Effective November 28, 2003, the 1.00% contingent deferred sales charge on Class C Shares redeemed within 18 months of purchase changed to apply only to shares redeemed within 12 months of purchase.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

For Class I Shares a 1% redemption fee may be imposed on shares held for 3 months or less. Effective March 1, 2004, the redemption fee will increase to 2.00% on shares purchased on or after that date.

There is no assurance that the investment process will consistently lead to successful investing.

Effective November 28, 2003, Janus Adviser International Value Fund changed its name to Janus Adviser Foreign Stock Fund.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector and the industrials sector.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, total returns would have been lower.

                                      Janus Adviser Series  January 31, 2004  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FOREIGN STOCK FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 80.6%
Advertising Services - 4.4%
      11,303    WPP Group PLC ...............................    $      124,782

Beverages - Wine and Spirits - 1.6%
       3,538    Diageo PLC ..................................            46,368

Brewery - 2.0%
       1,471    Heineken N.V. ...............................            56,778

Cable Television - 3.8%
       6,573    Shaw Communications, Inc. - Class B .........           108,842

Chemicals - Diversified - 2.4%
       1,683    Akzo Nobel N.V. .............................            68,787

Chemicals - Specialty - 5.7%
         152    Givaudan S.A. ...............................            79,232
       1,177    Syngenta A.G. ...............................            80,590

                                                                        159,822

Diversified Operations - 9.1%
       6,886    Smiths Group PLC ............................            80,218
       6,645    Tyco International, Ltd. (New York Shares) ..           177,753

                                                                        257,971

Electronic Components - Miscellaneous - 4.2%
       3,904    Koninklijke (Royal) Philips Electronics N.V.            117,514

Electronic Measuring Instruments - 1.6%
       1,790    Orbotech, Ltd.* .............................            44,750

Food - Diversified - 2.2%
         232    Nestle S.A. .................................            61,111

Home Decoration Products - 2.6%
       1,544    Hunter Douglas N.V. .........................            72,313

Hotels and Motels - 2.9%
         926    Accor S.A. ..................................            41,574
       1,560    Fairmont Hotels & Resorts, Inc. .............
                  (New York Shares) .........................            40,014

                                                                         81,588

Machinery - Pumps - 3.2%
       2,243    Pfeiffer Vacuum Technology A.G. .............            91,954

Medical - Drugs - 2.9%
       3,783    GlaxoSmithKline PLC .........................            81,254

Miscellaneous Manufacturing - 6.8%
      92,307    FKI PLC .....................................           191,542

Multimedia - 4.5%
       4,842    Vivendi Universal S.A.* .....................           127,222

Property and Casualty Insurance - 9.1%
           6    Millea Holdings, Inc. .......................            77,657
      33,000    Nipponkoa Insurance Company, Ltd. ...........           179,574

                                                                        257,231

Publishing - Newspapers - 2.1%
      22,538    Independent News & Media PLC ................            59,358

Publishing - Periodicals - 1.1%
       1,785    Wolters Kluwer N.V. .........................            30,513

Radio - 4.4%
       3,060    Nippon Broadcasting System, Inc. ............           124,597

Rubber/Plastic Products - 2.3%
       5,000    Tenma Corp. .................................    $       66,131

Television - 1.7%
      18,921    Granada PLC* ................................            48,389
--------------------------------------------------------------------------------
Total Common Stock (cost $1,584,867) ........................         2,278,817
--------------------------------------------------------------------------------
Preferred Stock - 2.5%
Soap and Cleaning Preparations - 2.5%
         857    Henkel KGaA (cost $55,007) ..................            69,415
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 17.7%
                Federal Home Loan Bank System
$    500,000      0.95%, 2/2/04 (amortized cost $499,987) ...           499,987
--------------------------------------------------------------------------------
Total Investments (total cost $2,139,861) - 100.8% ..........         2,848,219
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8)%         (22,317)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    2,825,902
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2004

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            6.2%          $       177,753
Canada                                             5.2%                  148,856
France                                             5.9%                  168,796
Germany                                            5.7%                  161,369
Ireland                                            2.1%                   59,358
Israel                                             1.6%                   44,750
Japan                                             15.7%                  447,959
Netherlands                                       12.1%                  345,905
Switzerland                                        7.8%                  220,933
United Kingdom                                    20.1%                  572,553
United States++                                   17.6%                  499,987
--------------------------------------------------------------------------------
Total                                            100.0%          $     2,848,219

++Includes Short-Term Securities (0.0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

48  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MID CAP VALUE FUND (unaudited)        Subadvised by Perkins, Wolf,
                                                      McDonnell and Company, LLC

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]
Robert Perkins
portfolio manager

[PHOTO]
Thomas Perkins
portfolio manager

[PHOTO]
Jeff Kautz
portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended January 31, 2004, Janus Adviser Mid Cap Value Fund gained 21.96% for its I Shares and 21.53% for its C Shares, while its benchmark, the Russell Midcap Value Index, rose 21.51%.(1)

MARKET OVERVIEW

Equity markets took a quick breather at the beginning the period, as investors questioned the sustainability of the nascent economic recovery. By mid-August, however, it had become increasingly clear that the government's massive program of fiscal and monetary stimulus was having the desired effect, and markets resumed their advance, supported by improving economic fundamentals and healthy corporate earnings. Notably, the U.S. Commerce Department reported that real GDP grew at an impressive 8.2% annual rate in the third quarter and a still healthy 4.0% in the fourth. Importantly, business orders and investment have rebounded from several years of stagnation. Recent improvement in the labor market has also been encouraging, with the unemployment rate dropping from 6.1% in September to 5.7% in December. On the downside, the strengthening economy triggered concerns that the Federal Reserve might raise overnight rates off more than 40-year lows. Despite this, the Fed left rates unchanged in January, although they toned down their accommodative policy stance. The 10-year Treasury bond ended the period at 4.13%.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Looking back over the past six months, we are pleasantly surprised by the continued strength of U.S. equity markets. At the beginning of the period, we maintained a less-than-sanguine outlook for the economic environment and stock valuations. Our sensitivity to risk and the lack of what we view as attractively valued stocks led us to maintain larger cash positions than we normally do. Despite this, the Fund's I Shares outperformed its benchmark, while the C Shares posted solid results as well. In fact, our stock selection was positive across a majority of sectors. We believe this is a testament to our disciplined process, which emphasizes quality franchises with strong balance sheets and cash flows, as well as our disciplined attention to share prices and risk/reward relationships.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? On an absolute basis, the Fund's leading contributor was insurance holding company Berkshire Hathaway. Advanced Fibre Communications, a supplier of telecommunications access products and services, was next in terms of strongest performers, followed by chip maker Advanced Micro Devices. Also lifting results was mining machinery producer Joy Global and Laboratory Corporation of America, a testing services and facilities provider for the healthcare industry.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Berkshire Hathaway
   Advanced Fibre Communications
   Advanced Micro Devices
   Joy Global
   Laboratory Corporation of America
--------------------------------------------------------------------------------

Q. WHICH HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?
Detracting most from the Fund's returns was Pinnacle Systems, a supplier of digital video products. McKesson Corp., which provides healthcare services and information management solutions, also weighed on results, as did diversified industrial products manufacturer Federal Signal. Other disappointments included specialty chemicals and materials producer Cytec Industries and AvalonBay Communities, a real estate investment trust that specializes in developing, acquiring and managing upscale, multi-family communities in high barrier-to-entry markets.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   Pinnacle Systems
   McKesson Corp.
   Federal Signal
   Cytec Industries
   AvalonBay Communities
--------------------------------------------------------------------------------

                                      Janus Adviser Series  January 31, 2004  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MID CAP VALUE FUND (unaudited)

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON PERFORMANCE?
To be clear, our primary goal is to invest in individual companies with strong balance sheets and steady cash flow streams that are selling at below-average valuations. While we do not simply invest in sectors that are out of favor with the market, certain areas did significantly impact performance. In particular, our positions in the information technology and financial sectors had the greatest positive impact on the Fund's performance. Meanwhile, although our telecommunication services and utilities investments contributed minimal gains to our absolute results, they were in fact the Fund's weakest-performing sectors.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
It is our belief that the gathering strength of the economy has had greater impact on stock valuations than it has on the near-term earnings of our investments. While our companies have generally shown good earnings growth, we believe our performance has benefited more from increased investor confidence in the fundamental longer-term outlook for our holdings. This has reinforced our belief that it is more important to focus on long-term company fundamentals and stock valuations than on near-term economic trends.

As we are reducing holdings that have hit our price targets, we are continuing to find what we consider high-quality equities in assorted industries that have not fully participated in the recent rally and consequently offer favorable risk/reward potential. As always, our focus is on superior balance sheets, cash flow and franchise position at an attractive valuation. This emphasis is especially important now as we continue to believe there are considerable macroeconomic and geopolitical uncertainties in the intermediate and longer term.

--------------------------------------------------------------------------------
Janus Adviser Mid Cap Value Fund - I Shares $13,898
Russell Midcap Value Index $14,171

INITIAL INVESTMENT OF $10,000

[LINE GRAPH]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Mid Cap Value Fund - I Shares and the Russell Midcap Value Index. Janus Adviser Mid Cap Value Fund - I Shares is represented by a shaded area of blue. The Russell Midcap Value Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 2002, through January 31, 2004. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Mid Cap Value Fund - I Shares ($13,898) as compared to the Russell Midcap Value Index ($14,171).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JANUARY 31, 2004
--------------------------------------------------------------------------------
                                                 FISCAL       ONE     SINCE
                                              YEAR-TO-DATE   YEAR   INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Mid Cap Value Fund
- I Shares                                       21.96%     45.53%    35.44%
--------------------------------------------------------------------------------
Janus Adviser Mid Cap Value Fund
- C Shares at NAV**                              21.53%     44.88%    34.76%
--------------------------------------------------------------------------------
Janus Adviser Mid Cap Value Fund
- C Shares at MOP***                             18.91%     41.97%    33.53%
--------------------------------------------------------------------------------
Russell Midcap Value Index                       21.51%     45.75%    37.96%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To seek capital appreciation by primarily investing at least 80% in common stocks of mid-sized companies whose stock prices are believed to be undervalued.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Common Stock - Foreign - 7.4%

Cash and Cash Equivalents - 8.7%

Common Stock - Domestic - 83.9%

Number of Stocks: 129
Top 10 Equities: 14.8%

50  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                            JANUARY 31, 2004       JULY 31, 2003

Berkshire Hathaway, Inc.
  - Class B                                             2.8%                2.3%
Washington Federal, Inc.                                1.8%                 --
Genuine Parts Co.                                       1.5%                1.3%
SouthTrust Corp.                                        1.3%                1.1%
Old Republic International Corp.                        1.3%                0.9%
Tom Brown, Inc.                                         1.3%                0.8%
McKesson Corp.                                          1.2%                0.8%
CIT Group, Inc.                                         1.2%                1.3%
Hillenbrand Industries, Inc.                            1.2%                1.2%
Steris Corp.                                            1.2%                 --

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                 Janus Adviser
                                    Mid Cap          Russell Midcap
                                   Value Fund         Value Index

Commercial Banks                      5.5%               8.2%
Oil Companies -
  Exploration and Production          5.1%               1.8%
Savings/Loan/Thrifts                  4.4%               1.7%
Reinsurance                           4.3%               0.1%
Distribution/Wholesale                3.1%               0.8%
Oil - Field Services                  2.9%               0.1%
Multi-Line Insurance                  2.8%               1.7%
Diversified Operations                1.9%               2.2%
Paper and Related Products            1.9%               1.3%
Medical Labs and
  Testing Services                    1.8%               0.0%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

  *  The Fund's inception date - December 31, 2002.
 ** Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.
*** Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C Shares redeemed within 12 months of purchase. Effective November 28, 2003, the 1.00% contingent deferred sales charge on Class C Shares redeemed within 18 months of purchase changed to apply only to shares redeemed within 12 months of purchase.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective June 2, 2003, Janus Adviser Strategic Value Fund reorganized into Janus Adviser Mid Cap Value Fund.

There is no assurance that the investment process will consistently lead to successful investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Captial Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, total returns would have been lower.

                                      Janus Adviser Series  January 31, 2004  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 91.3%
Advertising Agencies - 0.5%
       4,900    Interpublic Group of Companies, Inc.*,# .....    $       81,046

Aerospace and Defense - Equipment - 0.2%
         487    Alliant Techsystems, Inc.* ..................            27,272

Agricultural Operations - 1.0%
       4,400    Bunge, Ltd.# ................................           150,480

Applications Software - 0.6%
      11,900    Pinnacle Systems, Inc.*,# ...................            95,081

Automotive - Truck Parts and Equipment - Original - 1.4%
       2,200    Autoliv, Inc. ...............................            90,970
       1,500    Magna International, Inc. - Class A
                  (New York Shares) .........................           121,770

                                                                        212,740

Brewery - 0.5%
       1,500    Adolph Coors Co. - Class B ..................            84,810

Broadcast Services and Programming - 0.7%
      10,000    Liberty Media Corp. - Class A* ..............           116,400

Building - Residential and Commercial - 0.9%
       1,800    Pulte Homes, Inc. ...........................            77,652
       1,500    Standard Pacific Corp. ......................            70,050

                                                                        147,702

Chemicals - Specialty - 1.3%
         750    Cytec Industries, Inc.* .....................            26,183
       5,500    Lubrizol Corp. ..............................           174,625

                                                                        200,808

Coal - 0.6%
       3,400    Arch Coal, Inc. .............................            93,908

Commercial Banks - 5.5%
       2,000    Associated Banc-Corp ........................            86,380
       4,200    Compass Bancshares, Inc.# ...................           165,564
       3,400    Marshall & Ilsley Corp. .....................           130,322
       2,300    Mercantile Bankshares Corp. .................           100,487
       6,500    National Commerce Financial Corp. ...........           184,470
       6,000    SouthTrust Corp. ............................           203,940

                                                                        871,163

Computer Aided Design - 0.6%
       3,800    Autodesk, Inc. ..............................            97,090

Consumer Products - Miscellaneous - 1.0%
       7,400    American Greetings Corp. - Class A*,# .......           155,252

Containers - Paper and Plastic - 0.5%
       3,700    Packaging Corporation of America* ...........            80,068

Data Processing and Management - 0.5%
       2,300    SEI Investments Co. .........................            78,016

Decision Support Software - 0.5%
       6,000    NetIQ Corp.*,# ..............................            79,980

Diagnostic Equipment - 0.7%
       6,700    Cytyc Corp.* ................................           108,540

Distribution/Wholesale - 3.1%
       7,000    Genuine Parts Co. ...........................           230,720
       2,600    Tech Data Corp.* ............................           107,874
       3,000    W.W. Grainger, Inc. .........................           144,420

                                                                        483,014

Diversified Operations - 1.9%
       2,000    Harsco Corp. ................................    $       92,000
       2,500    Pentair, Inc. ...............................           114,200
       3,100    Trinity Industries, Inc.# ...................            99,510

                                                                        305,710

Diversified Operations - Commercial Services - 0.2%
       1,300    Cendant Corp.* ..............................            29,445

Electronic Components - Miscellaneous - 0.4%
       3,000    Vishay Intertechnology, Inc.*,# .............            69,720

Electronic Components - Semiconductors - 0.5%
       5,320    Advanced Micro Devices, Inc.*,# .............            79,055

Electronic Design Automation - 1.2%
       3,800    Cadence Design Systems, Inc.*,# .............            62,966
       3,500    Synopsys, Inc.*,# ...........................           123,515

                                                                        186,481

Engineering - Research and Development Services - 0.9%
       4,000    Fluor Corp. .................................           148,240

Entertainment Software - 0.6%
       4,700    Activision, Inc.* ...........................            88,407

Fiduciary Banks - 0.4%
       1,800    Wilmington Trust Corp. ......................            67,194

Finance - Commercial - 1.2%
       5,000    CIT Group, Inc. .............................           189,600

Finance - Credit Card - 0.4%
       1,160    American Express Co. ........................            60,134

Finance - Investment Bankers/Brokers - 0.3%
       1,030    Citigroup, Inc. .............................            50,964

Finance - Mortgage Loan Banker - 0.2%
         466    Countrywide Financial Corp. .................            38,934

Food - Diversified - 0.5%
       2,400    H.J. Heinz Co. ..............................            84,912

Food - Retail - 0.5%
       3,800    Safeway, Inc.* ..............................            85,842

Food - Wholesale/Distribution - 1.0%
       2,700    Fresh Del Monte Produce, Inc.# ..............            70,200
       3,000    Supervalu, Inc. .............................            86,700

                                                                        156,900

Forestry - 0.4%
       2,000    Plum Creek Timber Company, Inc. .............            60,400

Health Care Cost Containment - 1.2%
       6,500    McKesson Corp. ..............................           190,970

Home Decoration Products - 0.4%
       2,300    Newell Rubbermaid, Inc. .....................            56,189

Home Furnishings - 1.0%
       6,900    La-Z-Boy, Inc.# .............................           153,387

Hospital Beds and Equipment - 1.2%
       3,000    Hillenbrand Industries, Inc. ................           187,500

Hotels and Motels - 0.6%
       3,500    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................            89,775

Industrial Gases - 0.8%
       2,400    Air Products and Chemicals, Inc. ............           119,784

Instruments - Controls - 1.2%
       4,000    Mettler-Toledo International, Inc.* .........           183,200

See Notes to Schedules of Investments and Financial Statements

52  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Internet Security - 0.9%
       3,000    Check Point Software Technologies, Ltd. .....
                  (New York Shares)* ........................    $       61,500
       4,800    Internet Security Systems, Inc.* ............            85,632

                                                                        147,132

Internet Telephony - 0.1%
       1,600    Openwave Systems, Inc.*,# ...................            23,744

Investment Management and Advisory Services - 1.5%
       4,000    Federated Investors, Inc. - Class B .........           123,560
       4,100    Waddell & Reed Financial, Inc. - Class A ....           108,814

                                                                        232,374

Life and Health Insurance - 1.1%
       4,100    Lincoln National Corp. ......................           181,015

Machinery - Construction and Mining - 0.6%
       3,500    Joy Global, Inc. ............................            92,155

Medical - Drugs - 0.6%
       3,900    Priority Healthcare Corp. - Class B*,# ......           100,971

Medical - Generic Drugs - 0.4%
       2,650    Mylan Laboratories, Inc. ....................            64,634

Medical - Hospitals - 1.0%
       2,800    LifePoint Hospitals, Inc.*,# ................            96,628
       3,400    Province Healthcare Co.* ....................            61,880

                                                                        158,508

Medical - Nursing Homes - 0.7%
       3,000    Manor Care, Inc. ............................           107,100

Medical Labs and Testing Services - 1.8%
       3,200    Covance, Inc.* ..............................            91,616
       4,300    Laboratory Corporation of
                  America Holdings*,# .......................           183,610

                                                                        275,226

Medical Products - 0.3%
       1,000    Invacare Corp. ..............................            42,820

Medical Sterilization Products - 1.2%
       7,300    Steris Corp.* ...............................           184,690

Multi-Line Insurance - 2.8%
       3,600    Cincinnati Financial Corp. ..................           155,952
       7,800    Old Republic International Corp.* ...........           201,786
       2,000    SAFECO Corp. ................................            87,060

                                                                        444,798

Multimedia - 0.7%
       1,500    McGraw-Hill Companies, Inc. .................           112,530

Networking Products - 0.6%
      13,100    3Com Corp.* .................................           100,870

Non-Hazardous Waste Disposal - 1.1%
       7,100    Republic Services, Inc. .....................           177,145

Office Automation and Equipment - 0.7%
       7,400    Xerox Corp.* ................................           108,336

Oil - Field Services - 2.9%
       6,000    Cal Dive International, Inc.*,# .............           137,880
       9,000    Key Energy Services, Inc.* ..................           100,620
       3,000    Tidewater, Inc. .............................            96,150
       3,000    Weatherford International, Ltd* .............           120,960

                                                                        455,610

Oil and Gas Drilling - 1.2%
       4,400    Global Santa Fe Corp. .......................    $      120,120
       1,600    Precision Drilling Corp.*,# .................            74,128

                                                                        194,248

Oil Companies - Exploration and Production - 5.1%
       2,200    Anadarko Petroleum Corp. ....................           109,780
       1,500    Burlington Resources, Inc. ..................            82,110
       1,500    EOG Resources, Inc. .........................            67,950
       5,000    Forest Oil Corp.*,# .........................           124,250
       3,000    Newfield Exploration Co.* ...................           141,570
       1,800    Noble Energy, Inc. ..........................            79,560
       6,400    Tom Brown, Inc.*,# ..........................           199,040

                                                                        804,260

Oil Field Machinery and Equipment - 1.5%
       2,200    Cooper Cameron Corp.* .......................            91,740
       5,400    National-Oilwell, Inc.*,# ...................           138,834

                                                                        230,574

Paper and Related Products - 1.9%
       3,902    Rayonier, Inc. ..............................           153,962
       2,500    Temple-Inland, Inc. .........................           147,625

                                                                        301,587

Pharmacy Services - 0.9%
       3,300    Omnicare, Inc. ..............................           145,299

Power Converters and Power Supply Equipment - 0.3%
       1,700    American Power Conversion Corp. .............            42,143

Property and Casualty Insurance - 0.7%
       2,200    Mercury General Corp.# ......................           104,918

Publishing - Periodicals - 0.4%
       4,800    Reader's Digest Association, Inc. ...........            66,528

Real Estate Investment Trusts (REIT) - Apartments - 0.7%
       2,800    Home Properties, Inc. .......................           112,140

Real Estate Investment Trusts (REIT) - Office Property - 0.9%
       4,000    Prentiss Properties Trust ...................           134,000

Reinsurance - 4.3%
         150    Berkshire Hathaway, Inc. - Class B* .........           447,150
         600    Everest Re Group, Ltd. ......................            51,048
       4,300    IPC Holdings, Ltd. ..........................           177,203

                                                                        675,401

Retail - Apparel and Shoe - 0.5%
       2,200    Talbots, Inc. ...............................            71,500

Retail - Discount - 0.2%
       2,300    Big Lots, Inc.* .............................            32,499

Retail - Drug Store - 0.9%
       3,900    CVS Corp. ...................................           139,308

Retail - Restaurants - 1.7%
       4,500    Brinker International, Inc.* ................           159,075
       5,400    Darden Restaurants, Inc. ....................           108,000

                                                                        267,075

Retail - Toy Store - 0.7%
       7,600    Toys R Us, Inc.* ............................           107,312

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================

Savings/Loan/Thrifts - 4.4%
       1,700    Astoria Financial Corp. .....................    $       67,099
      10,000    Brookline Bancorp, Inc.# ....................           158,800
       4,500    Greenpoint Financial Corp.# .................           178,110
      10,000    Washington Federal, Inc.# ...................           280,000

                                                                        684,009

Semiconductor Components/Integrated Circuits - 0.6%
       4,900    Integrated Device Technology, Inc.* .........            89,278

Steel - Producers - 0.6%
       3,900    Steel Dynamics, Inc.*,# .....................            86,970

Super-Regional Banks - 0.8%
       2,200    PNC Bank Corp. ..............................           124,322

Telecommunication Equipment - 0.5%
       7,900    Tellabs, Inc. ...............................            78,210

Telecommunication Equipment - Fiber Optics - 0.4%
       3,100    Newport Corp.*,# ............................            62,217

Telephone - Integrated - 1.5%
       2,500    ALLTEL Corp. ................................           121,700
       4,500    IDT Corp.*,# ................................            94,725
         300    Telephone and Data Systems, Inc. ............            19,884

                                                                        236,309

Toys - 0.6%
       4,600    Mattel, Inc. ................................            86,986

Transportation - Air Freight - 0.4%
       1,900    CNF, Inc. ...................................            60,686

Transportation - Marine - 0.8%
       2,000    Teekay Shipping Corp. (New York Shares) .....           126,400

Transportation - Railroad - 0.9%
       9,100    Kansas City Southern*,# .....................           134,134

Transportation - Services - 1.1%
      11,500    Laidlaw International, Inc.* ................           165,025

Transportation - Truck - 0.6%
       2,700    USF Corp. ...................................            92,394

Wireless Equipment - 0.1%
       2,500    Stratex Networks, Inc.*,# ...................            13,375
--------------------------------------------------------------------------------
Total Common Stock (cost $12,237,393) .......................        14,324,878
--------------------------------------------------------------------------------
Other Securities - 9.8%
                State Street Navigator Securities Lending
$  1,537,527      Prime Portfolio+ (cost $1,537,527) ........         1,537,527
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 8.3%
                Federal Home Loan Bank System
   1,300,000      0.95%, 2/2/04
                  (amortized cost $1,299,966) ...............         1,299,966
--------------------------------------------------------------------------------
Total Investments (total cost $15,074,886) - 109.4% .........        17,162,371
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets** - (9.4)%    (1,478,161)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   15,684,210
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Long
 4 Contracts    S&P MidCap 400 Index (Emini)
                  expires March 2004, principal
                  amount $222,040, value $235,180
                  cumulative appreciation ...................    $       13,140
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2004

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            2.9%          $       499,691
Canada                                             1.7%                  285,673
Cayman Islands                                     1.1%                  190,320
Israel                                             0.4%                   61,500
Marshall Islands                                   0.7%                  126,400
United States++                                   93.2%               15,998,787
--------------------------------------------------------------------------------
Total                                            100.0%          $    17,162,371

++Includes Short-Term Securities (76.7% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

54  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER SMALL COMPANY VALUE FUND (unaudited)        Subadvised by
                                                          Bay Isle Financial LLC

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]
Jakob Holm
portfolio manager

[PHOTO]
William Schaff
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended January 31, 2004, Janus Adviser Small Company Value Fund returned 17.85% for its I Shares and 17.49% for its C Shares, while its benchmark, the Russell 2000 Value Index, advanced 23.53%.(1)

MARKET OVERVIEW

The period began with a brief pause for equity markets as investors questioned whether or not the burgeoning economic recovery was sustainable. By mid-August, however, it had become increasingly clear that the government's massive program of fiscal and monetary stimulus was having the desired effect, and markets resumed their advance, supported by improving economic fundamentals and healthy corporate earnings. Notably, the U.S. Commerce Department reported that real GDP grew at an impressive 8.2% annual rate in the third quarter and a still healthy 4.0% in the fourth. Importantly, business orders and investment have rebounded from several years of stagnation. Recent improvement in the labor market has also been encouraging, with the unemployment rate dropping from 6.1% in September to 5.7% in December. On the downside, the strengthening economy triggered concerns that the Federal Reserve might raise overnight rates off more than 40-year lows. Despite this, the Fed left rates unchanged in January, although they toned down their accommodative policy stance. The 10-year Treasury bond ended the period at 4.13%.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We continued our search for stocks trading at what we view as a discount to fair value and possessing attractive risk-reward profiles. That said, we maintained our exposure to all sectors, although we have been selling off some of our financial companies as the group accounts for more than a third of the Fund's assets. We have also been decreasing our weighting in information technology stocks following the explosive performance some have posted.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? The Fund's leading contributor was Optical Communications Products, a manufacturer of modules and sub-systems for optical communications network equipment. Nara Bancorp, a Los Angeles-based bank catering to the Korean community was another leader, as was casino-focused electronic games developer Multimedia Games. The company received allowance for the favorable classification of its products, potentially expanding its end market. Also driving results was book and videogame retailer Barnes & Noble and toy maker RC2 Corp.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE
   Optical Communications Products
   Nara Bancorp
   Multimedia Games
   Barnes & Noble
   RC2 Corp.
--------------------------------------------------------------------------------

Q. WHICH HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?
Weighing most heavily on results was our position in FTI Consulting, a provider of bankruptcy and restructuring consulting services. Also lagging was digital device chip designer Zoran Corp., as it experienced increased competitive pressures. Meanwhile, research and testing technologies developer Symyx Technologies was a disappointment, along with communications services provider Lightbridge Inc. Engine-driven products manufacturer Stewart & Stevenson Services restricted gains as well.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE
   FTI Consulting
   Zoran Corp.
   Symyx Technologies
   Lightbridge Inc.
   Stewart & Stevenson Services
--------------------------------------------------------------------------------

                                      Janus Adviser Series  January 31, 2004  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER SMALL COMPANY VALUE FUND (unaudited)

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?
Although our research efforts are centered on company fundamentals, sector performance provides an alternative view of the Fund's results. Given this, our holdings within the financial services group, where we were overweight relative to the benchmark, outperformed all others on an absolute basis. The consumer discretionary sector followed, with names such as Multimedia Games and Brookstone helping pave the way. And while no sector generated a negative return on an absolute basis, stocks within the utilities and telecommunications services areas performed the poorest.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
After the exceptional performance posted by small cap value stocks during the period, we are finding fewer outright bargains, although only select sectors appear to be overvalued. On average, we believe the stock market seems fairly valued to slightly overvalued, however, we believe it is unlikely to withstand a significant increase in interest rates. Regardless, our responsibility to you remains the same: we will continue to scour the equity universe for what we consider to be fiscally sound companies trading at below fair value and having attractive risk profiles.

--------------------------------------------------------------------------------
Janus Adviser Small Company Value Fund - I Shares $12,446
Russell 2000 Value Index $12,212

INITIAL INVESTMENT OF $10,000

[LINE GRAPH]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Small Company Value Fund - I Shares and the Russell 2000 Value Index. Janus Adviser Small Company Value Fund - I Shares is represented by a shaded area of blue. The Russell 2000 Value Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, March 28, 2002, through January 31, 2004. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Small Company Value Fund - I Shares ($12,446) as compared to the Russell 2000 Value Index ($12,212).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JANUARY 31, 2004
--------------------------------------------------------------------------------
                                                 FISCAL       ONE     SINCE
                                              YEAR-TO-DATE   YEAR   INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Small Company
Value Fund - I Shares                            17.85%     49.78%    12.58%
--------------------------------------------------------------------------------
Janus Adviser Small Company
Value Fund - C Shares at NAV**                   17.49%     49.17%    12.34%
--------------------------------------------------------------------------------
Janus Adviser Small Company
Value Fund - C Shares at MOP***                  15.03%     46.29%    11.73%
--------------------------------------------------------------------------------
Russell 2000 Value Index                         23.53%     55.45%    11.44%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To seek capital appreciation by primarily investing at least 80% in common stocks of small-sized companies whose stock prices are believed to be undervalued.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 0.8%

Common Stock - Foreign - 1.4%

Preferred Stock - 1.9%

Common Stock - Domestic - 95.9%

Number of Stocks: 91
Top 10 Equities: 19.3%

56  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                            JANUARY 31, 2004       JULY 31, 2003

Optical Communication
  Products, Inc.                                        2.5%                1.1%
Simmons First National Corp.
  - Class A                                             2.2%                2.1%
Barnes & Noble, Inc.                                    2.2%                1.6%
Conseco, Inc.                                           1.9%                 --
Nara Bancorp, Inc.                                      1.8%                1.8%
First of Long Island Corp.                              1.8%                1.7%
Applied Industrial Technologies, Inc.                   1.8%                1.8%
Zale Corp.                                              1.7%                1.7%
Cabot Corp.                                             1.7%                1.5%
RC2 Corp.                                               1.7%                1.2%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                 Janus Adviser
                                 Small Company         Russell 2000
                                   Value Fund          Value Index

Commercial Banks                     21.3%               10.0%
Savings/Loans/Thrifts                 4.2%                4.9%
Real Estate Investment Trusts
  (REIT) - Office Property            3.1%                2.2%
Food - Retail                         2.7%                0.3%
Machinery - General Industrial        2.5%                0.8%
Telecommunication Equipment -
  Fiber Optics                        2.5%                0.5%
Commercial Services                   2.2%                0.7%
Retail - Bookstore                    2.2%                 --
Life and Health Insurance             1.9%                1.2%
Retail - Jewelry                      1.7%                0.4%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and capital gains. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

  *  The Fund's inception date - March 28, 2002.
 ** Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge. Class C Shares commenced operations on April 22, 2003.
*** Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C Shares redeemed within 12 months of purchase. Class C Shares commenced operations on April 22, 2003.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There is no assurance the investment process will consistently lead to successful investing.

Effective November 28, 2003, Janus Adviser Small Cap Value Fund changed its name to Janus Adviser Small Company Value Fund.

Returns shown for Janus Adviser Small Company Value Fund - I Shares and - C Shares for periods prior to 4/17/03 and 4/22/03, respectively, are derived from the historical performance of Berger Small Cap Value Fund II.

Funds that emphasize investments in smaller companies may experience greater price volatility. This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Bay Isle Financial LLC is a subsidiary of Janus Capital Group Inc.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, total returns would have been lower.

                                      Janus Adviser Series  January 31, 2004  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER SMALL COMPANY VALUE FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.3%
Agricultural Operations - 1.2%
       7,081    Delta and Pine Land Co. .....................    $      183,894

Building and Construction - Miscellaneous - 1.7%
       9,832    Dycom Industries, Inc.* .....................           254,354

Building Products - Lighting Fixtures - 1.3%
       3,654    Genlyte Group, Inc.* ........................           200,970

Capacitators - 0.8%
       7,341    KEMET Corp.* ................................           111,583

Cellular Telecommunications - 0.8%
      41,800    Ubiquitel, Inc.* ............................           125,400

Chemicals - Specialty - 1.7%
       8,183    Cabot Corp. .................................           257,601

Collectibles - 1.7%
      10,390    RC2 Corp.* ..................................           255,075

Commercial Banks - 21.3%
       5,489    1st Source Corp. ............................           115,269
       3,396    BancFirst Corp. .............................           189,904
       3,344    BancorpSouth, Inc. ..........................            74,939
       7,175    Bank of Granite Corp. .......................           156,623
       5,598    Camden National Corp. .......................           176,617
       4,279    Community Bank System, Inc. .................           203,894
       1,468    First Citizens BancShares, Inc. - Class A ...           173,253
      10,655    First Commonwealth Financial Corp. ..........           153,219
       5,884    First Financial Corp. .......................           173,284
       5,460    First of Long Island Corp. ..................           271,635
       9,431    Nara Bancorp, Inc. ..........................           277,460
       4,300    Omega Financial Corp. .......................           155,613
       6,226    Peoples Bancorp, Inc. .......................           180,616
      11,986    Simmons First National Corp. - Class A ......           325,420
       6,367    TriCo Bancshares ............................           215,841
       3,083    UMB Financial Corp. .........................           151,221
       6,981    Washington Trust Bancorp, Inc. ..............           182,902

                                                                      3,177,710

Commercial Services - 2.2%
       5,513    Plexus Corp.* ...............................           120,900
      12,037    Steiner Leisure, Ltd.* ......................           204,749

                                                                        325,649

Consulting Services - 1.0%
       9,805    FTI Consulting, Inc.* .......................           147,075

Data Processing and Management - 0.3%
       3,104    American Management Systems, Inc.* ..........            51,433

Distribution/Wholesale - 1.4%
       5,300    United Stationers, Inc.* ....................           210,304

Electric - Integrated - 1.2%
       3,175    Central Vermont Public Service Corp. ........            75,406
       3,970    Otter Tail Corp. ............................           105,404

                                                                        180,810

Electronic Components - Semiconductors - 1.0%
       7,707    Zoran Corp.* ................................           147,820

Enterprise Software/Services - 1.5%
      10,637    Sybase, Inc.* ...............................           229,972

Entertainment Software - 0.9%
       4,715    Take-Two Interactive Software, Inc.* ........           136,735

Environmental Consulting and Engineering - 0.8%
       6,280    TRC Companies, Inc.* ........................           126,542

Finance - Investment Fund - 0.3%
         225    iShares Russell 2000 Value Index Fund .......    $       37,359

Food - Diversified - 1.1%
       3,805    J & J Snack Foods Corp.* ....................           160,837

Food - Retail - 2.7%
      12,326    Ruddick Corp. ...............................           232,960
       4,729    Weis Markets, Inc. ..........................           163,387

                                                                        396,347

Footwear and Related Apparel - 0.7%
       5,215    Steven Madden, Ltd.* ........................            96,947

Gas - Distribution - 1.0%
       2,887    Atmos Energy Corp. ..........................            73,907
       1,899    Piedmont Natural Gas Company, Inc. ..........            79,397

                                                                        153,304

Human Resources - 1.3%
      19,978    Spherion Corp.* .............................           193,986

Leisure and Recreation Products - 1.6%
       5,610    Multimedia Games, Inc.* .....................           239,659

Life and Health Insurance - 1.9%
      12,435    Conseco, Inc.* ..............................           282,275

Machinery - General Industrial - 2.5%
      10,816    Applied Industrial Technologies, Inc. .......           267,046
       7,791    Stewart & Stevenson Services, Inc. ..........           106,347

                                                                        373,393

Machinery - Pumps - 1.2%
       3,870    Tecumseh Products Co. - Class A .............           172,486

Medical - HMO - 1.2%
       4,271    Amerigroup Corp.* ...........................           174,257

Medical Instruments - 1.0%
       4,230    Datascope Corp. .............................           147,416

Medical Labs and Testing Services - 0.9%
       4,725    Covance, Inc.* ..............................           135,277

Medical Products - 1.6%
       5,046    Cooper Companies, Inc. ......................           244,226

Metal Processors and Fabricators - 1.0%
       6,559    CIRCOR International, Inc. ..................           155,776

Multi-Line Insurance - 0.9%
       4,835    American Financial Group, Inc. ..............           138,378

Non-Ferrous Metals - 1.6%
      16,452    RTI International Metals, Inc.* .............           244,970

Office Furnishings - Original - 1.3%
       4,681    Hon Industries, Inc. ........................           195,993

Oil - Field Services - 1.2%
       7,237    Tetra Technologies, Inc.* ...................           173,833

Oil and Gas Drilling - 0.7%
       3,073    Atwood Oceanics, Inc.* ......................           101,686

Oil Field Machinery and Equipment - 0.5%
       3,994    Maverick Tube Corp.* ........................            72,531

Printing - Commercial - 1.5%
      14,991    Bowne & Company, Inc. .......................           227,563

Real Estate Investment Trusts (REIT) - Apartments - 0.4%
       1,396    Home Properties, Inc. .......................            55,910

Real Estate Investment Trusts (REIT) - Health Care - 0.6%
       3,377    National Health Investors, Inc. .............            87,633

See Notes to Schedules of Investments and Financial Statements

58  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Real Estate Investment Trusts (REIT) - Office Property - 2.2%
       2,898    Alexandria Real Estate Equities, Inc. .......    $      179,241
       4,674    Cousins Properties, Inc. ....................           143,492

                                                                        322,733

Real Estate Investment Trusts (REIT) - Outlet Centers - 0.3%
         848    Chelsea Property Group, Inc. ................            47,081

Real Estate Investment Trusts (REIT) - Shopping Centers - 1.6%
       5,720    Regency Centers Corp. .......................           238,524

Real Estate Investment Trusts (REIT) - Storage - 0.3%
       1,234    Shurgard Storage Centers, Inc. ..............            46,904

Real Estate Investment Trusts (REIT) -
  Warehouse and Industrial - 0.7%
       3,108    AMB Property Corp. ..........................           108,625

Research and Development - 0.9%
       4,315    Pharmaceutical Product Development, Inc.* ...           127,293

Retail - Automobile - 1.2%
       4,654    Group 1 Automotive, Inc.* ...................           171,081

Retail - Bookstore - 2.2%
       9,515    Barnes & Noble, Inc.* .......................           322,083

Retail - Jewelry - 1.7%
       4,820    Zale Corp.* .................................           260,521

Retail - Leisure Products - 0.5%
       5,970    Party City Corp.* ...........................            72,536

Retail - Mail Order - 1.6%
      10,240    Brookstone, Inc.* ...........................           243,712

Retail - Video Rental - 1.2%
       8,985    Movie Gallery, Inc. .........................           180,239

Savings/Loan/Thrifts - 4.2%
       4,500    First Defiance Financial Corp. ..............           123,120
       5,060    FirstFed Financial Corp. ....................           216,365
       5,358    Parkvale Financial Corp. ....................           155,007
       3,997    Provident Financial Holdings, Inc. ..........           138,096

                                                                        632,588

Security Services - 0.6%
       3,165    Kroll, Inc.* ................................            85,139

Software Tools - 0.6%
       8,850    Borland Sofware Corp.* ......................            90,536

Telecommunication Equipment - Fiber Optics - 2.5%
      81,231    Optical Communication Products, Inc.* .......           365,540

Telecommunication Services - 0.9%
      17,760    Lightbridge, Inc.* ..........................           139,416

Telephone - Integrated - 0.9%
       4,285    Golden Telecom, Inc.* .......................           127,093

Tobacco - 1.1%
       3,319    Universal Corp. .............................           162,200

Toys - 1.2%
      12,525    Jakks Pacific, Inc.* ........................           176,603

Water - 1.4%
       8,225    American States Water Co. ...................           209,738
--------------------------------------------------------------------------------
Total Common Stock (cost $11,398,248) .......................        14,515,154
--------------------------------------------------------------------------------
Preferred Stock - 1.9%
Real Estate Investment Trusts (REIT) - Diversified - 0.5%
       2,515    Entertainment Properties Trust
                  - Series A, 9.50% .........................    $       69,414

Real Estate Investment Trusts (REIT) - Office Property - 0.9%
       2,615    Corporate Office Properties Trust
                  - Series G, 8.00% .........................            67,990
       2,690    Reckson Associates Realty Corp.
                  - Series A, 7.625% ........................            68,999

                                                                        136,989

Real Estate Investment Trusts (REIT) - Regional Malls - 0.5%
       2,665    Taubman Centers, Inc. - Series A, 8.30% .....            67,504
--------------------------------------------------------------------------------
Total Preferred Stock (cost $270,682) .......................           273,907
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 1.3%
                Federal Home Loan Bank System
$    200,000      0.95%, 2/2/04 (amortized cost $199,995) ...           199,995
--------------------------------------------------------------------------------
Total Investments (total cost $11,868,925) - 100.5% .........        14,989,056
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5)%         (72,990)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   14,916,066
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2004

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bahamas                                            1.4%          $       204,749
United States++                                   98.6%          $    14,784,307
--------------------------------------------------------------------------------
Total                                            100.0%          $    14,989,056

++Includes Short-Term Securities (97.3% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED GROWTH FUND                      Subadvised by INTECH
(unaudited)

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the six months ending January 31, 2004, Janus Adviser Risk-Managed Growth Fund gained 14.98% for its I Shares and 14.66% for its C Shares, while its benchmark, the Russell 1000 Growth Index, gained 14.23%.(1)

FUND OVERVIEW

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to actively participate in the market's upside while limiting downside risk along the way. The specific goal of this Fund is to generate annual returns approximately 3 to 4% higher than the benchmark with risk equal to or below the benchmark index. During the period, the investment process produced strong absolute positive returns that outperformed its benchmark, the Russell 1000 Growth Index.

The Fund's mathematical investing process, in essence, seeks to build a more efficient portfolio than its benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the portfolio. Instead, the process uses the natural volatility of the market, analyzing the relative volatility of the individual stocks as well as their correlation (or relationship to one another) to build a portfolio that attempts to outperform the index while minimizing risk.

MANAGER'S OVERVIEW

Q. WHAT POSITIVELY IMPACTED PERFORMANCE?
The Fund gained ground during the period on the tails of a pronounced market upswing that started in the second quarter and continued throughout the year. As stock prices naturally moved, we adjusted each comparable stock's weighting to keep the Fund potentially more efficient than the index, without increasing risk. While individual stock volatility was lower than it has historically been over the past several years, we believe there was indeed adequate fluctuation overall to allow our process to work well.

In addition, market diversity (or the size effect) was a positive contributor to performance as the market broadened out and capital flowed to all areas of the stock market. Given that our process searches for stocks that are volatile relative to the index, that potentially results in a portfolio whose weighted average market cap is typically lower than the weighted average market cap of the index, as the more volatile stocks as a group generally tend to be the smaller names within the large cap index (ie. Microsoft may be volatile, but as one of the bigger names in the index, it typically "is" the index). Our process will tend to underweight the biggest names in the index and overweight the smaller names in the index. Normally, periods of time like the year 2003 where the market is broadening out and smaller cap stocks are driving returns has historically been a positive for the strategy. In addition to positive absolute returns for the period, the mathematical process was implemented in a disciplined manner and we believe will continue to produce strong relative returns for investors over the long term.

Q. WHAT NEGATIVELY IMPACTED THE FUND'S RECENT PERFORMANCE?
Our portfolio performance can primarily be attributed to two factors: stocks' relative volatility and their correlation to one another. Our process seeks stocks that are volatile relative to the index (stocks with the potential ability to generate returns in excess of the index) while considering stocks' relationship to one another (stocks whose volatilities tend to "offset" one another). The investment process uses historical information in an attempt to determine the ideal weighting of stocks in the portfolio. In addition market diversity, (the distribution of capital among large and small stocks in a market or index) is a component that can have an influence on performance over the short term. This size influence is potentially neutral over the long term.

The performance of the Risk-Managed Growth Fund for the period can primarily be attributed to the positive effect of market diversity. Market diversity was a bigger contributor than the investment process in this period of time.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Our mathematically-based, risk-managed investment process seeks to outperform the Russell 1000 Growth Index over the long term while controlling downside risk and we will continue to implement the process in a disciplined and deliberate manner. As a result, the process may experience relative underperformance during shorter time periods, but has a goal of relative outperformance over a 3- to 5-year time period. In addition, managing risk will continue to be the hallmark of the Fund's investment process. At the same time, we continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

60  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

--------------------------------------------------------------------------------
Janus Adviser Risk-Managed Growth Fund - I Shares $12,767
Russell 1000 Growth Index $12,801

INITIAL INVESTMENT OF $10,000

[LINE GRAPH]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Risk-Managed Growth Fund - I Shares and the Russell 1000 Growth Index. Janus Adviser Risk-Managed Growth Fund - I Shares is represented by a shaded area of blue. The Russell 1000 Growth Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, January 2, 2003, through January 31, 2004. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Risk-Managed Growth Fund - I Shares ($12,767) as compared to the Russell 1000 Growth Index ($12,801).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JANUARY 31, 2004
--------------------------------------------------------------------------------
                                                 FISCAL       ONE     SINCE
                                              YEAR-TO-DATE   YEAR   INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Risk-Managed
Growth Fund - I Shares                           14.98%     33.54%    25.39%
--------------------------------------------------------------------------------
Janus Adviser Risk-Managed
Growth Fund - C Shares at NAV**                  14.66%     33.05%    24.84%
--------------------------------------------------------------------------------
Janus Adviser Risk-Managed
Growth Fund - C Shares at MOP***                 12.24%     30.39%    23.70%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                        14.23%     35.69%    25.69%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by applying a mathematical management process and selecting stocks only from a predefined universe of common stocks within the Fund's benchmark. The primary aim of the strategy is to out perform the benchmark index. The Fund normally invests its assets in commons stocks of large-sized companies.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Common Stock - Foreign - 0.8%

Cash and Cash Equivalents - 5.1%

Common Stock - Domestic - 94.1%

Number of Stocks: 384
Top 10 Equities: 17.7%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                            JANUARY 31, 2004       JULY 31, 2003

General Electric Co.                                    3.5%                3.8%
Pfizer, Inc.                                            2.9%                3.2%
Microsoft Corp.                                         2.4%                2.8%
Intel Corp.                                             1.5%                0.7%
Boston Scientific Corp.                                 1.4%                1.4%
eBay, Inc.                                              1.4%                1.3%
Johnson & Johnson                                       1.2%                1.5%
IBM Corp.                                               1.2%                1.4%
International Game Technology                           1.1%                0.9%
Dell, Inc.                                              1.1%                1.2%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                 Janus Adviser
                                  Risk-Managed       Russell 1000
                                  Growth Fund        Growth Index

Medical - Drugs                       6.0%              10.8%
Diversified Operations                5.0%               7.7%
Medical Products                      3.9%               4.2%
Medical Instruments                   3.8%               2.3%
Electronic Components -
  Semiconductors                      3.4%               6.1%
Applications Software                 3.2%               4.9%
Medical -
  Biomedical and Genetic              2.9%               2.8%
Computers                             2.3%               2.8%
Schools                               2.1%               0.4%
Medical - Generic Drugs               2.0%               0.2%

                                      Janus Adviser Series  January 31, 2004  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

  *  The Fund's inception date - January 2, 2003.
 ** Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.
*** Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C Shares redeemed within 12 months of purchase. Effective November 28, 2003, the 1.00% contingent deferred sales charge on Class C Shares redeemed within 18 months of purchase changed to apply only to shares redeemed within 12 months of purchase.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For Class I Shares a 1% redemption fee may be imposed on shares held for 3 months or less. Effective March 1, 2004, the redemption fee will increase to 2.00% on shares purchased on or after that date.

Effective November 28, 2003, Janus Adviser Risk-Managed Large Cap Growth Fund changed its name to Janus Adviser Risk-Managed Growth Fund and eliminated its policy to invest at least 80% of its net assets in large capitalization securities.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

INTECH is a subsidiary of Janus Capital Group Inc.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, total returns would have been lower.

62  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED GROWTH FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 94.9%
Advertising Agencies - 0.1%
         400    Omnicom Group, Inc. .........................    $       32,960

Advertising Services - 0.2%
       1,700    Getty Images, Inc. ..........................            83,895

Aerospace and Defense - 0%
         300    Rockwell Collins, Inc. ......................             9,807

Aerospace and Defense - Equipment - 0.1%
         700    United Technologies Corp. ...................            66,878

Airlines - 0.3%
       5,200    JetBlue Airways Corp.* ......................           118,196
       1,000    Southwest Airlines Co. ......................            14,950

                                                                        133,146

Apparel Manufacturers - 1.1%
      14,200    Coach, Inc. .................................           503,106

Appliances - 0.1%
         400    Whirlpool Corp. .............................            30,380

Applications Software - 3.2%
       7,000    Citrix Systems, Inc.* .......................           140,770
         100    Intuit, Inc.* ...............................             5,042
       2,500    Mercury Interactive Corp.* ..................           117,350
      40,300    Microsoft Corp. .............................         1,114,295
       4,800    Red Hat, Inc. ...............................            91,344

                                                                      1,468,801

Athletic Footwear - 0.3%
       1,500    NIKE, Inc. - Class B ........................           104,490
         300    Reebok International, Ltd. ..................            11,634

                                                                        116,124

Audio and Video Products - 0.6%
       3,600    Harman International Industries, Inc. .......           267,228

Automotive - Medium and Heavy Duty Trucks - 0%
         400    Navistar International Corp.* ...............            19,020

Automotive - Truck Parts and Equipment - Original - 0.2%
       2,400    Autoliv, Inc. ...............................            99,240

Batteries and Battery Systems - 0.1%
       1,000    Energizer Holdings, Inc.* ...................            41,490

Beverages - Non-Alcoholic - 1.3%
       5,500    Coca-Cola Co. ...............................           270,820
         400    Coca-Cola Enterprises, Inc. .................             9,160
       6,400    PepsiCo, Inc. ...............................           302,464

                                                                        582,444

Beverages - Wine and Spirits - 0.2%
         800    Brown-Forman Corp. - Class B ................            37,368
       1,100    Constellation Brands, Inc. - Class A* .......            36,894

                                                                         74,262

Brewery - 0.5%
       4,800    Anheuser-Busch Companies, Inc. ..............           243,456

Broadcast Services and Programming - 0%
         300    Fox Entertainment Group, Inc. - Class A* ....             8,982

Building - Residential and Commercial - 0.9%
       1,200    Centex Corp.* ...............................           127,080
       1,200    D.R. Horton, Inc. ...........................            33,720
         500    Hovnanian Enterprises, Inc.* ................            36,890
       1,000    Lennar Corp. ................................            44,100
         400    NVR, Inc.* ..................................           173,800

                                                                        415,590

Building and Construction Products - Miscellaneous - 0.1%
       1,200    Masco Corp. .................................    $       31,992
         200    Vulcan Materials Co. ........................             9,540

                                                                         41,532

Building Products - Air and Heating - 0.2%
         800    American Standard Companies, Inc.* ..........            84,960

Building Products - Cement and Aggregate - 0%
         150    Florida Rock Industries, Inc. ...............             6,203

Cable Television - 0.8%
       1,200    Comcast Corp. - Class A* ....................            40,944
       8,300    EchoStar Communications Corp. - Class A* ....           302,950
       1,975    Hughes Electronics Corp.* ...................            33,062

                                                                        376,956

Casino Hotels - 0.3%
         100    Harrah's Entertainment, Inc. ................             5,300
       1,400    Mandalay Resort Group .......................            65,618
       2,100    Station Casinos, Inc. .......................            73,521

                                                                        144,439

Casino Services - 1.1%
      13,900    International Game Technology ...............           520,694

Cellular Telecommunications - 0.5%
       9,000    Nextel Communications, Inc. - Class A* ......           237,510

Chemicals - Diversified - 0.1%
       1,400    Dow Chemical Co. ............................            58,730
         100    E.I. du Pont de Nemours and Co. .............             4,390

                                                                         63,120

Chemicals - Specialty - 0.6%
         100    Cabot Corp. .................................             3,148
       9,400    Ecolab, Inc. ................................           255,398

                                                                        258,546

Coatings and Paint Products - 0%
         200    Valspar Corp. ...............................             9,900

Commercial Banks - 0.4%
       1,400    First BanCorp ...............................            56,644
         200    Hudson United Bancorp .......................             7,588
         200    Mercantile Bankshares Corp. .................             8,738
       1,200    Popular, Inc. ...............................            53,112
         200    SouthTrust Corp. ............................             6,798
         900    Synovus Financial Corp. .....................            22,590
         300    Westamerica Bancorporation ..................            14,802

                                                                        170,272

Commercial Services - 0.3%
       3,000    Iron Mountain, Inc.* ........................           124,890

Commercial Services - Finance - 0.6%
       3,600    Moody's Corp. ...............................           230,004
       1,000    Paychex, Inc. ...............................            37,480

                                                                        267,484

Computer Aided Design - 0%
         600    Autodesk, Inc. ..............................            15,330

Computer Data Security - 0.1%
       1,400    NetScreen Technologies, Inc.* ...............            36,568

Computer Graphics - 0.1%
         600    Pixar, Inc.* ................................            39,900

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  63

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED GROWTH FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Computer Services - 0.4%
       2,400    Ceridian Corp.* .............................    $       49,344
       1,800    Cognizant Technology Solutions Corp. ........            97,254
         300    Reynolds and Reynolds Co. ...................             7,983
       2,400    Unisys Corp.* ...............................            33,216

                                                                        187,797

Computers - 2.3%
      15,100    Dell, Inc.* .................................           505,397
       5,400    IBM Corp. ...................................           535,842

                                                                      1,041,239

Computers - Integrated Systems - 0.1%
       1,500    Jack Henry & Associates, Inc. ...............            27,390

Computers - Memory Devices - 1.0%
       7,200    EMC Corp.* ..................................           101,088
       2,300    Maxtor Corp.* ...............................            21,275
       2,000    Network Appliance, Inc.* ....................            44,720
       4,700    SanDisk Corp.* ..............................           255,868
         400    Storage Technology Corp.* ...................            11,600
         900    Western Digital Corp.* ......................             9,207

                                                                        443,758

Computers - Peripheral Equipment - 0.3%
       1,800    Lexmark International Group, Inc. - Class A*            149,202

Consulting Services - 0.1%
         500    Corporate Executive Board Co.* ..............            23,875

Consumer Products - Miscellaneous - 0.4%
       2,300    Clorox Co. ..................................           112,424
       2,700    Dial Corp. ..................................            77,220
         100    Scotts Co. - Class A* .......................             6,311

                                                                        195,955

Containers - Metal and Glass - 0%
         100    Ball Corp. ..................................             6,257

Containers - Paper and Plastic - 0.4%
       3,400    Sealed Air Corp.* ...........................           169,286

Cosmetics and Toiletries - 1.5%
         200    Alberto-Culver Co. - Class B ................            12,536
       1,800    Avon Products, Inc. .........................           113,976
       3,000    Colgate-Palmolive Co. .......................           153,810
       1,400    Estee Lauder Companies, Inc. - Class A ......            57,358
       1,500    Gillette Co. ................................            54,375
         900    International Flavors & Fragrances, Inc. ....            32,994
         200    Kimberly-Clark Corp. ........................            11,812
       2,700    Procter & Gamble Co. ........................           272,916

                                                                        709,777

Data Processing and Management - 1.1%
         200    Certegy, Inc. ...............................             6,414
       1,600    Dun & Bradstreet Corp.* .....................            79,856
       1,900    Fair Issac Corp. ............................           112,803
       5,400    First Data Corp. ............................           211,464
       1,000    Global Payments, Inc. .......................            46,500
       1,800    VERITAS Software Corp.* .....................            59,148

                                                                        516,185

Dental Supplies and Equipment - 0.2%
       1,700    Dentsply International, Inc. ................            71,400
         600    Patterson Dental Co.* .......................            39,570

                                                                        110,970

Diagnostic Kits - 0.1%
         800    IDEXX Laboratories, Inc.* ...................            39,224

Dialysis Centers - 0.3%
       2,700    Davita, Inc. ................................    $      108,324
         700    Renal Care Group, Inc.* .....................            30,387

                                                                        138,711

Direct Marketing - 0%
         300    Harte-Hanks, Inc. ...........................             6,510

Disposable Medical Products - 0.2%
       1,000    C.R. Bard, Inc. .............................            94,200

Distribution/Wholesale - 0.2%
       1,000    CDW Corp. ...................................            67,940
         100    Fastenal Co. ................................             4,808

                                                                         72,748

Diversified Operations - 5.0%
       4,700    3M Co. ......................................           371,723
       2,100    Danaher Corp. ...............................           192,255
         900    Dover Corp. .................................            37,188
      48,200    General Electric Co. ........................         1,620,965
       1,000    Illinois Tool Works, Inc. ...................            78,100
         100    ITT Industries, Inc. ........................             7,454
         200    SPX Corp.* ..................................            11,348

                                                                      2,319,033

Diversified Operations - Commercial Services - 0.3%
       5,600    Cendant Corp.* ..............................           126,840

Drug Delivery Systems - 0%
         400    Andrx Corp.* ................................            10,012

E-Commerce/Products - 0.9%
       7,900    Amazon.com, Inc.* ...........................           398,792

E-Commerce/Services - 1.7%
       9,500    eBay, Inc.* .................................           636,785
       3,783    InterActiveCorp* ............................           122,569
         300    Monster Worldwide, Inc.* ....................             7,344

                                                                        766,698

Electric Products - Miscellaneous - 0%
         300    Emerson Electric Co. ........................            19,170

Electronic Components - Miscellaneous - 0.3%
       1,400    Gentex Corp. ................................            61,222
         300    Jabil Circuit, Inc.* ........................             8,880
       4,100    Sanmina Corp.* ..............................            53,751

                                                                        123,853

Electronic Components - Semiconductors - 3.4%
       7,900    Advanced Micro Devices, Inc.* ...............           117,394
       3,100    Altera Corp. ................................            69,409
       6,100    Amkor Technology, Inc.* .....................           106,201
       1,100    Broadcom Corp. - Class A* ...................            44,649
         400    Fairchild Semiconductor International, Inc. .
                  - Class A .................................             9,800
      21,600    Intel Corp. .................................           660,960
       1,800    International Rectifier Corp.* ..............            91,080
         200    Intersil Corp. - Class A ....................             5,248
       4,000    National Semiconductor Corp.* ...............           153,800
         300    NVIDIA Corp.* ...............................             6,675
       1,900    PMC-Sierra, Inc.* ...........................            41,629
         400    QLogic Corp.* ...............................            17,984
       2,900    Rambus, Inc.* ...............................            90,567
       1,600    Silicon Laboratories, Inc.* .................            82,032
       1,700    Texas Instruments, Inc. .....................            53,295
         200    Xilinx, Inc.* ...............................             8,382

                                                                      1,559,105

See Notes to Schedules of Investments and Financial Statements

64  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Connectors - 0%
         200    Amphenol Corp. - Class A* ...................    $       13,214

Electronic Design Automation - 0.4%
       2,100    Cadence Design Systems, Inc.* ...............            34,797
       4,400    Synopsys, Inc.* .............................           155,276

                                                                        190,073

Electronic Forms - 0.2%
       2,100    Adobe Systems, Inc. .........................            80,766

Electronic Measuring Instruments - 0%
         300    Tektronix, Inc. .............................             9,321

Electronic Parts Distributors - 0%
         800    Arrow Electronics, Inc. .....................            21,408

Engineering - Research and Development Services - 0.2%
         200    Fluor Corp. .................................             7,412
       1,800    Jacobs Engineering Group, Inc. ..............            80,784

                                                                         88,196

Enterprise Software/Services - 0.7%
         600    BEA Systems, Inc.* ..........................             7,578
       6,100    Computer Associates International, Inc. .....           159,454
       2,000    Novell, Inc.* ...............................            25,400
      10,300    Oracle Corp.* ...............................           142,243
         487    PeopleSoft, Inc.* ...........................            10,495

                                                                        345,170

Entertainment Software - 0.5%
       4,600    Electronic Arts, Inc.* ......................           215,556

Fiduciary Banks - 0%
         100    State Street Corp. ..........................             5,385

Filtration And Separations Products - 0.6%
       2,700    Donaldson Company, Inc. .....................           145,854
       5,100    Pall Corp. ..................................           132,600

                                                                        278,454

Finance - Auto Loans - 0%
       1,300    AmeriCredit Corp.* ..........................            22,360

Finance - Consumer Loans - 0.7%
       8,400    SLM Corp. ...................................           322,560

Finance - Credit Card - 0.6%
       3,100    American Express Co. ........................           160,704
         900    Capital One Financial Corp. .................            63,972
         800    MBNA Corp. ..................................            21,568
       3,500    Providian Financial Corp.* ..................            47,915

                                                                        294,159

Finance - Investment Bankers/Brokers - 1.1%
       6,700    Ameritrade Holding Corp.* ...................           106,195
       2,200    E*TRADE Financial Corp. .....................            30,778
       4,300    Friedman, Billings, Ramsey Group, Inc. ......
                  - A shares ................................           102,340
       2,900    Legg Mason, Inc. ............................           256,795

                                                                        496,108

Finance - Mortgage Loan Banker - 0.7%
       7,150    Doral Financial Corp. .......................           232,161
         600    Fannie Mae ..................................            46,260
         500    Freddie Mac .................................            31,210

                                                                        309,631

Financial Guarantee Insurance - 0%
         100    Radian Group, Inc. ..........................             4,656

Food - Canned - 0%
         900    Del Monte Foods Co.* ........................    $        9,684

Food - Confectionary - 0.7%
       2,000    Hershey Foods Corp. .........................           151,020
       2,800    Wm. Wrigley Jr. Company .....................           157,556

                                                                        308,576

Food - Diversified - 1.0%
         200    Campbell Soup Co. ...........................             5,266
       2,000    General Mills, Inc. .........................            90,860
       2,000    Kellogg Co. .................................            75,620
       5,700    McCormick & Company, Inc. ...................           169,176
       5,000    Sara Lee Corp. ..............................           106,600

                                                                        447,522

Food - Retail - 0.4%
       2,900    Whole Foods Market, Inc. ....................           195,663

Food - Wholesale/Distribution - 0.4%
       4,300    Sysco Corp. .................................           163,099

Gold Mining - 0.5%
       5,200    Newmont Mining Corp. ........................           216,632

Hazardous Waste Disposal - 0.2%
       1,700    Stericycle, Inc.* ...........................            75,140

Hospital Beds and Equipment - 0.1%
         400    Hillenbrand Industries, Inc. ................            25,000

Hotels and Motels - 0.2%
         600    Hilton Hotels Corp. .........................             9,600
       1,000    Marriott International, Inc. - Class A ......            44,390
       1,200    Starwood Hotels & Resorts Worldwide, Inc. ...            42,408

                                                                         96,398

Identification Systems and Devices - 0.3%
       6,800    Symbol Technologies, Inc. ...................           117,640

Industrial Gases - 0%
         400    Praxair, Inc. ...............................            14,164

Instruments - Controls - 0.2%
       1,100    Mettler-Toledo International, Inc.* .........            50,380
       1,100    Thermo Electron Corp.* ......................            30,657

                                                                         81,037

Instruments - Scientific - 0.3%
       1,000    Fisher Scientific International, Inc. .......            44,650
       3,700    PerkinElmer, Inc. ...........................            76,405
         800    Waters Corp.* ...............................            30,328

                                                                        151,383

Insurance Brokers - 0.6%
       5,600    Marsh & McLennan Companies, Inc. ............           262,808

Internet Infrastructure Equipment - 0.1%
       1,200    Avocent Corp.* ..............................            43,872

Internet Security - 0.7%
         100    CheckFree Corp.* ............................             3,139
       8,300    Symantec Corp.* .............................           322,040
         900    VeriSign, Inc.* .............................            15,732

                                                                        340,911

Investment Management and Advisory Services - 0.2%
         500    Eaton Vance Corp. ...........................            18,875
         200    Federated Investors, Inc. - Class B .........             6,178
       1,000    T. Rowe Price Group, Inc. ...................            52,130

                                                                         77,183

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  65

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED GROWTH FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Life and Health Insurance - 0.5%
       6,100    AFLAC, Inc. .................................    $      224,968

Lottery Services - 0.4%
       3,500    GTECH Holdings Corp. ........................           194,635

Machinery - Print Trade - 0.2%
       1,550    Zebra Technologies Corp. - Class A** ........           100,130

Machinery - Pumps - 0.3%
       3,600    Graco, Inc.* ................................           148,428

Medical - Biomedical and Genetic - 2.9%
       5,500    Amgen, Inc.* ................................           354,695
       5,100    Celgene Corp.* ..............................           206,091
       3,000    Chiron Corp.* ...............................           155,100
       3,400    Genentech, Inc.* ............................           324,700
       2,900    Genzyme Corp.* ..............................           159,065
         900    Invitrogen Corp.* ...........................            69,300
       2,800    Millennium Pharmaceuticals, Inc.* ...........            49,392
         200    Millipore Corp.* ............................            10,390
         500    Protein Design Labs, Inc.* ..................            10,100

                                                                      1,338,833

Medical - Drugs - 6.0%
       3,100    Abbott Laboratories .........................           133,548
         200    Bristol-Myers Squibb Co. ....................             5,610
       3,800    Eli Lilly and Co. ...........................           258,552
       3,300    Forest Laboratories, Inc.* ..................           245,817
       6,400    Ivax Corp.* .................................           160,000
       2,300    Medicis Pharmaceutical Corp. - Class A ......            83,628
       7,400    Merck & Company, Inc. .......................           352,240
      35,960    Pfizer, Inc. ................................         1,317,214
       3,000    Sepracor, Inc.* .............................            81,150
       1,900    Valeant Pharmaceuticals International .......            44,612
       2,300    Wyeth .......................................            94,185

                                                                      2,776,556

Medical - Generic Drugs - 2.0%
       3,600    Barr Pharmaceuticals, Inc.* .................           271,044
      14,900    Mylan Laboratories, Inc. ....................           363,411
       3,200    Pharmaceutical Resources, Inc.* .............           198,432
         628    Teva Pharmaceutical Industries, Ltd. (ADR) ..            39,307
       1,100    Watson Pharmaceuticals, Inc.* ...............            51,161

                                                                        923,355

Medical - HMO - 1.6%
         800    Aetna, Inc. .................................            56,000
         200    Anthem, Inc.* ...............................            16,356
       3,200    Conventry Health Care, Inc.* ................           212,160
         300    Health Net, Inc.* ...........................             9,990
       2,900    Mid Atlantic Medical Services, Inc.* ........           196,475
       3,300    UnitedHealth Group, Inc. ....................           200,904
         400    WellPoint Health Networks, Inc.* ............            42,000

                                                                        733,885

Medical - Hospitals - 0.1%
       1,100    Community Health Care Corp.* ................            31,086
       1,300    Health Management Associates, Inc. ..........
                  - Class A .................................            31,863
                                                                         62,949
Medical - Nursing Homes - 0.1%
       1,100    Manor Care, Inc. ............................            39,270

Medical - Outpatient and Home Medical Care - 0.1%
       1,300    Lincare Holdings, Inc.* .....................            41,834

Medical Information Systems - 0.1%
       1,500    IMS Health, Inc. ............................    $       38,595

Medical Instruments - 3.8%
       3,100    Beckman Coulter, Inc. .......................           168,981
      16,200    Boston Scientific Corp.* ....................           660,798
       1,900    Edwards Lifesciences Corp.* .................            66,177
       4,800    Guidant Corp. ...............................           306,624
       3,800    Medtronic, Inc. .............................           187,036
       4,900    St. Jude Medical, Inc.* .....................           352,065

                                                                      1,741,681

Medical Labs and Testing Services - 0%
         200    Laboratory Corporation of
                  America Holdings* .........................             8,540

Medical Products - 3.9%
         300    Baxter International, Inc. ..................             8,745
         900    Becton, Dickinson and Co. ...................            40,554
       1,100    Biomet, Inc. ................................            42,526
       1,300    Henry Schein, Inc.* .........................            91,182
      10,400    Johnson & Johnson ...........................           555,568
       3,600    Stryker Corp. ...............................           319,464
       3,900    Varian Medical Systems, Inc. ................           323,466
       5,200    Zimmer Holdings, Inc.* ......................           397,800

                                                                      1,779,305

Metal - Copper - 0.3%
       1,700    Phelps Dodge Corp.* .........................           128,639

Metal - Diversified - 0.8%
       9,400    Freeport-McMoRan Copper & Gold, Inc.
                  - Class B .................................           346,484

Motorcycle and Motor Scooter Manufacturing - 0.3%
       2,300    Harley-Davidson, Inc. .......................           117,392

Multi-Line Insurance - 0.9%
       5,100    American International Group, Inc. ..........           354,195
       1,700    HCC Insurance Holdings, Inc. ................            52,360

                                                                        406,555

Multimedia - 0.6%
         200    Belo Corp. - Class A ........................             5,510
       1,600    E.W. Scripps Co. - Class A ..................           152,176
       1,200    McGraw-Hill Companies, Inc. .................            90,024
         200    Meredith Corp. ..............................            10,082
       1,400    Walt Disney Co. .............................            33,600

                                                                        291,392

Networking Products - 1.6%
      16,300    Cisco Systems, Inc.* ........................           417,932
       6,200    Foundry Networks, Inc.* .....................           147,746
       3,300    Juniper Networks, Inc.* .....................            95,337
       2,800    Polycom, Inc.* ..............................            66,276

                                                                        727,291

Non-Hazardous Waste Disposal - 0%
         400    Waste Management, Inc. ......................            11,104

Office Automation and Equipment - 0%
         300    Pitney Bowes, Inc. ..........................            12,174
         100    Xerox Corp.* ................................             1,464

                                                                         13,638

Office Furnishings - Original - 0.3%
       2,700    Herman Miller, Inc. .........................            65,178
       1,800    Hon Industries, Inc. ........................            75,366

                                                                        140,544

See Notes to Schedules of Investments and Financial Statements

66  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Oil - Field Services - 0.9%
         500    BJ Services Co.* ............................    $       19,570
      13,000    Halliburton Co. .............................           391,950

                                                                        411,520

Oil and Gas Drilling - 0.2%
       1,800    Patterson-UTI Energy, Inc.* .................            62,244
         400    Pride International, Inc.* ..................             7,540

                                                                         69,784

Oil Companies - Exploration and Production - 0.8%
      11,800    Chesapeake Energy Corp. .....................           147,028
         700    EOG Resources, Inc. .........................            31,710
         600    Newfield Exploration Co.* ...................            28,314
         500    Noble Energy, Inc. ..........................            22,100
         300    Pioneer Natural Resources Co. ...............             9,576
       4,133    XTO Energy, Inc. ............................           108,409

                                                                        347,137

Oil Field Machinery and Equipment - 0.2%
       2,200    Smith International, Inc.* ..................           106,612

Optical Supplies - 0.3%
       1,800    Allergan, Inc. ..............................           149,130
         100    Bausch & Lomb, Inc. .........................             5,375

                                                                        154,505

Pharmacy Services - 1.3%
       3,600    AdvancePCS* .................................           205,524
       1,900    Caremark Rx, Inc.* ..........................            50,825
         500    Express Scripts, Inc. - Class A* ............            34,585
       4,225    Medco Health Solutions, Inc.* ...............           155,691
       3,700    Omnicare, Inc. ..............................           162,911

                                                                        609,536

Pipelines - 0.3%
       2,700    Kinder Morgan, Inc.* ........................           159,300

Property and Casualty Insurance - 0.9%
         200    Fidelity National Financial, Inc. ...........             8,242
         300    Markel Corp.* ...............................            81,417
       3,700    Progressive Corp. ...........................           305,805
         200    W. R. Berkley Corp. .........................             7,702

                                                                        403,166

Publishing - Books - 0.2%
       3,100    John Wiley & Sons, Inc. - Class A ...........            82,925

Publishing - Newspapers - 0%
         200    New York Times Co. - Class A ................             9,720

Real Estate Investment Trusts (REIT) - Outlet Centers - 0.1%
         800    Chelsea Property Group, Inc. ................            44,416

Real Estate Investment Trusts (REIT) - Regional Malls - 0.1%
         800    Mills Corp. .................................            37,632

Recreational Vehicles - 0.3%
       1,500    Polaris Industries, Inc. ....................           124,380

Rental Auto/Equipment - 0.4%
       5,400    Rent-A-Center, Inc.* ........................           168,318

Respiratory Products - 0.2%
       1,700    ResMed, Inc.* ...............................            74,885
         800    Respironics, Inc.* ..........................            39,392

                                                                        114,277

Retail - Apparel and Shoe - 1.3%
       1,800    Abercrombie & Fitch Co. - Class A* ..........    $       46,620
       4,200    Chico's FAS, Inc. ...........................           154,728
       4,400    Claire's Stores, Inc. .......................            80,520
      11,000    Gap, Inc. ...................................           204,380
       4,800    Ross Stores, Inc. ...........................           134,160

                                                                        620,408

Retail - Auto Parts - 0.5%
       3,000    Advance Auto Parts, Inc.* ...................           116,760
       1,300    AutoZone, Inc.* .............................           109,616
         500    O'Reilly Automotive, Inc.* ..................            19,235

                                                                        245,611

Retail - Automobile - 0.1%
       2,000    CarMax, Inc.* ...............................            66,700

Retail - Bedding - 0.2%
       2,100    Bed Bath & Beyond, Inc.* ....................            85,281

Retail - Bookstore - 0.1%
         300    Barnes & Noble, Inc.* .......................            10,155
         900    Borders Group, Inc. .........................            19,773

                                                                         29,928

Retail - Building Products - 0.6%
       1,900    Home Depot, Inc. ............................            67,393
       4,200    Lowe's Companies, Inc. ......................           224,910

                                                                        292,303

Retail - Consumer Electronics - 0.5%
       3,900    Best Buy Company, Inc. ......................           196,521
       1,000    RadioShack Corp. ............................            32,580

                                                                        229,101

Retail - Discount - 1.9%
       4,500    Dollar General Corp. ........................            99,990
         600    Dollar Tree Stores, Inc. ....................            19,206
       3,100    Family Dollar Stores, Inc. ..................           107,384
       4,000    Target Corp. ................................           151,840
       3,100    TJX Companies, Inc. .........................            71,269
       8,000    Wal-Mart Stores, Inc. .......................           430,800

                                                                        880,489

Retail - Drug Store - 0.2%
       2,000    Walgreen Co. ................................            69,100

Retail - Jewelry - 0.2%
       2,100    Tiffany & Co. ...............................            83,244

Retail - Mail Order - 0%
         300    Williams-Sonoma, Inc.* ......................             9,633

Retail - Office Supplies - 0.3%
       4,800    Staples, Inc.* ..............................           127,728

Retail - Pet Food and Supplies - 0.1%
       1,000    PETsMART, Inc. ..............................            23,470

Retail - Restaurants - 1.1%
       3,800    Applebee's International, Inc. ..............           144,856
         100    Brinker International, Inc.* ................             3,535
       1,300    CBRL Group, Inc. ............................            48,789
         200    Krispy Kreme Doughnuts, Inc.* ...............             7,128
         700    Outback Steakhouse, Inc. ....................            31,038
       1,600    Ruby Tuesday, Inc. ..........................            44,704
       4,200    Starbucks Corp.* ............................           154,392
         700    Wendy's International, Inc. .................            27,811
         800    Yum! Brands, Inc.* ..........................            27,128

                                                                        489,381

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED GROWTH FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Variety Store - 0%
         600    99 Cents Only Stores* .......................    $       15,210

Savings/Loan/Thrifts - 0.7%
       2,000    Hudson City Bancorp, Inc. ...................            78,900
       5,800    New York Community Bancorp, Inc. ............           239,250

                                                                        318,150

Schools - 2.1%
       6,100    Apollo Group, Inc. - Class A* ...............           452,986
       3,500    Career Education Corp. ......................           176,260
         500    Corinthian Colleges, Inc.* ..................            31,145
       3,600    Education Management Corp.* .................           120,852
       3,200    ITT Educational Services, Inc. ..............           177,184

                                                                        958,427

Semiconductor Components/Integrated Circuits - 0.8%
       1,600    Analog Devices, Inc. ........................            76,560
       5,600    Cypress Semiconductor Corp.* ................           118,720
       1,700    Integrated Circuit Systems, Inc. ............            43,775
       1,800    Integrated Device Technology, Inc.* .........            32,796
       1,800    Linear Technology Corp. .....................            72,000
         100    Maxim Integrated Products, Inc. .............             5,115

                                                                        348,966

Semiconductor Equipment - 0.2%
         800    Applied Materials, Inc.* ....................            17,408
         500    KLA-Tencor Corp.* ...........................            28,535
       2,400    Lam Research Corp.* .........................            64,200

                                                                        110,143

Soap and Cleaning Preparations - 0.1%
       1,400    Church & Dwight Company, Inc. ...............            55,790

Super-Regional Banks - 0.3%
         100    Fifth Third Bancorp .........................             5,779
       2,000    Wells Fargo & Co. ...........................           114,820

                                                                        120,599

Telecommunication Equipment - 0.3%
       1,100    Adtran, Inc. ................................            37,862
       1,600    Comverse Technology, Inc.* ..................            28,160
         100    Harris Corp. ................................             4,868
       2,000    UTStarcom, Inc.* ............................            66,960

                                                                        137,850

Telecommunication Equipment - Fiber Optics - 0.2%
       8,000    Corning, Inc.* ..............................           103,360

Telephone - Integrated - 0%
         300    Telephone and Data Systems, Inc. ............            19,884

Textile-Home Furnishings - 0%
         300    Mohawk Industries, Inc.* ....................            20,874

Therapeutics - 1.1%
         700    Amylin Pharmaceuticals, Inc.* ...............            13,524
       6,400    Gilead Sciences, Inc.* ......................           351,168
       3,500    ImClone Systems, Inc.* ......................           143,360

                                                                        508,052

Tobacco - 0.1%
       1,200    Altria Group, Inc.* .........................            66,708

Toys - 0%
         700    Mattel, Inc. ................................            13,237

Transportation - Services - 1.2%
       6,100    C.H. Robinson Worldwide, Inc. ...............    $      231,190
       2,800    Expeditors International of Washington, Inc.            104,748
       1,500    FedEx Corp. .................................           100,920
       1,700    United Parcel Service, Inc. - Class B .......           121,159

                                                                        558,017

Transportation - Truck - 0.1%
       2,100    J.B. Hunt Transport Services, Inc.* .........            55,251
         200    Swift Transportation Company, Inc.* .........             3,960

                                                                         59,211

Web Hosting/Design - 0.1%
       1,300    Macromedia, Inc.* ...........................            23,465

Web Portals/Internet Service Providers - 0.9%
       9,100    Yahoo!, Inc.* ...............................           426,335

Wireless Equipment - 0.4%
       7,100    American Tower Corp. ........................            78,029
       3,100    Motorola, Inc. ..............................            51,398
       1,200    QUALCOMM, Inc. ..............................            70,104

                                                                        199,531
--------------------------------------------------------------------------------
Total Common Stock (cost $38,155,853) .......................        43,670,846
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 4.3%
                Federal Home Loan Bank System
$  2,000,000      0.95%, 2/2/04
                  (amortized cost $1,999,947) ...............         1,999,947
--------------------------------------------------------------------------------
Short-Term U.S. Treasury Bill - 0.4%
                U.S. Treasury Bill
     200,000      0.83%, 3/25/04**
                  (amortized cost $199,756) .................           199,756
--------------------------------------------------------------------------------
Total Investments (total cost $40,355,556) - 99.6% ..........        45,870,549
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.4%           178,276
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   46,048,825
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Long
36 Contracts    S&P 500(R)Index (Emini)
                  expires March 2004, principal
                  amount $1,948,393, value $2,033,820
                  cumulative appreciation ...................    $       85,427
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2004

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Israel                                             0.1%          $        39,307
Puerto Rico                                        0.7%                  341,917
United States++                                   99.2%               45,489,325
--------------------------------------------------------------------------------
Total                                            100.0%          $    46,048,825

++Includes Short-Term Securities (94.4% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

68  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED CORE FUND (unaudited)            Subadvised by INTECH

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the six months ending January 31, 2004, Janus Adviser Risk-Managed Core Fund gained 17.28% for its I Shares and 16.96% for its C Shares, while its benchmark, the S&P 500(R) Index, gained 15.22%.(1)

FUND OVERVIEW

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to actively participate in the market's upside while limiting downside risk along the way. The specific goal of this Fund is to generate returns approximately 3 to 4% above the benchmark per year with risk equal to or below the benchmark index. During the past year, the investment process produced strong absolute positive returns that outperformed its benchmark, the S&P 500(R) Index.

The Fund's mathematical investing process, in essence, seeks to build a more efficient portfolio than its benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the portfolio. Instead, the process uses the natural volatility of the market, analyzing the relative volatility of the individual stocks as well as their correlation (or relationship to one another) to build a portfolio that attempts to outperform the index while minimizing risk.

MANAGER'S OVERVIEW

Q. WHAT POSITIVELY IMPACTED PERFORMANCE?
The Fund gained ground during the period on the tails of a pronounced market upswing that started in the second quarter and continued throughout the year. As stock prices naturally moved, we adjusted each comparable stock's weighting to keep the Fund potentially more efficient than the index, without increasing risk. While individual stock volatility was lower than it has historically been over the past several years, we believe there was indeed adequate fluctuation overall to allow our process to work well.

In addition, market diversity (or the size effect) was also a positive contributor to performance as the market broadened out and capital flowed to all areas of the stock market. Given that our process searches for stocks that are volatile relative to the index, that potentially to results in a portfolio whose weighted average market cap is typically lower than the weighted average market cap of the index, as the more volatile stocks as a group generally tend to be the smaller names within the large cap index (ie. Microsoft may be volatile, but as one of the biggest names in the index, it tends to "be" the index). Our process will tend to underweight the largest names in the index and overweight the smaller names in the index. Normally, periods of time like the year 2003 where the market is broadening out and smaller cap stocks are driving returns has historically been a positive for the strategy. In addition to positive absolute returns for the period, the mathematical process was implemented in a disciplined manner and we believe is well positioned to continue to produce strong relative returns for investors over the long term.

Q. WHAT NEGATIVELY IMPACTED THE FUND'S RECENT PERFORMANCE?
Our Fund performance can primarily be attributed to two factors: stocks' relative volatility and their correlation to one another. Our process seeks stocks that are volatile relative to the index (stocks with the potential ability to generate returns in excess of the index) while considering stocks' relationship to one another (stocks whose volatilities tend to offset one another). The investment process uses historical information in an attempt to determine the ideal weighting of stocks in the portfolio. In addition, market diversity (the distribution of capital among large and small-cap stocks in a market or index) is a component that can have an influence on performance over the short term. This size influence is potentially neutral over the long term.

The performance of the Risk-Managed Core Fund for the period can primarily be attributed to the positive effect of market diversity. Market diversity was a bigger contributor than the investment process in this period of time.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
Our mathematically-based, risk-managed investment process seeks to outperform the S&P 500(R) Index over the long term while controlling downside risk and we will continue to implement the process in a disciplined and deliberate manner. As a result, the process may experience relative underperformance during shorter time periods, but has a goal of relative outperformance over a 3- to 5-year time period. In addition, managing risk will continue to be the hallmark of the Fund's investment process. At the same time, we continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

                                      Janus Adviser Series  January 31, 2004  69

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED CORE FUND (unaudited)

--------------------------------------------------------------------------------
Janus Adviser Risk-Managed Core Fund - I Shares $12,741
S&P 500(R) Index $12,680

INITIAL INVESTMENT OF $10,000

[LINE GRAPH]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Risk-Managed Core Fund - I Shares and the S&P 500(R) Index. Janus Adviser Risk-Managed Core Fund - I Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, January 2, 2003, through January 31, 2004. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Risk-Managed Core Fund - I Shares ($12,741) as compared to the S&P 500(R) Index ($12,680).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JANUARY 31, 2004
--------------------------------------------------------------------------------
                                                 FISCAL       ONE     SINCE
                                              YEAR-TO-DATE   YEAR   INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Risk-Managed
Core Fund - I Shares                             17.28%     33.42%    25.16%
--------------------------------------------------------------------------------
Janus Adviser Risk-Managed
Core Fund - C Shares at NAV**                    16.96%     32.68%    24.52%
--------------------------------------------------------------------------------
Janus Adviser Risk-Managed
Core Fund - C Shares at MOP***                   14.37%     30.02%    23.38%
--------------------------------------------------------------------------------
S&P 500(R)Index                                  15.22%     34.55%    24.59%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by applying a mathematical management process and selecting stocks only from a predefined universe of common stocks within the Fund's benchmark. The primary aim of the strategy is to outperform the benchmark index. The Fund normally invests in common stocks of large-sized companies.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 0.2%

Common Stock - Foreign - 1.4%

Common Stock - Domestic - 98.4%

Number of Stocks: 307
Top 10 Equities: 15.1%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                            JANUARY 31, 2004       JULY 31, 2003

Boston Scientific Corp.                                 2.2%                1.9%
eBay, Inc.                                              1.8%                1.6%
General Electric Co.                                    1.8%                2.1%
Yahoo!, Inc.                                            1.5%                1.3%
Exxon Mobil Corp.                                       1.4%                1.6%
Citigroup, Inc.                                         1.4%                1.4%
Countrywide Financial Corp.                             1.3%                1.0%
Pfizer, Inc.                                            1.3%                1.6%
International Game Technology                           1.2%                0.9%
Halliburton Co.                                         1.2%                1.2%

TOP INDUSTRIES - FUND VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                 Janus Adviser
                                  Risk-Managed         S&P 500(R)
                                   Core Fund             Index

Electric - Integrated                 4.6%                2.4%
Diversified Operations                4.3%                5.5%
Medical Instruments                   4.3%                1.2%
Finance -
  Investment Bankers/Brokers          3.9%                5.2%
Super-Regional Banks                  3.8%                5.3%
Medical - Drugs                       3.0%                6.7%
Oil Companies - Integrated            2.7%                4.2%
Electronic Components -
  Semiconductors                      2.3%                3.1%
Medical Products                      2.3%                2.2%
Medical -
  Biomedical and Genetic              2.3%                1.2%

70  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

  *  The Fund's inception date - January 2, 2003.
 ** Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.
*** Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C Shares redeemed within 12 months of purchase. Effective November 28, 2003, the 1.00% contingent deferred sales charge on Class C Shares redeemed within 18 months of purchase changed to apply only to shares redeemed within 12 months of purchase.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For the Class I Shares a 1% redemption fee may be imposed on shares held for 3 months or less. Effective March 1, 2004, the redemption fee will increase to 2.00% on shares purchased on or after that date.

There is no assurance that the investment process will consistently lead to successful investing.

Effective November 28, 2003, Janus Adviser Risk-Managed Large Cap Core Fund changed its name to Janus Adviser Risk-Managed Core Fund and eliminated its policy to invest at least 80% of its net assets in large capitalization securities.

The proprietary mathematical process used by INTECH may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

INTECH is a subsidiary of Janus Capital Group Inc.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, total returns would have been lower.

                                      Janus Adviser Series  January 31, 2004  71

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED CORE FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.8%
Advertising Agencies - 0.1%
         100    Omnicom Group, Inc. .........................    $        8,240

Aerospace and Defense - 0%
         100    Rockwell Collins, Inc. ......................             3,269

Aerospace and Defense - Equipment - 0.2%
         700    B.F. Goodrich Co. ...........................            21,595
         100    United Technologies Corp. ...................             9,554

                                                                         31,149

Agricultural Operations - 0.4%
       1,600    Monsanto Co. ................................            48,944

Airlines - 0.1%
         600    Southwest Airlines Co. ......................             8,970

Apparel Manufacturers - 0.2%
         700    Liz Claiborne, Inc. .........................            25,039

Appliances - 0.1%
         200    Whirlpool Corp. .............................            15,190

Applications Software - 1.4%
       1,500    Citrix Systems, Inc.* .......................            30,165
         500    Mercury Interactive Corp.* ..................            23,470
       4,400    Microsoft Corp. .............................           121,660

                                                                        175,295

Athletic Footwear - 0.3%
         400    NIKE, Inc. - Class B ........................            27,864
         400    Reebok International, Ltd. ..................            15,512

                                                                         43,376

Automotive - Cars and Light Trucks - 0.1%
         700    Ford Motor Co. ..............................            10,178
         100    General Motors Corp. ........................             4,968

                                                                         15,146

Automotive - Medium and Heavy Duty Trucks - 1.1%
         500    Navistar International Corp.* ...............            23,775
       1,400    PACCAR, Inc. ................................           110,082

                                                                        133,857

Automotive - Truck Parts and Equipment - Original - 0.5%
         400    Dana Corp. ..................................             8,320
         800    Johnson Controls, Inc. ......................            47,080
         200    Visteon Corp. ...............................             2,140

                                                                         57,540

Beverages - Non-Alcoholic - 0.3%
         100    Coca-Cola Co. ...............................             4,924
         600    PepsiCo, Inc. ...............................            28,356

                                                                         33,280

Beverages - Wine and Spirits - 0.3%
         700    Brown-Forman Corp. - Class B ................            32,697

Brewery - 0.2%
         400    Anheuser-Busch Companies, Inc. ..............            20,288

Broadcast Services and Programming - 0%
         100    Clear Channel Communications, Inc. ..........             4,499

Building - Residential and Commercial - 1.0%
         700    Centex Corp.* ...............................            74,130
         100    KB Home .....................................             6,754
       1,000    Pulte Homes, Inc. ...........................            43,140

                                                                        124,024

Building and Construction Products - Miscellaneous - 0.1%
         500    Masco Corp. .................................    $       13,330
         100    Vulcan Materials Co. ........................             4,770

                                                                         18,100

Building Products - Air and Heating - 0.1%
         100    American Standard Companies, Inc.* ..........            10,620

Cable Television - 0.4%
       1,300    Comcast Corp. - Class A* ....................            44,356

Casino Services - 1.2%
       4,000    International Game Technology ...............           149,840

Cellular Telecommunications - 1.1%
       4,900    Nextel Communications, Inc. - Class A* ......           129,311

Chemicals - Diversified - 0.2%
         600    Dow Chemical Co. ............................            25,170
         100    E.I. du Pont de Nemours and Co. .............             4,390

                                                                         29,560

Chemicals - Specialty - 0.6%
         500    Ashland, Inc. ...............................            23,155
       1,400    Ecolab, Inc. ................................            38,038
         200    Engelhard Corp. .............................             5,674
         500    Hercules, Inc.* .............................             6,100

                                                                         72,967

Coatings and Paint Products - 0%
         100    Sherwin-Williams Co. ........................             3,374

Commercial Banks - 1.4%
       1,000    AmSouth Bancorporation ......................            24,700
         600    First Tennessee National Corp. ..............            26,652
         200    Marshall & Ilsley Corp. .....................             7,666
         300    Regions Financial Corp. .....................            11,250
       1,600    SouthTrust Corp. ............................            54,384
         600    Synovus Financial Corp. .....................            15,060
         400    Union Planters Corp. ........................            12,108
         400    Zions Bancorporation ........................            23,456

                                                                        175,276

Commercial Services - Finance - 0.6%
         800    Moody's Corp. ...............................            51,112
         500    Paychex, Inc. ...............................            18,740

                                                                         69,852

Computer Aided Design - 0.2%
         800    Autodesk, Inc. ..............................            20,440

Computer Services - 0.2%
       2,000    Unisys Corp.* ...............................            27,680

Computers - 2.2%
       1,000    Apple Computer, Inc.* .......................            22,560
       3,100    Dell, Inc.* .................................           103,757
       1,900    Hewlett-Packard Co. .........................            45,201
         900    IBM Corp. ...................................            89,307

                                                                        260,825

Computers - Integrated Systems - 0.1%
         300    NCR Corp.* ..................................            12,465

Computers - Memory Devices - 0.7%
       3,100    EMC Corp.* ..................................            43,524
       1,600    Network Appliance, Inc.* ....................            35,776

                                                                         79,300

See Notes to Schedules of Investments and Financial Statements

72  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Computers - Peripheral Equipment - 0.5%
         700    Lexmark International Group, Inc. - Class A*     $       58,023

Consumer Products - Miscellaneous - 0.8%
         500    American Greetings Corp. - Class A* .........            10,490
         600    Clorox Co. ..................................            29,328
         900    Fortune Brands, Inc. ........................            63,135

                                                                        102,953

Containers - Metal and Glass - 0%
         100    Ball Corp. ..................................             6,257

Containers - Paper and Plastic - 0.4%
       1,000    Sealed Air Corp.* ...........................            49,790

Cosmetics and Toiletries - 1.3%
         200    Alberto-Culver Co. - Class B ................            12,536
       1,100    Avon Products, Inc. .........................            69,652
         100    Colgate-Palmolive Co. .......................             5,127
         100    International Flavors & Fragrances, Inc. ....             3,666
         600    Procter & Gamble Co. ........................            60,648

                                                                        151,629

Cruise Lines - 0.3%
         800    Carnival Corp. ..............................            35,536

Data Processing and Management - 0.5%
         400    First Data Corp. ............................            15,664
       1,500    VERITAS Software Corp.* .....................            49,290

                                                                         64,954

Disposable Medical Products - 0.5%
         600    C.R. Bard, Inc. .............................            56,520

Diversified Operations - 4.3%
         900    3M Co. ......................................            71,181
         900    Cooper Industries, Ltd. - Class A ...........            50,670
         600    Crane Co. ...................................            18,024
         300    Danaher Corp. ...............................            27,465
         300    Dover Corp. .................................            12,396
         300    Eaton Corp. .................................            34,845
       6,300    General Electric Co. ........................           211,869
         100    Illinois Tool Works, Inc. ...................             7,810
         500    Ingersoll-Rand Co. - Class A ................            33,265
         100    Textron, Inc. ...............................             5,328
       1,900    Tyco International, Ltd. (New York Shares) ..            50,825

                                                                        523,678

Diversified Operations - Commercial Services - 0.5%
       2,500    Cendant Corp.* ..............................            56,625

E-Commerce/Services - 1.9%
       3,200    eBay, Inc.* .................................           214,496
         600    Monster Worldwide, Inc.* ....................            14,688

                                                                        229,184

Electric - Integrated - 4.6%
         100    Ameren Corp. ................................    $        4,829
         700    Cinergy Corp. ...............................            27,069
       1,100    Constellation Energy Group, Inc. ............            44,253
       2,900    Edison International ........................            63,800
       1,300    Entergy Corp. ...............................            76,024
         600    Exelon Corp. ................................            40,188
         100    FirstEnergy Corp. ...........................             3,752
         300    FPL Group, Inc. .............................            19,725
       3,800    PG&E Corp.* .................................           102,030
         800    PPL Corp. ...................................            36,576
         600    Public Service Enterprise Group, Inc. .......            27,264
       1,500    Southern Co. ................................            44,700
         300    TXU Corp. ...................................             7,200
       3,200    Xcel Energy, Inc. ...........................            55,424

                                                                        552,834

Electronic Components - Miscellaneous - 0.3%
         400    Jabil Circuit, Inc.* ........................            11,840
       1,700    Sanmina Corp.* ..............................            22,287

                                                                         34,127

Electronic Components - Semiconductors - 2.3%
       3,200    Advanced Micro Devices, Inc.* ...............            47,552
       1,500    Altera Corp.* ...............................            33,585
         500    Broadcom Corp. - Class A* ...................            20,295
       2,100    Intel Corp. .................................            64,260
       1,500    National Semiconductor Corp.* ...............            57,675
       1,600    PMC-Sierra, Inc.* ...........................            35,056
         200    QLogic Corp.* ...............................             8,992
         400    Texas Instruments, Inc. .....................            12,540
         100    Xilinx, Inc.* ...............................             4,191

                                                                        284,146

Electronic Forms - 0.3%
         900    Adobe Systems, Inc. .........................            34,614

Electronic Measuring Instruments - 0.2%
         300    Agilent Technologies, Inc.* .................            11,058
         300    Tektronix, Inc. .............................             9,321

                                                                         20,379

Engineering - Research and Development Services - 0.2%
         600    Fluor Corp. .................................            22,236

Engines - Internal Combustion - 0.2%
         500    Cummins, Inc. ...............................            25,365

Enterprise Software/Services - 1.1%
       3,700    Computer Associates International, Inc. .....            96,718
         600    Novell, Inc.* ...............................             7,620
       1,700    Oracle Corp.* ...............................            23,477

                                                                        127,815

Entertainment Software - 0.4%
       1,100    Electronic Arts, Inc.* ......................            51,546

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  73

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED CORE FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Filtration and Separations Products - 0.3%
       1,300    Pall Corp. ..................................    $       33,800

Finance - Consumer Loans - 0.8%
       2,400    SLM Corp. ...................................            92,160

Finance - Credit Card - 1.5%
       1,800    American Express Co. ........................            93,312
         700    Capital One Financial Corp. .................            49,756
         800    MBNA Corp. ..................................            21,568
       1,600    Providian Financial Corp.* ..................            21,904

                                                                        186,540

Finance - Investment Bankers/Brokers - 3.9%
         700    Bear Stearns Companies, Inc. ................            57,645
       3,400    Citigroup, Inc. .............................           168,232
         400    Goldman Sachs Group, Inc. ...................            39,820
       2,000    J.P. Morgan Chase & Co. .....................            77,780
         400    Lehman Brothers Holdings, Inc. ..............            32,840
       1,200    Merrill Lynch & Company, Inc. ...............            70,548
         500    Morgan Stanley ..............................            29,105

                                                                        475,970

Finance - Mortgage Loan Banker - 1.4%
       1,900    Countrywide Financial Corp. .................           158,745
         100    Fannie Mae ..................................             7,710

                                                                        166,455

Financial Guarantee Insurance - 0.1%
         200    MBIA, Inc. ..................................            12,600

Food - Confectionary - 0.2%
         100    Hershey Foods Corp. .........................             7,551
         200    Wm. Wrigley Jr. Company .....................            11,254

                                                                         18,805

Food - Flour and Grain - 0%
         400    Archer-Daniels-Midland Co. ..................             6,264

Food - Diversified - 0.2%
         100    General Mills, Inc. .........................             4,543
         600    McCormick & Company, Inc. ...................            17,808

                                                                         22,351

Food - Wholesale/Distribution - 0.4%
       1,200    Supervalu, Inc. .............................            34,680
         400    Sysco Corp. .................................            15,172

                                                                         49,852

Forestry - 0%
         100    Plum Creek Timber Company, Inc. .............             3,020

Gas - Distribution - 0.6%
         300    Peoples Energy Corp. ........................            12,738
       1,900    Sempra Energy Co. ...........................            59,166

                                                                         71,904

Gold Mining - 0.6%
       1,800    Newmont Mining Corp. ........................            74,988

Hotels and Motels - 0.5%
       1,000    Hilton Hotels Corp. .........................            16,000
         400    Marriott International, Inc. - Class A ......            17,756
         900    Starwood Hotels & Resorts Worldwide, Inc. ...            31,806

                                                                         65,562

Identification Systems and Devices - 0.3%
       1,900    Symbol Technologies, Inc. ...................            32,870

Industrial Automation and Robotics - 0.5%
       1,700    Rockwell Automation, Inc. ...................    $       55,369

Industrial Gases - 0.2%
         800    Praxair, Inc. ...............................            28,328

Instruments - Controls - 0.1%
         400    Thermo Electron Corp.* ......................            11,148

Instruments - Scientific - 0.3%
       1,500    PerkinElmer, Inc. ...........................            30,975
         300    Waters Corp.* ...............................            11,373

                                                                         42,348

Insurance Brokers - 0.3%
         100    Aon Corp. ...................................             2,457
         600    Marsh & McLennan Companies, Inc. ............            28,158

                                                                         30,615

Internet Security - 0.2%
         800    Symantec Corp.* .............................            31,040

Investment Management and Advisory Services - 0.7%
         500    Franklin Resources, Inc. ....................            28,885
       1,100    T. Rowe Price Group, Inc. ...................            57,343

                                                                         86,228

Leisure and Recreation Products - 0.2%
         700    Brunswick Corp. .............................            24,395

Life and Health Insurance - 0.4%
         800    AFLAC, Inc. .................................            29,504
         300    Principal Financial Group, Inc. .............            10,410
         200    Torchmark Corp. .............................             9,488

                                                                         49,402

Machinery - Construction and Mining - 0.8%
       1,200    Caterpillar, Inc. ...........................            93,756

Machinery - Farm - 0.1%
         200    Deere & Co. .................................            12,520

Medical - Biomedical and Genetic - 2.3%
       1,600    Amgen, Inc.* ................................           103,184
       1,000    Chiron Corp.* ...............................            51,700
       1,800    Genzyme Corp.* ..............................            98,730
         600    MedImmune, Inc.* ............................            14,100
         100    Millipore Corp.* ............................             5,195

                                                                        272,909

Medical - Drugs - 3.0%
         100    Abbott Laboratories .........................             4,308
         500    Eli Lilly and Co. ...........................            34,020
         900    Forest Laboratories, Inc.* ..................            67,041
       1,800    Merck & Company, Inc. .......................            85,680
       4,320    Pfizer, Inc. ................................           158,242
         400    Wyeth .......................................            16,380

                                                                        365,671

Medical - Generic Drugs - 0.5%
       1,200    Watson Pharmaceuticals, Inc.* ...............            55,812

Medical - HMO - 1.5%
       1,100    Aetna, Inc. .................................            77,000
         100    Anthem, Inc.* ...............................             8,178
       1,800    Humana, Inc.* ...............................            41,994
         700    UnitedHealth Group, Inc. ....................            42,616
         100    WellPoint Health Networks, Inc.* ............            10,500

                                                                        180,288

See Notes to Schedules of Investments and Financial Statements

74  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Medical - Hospitals - 0.1%
         300    Health Management Associates, Inc.
                  - Class A .................................    $        7,353

Medical - Nursing Homes - 0.3%
       1,100    Manor Care, Inc. ............................            39,270

Medical Information Systems - 0.2%
         900    IMS Health, Inc. ............................            23,157

Medical Instruments - 4.3%
       6,400    Boston Scientific Corp.* ....................           261,056
       1,500    Guidant Corp. ...............................            95,820
         900    Medtronic, Inc. .............................            44,298
       1,700    St. Jude Medical, Inc.* .....................           122,145

                                                                        523,319

Medical Products - 2.3%
         400    Becton, Dickinson and Co. ...................            18,024
         100    Biomet, Inc. ................................             3,866
       1,200    Johnson & Johnson ...........................            64,104
       1,000    Stryker Corp. ...............................            88,740
       1,300    Zimmer Holdings, Inc.* ......................            99,450

                                                                        274,184

Metal - Aluminum - 0.1%
         400    Alcoa, Inc. .................................            13,672

Metal - Copper - 0.5%
         800    Phelps Dodge Corp.* .........................            60,536

Metal - Diversified - 0.7%
       2,400    Freeport-McMoRan Copper & Gold, Inc.
                  - Class B .................................            88,464

Multi-Line Insurance - 0.9%
         200    Allstate Corp. ..............................             9,092
         700    American International Group, Inc. ..........            48,615
         200    MetLife, Inc. ...............................             6,710
         300    Prudential Financial, Inc. ..................            13,050
         800    SAFECO Corp. ................................            34,824

                                                                        112,291

Multimedia - 0.2%
         300    Meredith Corp. ..............................            15,123
         200    Time Warner, Inc.* ..........................             3,514
         100    Viacom, Inc. - Class B ......................             4,030
         200    Walt Disney Co. .............................             4,800

                                                                         27,467

Networking Products - 0.8%
       3,600    Cisco Systems, Inc.* ........................            92,304

Office Automation and Equipment - 0.2%
       1,600    Xerox Corp.* ................................            23,424

Oil - Field Services - 1.3%
         200    BJ Services Co.* ............................             7,828
       4,800    Halliburton Co. .............................           144,720

                                                                        152,548

Oil and Gas Drilling - 0%
         100    Nabors Industries, Ltd.* ....................             4,400

Oil Companies - Exploration and Production - 1.2%
       1,840    Apache Corp. ................................            70,803
       1,100    Burlington Resources, Inc. ..................            60,214
         200    Devon Energy Corp. ..........................            11,292
         200    Unocal Corp. ................................             7,364

                                                                        149,673

Oil Companies - Integrated - 2.7%
         100    ChevronTexaco Corp. .........................    $        8,635
         400    ConocoPhillips ..............................            26,352
       4,200    Exxon Mobil Corp. ...........................           171,318
       1,100    Marathon Oil Corp. ..........................            35,728
       1,900    Occidental Petroleum Corp. ..................            83,695

                                                                        325,728

Oil Refining and Marketing - 0.3%
         700    Sunoco, Inc. ................................            38,815

Optical Supplies - 0.6%
         600    Allergan, Inc. ..............................            49,710
         400    Bausch & Lomb, Inc. .........................            21,500

                                                                         71,210

Paper and Related Products - 0.6%
       1,600    Georgia-Pacific Corp. .......................            44,960
       1,100    Louisiana-Pacific Corp. .....................            23,397

                                                                         68,357

Pharmacy Services - 0.4%
       1,313    Medco Health Solutions, Inc.* ...............            48,384

Pipelines - 0.5%
       1,000    Kinder Morgan, Inc. .........................            59,000
         400    Williams Companies, Inc. ....................             4,056

                                                                         63,056

Power Converters and Power Supply Equipment - 0.2%
         800    American Power Conversion Corp. .............            19,832

Printing - Commercial - 0.1%
         200    R.R. Donnelley & Sons Co. ...................             6,250

Property and Casualty Insurance - 1.2%
         100    Chubb Corp. .................................             7,149
       1,600    Progressive Corp. ...........................           132,240
         100    Travelers Property Casualty Corp. - Class B .             1,810

                                                                        141,199

Publishing - Newspapers - 0.9%
         400    Gannett Company, Inc. .......................            34,284
         300    Knight-Ridder, Inc. .........................            23,076
         900    Tribune Co. .................................            46,071

                                                                        103,431

Real Estate Investment Trusts (REIT) - Apartments - 0.2%
         800    Equity Residential Properties Trust .........            23,280

Real Estate Investment Trusts (REIT) - Office Property - 0%
         200    Equity Office Properties Trust ..............             5,930

Real Estate Investment Trusts (REIT) - Regional Malls - 0.8%
       1,900    Simon Property Group, Inc. ..................            98,895

Real Estate Investment Trusts (REIT) -
  Warehouse and Industrial - 0.2%
         600    ProLogis ....................................            19,584

Retail - Apparel and Shoe - 1.0%
       4,300    Gap, Inc. ...................................            79,894
       1,000    Nordstrom, Inc. .............................            39,300

                                                                        119,194

Retail - Auto Parts - 0.3%
         400    AutoZone, Inc.* .............................            33,728

Retail - Automobile - 0.3%
       2,200    Auto Nation, Inc.* ..........................            36,036

Retail - Bedding - 0.1%
         400    Bed Bath & Beyond, Inc.* ....................            16,244

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  75

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER RISK-MANAGED CORE FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Building Products - 0.6%
         600    Home Depot, Inc. ............................    $       21,282
         900    Lowe's Companies, Inc. ......................            48,195

                                                                         69,477

Retail - Consumer Electronics - 1.0%
       1,800    Best Buy Company, Inc. ......................            90,702
       1,500    Circuit City Stores, Inc. ...................            16,050
         300    RadioShack Corp. ............................             9,774

                                                                        116,526

Retail - Discount - 1.8%
       2,200    Dollar General Corp. ........................            48,884
         700    Family Dollar Stores, Inc. ..................            24,248
         300    Target Corp. ................................            11,388
         300    TJX Companies, Inc. .........................             6,897
       2,400    Wal-Mart Stores, Inc. .......................           129,240

                                                                        220,657

Retail - Drug Store - 0.1%
         300    CVS Corp. ...................................            10,716

Retail - Jewelry - 0.3%
       1,000    Tiffany & Co. ...............................            39,640

Retail - Major Department Stores - 0.4%
       1,200    Sears, Roebuck and Co. ......................            53,100

Retail - Office Supplies - 0.3%
       1,400    Staples, Inc.* ..............................            37,254

Retail - Regional Department Stores - 0.2%
         600    Federated Department Stores, Inc. ...........            28,488

Retail - Restaurants - 0.7%
       1,500    McDonald's Corp. ............................            38,610
         800    Starbucks Corp.* ............................            29,408
         100    Wendy's International, Inc. .................             3,973
         300    Yum! Brands, Inc.* ..........................            10,173

                                                                         82,164

Savings/Loan/Thrifts - 1.0%
         900    Golden West Financial Corp. .................            93,357
         700    Washington Mutual, Inc. .....................            31,010

                                                                        124,367

Schools - 1.2%
       1,900    Apollo Group, Inc. - Class A* ...............           141,094

Semiconductor Components/Integrated Circuits - 0.3%
         500    Analog Devices, Inc. ........................            23,925
         300    Linear Technology Corp. .....................            12,000

                                                                         35,925

Semiconductor Equipment - 0.1%
         300    Applied Materials, Inc.* ....................             6,528
         200    KLA-Tencor Corp.* ...........................            11,414

                                                                         17,942

Steel - Producers - 0.3%
       1,000    United States Steel Corp. ...................            34,050

Super-Regional Banks - 3.8%
       1,600    Bank of America Corp. .......................           130,336
         700    Bank One Corp. ..............................            35,427
       1,400    FleetBoston Financial Corp. .................            62,412
       1,100    Huntington Bancshares, Inc. .................            24,563
         100    KeyCorp .....................................             3,109
         600    National City Corp. .........................            20,712
       1,800    U.S. Bancorp ................................            50,886
       2,000    Wachovia Corp. ..............................            92,480
         800    Wells Fargo & Co. ...........................            45,928

                                                                        465,853

Telecommunication Equipment - 1.2%
       4,200    Avaya, Inc.* ................................    $       72,996
       1,000    Comverse Technology, Inc.* ..................            17,600
       1,600    Scientific-Atlanta, Inc. ....................            54,144

                                                                        144,740

Telecommunication Equipment - Fiber Optics - 0.3%
       2,700    Corning, Inc.* ..............................            34,884

Telephone - Integrated - 0.7%
         100    BellSouth Corp. .............................             2,923
       1,200    CenturyTel, Inc. ............................            31,680
       1,300    Citizens Communications Co.* ................            15,249
         600    Sprint Corp. ................................            10,446
         600    Verizon Communications, Inc. ................            22,116

                                                                         82,414

Tobacco - 0.4%
         200    Altria Group, Inc. ..........................            11,118
         200    R.J. Reynolds Tobacco Holdings, Inc. ........            11,812
         600    UST, Inc. ...................................            21,426

                                                                         44,356

Toys - 0.3%
       2,200    Hasbro, Inc. ................................            43,450

Transportation - Railroad - 0.1%
         100    Burlington Northern Santa Fe Corp. ..........             3,213
         100    Union Pacific Corp. .........................             6,440

                                                                          9,653

Transportation - Services - 1.6%
       1,500    FedEx Corp. .................................           100,920
         400    Ryder System, Inc. ..........................            14,720
       1,100    United Parcel Service, Inc. - Class B .......            78,397

                                                                        194,037

Web Portals/Internet Service Providers - 1.5%
       4,000    Yahoo!, Inc.* ...............................           187,400

Wireless Equipment - 0.2%
         400    Motorola, Inc. ..............................             6,632
         300    QUALCOMM, Inc. ..............................            17,526

                                                                         24,158
--------------------------------------------------------------------------------
Total Investments (total cost $10,062,001) - 99.8% ..........        12,099,510
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - 0.2%            27,881
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   12,127,391
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2004

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.1%          $       139,160
Panama                                             0.3%                   35,536
United States                                     98.6%               11,924,814
--------------------------------------------------------------------------------
Total                                            100.0%          $    12,099,510

See Notes to Schedules of Investments and Financial Statements

76  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND (unaudited)

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]
Ronald Speaker
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended January 31, 2004, Janus Adviser Flexible Income Fund gained 4.64% for its I Shares and 4.38% for its C Shares, while its benchmark, the Lehman Brothers Government/Credit Index, gained 4.76%.(1)

MARKET OVERVIEW

The period began with a short-lived rally in Treasuries as investors questioned the sustainability of the burgeoning economic recovery. By mid-August, however, it had become increasingly clear that the government's massive program of fiscal and monetary stimulus was having the desired effect, and equity markets, along with corporate bonds, resumed their advance, supported by improving economic fundamentals and healthy corporate earnings. Notably, the U.S. Commerce Department reported that real GDP grew at an impressive 8.2% annual rate in the third quarter and a still healthy 4.0% in the fourth. Importantly, business orders and investment have rebounded from several years of stagnation. Recent improvement in the labor market has also been encouraging, with the unemployment rate dropping from 6.1% in September to 5.7% in December. However, the strengthening economy triggered concerns that the Federal Reserve might raise overnight rates off more than 40-year lows. Despite this, the Fed left rates unchanged in January, although they toned down their accommodative policy stance. The 10-year Treasury bond ended the period at 4.13%.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Our results for the past six months benefited from steps taken earlier in 2003 in an attempt to mitigate the Fund's interest rate sensitivity. Notably, we shifted resources out of the Treasury market and into cross-over and what we believe to be better quality high-yield bonds, focusing on companies with improving credit quality. At the same time, we shortened the average duration of our holdings.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? Top contributors included British Sky Broadcasting. The company is the largest satellite TV provider in the U.K. and Ireland and has been rapidly growing its subscriber base. This has enabled it to begin generating substantial amounts of free cash flow which it has in turn used to reduce its balance sheet debt in pursuit of its stated goal of reaching investment-grade status. Elsewhere, we benefited from tightening spreads on our General Motors bonds. GM boasts arguably the strongest purchasing unit and currently has the lowest costs of the domestic producers. As a result, we believe it is well positioned to benefit from an improving climate for vehicle buying. Also reassuring have been asset allocation changes that have made the company's behemoth pension plan less vulnerable to market fluctuations.

Lastly, Minneapolis-based utility Xcel Energy performed well. The company had suffered from its involvement with merchant power producer NRG, an unfortunate investment that diverted management's attention and forced Xcel to cut its dividend and raise capital from its unregulated subsidiaries. After successfully distancing itself from NRG, Xcel's management was able to focus on its core operations and bondholders became much more comfortable with the story. Our Xcel mortgage bonds rose sharply as Xcel put its problems behind it, and we were confident enough in the company to purchase unsecured Xcel debt as the recovery progressed.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Detracting from our results was lackluster performance by our Treasury holdings and agency bonds. The latter included our stake in Financial National Mortgage Association, or Fannie Mae, one of the two agencies charged with ensuring the liquidity of the U.S. home mortgage market. Fannie Mae's effectiveness and financial management have come under the microscope recently, following revelations that its companion agency, Freddie Mac, managed its earnings to meet Wall Street forecasts. Adding to the pressure on its bonds, Fannie Mae was forced to restate certain figures from its recent third quarter earnings report.

                                      Janus Adviser Series  January 31, 2004  77

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND (unaudited)

Results were also hindered by our investment in lodging company Starwood Holdings, owner of high-end hotel chains such as Westin and St. Regis. Starwood's bonds traded down in October after the company issued a profit warning. The lodging industry suffered a slump earlier in 2003 as concerns over the SARS epidemic and possible war-related terrorism dampened travel plans, but it is now showing signs of recovery, aided by a pickup in business travel.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
The past six months witnessed the continuation of an exceptional improvement in the corporate debt market. While that may mean the easy money has already been made, investors able to make tough valuation decisions can still potentially prosper in such an environment. We believe seeing through uncertainty to uncover a security's true value is what we do best, and we will always seek to populate the Fund with the best total return ideas we can find. Toward that end, we will continue to use our flexible mandate to its full advantage and expect our current preference for corporate bonds over lower-yielding alternatives such as Treasuries to continue in 2004.

--------------------------------------------------------------------------------
Janus Adviser Flexible Income Fund - I Shares $21,512
Lehman Brothers Government/Credit Index $19,823

INITIAL INVESTMENT OF $10,000

[LINE GRAPH]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Flexible Income Fund - I Shares and the Lehman Brothers Government/Credit Index. Janus Adviser Flexible Income Fund - I Shares is represented by a shaded area of blue. The Lehman Brothers Government/Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through January 31, 2004. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Flexible Income Fund - I Shares ($21,512) as compared to the Lehman Brothers Government/Credit Index ($19,823).

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JANUARY 31, 2004
--------------------------------------------------------------------------------
                             FISCAL      ONE      FIVE        TEN      SINCE
                          YEAR-TO-DATE  YEAR      YEAR       YEAR    INCEPTION*
--------------------------------------------------------------------------------
Janus Adviser Flexible
Income Fund - I Shares        4.64%     6.85%     5.86%      7.69%     7.63%
--------------------------------------------------------------------------------
Janus Adviser Flexible
Income Fund -
C Shares at NAV**             4.38%     6.33%     5.18%      6.98%     7.00%
--------------------------------------------------------------------------------
Janus Adviser Flexible
Income Fund -
C Shares at MOP***            2.30%     4.31%     4.97%      6.87%     6.90%
--------------------------------------------------------------------------------
Lehman Brothers Govern-
ment/Credit Index             4.76%     5.62%     6.70%      6.92%     6.81%
--------------------------------------------------------------------------------

FUND STRATEGY
--------------------------------------------------------------------------------
To seek maximum total return, consistent with preservation of capital primarily through investments in a wide variety of income-producing securities. The Fund will invest at least 80% of assets in income-producing securities.

FUND ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 0.6%

Cash and Cash Equivalents - 2.3%

Foreign Dollar/Non-Dollar Bonds - 8.1%

U.S. Government Agencies - 8.5%

U.S. Treasury Notes/Bonds - 20.9%

Corporate Bonds - Domestic - 59.6%

Number of Bonds: 244

78  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

FUND PROFILE
--------------------------------------------------------------------------------
                                           JANUARY 31, 2004     JULY 31, 2003

Weighted Average Maturity                          7.9 Yrs.          7.2 Yrs.
Average Modified Duration+                         5.5 Yrs.          5.2 Yrs.
30-Day Average Yield++
  I Shares
    With Reimbursement                                3.17%             2.73%
    Without Reimbursement                             3.07%             2.67%
  C Shares+++
    With Reimbursement                                2.67%             2.23%
    Without Reimbursement                             2.57%             2.16%
Weighted Average Fixed Income
  Credit Rating                                           A                 A

TOP INDUSTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR CHART]

                                 Janus Adviser
                                    Flexible
                                  Income Fund

Electric - Integrated                 6.6%
Cable Television                      3.1%
Finance - Auto Loans                  2.8%
Property and Casualty Insurance       2.7%
Multimedia                            2.4%
Medical - Hospitals                   2.0%
Life and Health Insurance             2.0%
Food - Diversified                    2.0%
Diversified Operations                2.0%
Containers - Metal and Glass          1.7%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and distributions. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

  *  The predecessor fund's inception date - September 13, 1993.
 ** Performance is shown at Net Asset Value (NAV) which does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.
*** Performance is shown at Maximum Offering Price (MOP) which includes the 1.00% upfront sales charge and the 1.00% contingent deferred sales charge. The contingent deferred sales charge applies to Class C Shares redeemed within 12 months of purchase. Effective November 28, 2003, the 1.00% contingent deferred sales charge on Class C Shares redeemed within 18 months of purchase changed to apply only to shares redeemed within 12 months of purchase.

  +  A theoretical measure of price volatility.

 ++  Yields will fluctuate.

+++ Does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There is no assurance that the investment process will consistently lead to successful investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, total returns would have been lower.

                                      Janus Adviser Series  January 31, 2004  79

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 66.4%
Aerospace and Defense - 0.4%
$    345,000    Raytheon Co., 6.50%
                  notes, due 7/15/05 ........................    $      366,242

Agricultural Operations - 0.1%
     125,000    Bunge Limited Finance Corp., 4.375%
                  notes, due 12/15/08 (144A) ................           126,922

Airlines - 0.2%
                Continental Airlines, Inc.:
      77,752      6.80%, pass thru certificates, due 7/2/07 .            74,759
     150,000      7.875% pass thru certificates, due 7/2/18 .           152,684

                                                                        227,443

Automotive - Cars and Light Trucks - 0.2%
     200,000    General Motors Corp., 7.125%
                  senior notes, due 7/15/13 .................           218,147

Beverages - Non-Alcoholic - 0.6%
                Coca-Cola Enterprises, Inc.:
     400,000      4.375%, notes, due 9/15/09 ................           412,046
     165,000      7.125%, debentures, due 8/1/17 ............           197,484
                                                                        609,530
Beverages - Wine and Spirits - 0.3%
     275,000    Brown-Forman Corp., 2.125%
                  notes, due 3/15/06 ........................           274,471

Brewery - 1.0%
                Anheuser-Busch Companies, Inc.:
     325,000      5.95%, debentures, due 1/15/33 ............           341,193
      75,000      6.00%, bonds, due 11/1/41 .................            77,397
     185,000    Coors Brewing Co., 6.375%
                  company guaranteed notes, due 5/15/12 .....           204,168
     225,000    Miller Brewing Co., 5.50%
                  notes, due 8/15/13 (144A) .................           232,753
     125,000    SABMiller PLC, 6.625%
                  bonds, due 8/15/33 (144A) .................           134,471

                                                                        989,982

Broadcast Services and Programming - 0.1%
      50,000    Clear Channel Communications, Inc., 6.00%
                  senior notes, due 11/1/06 .................            54,073

Building - Residential and Commercial - 0.5%
     250,000    D.R. Horton, Inc., 5.00%
                  notes, due 1/15/09 ........................           249,382
     150,000    K. Hovnanian Enterprises, Inc., 6.50%
                  company guaranteed notes, due 1/15/14 .....           150,750
     100,000    Toll Brothers, Inc., 6.875%
                  company guaranteed notes, due 11/15/12 ....           111,752

                                                                        511,884

Building Products - Cement and Aggregate - 0.2%
     225,000    Hanson Australia Funding, Ltd., 5.25%
                  company guaranteed notes, due 3/15/13 .....           226,835

Cable Television - 3.0%
     500,000    Comcast Cable Communications, Inc.
                  6.375%, senior notes, due 1/30/06 .........           537,231
                Comcast Corp.:
     500,000      5.85%, company guaranteed notes
                  due 1/15/10 ...............................           535,215
     475,000      5.50%, company guaranteed notes
                  due 3/15/11 ...............................           497,844

Cable Television - (continued)
$     45,000    Cox Communications, Inc., 7.125%
                  notes, due 10/1/12 ........................    $       52,095
                EchoStar DBS Corp.:
     275,000      5.75%, senior notes, due 10/1/08 (144A) ...           278,438
     260,000      9.125%, senior notes, due 1/15/09 .........           291,850
     250,000    Rogers Cable, Inc., 6.25%
                  secured notes, due 6/15/13 ................           258,750
     425,000    TCI Communications, Inc., 7.875%
                  debentures, due 8/1/13 ....................           506,152

                                                                      2,957,575

Cellular Telecommunications - 0.4%
                Nextel Communications, Inc.:
     200,000      9.375%, senior notes, due 11/15/09 ........           216,250
     150,000      7.375%, senior notes, due 8/1/15 ..........           161,063

                                                                        377,313

Chemicals - Specialty - 0.1%
     125,000    Nalco Co., 7.75%
                  senior notes, due 11/15/11 (144A) .........           131,875

Commercial Banks - 1.5%
     310,000    BB&T Corp., 5.20%
                  subordinated notes, due 12/23/15 ..........           311,518
      50,000    Citizens Banking Corp., 5.75%
                  subordinated notes, due 2/1/13 ............            50,559
       2,000    Hudson United Bancorp, 8.20%
                  subordinated debentures, due 9/15/06 ......             2,190
     175,000    Hudson United Bank, 7.00%
                  subordinated notes, due 5/15/12 ...........           196,333
     275,000    Sovereign Bank, 5.125%
                  subordinated notes, due 3/15/13 ...........           276,756
                Zions Bancorporation:
     300,000      2.70%, senior notes, due 5/1/06 ...........           301,601
     275,000      6.00%, subordinated notes, due 9/15/15 ....           292,599

                                                                      1,431,556

Commercial Services - 1.2%
                ARAMARK Services, Inc.:
     200,000      7.00%, company guaranteed notes
                  due 5/1/07 ................................           220,037
     225,000      6.375%, company guaranteed notes
                  due 2/15/08 ...............................           240,389
     650,000    PHH Corp., 6.00%
                  notes, due 3/1/08 .........................           702,907

                                                                      1,163,333

Computers - 0.9%
                IBM Corp.:
     550,000      2.375%, notes, due 11/1/06 ................           549,529
      25,000      4.25%, notes, due 9/15/09 .................            25,826
     275,000      5.875%, debentures, due 11/29/32 ..........           280,959

                                                                        856,314

Consumer Products - Miscellaneous - 1.0%
                Dial Corp.:
     600,000      7.00%, senior notes, due 8/15/06 ..........           661,857
     300,000      6.50%, senior notes, due 9/15/08 ..........           335,990

                                                                        997,847

See Notes to Schedules of Investments and Financial Statements

80  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Containers - Metal and Glass - 1.7%
$    250,000    Ball Corp., 6.875%
                  company guaranteed notes, due 12/15/12 ....    $      267,500
                Owens-Brockway Glass Container, Inc.:
     115,000      8.875%, company guaranteed notes
                  due 2/15/09 ...............................           124,200
     125,000      7.75%, company guaranteed notes
                  due 5/15/11 ...............................           133,125
     150,000      8.75%, secured notes, due 11/15/12 ........           165,000
   1,000,000    Owens-Illinois, Inc., 7.15%
                  senior notes, due 5/15/05 .................         1,030,000

                                                                      1,719,825

Containers - Paper and Plastic - 0.9%
                Sealed Air Corp.:
     125,000      5.375%, senior notes, due 4/15/08 (144A) ..           132,216
     700,000      6.875%, bonds, due 7/15/33 (144A) .........           751,598

                                                                        883,814

Cosmetics and Toiletries - 0.5%
     195,000    Gillette Co., 4.125%
                  senior notes, due 8/30/07(omega) ..........           203,062
     285,000    Procter & Gamble Co., 4.75%
                  notes, due 6/15/07 ........................           302,676

                                                                        505,738

Data Processing and Management - 0.2%
     175,000    Fiserv, Inc., 4.00%
                  notes, due 4/15/08 ........................           176,338

Diversified Financial Services - 0.7%
                General Electric Capital Corp.:
     500,000      2.85%, notes, due 1/30/06 .................           506,965
     185,000      6.00%, notes, due 6/15/12 .................           202,332

                                                                        709,297

Diversified Operations - 2.0%
     275,000    Hutchison Whampoa International, Ltd.
                  5.45%, company guaranteed notes
                  due 11/24/10 (144A) .......................           279,616
                Tyco International Group S.A.:
     325,000      6.375%, company guaranteed notes
                  due 2/15/06** .............................           346,015
     450,000      5.80%, company guaranteed notes
                  due 8/1/06** ..............................           475,804
     275,000      6.375%, company guaranteed notes
                  due 10/15/11** ............................           295,563
     500,000      6.00%, senior notes
                  due 11/15/13 (144A)** .....................           519,815

                                                                      1,916,813

Diversified Operations - Commercial Services - 0.4%
     350,000    Cendant Corp., 6.25%
                  notes, due 3/15/10 ........................           382,127

E-Commerce/Services - 0.2%
     175,000    InterActiveCorp, 7.00%
                  notes, due 1/15/13 ........................           194,392

Electric - Integrated - 6.6%
      30,000    AmerenEnergy Generating Co., 7.95%
                  senior notes, due 6/1/32 ..................            36,868
      50,000    Centerpoint Energy, Inc., 5.875%
                  senior notes, due 6/1/08 ..................            51,581

Electric - Integrated - (continued)
                CMS Energy Corp.:
$    250,000      7.625%, senior notes, due 11/15/04 ........    $      255,630
     250,000      7.50%, senior notes, due 1/15/09 ..........           260,625
     250,000      7.75%, senior notes, due 8/1/10 (144A) ....           265,000
                Dominion Resources, Inc.:
     500,000      5.125%, senior notes, due 12/15/09 ........           521,233
     350,000      5.00%, senior notes, due 3/15/13 ..........           349,069
     475,000    MidAmerican Energy Holdings Co., 3.50%
                  senior notes, due 5/15/08 .................           468,173
     200,000    Northern States Power Co., 2.875%
                  first mortgage notes, due 8/1/06 ..........           201,119
                Public Service Company of Colorado:
      50,000      6.875%, senior notes, due 7/15/09 .........            56,830
     150,000      7.875%, collateralized trust notes
                  due 10/1/12 ...............................           183,798
     225,000    Public Service Enterprise Group, Inc., 5.50%
                  company guaranteed notes, due 12/1/15 .....           227,203
                Southern California Edison Co.:
     200,000      7.625%, notes, due 1/15/10 ................           231,750
     100,000      5.00%, first mortgage notes, due 1/15/14 ..           100,495
     200,000      6.00%, first mortgage notes, due 1/15/34 ..           201,242
     225,000    Southwestern Public Service Co., 5.125%
                  senior notes, due 11/1/06 .................           238,780
     275,000    TXU Australia Holdings Partnership L.P.
                  6.15%, notes, due 11/15/13 (144A) .........           288,373
                TXU Corp.:
     820,000      6.375%, senior notes, due 6/15/06 .........           879,450
     700,000      6.375%, notes, due 1/1/08 .................           750,750
     325,000    TXU Energy Co., 7.00%
                  senior notes, due 3/15/13 .................           362,364
                Xcel Energy, Inc.:
     200,000      3.40%, senior notes, due 7/1/08 ...........           196,741
     325,000      7.00%, senior notes, due 12/1/10 ..........           371,060

                                                                      6,498,134

Electronic Components - Semiconductors - 0.1%
      75,000    Amkor Technology, Inc., 10.50%
                  senior subordinated notes, due 5/1/09 .....            79,688

Fiduciary Banks - 0.4%
     375,000    Bank of New York Company, Inc., 2.20%
                  senior notes, due 5/12/06 .................           375,216

Finance - Auto Loans - 2.8%
                Ford Motor Credit Co.:
     275,000      5.625%, notes, due 10/1/08 ................           282,651
     375,000      7.00%, notes, due 10/1/13 .................           396,042
                General Motors Acceptance Corp.:
   1,000,000      4.50%, notes, due 7/15/06 .................         1,028,728
     500,000      5.85%, senior unsubordinated notes
                  due 1/14/09 ...............................           526,912
     450,000      6.875%, notes, due 9/15/11 ................           484,485

                                                                      2,718,818

Finance - Commercial - 0.6%
     550,000    Caterpillar Financial Services Corp., 2.35%
                  notes, due 9/15/06 ........................           547,293

Finance - Consumer Loans - 1.3%
                Household Finance Corp.:
     225,000      3.375%, notes, due 2/21/06 ................           230,310
     275,000      4.625%, notes, due 1/15/08 ................           287,284
                SLM Corp.:
     475,000      3.95%, notes, due 8/15/08 .................           481,530
     275,000      4.00%, notes, due 1/31/14(omega) ..........           274,863

                                                                      1,273,987

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  81

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Credit Card - 0.4%
$    350,000    Capital One Bank, 5.75%
                  notes, due 9/15/10 ........................    $      375,490

Finance - Investment Bankers/Brokers - 0.4%
     375,000    Citigroup, Inc., 4.875%
                  subordinated notes, due 5/7/15 ............           369,875

Finance - Other Services - 0.1%
     100,000    Athena Neuro Financial LLC, 7.25%
                  company guaranteed notes, due 2/21/08 .....            96,500

Food - Dairy Products - 0.9%
                Dean Foods Co.:
     775,000      6.625%, senior notes, due 5/15/09 .........           821,500
     100,000      6.90%, senior notes, due 10/15/17 .........           103,000

                                                                        924,500

Food - Diversified - 2.0%
                Del Monte Corp.:
      45,000      9.25%, company guaranteed notes
                  due 5/15/11 ...............................            49,500
     110,000      8.625%, senior subordinated notes
                  due 12/15/12(omega) .......................           121,000
                General Mills, Inc.:
     525,000      3.875%, notes, due 11/30/07 ...............           534,801
     100,000      6.00%, notes, due 2/15/12 .................           108,125
                Kellogg Co.:
     200,000      6.00%, notes, due 4/1/06 ..................           213,938
     350,000      2.875%, senior notes, due 6/1/08 ..........           341,006
     500,000      6.60%, notes, due 4/1/11 ..................           564,083

                                                                      1,932,453

Food - Retail - 0.4%
     100,000    Domino's, Inc., 8.25%
                  senior subordinated notes, due 7/1/11 .....           107,000
     200,000    Safeway, Inc., 6.15%, notes, due 3/1/06 .....           214,086
     100,000    Stater Brothers Holdings, Inc., 10.75%
                  senior notes, due 8/15/06 .................           105,500

                                                                        426,586

Foreign Government - 0.5%
                United Mexican States:
     100,000      4.625%, notes, due 10/8/08 ................           101,250
     250,000      5.875%, notes, due 1/15/14 ................           249,250
     150,000      8.00%, notes, due 9/24/22 .................           165,375

                                                                        515,875

Funeral Services And Related Items - 0.2%
     150,000    Service Corporation International, 6.00%
                  notes, due 12/15/05 .......................           154,125

Gas - Distribution - 0.6%
     475,000    Southwest Gas Corp., 7.625%
                  senior notes, due 5/15/12 .................           544,378

Home Decoration Products - 0.3%
     350,000    Newell Rubbermaid, Inc., 4.00%
                  notes, due 5/1/10 .........................           341,802

Hotels and Motels - 0.9%
     850,000    Starwood Hotels & Resorts Worldwide, Inc.
                  6.75% notes, due 11/15/05 .................           888,250

Investment Management and Advisory Services - 0.3%
     250,000    Franklin Resources, Inc., 3.70%
                  notes, due 4/15/08 ........................           249,826

Leisure, Recreation and Gaming - 0.3%
$    250,000    Hard Rock Hotel, Inc., 8.875%
                  notes, due 6/1/13 .........................    $      271,250

Life and Health Insurance - 2.0%
     500,000    Americo Life, Inc., 7.875%
                  notes, due 5/1/13 (144A) ..................           515,000
     250,000    Nationwide Financial Services, Inc., 5.625%
                  notes, due 2/13/15 ........................           262,425
     650,000    Provident Companies, Inc., 6.375%
                  senior notes, due 7/15/05 .................           678,540
     500,000    StanCorp Financial Group, Inc., 6.875%
                  senior notes, due 10/1/12 .................           549,080

                                                                      2,005,045

Linen Supply and Related Items - 0.1%
     105,000    Cintas Corp., 6.00%
                  company guaranteed notes, due 6/1/12 ......           114,609

Machine Tools and Related Products - 0.9%
     800,000    Kennametal, Inc., 7.20%
                  senior notes, due 6/15/12 .................           874,094

Medical - HMO - 1.5%
     400,000    Coventry Health Care, Inc., 8.125%
                  senior notes, due 2/15/12 .................           446,000
                UnitedHealth Group, Inc.:
     250,000      5.20%, notes, due 1/17/07 .................           266,389
     350,000      3.30%, senior notes, due 1/30/08 ..........           349,321
     250,000      4.875%, notes, due 4/1/13 .................           253,955
     110,000    WellPoint Health Networks, Inc., 6.375%
                  notes, due 6/15/06 ........................           119,564

                                                                      1,435,229

Medical - Hospitals - 2.0%
                HCA, Inc.:
     750,000      5.25%, notes, due 11/6/08 .................           773,787
     500,000      6.95%, senior notes, due 5/1/12 ...........           547,124
     750,000      6.25%, notes, due 2/15/13 .................           786,334

                                                                      2,107,245

Medical - Nursing Homes - 0.6%
     575,000    Manor Care, Inc., 6.25%
                  company guaranteed notes, due 5/1/13 ......           611,656

Medical Labs and Testing Services - 0.7%
     600,000    Quest Diagnostics, Inc., 6.75%
                  company guaranteed notes, due 7/12/06 .....           653,545

Medical Products - 0.2%
      50,000    Fresenius Medical Care Capital Trust IV
                  7.875%, company guaranteed notes
                  due 6/15/11 ...............................            54,000
     150,000    Mallinckrodt, Inc., 6.75%
                  notes, due 9/15/05 ........................           158,661

                                                                        212,661

Metal - Diversified - 0.4%
     350,000    Freeport-McMoRan Copper & Gold, Inc.
                  10.125%, senior notes, due 2/1/10 .........           397,250

Metal Processors and Fabricators - 0.3%
     325,000    Precision Castparts Corp., 5.60%
                  company guaranteed notes
                  due 12/15/13 (144A) .......................           331,385

Motorcycle and Motor Scooter Manufacturing - 0.3%
     250,000    Harley-Davidson, Inc., 3.625%
                  notes, due 12/15/08 (144A) ................           250,150

See Notes to Schedules of Investments and Financial Statements

82  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Multi-Line Insurance - 0.7%
                Farmers Insurance Exchange:
$    285,000      8.50%, notes, due 8/1/04 (144A) ...........    $      290,557
     150,000      8.625%, notes, due 5/1/24 (144A) ..........           165,000
     175,000    Royal & Sun Alliance Insurance Group
                  8.95%, company guaranteed notes
                  due 10/15/29 ..............................           184,654

                                                                        640,211

Multimedia - 2.4%
                Belo Corp.:
     260,000      7.125%, senior notes, due 6/1/07 ..........           291,663
     100,000      8.00%, senior unsubordinated notes
                  due 11/1/08 ...............................           117,206
     125,000    Corus Entertainment, Inc., 8.75%
                  senior subordinated notes, due 3/1/12 .....           140,000
     300,000    News America, Inc., 6.625%
                  senior notes, due 1/9/08 ..................           332,959
                Time Warner, Inc.:
     550,000      5.625%, company guaranteed notes
                  due 5/1/05 ................................           574,624
     525,000      6.875%, company guaranteed notes
                  due 5/1/12 ................................           589,415
     250,000    Viacom, Inc., 6.40%
                  company guaranteed notes, due 1/30/06 .....           270,316

                                                                      2,316,183

Mutual Insurance - 1.1%
                Liberty Mutual Insurance Co.:
     125,000      8.50%, notes, due 5/15/25 (144A) ..........           136,165
     300,000      7.875%, notes, due 10/15/26 (144A) ........           314,757
     200,000      7.697%, notes, due 10/15/97 (144A) ........           190,489
     245,000    Nationwide Mutual Insurance Co., 7.50%
                  notes, due 2/15/24 (144A) .................           252,896
     200,000    New York Life Insurance Co., 5.875%
                  notes, due 5/15/33 (144A) .................           201,954

                                                                      1,096,261

Networking Products - 0%
       4,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated
                  debentures, due 5/1/03 (144A)(omega),(delta)
                  ss.,(sigma) ...............................                 0

Non-Hazardous Waste Disposal - 1.6%
     125,000    Allied Waste North America, Inc., 10.00%
                  company guaranteed notes, due 8/1/09 ......           134,688
                Waste Management, Inc.:
     775,000      7.375%, senior notes, due 8/1/10 ..........           903,224
     500,000      6.375%, company guaranteed notes
                  due 11/15/12 ..............................           550,197

                                                                      1,588,109

Oil - Field Services - 0.2%
     200,000    Halliburton Co., 5.50%
                  notes, due 10/15/10 (144A) ................           210,718

Oil and Gas Drilling - 0.1%
      50,000    Westport Resources Corp., 8.25%
                  company guaranteed notes
                  due 11/1/11 (144A) ........................            55,000

Oil Companies - Exploration and Production - 0.9%
$    450,000    Devon Energy Corp., 2.75%
                  senior notes, due 8/1/06 ..................    $      449,883
      80,000    Magnum Hunter Resources, Inc., 9.60%
                  company guaranteed notes, due 3/15/12 .....            90,400
                Pemex Project Funding Master Trust:
     275,000      6.125%, company guaranteed notes
                  due 8/15/08 ...............................           290,125
      20,000      8.625%, company guaranteed notes
                  due 2/1/22(omega) .........................            22,100

                                                                        852,508

Oil Companies - Integrated - 1.7%
     405,000    ChevronTexaco Capital Co., 3.50%
                  company guaranteed notes, due 9/17/07 .....           413,782
     845,000    Conoco Funding Co., 5.45%
                  company guaranteed notes, due 10/15/06 ....           906,148
                Occidental Petroleum Corp.:
     150,000      5.875%, senior notes, due 1/15/07 .........           162,798
     175,000      4.25%, notes, due 3/15/10 .................           177,189

                                                                      1,659,917

Paper and Related Products - 0.1%
      50,000    Boise Cascade Corp., 6.50%
                  senior notes, due 11/1/10 .................            52,768

Pharmacy Services - 0.5%
     450,000    Medco Health Solutions, Inc., 7.25%
                  senior notes, due 8/15/13 .................           504,603

Pipelines - 1.1%
     125,000    El Paso Corp., 7.875%
                  notes, due 6/15/12 ........................           118,281
     106,000    Gulfterra Energy Partners L.P., 8.50%
                  company guaranteed notes, due 6/1/10 ......           120,973
     250,000    Kaneb Pipe Line Operating Partnership L.P.
                  5.875%, senior notes, due 6/1/13 ..........           261,084
     242,875    Kern River Funding Corp., 4.893%
                  company guaranteed notes
                  due 4/30/18 (144A)(omega) .................           243,961
     250,000    Panhandle Eastern Pipe Line Co., 4.80%
                  notes, due 8/15/08 (144A) .................           258,733
      75,000    Plains All American Pipeline L.P., 5.625%
                  senior notes, due 12/15/13 (144A) .........            76,875

                                                                      1,079,907

Property and Casualty Insurance - 2.7%
     125,000    First American Capital Trust I, 8.50%
                  company guaranteed notes, due 4/15/12 .....           146,250
     600,000    Fund American Companies, Inc., 5.875%
                  notes, due 5/15/13 ........................           616,056
     125,000    Kingsway America, Inc., 7.50%
                  senior notes, due 2/1/14 ..................           123,889
     600,000    Markel Corp., 6.80%, notes, due 2/15/13 .....           637,975
     100,000    Progressive Corp., 6.25%
                  senior notes, due 12/1/32 .................           105,964
     500,000    Travelers Property Casualty Corp., 5.00%
                  senior notes, due 3/15/13 .................           504,346
     500,000    W. R. Berkley Corp., 5.875%
                  senior notes, due 2/15/13 .................           521,472

                                                                      2,655,952

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  83

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Publishing - Periodicals - 0.5%
                Dex Media East LLC:
$     50,000      9.875%, company guaranteed notes
                  due 11/15/09 ..............................    $       56,625
      70,000      12.125%, company guaranteed notes
                  due 11/15/12 ..............................            84,175
     200,000    Dex Media West LLC, 9.875%
                  senior subordinated notes
                  due 8/15/13 (144A) ........................           227,500
      75,000    Dex Media, Inc., 8.00%
                  notes, due 11/15/13 (144A) ................            77,250

                                                                        445,550

Radio - 0.1%
     125,000    XM Satellite Radio Holdings, Inc., 12.00%
                  secured notes, due 6/15/10 ................           143,750

Reinsurance - 0.2%
     200,000    Berkshire Hathaway, Inc., 4.625%
                  notes, due 10/15/13 (144A) ................           198,546

Retail - Apparel and Shoe - 0.8%
     750,000    Gap, Inc., 6.90%
                  notes, due 9/15/07 ........................           821,250

Retail - Discount - 0.2%
     200,000    Wal-Mart Stores, Inc., 6.875%
                  senior notes, due 8/10/09 .................           231,337

Retail - Drug Store - 0.1%
                Rite Aid Corp.:
      50,000      7.625%, senior notes, due 4/15/05 .........            50,750
      50,000      7.125%, notes, due 1/15/07 ................            50,875

                                                                        101,625

Retail - Major Department Stores - 0.6%
     447,000    J.C. Penney Company, Inc., 6.00%
                  debentures, due 5/1/06 ....................           447,000
     125,000    Saks, Inc., 8.25%
                  company guaranteed notes, due 11/15/08 ....           138,750

                                                                        585,750

Retail - Restaurants - 0%
      40,000    Yum! Brands, Inc., 7.70%
                  senior notes, due 7/1/12 ..................            46,000

Savings/Loan/Thrifts - 0.6%
     150,000    Chevy Chase Bank FSB, 6.875%
                  subordinated notes, due 12/1/13 ...........           154,125
      85,000    Sovereign Capital Trust, 9.00%
                  company guaranteed notes, due 4/1/27 ......            97,195
     225,000    Webster Bank, 5.875%
                  subordinated notes, due 1/15/13 ...........           234,344
     100,000    Webster Capital Trust II, 10.00%
                  company guaranteed notes, due 4/1/27 ......           120,126

                                                                        605,790

Shipbuilding - 0.3%
     275,000    Ship Finance International, Ltd., 8.50%
                  senior notes, due 12/15/13 (144A) .........           273,969

Specified Purpose Acquisition Company - 0.4%
     425,000    OneAmerica Financial Partners, 7.00%
                  bonds, due 10/15/33 (144A) ................           440,153

Super-Regional Banks - 0.4%
     350,000    U.S. Bancorp, 2.75%
                  senior notes, due 3/30/06 .................           354,935

Telephone - Integrated - 0.2%
$    175,000    Deutsche Telekom International Finance B.V.
                  3.875%, company guaranteed notes
                  due 7/22/08** .............................    $      175,368
      50,000    Qwest Services Corp., 13.50%
                  notes, due 12/15/10 (144A) ................            60,250

                                                                        235,618

Television - 1.7%
                British Sky Broadcasting Group PLC:
     215,000      7.30%, company guaranteed notes
                  due 10/15/06 ..............................           239,384
     750,000      6.875%, company guaranteed notes
                  due 2/23/09 ...............................           844,712
                Univision Communications, Inc.:
     175,000      3.50%, senior notes, due 10/15/07 .........           175,577
     425,000      3.875%, senior notes, due 10/15/08 ........           421,828

                                                                      1,681,501

Theaters - 0.2%
     150,000    AMC Entertainment, Inc., 9.875%
                  senior subordinated notes, due 2/1/12 .....           168,375

Transportation - Railroad - 0.1%
     100,000    CSX Corp., 4.875%
                  notes, due 11/1/09 ........................           103,854

Veterinary Diagnostics - 0.1%
      65,000    Vicar Operating, Inc., 9.875%
                  company guaranteed notes, due 12/1/09 .....            71,500

Water - 0.1%
     125,000    United Utilities PLC, 5.375%
                  bonds, due 2/1/19 .........................           123,975

Wireless Equipment - 0.2%
                American Tower Corp.:
     175,000      9.375%, senior notes, due 2/1/09 ..........           185,938
      25,000      7.50%, senior notes, due 5/1/12 (144A) ....            24,250

                                                                        210,188
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $62,366,640) ....................        65,142,404
--------------------------------------------------------------------------------
Foreign Bonds - 1.3%
Automotive - Truck Parts and Equipment - Original - 0.4%
EUR
     250,000    TRW Automotive, Inc., 10.125%
                  senior notes, due 2/15/13** ...............           357,160

Cable Television - 0.1%
EUR
     150,000    Telenet Communications N.V., 9.00%
                  senior notes, due 12/15/13 (144A)** .......           196,594

Drug Delivery Systems - 0.2%
EUR
     150,000    Fresenius Finance B.V., 7.75%
                  company guaranteed notes, due 4/30/09** ...           205,911

Foreign Government - 0.2%
EUR
     150,000    Deutscheland Republic, 5.00%
                  bonds, due 7/4/12** .......................           198,228

Venture Capital - 0.4%
EUR
     270,000    Valentia Telecommunications, Ltd., 7.25%
                  company guaranteed notes, due 8/15/13** ...           368,963
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $1,125,124) .......................         1,326,856
--------------------------------------------------------------------------------
Preferred Stock - 0.6%
Automotive - Cars and Light Trucks - 0.1%
       2,700    General Motors Corp. - Series C
                  convertible, 6.25% ........................            83,619

See Notes to Schedules of Investments and Financial Statements

84  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Other Services - 0.2%
       3,425    Chevy Chase Preferred Capital Corp.
                  - Series A, convertible, 10.375% ..........    $      199,164

Real Estate Investment Trusts (REIT) -
  Shopping Centers - 0.1%
       2,525    Saul Centers, Inc., 8.00% ...................            68,175

Savings/Loan/Thrifts - 0.2%
       9,225    Chevy Chase Bank FSB, 8.00% .................           267,064
--------------------------------------------------------------------------------
Total Preferred Stock (cost $578,164) .......................           618,022
--------------------------------------------------------------------------------
Warrants - 0%
Telephone - Integrated - 0%
           1    Versatel Telecom B.V. - expires 5/15/08*,
                  (beta),(sigma)(cost $0) ...................                 0
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.5%
                Fannie Mae:
$  2,100,000      2.875%, due 10/15/05 ......................         2,138,307
      50,000      3.25%, due 11/15/07# ......................            50,478
   2,165,000      5.25%, due 1/15/09# .......................         2,339,437
   1,165,000      6.25%, due 2/1/11 .........................         1,297,954
     395,000      6.00%, due 5/15/11 ........................           440,576
     280,000      6.125%, due 3/15/12 .......................           314,521
   1,000,000      5.25%, due 8/1/12 .........................         1,039,190
     405,000      4.375%, due 9/15/12 .......................           404,146
     375,000      4.625%, due 5/1/13# .......................           369,701
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $8,248,056) ............         8,394,310
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 20.9%
                U.S. Treasury Notes/Bonds:
     265,000      1.875%, due 12/31/05# .....................           265,445
      55,000      1.875%, due 1/31/06 .......................            55,052
   3,060,000      2.625%, due 11/15/06# .....................         3,091,077
     839,000      3.375%, due 11/15/08# .....................           849,094
      80,000      3.375%, due 12/15/08# .....................            80,872
   2,670,000      3.25%, due 1/15/09# .......................         2,681,785
     540,000      5.75%, due 8/15/10# .......................           608,259
   1,760,000      5.00%, due 2/15/11# .......................         1,901,349
   2,270,000      4.25%, 11/15/13# ..........................         2,290,571
   2,301,589      2.00%, due 1/15/14#,(pi) ..................         2,332,343
     905,000      7.25%, due 5/15/16# .......................         1,140,018
     261,000      7.25%, due 8/15/22# .......................           333,825
   2,275,000      6.25%, due 8/15/23# .......................         2,629,668
     825,000      6.25%, due 5/15/30# .......................           967,796
   1,220,000      5.375%, due 2/15/31**,# ...................         1,293,963
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $20,335,383) ..........        20,521,117
--------------------------------------------------------------------------------
Other Securities - 19.5%
                State Street Navigator Securities Lending
  19,215,156      Prime Portfolio+ (cost $19,215,156) .......        19,215,156
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 0.6%
                Federal Home Loan Bank System, 0.95%
     600,000      2/2/04 (amortized cost $599,984) ..........           599,984
--------------------------------------------------------------------------------
Total Investments (total cost $112,468,507) - 117.8% ........       115,817,849
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - (17 8)%    (17,512,467)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   98,305,382
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
43 Contracts    U.S. Treasury - 10-year Note
                  expires March 2004, principal
                  amount $4,777,333, value $4,877,813
                  cumulative appreciation ...................    $     (100,480)
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2004

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Australia                                          0.5%          $       515,208
Belgium                                            0.2%                  196,593
Bermuda                                            0.2%                  273,969
Canada                                             1.5%                1,718,681
Cayman Islands                                     0.2%                  279,616
Germany                                            0.3%                  373,596
Ireland                                            0.3%                  368,963
Luxembourg                                         1.4%                1,637,196
Mexico                                             0.5%                  515,875
Netherlands                                        0.2%                  205,911
United Kingdom                                     1.3%                1,527,196
United States++                                   93.4%              108,205,045
--------------------------------------------------------------------------------
Total                                            100.0%          $   115,817,849

++Includes Short-Term Securities (76.3% excluding Short-Term Securities)

Forward Currency Contracts, Open At January 31, 2004

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Euro 3/26/04                    1,070,000    $     1,326,888    $       (76,353)
--------------------------------------------------------------------------------
Total                                        $     1,326,888    $       (76,353)

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  85

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MONEY MARKET FUND (unaudited)

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]
J. Eric Thorderson
portfolio manager

MARKET OVERVIEW

The Federal Reserve left short-term rates unchanged at 1.00% during the latest Federal Open Market Committee meeting, saying it can afford to "be patient" before it considers raising this closely watched number. In the meantime, market sentiment remains somewhat mixed as speculation continues over whether the central bank will raise rates sometime in 2004. That said, yields on 30-day commercial paper continue to be comparable to the Fed's rate and are reflected in the Fund's low yields. However, there have been a few instances where yields on one-year securities have approached 1.50%. New security issuance remains low, although asset-backed securities continue to be improving.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS MARKET ENVIRONMENT?
We continued to focus on our mandate of maximizing current income to the extent consistent with stability of capital. We were able to find what we believe to be an optimal balance of floating-rate securities, overnight securities, and securities along the yield curve that seemed to offer the best value. We were able to do this while maintaining sufficient liquidity to meet our shareholders' liquidity needs.

Q. IN GENERAL, WHAT IMPACT DOES A MONEY MARKET FUND'S WEIGHTED AVERAGE MATURITY HAVE ON ITS YIELD?
In a period when interest rates are declining, a longer weighted average maturity will keep the yield on a money market fund higher for a longer time period. During times when interest rates are rising, a shorter weighted average maturity will allow a fund's yield to rise faster.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE? When we could buy longer-maturing securities at a higher rate than short-term issues, we took advantage and bought the longer-term securities. Given that the yield on these securities stayed higher, even as market yields declined, they were our best-performing holdings within the guidelines and restrictions imposed by federal regulations on our Fund.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE? Our exposure to shorter-dated and floating-rate securities negatively impacted the Fund because these securities both matured sooner and had to be reinvested at lower yields, or, in the case of floating-rate securities, the interest rate adjusted downward throughout the period.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?
We will continue to pursue our three-pronged approach to money management: stability of principal, liquidity and conservative credit analysis. Our objective is to carefully maximize yield within these constraints by gaining an information edge through intensive research. We will continue our balance of floating-rate securities, one-year securities, and overnight (or highly liquid) securities. We will be cautious not to over-extend the Fund when interest rates begin to rise and remain liquid enough to take advantage of these higher rates as they occur.

--------------------------------------------------------------------------------
FUND STRATEGY

To seek maximum current income to the extent consistent with stability of capital by investing primarily in high quality debt obligations and obligations of financial institutions.

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JANUARY 31, 2004
-------------------------------------------------------------
I Shares
  Fiscal Year-to-Date                                  0.18%
  1 Year                                               0.42%
  5 Year                                               2.93%
  From Inception Date of Predecessor Fund 5/1/95       3.53%
-------------------------------------------------------------
C Shares
  Fiscal Year-to-Date                                  0.30%
  1 Year                                               0.66%
  5 Year                                               2.54%
  From Inception Date of Predecessor Fund 5/1/95       3.20%
-------------------------------------------------------------
Seven-Day Current Yield
  I Shares
    With Reimbursement                                 0.34%
    Without Reimbursement                               N/A*
  C Shares
    With Reimbursement                                 0.58%
    Without Reimbursement                              0.13%
-------------------------------------------------------------

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and distributions.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The yield more closely reflects the current earnings of Janus Adviser Money Market Fund than the total return.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

*Expenses for the 7-day period were higher than the income, thus creating a net expense of 0.11% for I Shares.

86  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Commercial Paper- 6.0%
$  1,000,000    K2 (U.S.A.) LLC
                  1.15%, 2/26/04 (144A)
                  (cost $999,201) ...........................    $      999,201
--------------------------------------------------------------------------------
Floating Rate Note - 6.0%
   1,000,000    Associated Bank N.A., Green Bay
                  1.1625%, 2/3/04 (cost $1,000,000) .........         1,000,000
--------------------------------------------------------------------------------
Repurchase Agreement - 23.3%
   3,900,000    Citigroup Global Markets, Inc., 1.1125%
                  dated 1/30/04, maturing 2/2/04
                  to be repurchased at $3,900,362
                  collateralized by $3,963,506 in U.S.
                  Government Agencies, 0%-9.50%
                  3/1/07-2/1/34; with a value of $3,978,000
                  (cost $3,900,000) .........................         3,900,000
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 58.4%
     980,000    A.E. Realty LLC, Series 2003
                  1.15%, 10/1/23 ............................           980,000
     650,000    Advocare of South Carolina, Inc.
                  1.10%, 6/1/17 .............................           650,000
     100,000    Arapahoe County, Colorado, Industrial
                  Development Revenue, (Cottrell)
                  Series B 1.30%, 10/1/19 ...................           100,000
   1,290,000    Arbor View III LLC, Series 2001-A
                  1.19%, 8/1/28 .............................         1,290,000
     310,000    Breckenridge Terrace LLC
                  1.15%, 5/1/39 .............................           310,000
     430,000    California Infrastructure and Economic
                  Development Bank Industrial Revenue
                  Series B, 1.20%, 4/1/24 ...................           430,000
     200,000    Capel, Inc.
                  1.15%, 9/1/09 .............................           200,000
     350,000    Colorado Housing Facilities Revenue
                  (Tenderfoot Seasonal Housing LLC)
                  Series A, 1.15%, 7/1/35 ...................           350,000
   1,740,000    Cunat Capital Corp., Series 1998-A
                  1.35%, 12/1/28 ............................         1,740,000
     250,000    Decatur Highway Church of Christ
                  1.18%, 8/1/15 .............................           250,000
     250,000    Fox Valley Ice Arena LLC
                  1.28%, 7/1/27 .............................           250,000
     190,000    Medical Properties, Inc., North Dakota
                  (Dakota Clinic Project) 1.36%, 12/22/24 ...           190,000
     500,000    Mississippi Business Finance Corp.
                  Industrial Development Revenue
                  (Royal Vendors, Inc. Project)
                  1.30%, 6/1/24 .............................           500,000
     340,000    Montgomery, Alabama Industrial
                  Development Board of Revenue
                  (Jenkins Brick Co.)
                  Series A, 1.21%, 9/1/14 ...................           340,000
     880,000    New Jersey Economic Development
                  Authority Revenue, (Four Woodbury
                  Project), Series B, 1.43%, 5/1/31 .........           880,000
     650,000    Ohio State Higher Education Facilities
                  Revenue, (Columbus College Project)
                  Series 2003A, 1.20%, 9/1/07 ...............           650,000
     160,000    Phoenix, Illinois Realty Special Account
                  Multifamily Revenue, (Brightons Mark)
                  1.50%, 4/1/20 .............................           160,000

Taxable Variable Rate Demand Notes - (continued)
$    300,000    Saint Joseph, Missouri Industrial
                  Development Authority Revenue
                  (Albaugh, Inc. Project), Series B
                  1.65%, 11/1/19 ............................    $      300,000
     200,000    West Covina, California Public Financing
                  Authority Tax Allocation Revenue
                  1.25%, 11/1/29 ............................           200,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $9,770,000) ..         9,770,000
--------------------------------------------------------------------------------
U.S. Government Agency Notes - 5.9%
                Freddie Mac:
     500,000      1.27%, 6/2/04 .............................           497,848
     500,000      1.30%, 7/15/04 ............................           497,021
--------------------------------------------------------------------------------
Total U.S. Government Agency Notes (cost $994,869) ..........           994,869
--------------------------------------------------------------------------------
Total Investments (total cost $16,664,070) - 99.6% ..........        16,664,070
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.4%            59,254
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   16,723,324
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                      Janus Adviser Series  January 31, 2004  87

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                                        Janus            Janus          Janus           Janus
                                                        Janus          Adviser          Adviser        Adviser         Adviser
As of January 31, 2004 (unaudited)                      Adviser        Capital          Mid Cap       Growth and         Core
(all numbers in thousands except net                    Growth       Appreciation       Growth          Income          Equity
asset value per share)                                   Fund            Fund           Fund(1)          Fund            Fund

---------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(7)                             $    375,176    $    934,135    $    220,634    $    225,521    $     40,627

  Investments at value(7)                            $    432,065    $  1,165,933    $    286,186    $    271,068    $     48,097
    Cash                                                      300              --             333              --              24
    Receivables:
      Investments sold                                      1,303           3,732             706           1,530           1,634
      Fund shares sold                                        332           2,031             120             280              26
      Dividends                                               213             508             113             224              27
      Interest                                                 11              23               3              40              --
      Due from Advisor                                         --              --              --              --              --
    Other assets                                                5              12               3               4               1
  Variation Margin                                             --              --              --              --              --
  Forward currency contracts                                   19              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Assets                                              434,248       1,172,239         287,464         273,146          49,809
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                                           --           4,520              --             248              --
    Securities loaned (Note 1)                              5,040          13,842          17,425             389              --
    Investments purchased                                   1,575              --              77              42             923
    Fund shares repurchased                                 4,638           2,944           1,051             670              86
    Dividends                                                  --              --              --              --              --
    Advisory fees                                             236             640             143             153              23
    Transfer agent fees and expenses                            1               4               3               1               2
    Administrative fees - I Shares                             92             242              58              56               8
    Distribution fees - I Shares                               92             242              58              56               8
    Distribution fees - C Shares                                3              17               1              13               9
    Tax liability                                              --              --              --              --              --
  Accrued expenses                                             26              38              15              12              20
  Variation Margin                                             --              --              --              --              --
  Forward currency contracts                                   53              --              --             292             111
---------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                          11,756          22,489          18,831           1,932           1,190
---------------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $    422,492    $  1,149,750    $    268,633    $    271,214    $     48,619
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*           $    478,278    $  1,113,179    $    518,690    $    261,281    $     42,658
  Undistributed net investment income/(loss)*                (840)         (1,332)           (823)            (84)            (81)
  Undistributed net realized gain/(loss) from
    investments and foreign currency transactions*       (111,800)       (193,896)       (314,786)        (35,239)         (1,318)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations          56,854         231,799          65,552          45,256           7,360
---------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                     $    422,492    $  1,149,750    $    268,633    $    271,214    $     48,619
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                                $    419,628    $  1,130,915    $    266,954    $    256,921    $     37,829
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                          21,127          52,172          12,611          17,164           2,272
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                            $      19.86    $      21.68    $      21.17    $      14.97    $      16.65
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - C Shares                                $      2,864    $     18,835    $      1,679    $     14,293    $     10,790
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                             142             865              79             947             645
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(9)    $      20.11    $      21.77    $      21.20    $      15.09    $      16.73
---------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share(10)                 $      20.31    $      21.99    $      21.41    $      15.24    $      16.89
---------------------------------------------------------------------------------------------------------------------------------

*See Note 3 in Notes to Financial Statements.
(1) Formerly named Janus Adviser Aggressive Growth Fund.
(2) Formerly named Janus Adviser International Fund.
(3) Formerly named Janus Adviser International Value Fund.
(4) Formerly named Janus Adviser Small Cap Value Fund.
(5) Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(6) Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.

See Notes to Financial Statements.

88  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                         Janus          Janus           Janus
                                                        Janus           Janus           Adviser        Adviser         Adviser
As of January 31, 2004 (unaudited)                     Adviser         Adviser       International     Foreign         Mid Cap
(all numbers in thousands except net                   Balanced       Worldwide         Growth          Stock           Value
asset value per share)                                   Fund            Fund           Fund(2)         Fund(3)          Fund

---------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(7)                             $    935,393    $    930,069    $    335,142    $      2,140    $     15,075

  Investments at value(7)                            $  1,033,569    $  1,138,854    $    450,773    $      2,848    $     17,162
    Cash                                                      264             720              12              62              24
    Receivables:
      Investments sold                                     15,099          21,375           5,549               8             275
      Fund shares sold                                        551             625             565               1              54
      Dividends                                               350           2,098             853               3              20
      Interest                                              6,447               8               6              --              --
      Due from Advisor                                         --              --              --               5              35
    Other assets                                               13              13               6              --              --
  Variation Margin                                             --              --              --              --               1
  Forward currency contracts                                   --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Assets                                            1,056,293       1,163,693         457,764           2,927          17,571
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                                           --              --              --              --              --
    Securities loaned (Note 1)                             56,729          20,500           6,008              --           1,538
    Investments purchased                                   6,588          15,895           1,826              86             305
    Fund shares repurchased                                 2,656          12,128           2,365              --               4
    Dividends                                                  --              --              --              --              --
    Advisory fees                                             557             633             263               2               8
    Transfer agent fees and expenses                            3               2               2              --               1
    Administrative fees - I Shares                            209             244              96               1               3
    Distribution fees - I Shares                              209             244              96               1               3
    Distribution fees - C Shares                               23               1               2              --               1
    Tax liability                                              --           2,851           4,207              --              --
  Accrued expenses                                             40             209              92              11              24
  Variation Margin                                             --              --              --              --              --
  Forward currency contracts                                1,820              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                          68,834          52,707          14,957             101           1,887
---------------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $    987,459    $  1,110,986    $    442,807    $      2,826    $     15,684
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*           $    961,150    $  1,370,600    $    549,246    $      2,513    $     14,205
  Undistributed net investment income/(loss)*                 747          (1,545)           (569)            (12)             27
  Undistributed net realized gain/(loss) from
    investments and foreign currency transactions*        (70,796)       (464,114)       (217,311)           (384)           (649)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations          96,358         206,045(8)      111,441(8)          709           2,101
---------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                     $    987,459    $  1,110,986    $    442,807    $      2,826    $     15,684
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                                $    961,233    $  1,110,047    $    440,957    $      2,750    $     14,994
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                          40,458          41,206          17,697             239           1,097
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                            $      23.76    $      26.94    $      24.92    $      11.51    $      13.67
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - C Shares                                $     26,226    $        939    $      1,850    $         76    $        690
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                           1,090              34              73               7              51
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(9)    $      24.05    $      27.37    $      25.52    $      11.65    $      13.59
---------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share(10)                 $      24.30    $      27.65    $      25.77    $      11.77    $      13.73
---------------------------------------------------------------------------------------------------------------------------------


                                                         Janus          Janus           Janus           Janus           Janus
                                                         Janus         Adviser         Adviser         Adviser         Adviser
As of January 31, 2004 (unaudited)                      Adviser      Risk-Managed    Risk-Managed      Flexible         Money
(all numbers in thousands except net                 Small Company      Growth           Core           Income          Market
asset value per share)                               Value Fund(4)      Fund(5)         Fund(6)          Fund            Fund

---------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(7)                             $     11,869    $     40,356    $     10,062    $    112,469    $     16,664

  Investments at value(7)                            $     14,989    $     45,871    $     12,100         115,818    $     16,664
    Cash                                                       48              62              27              20              86
    Receivables:
      Investments sold                                        121              --              --           1,658              --
      Fund shares sold                                          2              89              --              87               9
      Dividends                                                 5              16               8              --              --
      Interest                                                 --              --              --           1,374              13
      Due from Advisor                                         --              87              32              --               6
    Other assets                                               --              --              --               1              --
  Variation Margin                                             --              --              --              --              --
  Forward currency contracts                                   --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Assets                                               15,165          46,125          12,167         118,958          16,778
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                                           --              --              --              --              --
    Securities loaned (Note 1)                                 --              --              --          19,215              --
    Investments purchased                                     220              --              --             740              --
    Fund shares repurchased                                     6              --              --             460              27
    Dividends                                                  --              --              --              24              --
    Advisory fees                                               1              25               7              48               4
    Transfer agent fees and expenses                            2              --               1               1              --
    Administrative fees - I Shares                              3               9               2              18               4
    Distribution fees - I Shares                                3               9               2              18               4
    Distribution fees - C Shares                               --               4               4              13              --
    Tax liability                                              --              --              --              --              --
  Accrued expenses                                             14              29              24              19              16
  Variation Margin                                             --              --              --              21              --
  Forward currency contracts                                   --              --              --              76              --
---------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                             249              76              40          20,653              55
---------------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $     14,916    $     46,049    $     12,127    $     98,305    $     16,723
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*           $     11,460    $     39,589    $      9,834          94,854    $     16,723
  Undistributed net investment income/(loss)*                 (10)           (112)             (6)             75              --
  Undistributed net realized gain/(loss) from
    investments and foreign currency transactions*            346             971             262             203              --
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations           3,120           5,601           2,037           3,173              --
---------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                     $     14,916    $     46,049    $     12,127    $     98,305    $     16,723
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                                $     14,873    $     41,234    $      7,258    $     83,913    $     16,692
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                           1,209           3,305             578           6,652          16,692
Net Asset Value Per Share                            $      12.30    $      12.48    $      12.56    $      12.61    $       1.00
Net Assets - C Shares                                $         43    $      4,815    $      4,869    $     14,392    $         31
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                               4             388             390           1,145              31
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(9)    $      12.25    $      12.41    $      12.49    $      12.57    $       1.00
---------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share(10)                 $      12.37    $      12.54    $      12.61    $      12.70             N/A
---------------------------------------------------------------------------------------------------------------------------------

(7)  Investments at cost and value include $4,934,187, $13,509,392, $17,037,395,
     $381,119, $55,550,721, $19,837,290, $5,850,620, $1,500,014 and $18,832,614
     of securities loaned for Janus Adviser Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Balanced Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Flexible Income Fund, respectively (Note 1).
(8) Net of foreign taxes on investments of $2,851,307 and $4,206,616 for Janus Adviser Worldwide Fund and Janus Adviser International Growth Fund, respectively.
(9) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(10) Maximum offering price is computed at 100/99 of net asset value. Not applicable to Janus Adviser Money Market Fund.

                                      Janus Adviser Series  January 31, 2004  89

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                        Janus            Janus          Janus           Janus
                                                        Janus          Adviser          Adviser        Adviser         Adviser
For the six month period ended                         Adviser         Capital          Mid Cap       Growth and         Core
January 31, 2004 (unaudited)                            Growth       Appreciation       Growth          Income          Equity
(all numbers in thousands)                               Fund            Fund           Fund(1)          Fund            Fund

---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                           $         64    $        371    $         34    $        134    $          8
  Securities loaned income                                     18              21              17               6              --
  Dividends                                                 1,581           4,912             739           1,678             251
  Foreign tax withheld                                         (2)             (2)             --              (9)             (3)
---------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                     1,661           5,302             790           1,809             256
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                             1,386           3,673             902             943             161
  Transfer agent expenses                                       1               6              --               7               2
  Registration fees                                            15              34              15              30              29
  Custodian fees                                               24              25              20              23              19
  Audit fees                                                    3               7               5               6               3
  Trustees fees and expenses                                    5               8               5               4               3
  Printing expenses                                            14              15              12               7               8
  System fees                                                   9               9              10              10              13
  Distribution fees - I Shares                                529           1,387             346             345              49
  Distribution fees - C Shares                                 15             104               5              71              54
  Administrative fees - I Shares                              529           1,387             346             345              49
  Interest Expense                                             --              --              --              --              --
  Other expenses                                                6               9               4               3               2
---------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                              2,536           6,664           1,670           1,794             392
---------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                        (1)            (30)             (1)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                2,535           6,634           1,669           1,794             392
---------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                  (34)             --             (56)             --             (55)
---------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                            2,501           6,634           1,613           1,794             337
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                 (840)         (1,332)           (823)             15             (81)
---------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
 on Investments:
  Net realized gain/(loss) from
    securities transactions                                 2,687         (23,157)          8,025             716           2,798
  Net realized gain/(loss) from foreign
    currency transactions                                      (4)             --              --             (73)            (86)
  Net realized gain/(loss) from future contracts               --              --              --              --              --
  Change in net unrealized appreciation or
    depreciation of investments and foreign
    currency translations                                  53,403         140,943          32,183          34,143           3,707
---------------------------------------------------------------------------------------------------------------------------------
Increase from payment by affiliate (Note 2)                    --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
  on Investments                                           56,086         117,786          40,208          34,786           6,419
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                          $     55,246    $    116,454    $     39,385    $     34,801    $      6,338
---------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2)  Formerly named Janus Adviser International Fund.
(3)  Formerly named Janus Adviser International Value Fund.
(4)  Formerly named Janus Adviser Small Cap Value Fund.
(5)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(6)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.
(7) Net of foreign taxes on investments of $2,851,307 and $4,206,616 for Janus Adviser Worldwide Fund and Janus Adviser International Growth Fund, respectively.

See Notes to Financial Statements.

90  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                        Janus           Janus           Janus
                                                        Janus           Janus          Adviser         Adviser         Adviser
For the six month period ended                         Adviser         Adviser      International      Foreign         Mid Cap
January 31, 2004 (unaudited)                           Balanced       Worldwide         Growth          Stock           Value
(all numbers in thousands)                               Fund            Fund           Fund(2)         Fund(3)          Fund

---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                           $      9,807    $        189    $         38    $          2    $          4
  Securities loaned income                                     38              46              43              --               2
  Dividends                                                 3,104           5,619           2,769              11             101
  Foreign tax withheld                                        (22)           (353)           (285)             (1)             --
---------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                    12,927           5,501           2,565              12             107
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                             3,329           3,717           1,548               9              38
  Transfer agent expenses                                       2               4               6               2               2
  Registration fees                                            32              27              22              17              21
  Custodian fees                                               64             337             210               6              11
  Audit fees                                                    8               8               3               9               7
  Trustees fees and expenses                                   15              17               6               4               1
  Printing expenses                                            12              86              15              11               9
  System fees                                                  13              14              15              12               9
  Distribution fees - I Shares                              1,243           1,428             593               3              14
  Distribution fees - C Shares                                147               4               8              --               3
  Administrative fees - I Shares                            1,243           1,428             593               3              14
  Interest Expense                                             --              --               1              --              --
  Other expenses                                               12              14               6               1               1
---------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                              6,120           7,084           3,026              77             130
---------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                        (4)             (3)             (1)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                6,116           7,081           3,025              77             130
---------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                  (51)           (217)            (68)            (53)            (56)
---------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                            6,065           6,864           2,957              24              74
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                6,862          (1,363)           (392)            (12)             33
---------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
 on Investments:
  Net realized gain/(loss) from
    securities transactions                                25,933          58,584          48,225             110             832
  Net realized gain/(loss) from foreign
    currency transactions                                  (1,137)           (576)            (85)           (131)             --
  Net realized gain/(loss) from future contracts               --              --              --              --               4
  Change in net unrealized appreciation or
    depreciation of investments and foreign
    currency translations                                  58,143         109,414(7)       64,977(7)          589           1,447
---------------------------------------------------------------------------------------------------------------------------------
Increase from payment by affiliate (Note 2)                    --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
  on Investments                                           82,939         167,422         113,117             568           2,283
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                          $     89,801    $    166,059    $    112,725    $        556    $      2,316
---------------------------------------------------------------------------------------------------------------------------------

                                                         Janus          Janus           Janus           Janus           Janus
                                                        Adviser        Adviser         Adviser         Adviser         Adviser
For the six month period ended                       Small Company   Risk-Managed    Risk-Managed      Flexible         Money
January 31, 2004 (unaudited)                             Value          Growth           Core           Income          Market
(all numbers in thousands)                              Fund(4)         Fund(5)         Fund(6)          Fund            Fund

---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                           $          2    $         10    $         --    $      2,734    $        118
  Securities loaned income                                     --              --              --               4              --
  Dividends                                                   115             159              77              12              --
  Foreign tax withheld                                         --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                       117             169              77           2,750             118
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                54             140              37             367              24
  Transfer agent expenses                                      14               2               1               4               2
  Registration fees                                            17              26              22              25              19
  Custodian fees                                                9              42              32              25               3
  Audit fees                                                    8               8               8               5               7
  Trustees fees and expenses                                    1               1               1               1               2
  Printing expenses                                            25              12              11               9               4
  System fees                                                  13              13              12              13              10
  Distribution fees - I Shares                                 18              48               9             119              24
  Distribution fees - C Shares                                 --              23              23              85               1
  Administrative fees - I Shares                               18              48               9             119              24
  Interest Expense                                             --              --              --               1              --
  Other expenses                                               12               5               6               2               1
---------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                189             368             171             775             121
---------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                        --              --              --              (1)             --
---------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                  189             368             171             774             121
---------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                  (62)            (87)            (88)            (55)            (37)
---------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                              127             281              83             719              84
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                  (10)           (112)             (6)          2,031              34
---------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
 on Investments:
  Net realized gain/(loss) from
    securities transactions                                   793           1,422             540             720              --
  Net realized gain/(loss) from foreign
    currency transactions                                      --              --              --              37              --
  Net realized gain/(loss) from future contracts               --             214              --             512              --
  Change in net unrealized appreciation or
    depreciation of investments and foreign
    currency translations                                   1,538           4,403           1,272           1,797              --
---------------------------------------------------------------------------------------------------------------------------------
Increase from payment by affiliate (Note 2)                    --              --              26              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
  on Investments                                            2,331           6,039           1,838           3,066              --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                          $      2,321    $      5,927    $      1,832    $      5,097    $         34
---------------------------------------------------------------------------------------------------------------------------------

                                      Janus Adviser Series  January 31, 2004  91

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

For the six month period ended                                            Janus Adviser
January 31, 2004 (unaudited)                                                  Growth
and for the fiscal year ended July 31, 2003                                    Fund
(all numbers in thousands)                                             2004             2003

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $       (840)    $     (1,279)
  Net realized gain/(loss) from investment transactions                   2,683          (29,871)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                        53,403           64,455
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          55,246           33,305
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                                 --               --
    C Shares                                                                 --               --
  Net realized gain from investment transactions*
    I Shares                                                                 --               --
    C Shares                                                                 --               --
  Return of capital*
    I Shares                                                                 --               --
    C Shares                                                                 --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --               --
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                             56,922          204,799
    C Shares                                                                339            2,790
  Reinvested dividends and distributions
    I Shares                                                                 --
    C Shares                                                                 --
  Shares repurchased
    I Shares                                                            (96,940)        (116,493)
    C Shares                                                               (742)            (147)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (40,421)          90,949
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    14,825          124,254
Net Assets:
  Beginning of period                                                   407,667          283,413
------------------------------------------------------------------------------------------------
  End of period                                                    $    422,492     $    407,667
------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $     66,261     $    215,854
  Proceeds from sales of securities                                      93,064          135,881
  Purchases of long-term U.S. government obligations                         --               --
  Proceeds from sales of long-term U.S. government obligations               --               --

Undistributed net investment income/(loss)                                 (840)              --

*See Note 3 in Notes to Financial Statements.
(1)  Formerly named Janus Adviser Aggressive Growth Fund.

See Notes to Financial Statements.

92  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


For the six month period ended                                            Janus Adviser                     Janus Adviser
January 31, 2004 (unaudited)                                           Capital Appreciation                 Mid Cap Growth
and for the fiscal year ended July 31, 2003                                    Fund                             Fund(1)
(all numbers in thousands)                                             2004             2003             2004             2003

----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     (1,332)    $     (1,110)    $       (823)    $     (1,314)
  Net realized gain/(loss) from investment transactions                 (23,157)         (77,790)           8,025          (28,629)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                       140,943          129,018           32,183           64,952
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         116,454           50,118           39,385           35,009
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                                 --             (421)              --               --
    C Shares                                                                 --               --               --               --
  Net realized gain from investment transactions*
    I Shares                                                                 --               --               --               --
    C Shares                                                                 --               --               --               --
  Return of capital*
    I Shares                                                                 --              (70)              --               --
    C Shares                                                                 --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --             (491)              --               --
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                            186,939          626,086           26,545           73,027
    C Shares                                                              1,316           21,293            1,150              547
  Reinvested dividends and distributions
    I Shares                                                                 --              489               --               --
    C Shares                                                                 --               --               --               --
  Shares repurchased
    I Shares                                                           (240,141)        (192,803)         (65,853)         (81,609)
    C Shares                                                             (5,505)          (1,276)            (124)             (86)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (57,391)         453,789          (38,282)          (8,121)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    59,063          503,416            1,103           26,888
Net Assets:
  Beginning of period                                                 1,090,687          587,271          267,530          240,642
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $  1,149,750     $  1,090,687     $    268,633     $    267,530
----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $    379,732     $    676,502     $     45,104     $    109,466
  Proceeds from sales of securities                                     248,000          252,183           72,692           91,240
  Purchases of long-term U.S. government obligations                         --            2,820               --               --
  Proceeds from sales of long-term U.S. government obligations               --               --               --               --

Undistributed net investment income/(loss)                                (1,332)             --             (823)              --

For the six month period ended                                             Janus Adviser                     Janus Adviser
January 31, 2004 (unaudited)                                             Growth and Income                    Core Equity
and for the fiscal year ended July 31, 2003                                     Fund                              Fund
(all numbers in thousands)                                             2004             2003             2004             2003

----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $         15     $        997     $        (81)    $        (81)
  Net realized gain/(loss) from investment transactions                     643          (22,081)           2,712           (2,312)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                        34,143           40,087            3,707            5,122
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          34,801           19,003            6,338            2,729
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                               (235)            (968)              --               --
    C Shares                                                                 (1)              (1)              --               --
  Net realized gain from investment transactions*
    I Shares                                                                 --               --               --               --
    C Shares                                                                 --               --               --               --
  Return of capital*
    I Shares                                                                 --               --               --               --
    C Shares                                                                 --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              (236)            (969)              --               --
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                             34,567          113,657            5,846           27,697
    C Shares                                                              2,050           12,638              533           10,099
  Reinvested dividends and distributions
    I Shares                                                                233              956               --               --
    C Shares                                                                  1                1               --               --
  Shares repurchased
    I Shares                                                            (97,332)         (63,493)         (11,324)          (7,568)
    C Shares                                                             (2,282)            (691)          (1,362)            (470)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (62,763)          63,068           (6,307)          29,758
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (28,198)          81,102               31           32,487
Net Assets:
  Beginning of period                                                   299,412          218,310           48,588           16,101
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $    271,214     $    299,412     $     48,619     $     48,588
----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $     64,346     $    155,190     $     18,560     $     46,999
  Proceeds from sales of securities                                     110,352           73,751           24,068           19,438
  Purchases of long-term U.S. government obligations                     11,487           16,959               --               --
  Proceeds from sales of long-term U.S. government obligations               --           10,172               --               --

Undistributed net investment income/(loss)                                  (84)             137              (81)              --

For the six month period ended                                             Janus Adviser
January 31, 2004 (unaudited)                                                  Balanced
and for the fiscal year ended July 31, 2003                                     Fund
(all numbers in thousands)                                             2004             2003

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $      6,862     $     13,708
  Net realized gain/(loss) from investment transactions                  24,796          (40,260)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                        58,143           65,143
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          89,801           38,591
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                             (7,597)         (13,593)
    C Shares                                                               (112)            (144)
  Net realized gain from investment transactions*
    I Shares                                                                 --               --
    C Shares                                                                 --               --
  Return of capital*
    I Shares                                                                 --               --
    C Shares                                                                 --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (7,709)         (13,737)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                            144,719          392,041
    C Shares                                                              3,240           34,875
  Reinvested dividends and distributions
    I Shares                                                              7,585           13,522
    C Shares                                                                 83              113
  Shares repurchased
    I Shares                                                           (207,864)        (242,071)
    C Shares                                                            (10,940)          (4,391)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (63,177)         194,089
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    18,915          218,943
Net Assets:
  Beginning of period                                                   968,544          749,601
------------------------------------------------------------------------------------------------
  End of period                                                    $    987,459     $    968,544
------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $    301,080     $    592,800
  Proceeds from sales of securities                                     347,515          344,930
  Purchases of long-term U.S. government obligations                     19,788          128,721
  Proceeds from sales of long-term U.S. government obligations            6,405          149,113

Undistributed net investment income/(loss)                                  747            1,593

                                      Janus Adviser Series  January 31, 2004  93

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the six month period ended                                                                               Janus Adviser
January 31, 2004 (unaudited)                                               Janus Adviser                     International
and for the fiscal year or period                                            Worldwide                          Growth
ended July 31, 2003                                                             Fund                            Fund(1)
(all numbers in thousands)                                             2004            2003(7)           2004            2003(7)

----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     (1,363)    $      8,365     $       (392)    $      4,195
  Net realized gain/(loss) from investment transactions                  58,008         (209,167)          48,140          (87,434)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                       109,414          225,430           64,977          104,269
Increase from payment by affiliate (Note 2)                                  --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         166,059           24,628          112,725           21,030
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                             (6,588)          (4,404)          (4,011)          (2,193)
    C Shares**                                                               (2)              --              (9)               --
  Net realized gain from investment transactions*
    I Shares                                                                 --               --               --               --
    C Shares**                                                               --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (6,590)          (4,404)          (4,020)          (2,193)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                            199,831        1,449,353          340,289        1,789,033
    C Shares**                                                              151            6,168              473           15,451
  Redemption fees
    I Shares                                                                 13                2               89              135
  Shares issued in connection with acquisition*
    I Shares                                                                N/A              N/A              N/A              N/A
    C Shares                                                                N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    I Shares                                                              6,574            4,164            3,798            1,881
    C Shares**                                                                2               --                7               --
  Shares repurchased
    I Shares                                                           (380,046)      (1,408,383)        (487,807)      (1,864,597)
    C Shares**                                                             (170)          (5,449)            (391)         (14,217)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (173,645)          45,855         (143,542)         (72,314)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (14,176)          66,079          (34,837)         (53,477)
Net Assets:
  Beginning of period                                                 1,125,162        1,059,083          477,644          531,121
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $  1,110,986     $  1,125,162     $    442,807     $    477,644
----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $    779,620     $  1,085,711     $    225,507     $    491,736
  Proceeds from sales of securities                                     979,032          946,823          366,824          508,360
  Purchases of long-term U.S. government obligations                         --               --               --               --
  Proceeds from sales of long-term U.S. government obligations               --               --               --               --

Undistributed net investment income/(loss)*                              (1,545)           6,408             (569)           3,844

  *  See Notes 3 and 6 in Notes to Financial Statements.
 ** C Shares commenced operations September 30, 2002 for all funds except, Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser Risk-Managed Large Cap Core Fund, Janus Adviser Mid Cap Value Fund, and Janus Adviser Small Cap Value Fund, which commenced operations January 2, 2003, January 2, 2003, December 31, 2002, and April 22, 2003, respectively.
(1)  Formerly named Janus Adviser International Fund.
(2)  Formerly named Janus Adviser International Value Fund.
(3)  Formerly named Janus Adviser Small Cap Value Fund.
(4) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(5)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(6)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.
(7) Certain prior year amounts have been reclassifed to conform to current year presentation.
(8)  Period from December 31, 2002 (inception date) to July 31, 2003.
(9)  For the ten month fiscal period ended July 31, 2003.
(10) Fiscal period from March 28, 2002 (inception date) to September 30, 2002. Certain prior year amounts have been reclassified to conform to current year presentation.
(11) Period from January 2, 2003 (inception date) to July 31, 2003.

See Notes to Financial Statements.

94  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the six month period ended
January 31, 2004 (unaudited)                                               Janus Adviser                     Janus Adviser
and for the fiscal year or period                                          Foreign Stock                     Mid Cap Value
ended July 31, 2003                                                           Fund(2)                             Fund
(all numbers in thousands)                                             2004             2003             2004            2003(8)

----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $        (12)    $          7     $         33     $         (8)
  Net realized gain/(loss) from investment transactions                     (21)            (402)             836              257
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                           589              398            1,447              654
Increase from payment by affiliate (Note 2)                                  --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations             556                3            2,316              903
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                                 (7)              --               (5)              --
    C Shares**                                                               --               --               --               --
  Net realized gain from investment transactions*
    I Shares                                                                 --               --             (233)              --
    C Shares**                                                               --               --              (11)              --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                (7)              --             (249)              --
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                                689            8,565            6,544            6,869
    C Shares**                                                               --               58              214              569
  Redemption fees
    I Shares                                                                 --               --              N/A              N/A
  Shares issued in connection with acquisition*
    I Shares                                                                N/A              N/A              N/A              603
    C Shares                                                                N/A              N/A              N/A                7
  Reinvested dividends and distributions
    I Shares                                                                  7               --              204               --
    C Shares**                                                               --               --               10               --
  Shares repurchased
    I Shares                                                               (789)          (8,925)          (1,524)            (507)
    C Shares**                                                               --               --             (249)             (26)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                     (93)            (302)           5,199            7,515
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                       456             (299)           7,266            8,418
Net Assets:
  Beginning of period                                                     2,370            2,669            8,418               --
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $      2,826     $      2,370     $     15,684     $      8,418
----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $        225     $      1,547     $      7,568     $      6,402
  Proceeds from sales of securities                                         659            1,844            3,318            3,253
  Purchases of long-term U.S. government obligations                         --               --               --               --
  Proceeds from sales of long-term U.S. government obligations               --               --               --               --

Undistributed net investment income/(loss)*                                 (12)               7               27               --

For the six month period ended
January 31, 2004 (unaudited)                                                       Janus Adviser
and for the fiscal year or period                                                  Small Company
ended July 31, 2003                                                               Value Fund(3)(4)
(all numbers in thousands)                                            2004             2003(9)         2002(10)

-----------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $        (10)    $        (63)    $        (31)
  Net realized gain/(loss) from investment transactions                     793             (227)             (56)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                         1,538            2,937           (1,355)
Increase from payment by affiliate (Note 2)                                  --               --               --
-----------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           2,321            2,647           (1,442)
-----------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                                 --               --               --
    C Shares**                                                               --               --               --
  Net realized gain from investment transactions*
    I Shares                                                               (187)              --               --
    C Shares**                                                               (1)              --               --
-----------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              (188)              --               --
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                              2,178            5,855            9,547
    C Shares**                                                               19               16               --
  Redemption fees
    I Shares                                                                N/A              N/A              N/A
  Shares issued in connection with acquisition*
    I Shares                                                                N/A              N/A              N/A
    C Shares                                                                N/A              N/A              N/A
  Reinvested dividends and distributions
    I Shares                                                                179               --               --
    C Shares**                                                                1               --               --
  Shares repurchased
    I Shares                                                             (2,680)          (2,591)            (946)
    C Shares**                                                               --               --               --
-----------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    (303)           3,280            8,601
-----------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     1,830            5,927            7,159
Net Assets:
  Beginning of period                                                    13,086            7,159               --
-----------------------------------------------------------------------------------------------------------------
  End of period                                                    $     14,916     $     13,086     $      7,159
-----------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $      3,667     $      6,343     $      9,167
  Proceeds from sales of securities                                       3,784            3,399              747
  Purchases of long-term U.S. government obligations                         --               --               --
  Proceeds from sales of long-term U.S. government obligations               --               --               --

Undistributed net investment income/(loss)*                                 (10)              --              (83)

For the six month period ended
January 31, 2004 (unaudited)                                              Janus Adviser                      Janus Adviser
and for the fiscal year or period                                          Risk-Managed                    Risk-Managed Core
ended July 31, 2003                                                       Growth Fund(5)                        Fund(6)
(all numbers in thousands)                                             2004           2003(11)           2004           2003(11)

----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $       (112)    $        (83)    $         (6)    $        (22)
  Net realized gain/(loss) from investment transactions                   1,636              517              540              (85)
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                         4,403            1,197            1,272              766
Increase from payment by affiliate (Note 2)                                  --               --               26               --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           5,927            1,631            1,832              659
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                                 --               --               --               --
    C Shares**                                                               --               --               --               --
  Net realized gain from investment transactions*
    I Shares                                                               (983)              --             (115)              --
    C Shares**                                                             (115)              --              (78)              --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (1,098)              --             (193)              --
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                              6,162           33,615            2,159            6,831
    C Shares**                                                                1            4,220                5            4,096
  Redemption fees
    I Shares                                                                 --               --               --               --
  Shares issued in connection with acquisition*
    I Shares                                                                N/A              N/A              N/A              N/A
    C Shares                                                                N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    I Shares                                                                983               --              115               --
    C Shares**                                                              115               --               78               --
  Shares repurchased
    I Shares                                                             (4,177)            (861)          (3,150)             (28)
    C Shares**                                                             (469)              --              270)              --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                   2,615           36,974           (1,070)          10,899
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     7,444           38,605              569           11,558
Net Assets:
  Beginning of period                                                    38,605               --           11,558               --
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $     46,049     $     38,605     $     12,127     $     11,558
----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $     14,718     $     39,967     $      3,454     $     13,837
  Proceeds from sales of securities                                      13,516            4,522            4,663            3,021
  Purchases of long-term U.S. government obligations                         --               --               --               --
  Proceeds from sales of long-term U.S. government obligations               --               --               --               --

Undistributed net investment income/(loss)*                                (112)              --               (6)              --

                                      Janus Adviser Series  January 31, 2004  95

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the six month period ended                                             Janus Adviser                     Janus Adviser
January 31, 2004 (unaudited)                                              Flexible Income                     Money Market
and for the fiscal year ended July 31, 2003                                     Fund                              Fund
(all numbers in thousands)                                             2004             2003             2004             2003

----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $      2,031     $      3,183     $         34     $        162
  Net realized gain/(loss) from investment transactions                   1,269            1,203               --               --
  Change in unrealized net appreciation or depreciation of
    investments and foreign currency translations                         1,797              648               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           5,097            5,034               34              162
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                             (1,758)          (2,922)             (34)            (159)
    C Shares                                                               (273)            (261)              --               (3)
  Net realized gain from investment transactions*
    I Shares                                                             (1,243)              --               --               --
    C Shares                                                               (211)              --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (3,485)          (3,183)             (34)            (162)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                             17,367          119,638            4,655           63,227
    C Shares                                                              2,058           29,428               81           10,005
  Reinvested dividends and distributions
    I Shares                                                              2,905            2,785               33              148
    C Shares                                                                246              152               --                2
  Shares repurchased
    I Shares                                                            (38,863)         (73,772)          (8,380)         (65,637)
    C Shares                                                             (8,451)          (9,152)            (223)          (9,834)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (24,738)          69,079           (3,834)          (2,089)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (23,126)          70,930           (3,834)          (2,089)
Net Assets:
  Beginning of period                                                   121,431           50,501           20,557           22,646
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $     98,305     $    121,431     $     16,723     $     20,557
----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $     31,819     $    100,373               --               --
  Proceeds from sales of securities                                      44,906           50,736               --               --
  Purchases of long-term U.S. government obligations                     53,989          106,560               --               --
  Proceeds from sales of long-term U.S. government obligations           66,362           89,657               --               --

Undistributed net investment income/(loss)*                                  75               76               --               --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

96  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - I SHARES

For a share outstanding during                                               Janus Adviser
the six months ended January 31, 2004 (unaudited)                             Growth Fund
and through each fiscal year or period ended July 31      2004            2003            2002           2001(2)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    17.42      $    16.08      $    23.14      $    30.82
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.04)             --              --              --
  Net gains/(losses) on securities
    (both realized and unrealized)                           2.48            1.34           (7.06)          (7.68)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             2.44            1.34           (7.06)          (7.68)
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --              --              --              --
  Distributions (from capital gains)*                          --              --              --              --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                            --              --              --              --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    19.86      $    17.42      $    16.08      $   23.14
-----------------------------------------------------------------------------------------------------------------
Total Return**                                             14.01%           8.40%         (30.51)%        (24.91)%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  419,628      $  404,787      $  283,413      $  265,032
Average Net Assets for the Period (in thousands)       $  421,029      $  328,576      $  323,098      $  247,176
Ratio of Gross Expenses to Average Net Assets***(4)         1.17%           1.17%           1.18%           1.17%
Ratio of Net Expenses to Average Net Assets***(4)           1.17%           1.17%           1.17%           1.17%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (0.39)%         (0.39)%         (0.38)%         (0.04)%
Portfolio Turnover Rate***                                    32%             43%             41%             42%

                                                                       Janus Aspen
For a share outstanding during                                      Growth Portfolio
the six months ended January 31, 2004 (unaudited)                  Retirement Shares(1)
and through each fiscal year or period ended July 31     2000(3)          1999            1998

-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    33.63      $    23.45      $    18.46
-------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.02)            .07            (.03)
  Net gains/(losses) on securities
    (both realized and unrealized)                           (.22)          10.25            6.32
-------------------------------------------------------------------------------------------------
Total from Investment Operations                             (.24)          10.32            6.29
-------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --              --              --
  Distributions (from capital gains)*                       (2.57)           (.14)          (1.30)
-------------------------------------------------------------------------------------------------
Total Distributions                                         (2.57)           (.14)          (1.30)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    30.82      $    33.63      $    23.45
-------------------------------------------------------------------------------------------------
Total Return**                                             (0.64)%         44.12%          34.99%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  189,318      $   59,334      $       18
Average Net Assets for the Period (in thousands)       $  127,737      $   12,209      $       13
Ratio of Gross Expenses to Average Net Assets***(4)         1.17%           1.17%           1.18%
Ratio of Net Expenses to Average Net Assets***(4)           1.17%           1.17%           1.18%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (0.30)%         (0.25)%         (0.23)%
Portfolio Turnover Rate***                                    46%             53%             73%

                                                                             Janus Adviser
For a share outstanding during                                            Capital Appreciation
the six months ended January 31, 2004 (unaudited)                                 Fund
and through each fiscal year ended July 31                2004            2003            2002           2001(2)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    19.56      $    18.75      $    22.61      $    31.32
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.02)             --            (.01)            .25
  Net gain/(loss) on securities
    (both realized and unrealized)                           2.14             .82           (3.80)          (8.79)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             2.12             .82           (3.81)          (8.54)
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --            (.01)           (.05)           (.17)
  Distributions (from capital gains)*                          --              --              --              --
  Return of capital*                                           --              --(5)           --              --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                            --            (.01)           (.05)           (.17)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    21.68      $    19.56      $    18.75      $    22.61
-----------------------------------------------------------------------------------------------------------------
Total Return**                                             10.84%           4.34%         (16.86)%        (27.35)%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $1,130,915      $1,069,694      $  587,271      $  230,806
Average Net Assets for the Period (in thousands)       $1,103,299      $  763,621      $  512,270      $  180,005
Ratio of Gross Expenses to Average Net Assets***(4)         1.17%           1.18%           1.18%           1.18%
Ratio of Net Expenses to Average Net Assets***(4)           1.16%           1.18%           1.18%           1.18%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (0.23)%         (0.13)%          0.21%           1.04%
Portfolio Turnover Rate***                                    47%             41%             62%             56%

                                                                      Janus Aspen
For a share outstanding during                               Capital Appreciation Portfolio
the six months ended January 31, 2004 (unaudited)                 Retirement Shares(1)
and through each fiscal year ended July 31               2000(3)          1999            1998

-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    33.00      $    19.86      $    12.62
-------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .09            (.08)           (.04)
  Net gain/(loss) on securities
    (both realized and unrealized)                          (1.66)          13.22            7.28
-------------------------------------------------------------------------------------------------
Total from Investment Operations                            (1.57)          13.14            7.24
-------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                    (.10)             --              --
  Distributions (from capital gains)*                        (.01)             --              --
  Return of capital*                                           --              --              --
-------------------------------------------------------------------------------------------------
Total Distributions                                          (.11)             --              --
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    31.32      $    33.00      $    19.86
-------------------------------------------------------------------------------------------------
Total Return**                                             (4.74)%         66.16%          57.37%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  118,394      $   23,529      $       20
Average Net Assets for the Period (in thousands)       $   65,965      $    4,402      $       15
Ratio of Gross Expenses to Average Net Assets***(4)         1.17%           1.19%           1.44%
Ratio of Net Expenses to Average Net Assets***(4)           1.17%           1.19%           1.44%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                  0.97%           0.23%          (0.25)%
Portfolio Turnover Rate***                                    13%             52%             91%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.
(4)  See Note 5 in Notes to Financial Statements.
(5) Return of capital aggregate less than $.01 on a per share basis for the fiscal year ended July 31, 2003.

See Notes to Financial Statements.

                                      Janus Adviser Series  January 31, 2004  97

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - I SHARES (continued)

                                                                             Janus Adviser
For a share outstanding during                                               Mid Cap Growth
the six months ended January 31, 2004 (unaudited)                                Fund(1)
and through each fiscal year or period ended July 31      2004            2003            2002           2001(3)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    18.35      $    15.86      $    24.70      $    50.78
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.06)             --              --              --
  Net gain/(loss) on securities
    (both realized and unrealized)                           2.88            2.49           (8.84)         (26.08)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             2.82            2.49           (8.84)         (26.08)
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --              --              --              --
  Distributions (from capital gains)*                          --              --              --              --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                            --              --              --              --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    21.17      $    18.35      $    15.86      $    24.70
-----------------------------------------------------------------------------------------------------------------
Total Return**                                             15.37%          15.70%         (35.79)%        (51.36)%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  266,954      $  267,000      $  240,642      $  335,677
Average Net Assets for the Period (in thousands)       $  275,146      $  233,967      $  294,324      $  351,618
Ratio of Gross Expenses to Average Net Assets***(5)         1.16%           1.16%           1.17%           1.16%
Ratio of Net Expenses to Average Net Assets***(5)           1.16%           1.16%           1.16%           1.16%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (0.59)%         (0.56)%         (0.71)%         (0.64)%
Portfolio Turnover Rate***                                    33%             43%             88%             79%

                                                                      Janus Aspen
For a share outstanding during                                Aggressive Growth Portfolio
the six months ended January 31, 2004 (unaudited)                 Retirement Shares(2)
and through each fiscal year or period ended July 31     2000(4)          1999            1998

-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    58.91      $    27.42      $    20.49
-------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.17)            .19            (.12)
  Net gain/(loss) on securities
    (both realized and unrealized)                          (1.63)          32.70            7.05
-------------------------------------------------------------------------------------------------
Total from Investment Operations                            (1.80)          32.89            6.93
-------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --              --              --
  Distributions (from capital gains)*                       (6.33)          (1.40)             --
-------------------------------------------------------------------------------------------------
Total Distributions                                         (6.33)          (1.40)             --
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    50.78      $    58.91      $    27.42
-------------------------------------------------------------------------------------------------
Total Return**                                             (3.17)%        124.34%          33.58%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  302,466      $   47,928      $       17
Average Net Assets for the Period (in thousands)       $  162,084      $    9,786      $       14
Ratio of Gross Expenses to Average Net Assets***(5)         1.17%           1.19%           1.26%
Ratio of Net Expenses to Average Net Assets***(5)           1.17%           1.19%           1.26%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (1.01)%         (1.00)%         (0.86)%
Portfolio Turnover Rate***                                    84%            105%            132%

                                                                             Janus Adviser
For a share outstanding during                                             Growth and Income
the six months ended January 31, 2004 (unaudited)                                 Fund
and through each fiscal year or period ended July 31      2004            2003            2002           2001(3)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    13.26      $    12.49      $    15.57      $    19.28
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                 --             .05             .02             .07
  Net gain/(loss) on securities
    (both realized and unrealized)                           1.72             .77           (3.06)          (3.73)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             1.72             .82           (3.04)          (3.66)
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                    (.01)           (.05)           (.04)           (.05)
  Distributions (from capital gains)*                          --              --              --              --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                          (.01)           (.05)           (.04)           (.05)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    14.97      $    13.26      $    12.49      $    15.57
-----------------------------------------------------------------------------------------------------------------
Total Return**                                             12.99%           6.60%         (19.61)%        (18.93)%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  256,921      $  286,607      $  218,310      $   34,608
Average Net Assets for the Period (in thousands)       $  274,519      $  243,679      $  155,582      $   22,767
Ratio of Gross Expenses to Average Net Assets***(5)         1.21%           1.22%           1.23%           1.52%
Ratio of Net Expenses to Average Net Assets***(5)           1.21%           1.22%           1.22%           1.52%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                  0.03%           0.41%           0.25%           0.52%
Portfolio Turnover Rate***                                    45%             37%             40%             51%

                                                                      Janus Aspen
For a share outstanding during                                Growth and Income Portfolio
the six months ended January 31, 2004 (unaudited)                 Retirement Shares(2)
and through each fiscal year or period ended July 31     2000(4)          1999           1998(6)

-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    20.68      $    11.94      $    10.00
-------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .02            (.01)            .01
  Net gain/(loss) on securities
    (both realized and unrealized)                          (1.08)           8.75            1.93
-------------------------------------------------------------------------------------------------
Total from Investment Operations                            (1.06)           8.74            1.94
-------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                    (.03)             --              --
  Distributions (from capital gains)*                        (.31)             --              --
-------------------------------------------------------------------------------------------------
Total Distributions                                          (.34)             --              --
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    19.28      $    20.68      $    11.94
-------------------------------------------------------------------------------------------------
Total Return**                                             (5.13)%         73.20%          19.40%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $   17,894      $    6,982      $       12
Average Net Assets for the Period (in thousands)       $   11,641      $    1,826      $       10
Ratio of Gross Expenses to Average Net Assets***(5)         1.25%           1.53%           1.72%
Ratio of Net Expenses to Average Net Assets***(5)           1.24%           1.53%           1.72%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                  0.35%           0.11%           0.21%
Portfolio Turnover Rate***                                    27%             59%             62%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(3) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(4) 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.
(5)  See Note 5 in Notes to Financial Statements.
(6)  Period from May 1, 1998 (inception date) to December 31, 1998.

See Notes to Financial Statements.

98  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


For a share outstanding during                                                Janus Adviser
the six months ended January 31, 2004 (unaudited)                           Core Equity Fund
and through each fiscal year or period ended July 31      2004            2003            2002           2001(2)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    14.63      $    13.92      $    17.02      $    19.99
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.02)           (.01)             --             .03
  Net gain/(loss) on securities
    (both realized and unrealized)                           2.04             .72           (3.10)          (2.77)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             2.02             .71           (3.10)          (2.74)
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --              --              --            (.03)
  Distributions (from capital gains)*                          --              --              --            (.20)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                            --              --              --            (.23)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    16.65      $    14.63      $    13.92      $    17.02
-----------------------------------------------------------------------------------------------------------------
Total Return**                                             13.81%           5.17%         (18.21)%        (13.80)%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $   37,829      $   38,327      $   16,101      $    7,134
Average Net Assets for the Period (in thousands)       $   38,593      $   25,550      $   12,869      $    3,985
Ratio of Gross Expenses to Average Net Assets***(4)         1.25%           1.61%           1.70%           1.75%
Ratio of Net Expenses to Average Net Assets***(4)           1.25%           1.60%           1.68%           1.75%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (0.22)%         (0.17)%         (0.16)%          0.02%
Portfolio Turnover Rate***                                    78%             71%             97%            108%

                                                                      Janus Aspen
For a share outstanding during                                   Equity Income Portfolio
the six months ended January 31, 2004 (unaudited)                  Retirement Shares(1)
and through each fiscal year or period ended July 31     2000(3)          1999            1998

-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    27.07      $    19.28      $    13.42
-------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.03)            .03            (.05)
  Net gain/(loss) on securities
    (both realized and unrealized)                           (.88)           7.85            6.12
-------------------------------------------------------------------------------------------------
Total from Investment Operations                             (.91)           7.88            6.07
-------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --              --              --
  Distributions (from capital gains)*                       (6.17)           (.09)           (.21)
-------------------------------------------------------------------------------------------------
Total Distributions                                         (6.17)           (.09)           (.21)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    19.99      $    27.07      $    19.28
-------------------------------------------------------------------------------------------------
Total Return**                                             (3.34)%         40.94%          45.55%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $    1,369      $      464      $       20
Average Net Assets for the Period (in thousands)       $    1,264      $      128      $       16
Ratio of Gross Expenses to Average Net Assets***(4)         1.76%           1.78%           1.75%
Ratio of Net Expenses to Average Net Assets***(4)           1.76%           1.77%           1.75%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (0.30)%         (0.04)%         (0.33)%
Portfolio Turnover Rate***                                    86%            114%             79%

For a share outstanding during                                               Janus Adviser
the six months ended January 31, 2004 (unaudited)                            Balanced Fund
and through each fiscal year or period ended July 31      2004            2003            2002           2001(2)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    21.93      $    21.38      $    23.45      $    25.14
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .16             .35             .43             .53
  Net gain/(loss) on securities
    (both realized and unrealized)                           1.85             .56           (2.05)          (1.76)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             2.01             .91           (1.62)          (1.23)
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                    (.18)           (.36)           (.45)           (.46)
  Distributions (from capital gains)*                          --              --              --              --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                          (.18)           (.36)           (.45)           (.46)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    23.76      $    21.93      $    21.38      $    23.45
-----------------------------------------------------------------------------------------------------------------
Total Return**                                              9.18%           4.37%          (6.97)%         (4.92)%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  961,233      $  937,114      $  749,601      $  530,639
Average Net Assets for the Period (in thousands)       $  989,258      $  816,137      $  682,559      $  336,439
Ratio of Gross Expenses to Average Net Assets***(4)         1.17%           1.17%           1.17%           1.17%
Ratio of Net Expenses to Average Net Assets***(4)           1.17%           1.17%           1.17%           1.17%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                  1.35%           1.66%           1.98%           2.52%
Portfolio Turnover Rate***                                    66%             67%             85%            129%

                                                                      Janus Aspen
For a share outstanding during                                     Balanced Portfolio
the six months ended January 31, 2004 (unaudited)                 Retirement Shares(1)
and through each fiscal year or period ended July 31     2000(3)          1999            1998

-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    28.04      $    22.59      $    17.47
-------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .28             .46             .21
  Net gain/(loss) on securities
    (both realized and unrealized)                           (.52)           5.41            5.58
-------------------------------------------------------------------------------------------------
Total from Investment Operations                             (.24)           5.87            5.79
-------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                    (.33)           (.42)           (.18)
  Distributions (from capital gains)*                       (2.33)             --            (.49)
-------------------------------------------------------------------------------------------------
Total Distributions                                         (2.66)           (.42)           (.67)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    25.14      $    28.04      $    22.59
-------------------------------------------------------------------------------------------------
Total Return**                                             (0.86)%         26.13%          33.59%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  140,179      $   53,598      $   17,262
Average Net Assets for the Period (in thousands)       $   96,509      $   28,498      $    3,650
Ratio of Gross Expenses to Average Net Assets***(4)         1.17%           1.19%           1.24%
Ratio of Net Expenses to Average Net Assets***(4)           1.17%           1.19%           1.24%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                  2.67%           2.36%           2.04%
Portfolio Turnover Rate***                                    59%             92%             70%


   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.
(4)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                      Janus Adviser Series  January 31, 2004  99

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - I SHARES (continued)

For a share outstanding during                                               Janus Adviser
the six months ended January 31, 2004 (unaudited)                            Worldwide Fund
and through each fiscal year or period ended July 31      2004            2003            2002           2001(2)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    23.43      $    23.20      $    31.27      $    43.67
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.02)            .16             .05             .27
  Net gain/(loss) on securities
    (both realized and unrealized)                           3.68             .16           (8.08)         (12.44)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             3.66             .32           (8.03)         (12.17)
-----------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                    (.15)           (.09)           (.04)           (.23)
  Distributions (from capital gains)*                          --              --              --              --
  Redemption fees(4)                                           --              --             N/A             N/A
-----------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                (.15)           (.09)           (.04)           (.23)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    26.94      $    23.43      $    23.20      $    31.27
-----------------------------------------------------------------------------------------------------------------
Total Return**                                             15.65%           1.35%         (25.73)%        (27.93)%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $1,110,047      $1,124,330      $1,059,083      $  949,967
Average Net Assets for the Period (in thousands)       $1,136,572      $1,070,521      $1,072,786      $  696,848
Ratio of Gross Expenses to Average Net Assets***(5)         1.20%           1.20%           1.21%           1.20%
Ratio of Net Expenses to Average Net Assets***(5)           1.20%           1.20%           1.20%           1.20%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (0.24)%          0.78%           0.27%           0.66%
Portfolio Turnover Rate***                                   142%             95%             76%             72%

                                                                      Janus Aspen
For a share outstanding during                                 Worldwide Growth Portfolio
the six months ended January 31, 2004 (unaudited)                 Retirement Shares(1)
and through each fiscal year or period ended July 31     2000(3)          1999            1998

-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    47.56      $    29.06      $    23.36
-------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .03            (.04)            .02
  Net gain/(loss) on securities
    (both realized and unrealized)                           (.26)          18.54            6.57
-------------------------------------------------------------------------------------------------
Total from Investment Operations                             (.23)          18.50            6.59
-------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                      --              --            (.02)
  Distributions (from capital gains)*                       (3.66)             --            (.87)
  Redemption fees(4)                                          N/A             N/A             N/A
-------------------------------------------------------------------------------------------------
Total Distributions and Other                               (3.66)             --            (.89)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    43.67      $    47.56      $    29.06
-------------------------------------------------------------------------------------------------
Total Return**                                             (0.42)%         63.66%          28.25%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  409,780      $  174,399      $    5,837
Average Net Assets for the Period (in thousands)       $  316,174      $   49,424      $    1,742
Ratio of Gross Expenses to Average Net Assets***(5)         1.20%           1.21%           1.22%
Ratio of Net Expenses to Average Net Assets***(5)           1.20%           1.21%           1.22%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                     --          (0.34)%         (0.02)%
Portfolio Turnover Rate***                                    47%             67%             77%

For a share outstanding during                                                Janus Adviser
the six months ended January 31, 2004 (unaudited)                     International Growth Fund(6)
and through each fiscal year or period ended July 31      2004           2003(7)          2002           2001(2)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    19.87      $    19.50      $    25.79      $    36.85
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .02             .18             .04             .21
  Net gain/(loss) on securities
    (both realized and unrealized)                           5.24             .26           (6.24)         (11.09)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             5.26             .44           (6.20)         (10.88)
-----------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                    (.21)           (.08)           (.09)           (.09)
  Distributions (from capital gains)*                          --              --              --            (.09)
  Redemption fees(8)                                           --             .01             N/A             N/A
-----------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                (.21)           (.07)           (.09)           (.18)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    24.92      $    19.87      $    19.50      $    25.79
-----------------------------------------------------------------------------------------------------------------
Total Return**                                             26.55%           2.31%         (24.10)%        (29.62)%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  440,957      $  476,269      $  531,121      $  430,299
Average Net Assets for the Period (in thousands)       $  471,880      $  487,811      $  531,737      $  284,760
Ratio of Gross Expenses to Average Net Assets***(5)         1.24%           1.24%           1.25%           1.24%
Ratio of Net Expenses to Average Net Assets***(5)           1.24%           1.24%           1.24%           1.24%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (0.16)%          0.86%           0.37%           0.95%
Portfolio Turnover Rate***                                    98%            109%             72%             66%

                                                                       Janus Aspen
For a share outstanding during                               International Growth Portfolio
the six months ended January 31, 2004 (unaudited)                 Retirement Shares(1)
and through each fiscal year or period ended July 31     2000(3)          1999            1998

-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    38.56      $    21.27      $    18.44
-------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .42              --             .05
  Net gain/(loss) on securities
    (both realized and unrealized)                           (.49)          17.30            3.07
-------------------------------------------------------------------------------------------------
Total from Investment Operations                             (.07)          17.30            3.12
-------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                    (.39)           (.01)           (.01)
  Distributions (from capital gains)*                       (1.25)             --            (.28)
  Redemption fees(8)                                          N/A             N/A             N/A
-------------------------------------------------------------------------------------------------
Total Distributions and Other                               (1.64)           (.01)           (.29)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    36.85      $    38.56      $    21.27
-------------------------------------------------------------------------------------------------
Total Return**                                             (0.10)%         81.32%          16.86%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $   48,003      $   16,986      $       17
Average Net Assets for the Period (in thousands)       $   33,338      $    3,738      $       13
Ratio of Gross Expenses to Average Net Assets***(5)         1.22%           1.25%           1.35%
Ratio of Net Expenses to Average Net Assets***(5)           1.22%           1.24%           1.35%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                  2.58%          (0.29)%          0.26%
Portfolio Turnover Rate***                                    52%             80%             93%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.
(4) Redemption fees aggregated less than $.01 on a per share basis for the six month period ended January 31, 2004 and for the fiscal year ended July 31, 2003.
(5)  See Note 5 in Notes to Financial Statements.
(6)  Formerly named Janus Adviser International Fund.
(7) Certain prior year amounts have been reclassified to conform to current year presentation.
(8) Redemption fees aggregated less than $.01 on a per share basis for the six month period ended January 31, 2004.

See Notes to Financial Statements.

100  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during                                               Janus Adviser
the six months ended January 31, 2004 (unaudited)                        Foreign Stock Fund(1)
and through each fiscal year or period ended July 31      2004            2003            2002           2001(2)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $     9.38      $     9.50      $     9.82      $    10.00
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.05)            .03              --             .01
  Net gain/(loss) on securities
    (both realized and unrealized)                           2.21            (.15)           (.31)           (.19)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             2.16            (.12)           (.31)           (.18)
-----------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                    (.03)             --            (.01)             --
  Distributions (from capital gains)*                          --              --              --              --
  Redemption fees                                              --              --             N/A             N/A
-----------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                (.03)             --            (.01)             --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    11.51      $     9.38      $     9.50      $     9.82
-----------------------------------------------------------------------------------------------------------------
Total Return**                                             23.03%          (1.26)%         (3.24)%         (1.70)%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $    2,750      $    2,308      $    2,669      $    1,981
Average Net Assets for the Period (in thousands)       $    2,617      $    2,158      $    2,426      $    1,974
Ratio of Gross Expenses to Average Net Assets***(3)         1.76%           1.76%           1.75%           1.75%
Ratio of Net Expenses to Average Net Assets***(3)           1.75%           1.75%           1.75%           1.75%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (0.88)%          0.31%          (0.24)%          0.50%
Portfolio Turnover Rate***                                    20%             81%             59%              0%

                                                             Janus Adviser
For a share outstanding during                               Mid Cap Value
the six months ended January 31, 2004 (unaudited)                 Fund
and through the period ended July 31                      2004           2003(4)

---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    11.42      $    10.00
---------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .27              --
  Net gain/(loss) on securities
    (both realized and unrealized)                           2.23            1.42
---------------------------------------------------------------------------------
Total from Investment Operations                             2.50            1.42
---------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                    (.01)             --
  Distributions (from capital gains)*                        (.24)             --
---------------------------------------------------------------------------------
Total Distributions                                          (.25)             --
---------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    13.67      $    11.42
---------------------------------------------------------------------------------
Total Return**                                             21.96%          14.20%
---------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $   14,994      $    7,810
Average Net Assets for the Period (in thousands)       $   11,069      $    2,850
Ratio of Gross Expenses to Average Net Assets***(3)         1.25%           1.76%
Ratio of Net Expenses to Average Net Assets***(3)           1.25%           1.75%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                  0.59%          (0.38)%
Portfolio Turnover Rate***                                    61%            157%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  Formerly named Janus Adviser International Value Fund.
(2)  Period from May 1, 2001 (inception date) to July 31, 2001.
(3)  See Note 5 in Notes to Financial Statements.
(4)  Period from December 31, 2002 (inception date) to July 31, 2003.

See Notes to Financial Statements.

                                     Janus Adviser Series  January 31, 2004  101

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - I SHARES (continued)


For a share outstanding during the                           Janus Adviser
six months ended January 31, 2004 (unaudited),               Small Company
through the period ended July 31, 2003                      Value Fund(1)(2)
and through the fiscal period ended September 30, 2002    2004           2003(3)

---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    10.57      $     8.26
---------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.01)             --
  Net gain/(loss) on securities
    (both realized and unrealized)                           1.89            2.31
---------------------------------------------------------------------------------
Total from Investment Operations                             1.88            2.31
---------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --              --
  Distributions (from capital gains)*                        (.15)             --
---------------------------------------------------------------------------------
Total Distributions                                          (.15)             --
---------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    12.30      $    10.57
---------------------------------------------------------------------------------
Total Return**                                             17.85%          27.97%
---------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $   14,873      $   13,068
Average Net Assets for the Period (in thousands)       $   14,313      $    9,399
Ratio of Gross Expenses to Average Net Assets***(5)(6)      1.75%           1.75%
Ratio of Net Expenses to Average Net Assets***(5)(6)        1.75%           1.75%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (0.13)%         (0.81)%
Portfolio Turnover Rate***                                    53%             45%

For a share outstanding during the                     Berger Small Cap     Berger Small Cap    Berger Small Cap
six months ended January 31, 2004 (unaudited),          Value Fund II -      Value Fund II -     Value Fund II -
through the period ended July 31, 2003                 Investor Shares    Institutional Shares    Service Shares
and through the fiscal period ended September 30, 2002      2002(4)              2002(4)              2002(4)

----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $    10.00           $    10.00           $    10.00
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                 (1.74)               (1.74)               (1.76)
  Net gain/(loss) on securities
    (both realized and unrealized)                                --                   --                   --
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               (1.74)               (1.74)               (1.76)
----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                         --                   --                   --
  Distributions (from capital gains)*                             --                   --                   --
----------------------------------------------------------------------------------------------------------------
Total Distributions                                               --                   --                   --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $     8.26           $     8.26           $     8.24
----------------------------------------------------------------------------------------------------------------
Total Return**                                               (17.40)%             (17.40)%             (17.60)%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                  $    4,921           $    1,879           $      359
Average Net Assets for the Period (in thousands)                 N/A                  N/A                  N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)         3.37%                2.49%                4.66%
Ratio of Net Expenses to Average Net Assets***(5)(6)           2.96%                2.49%                3.18%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                    (1.11)%              (0.68)%              (1.28)%
Portfolio Turnover Rate***                                       11%                  11%                  11%

                                                             Janus Adviser                   Janus Adviser
For a share outstanding during                            Risk-Managed Growth              Risk-Managed Core
the six months ended January 31, 2004 (unaudited)                Fund(7)                         Fund(8)
and through the period ended July 31                      2004           2003(9)          2004           2003(9)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    11.13      $    10.00      $    10.89      $    10.00
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.03)            .01             .01             .01
  Net gain/(loss) on securities
    (both realized and unrealized)                           1.68            1.12            1.86             .88
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             1.65            1.13            1.87             .89
-----------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                      --              --              --              --
  Distributions (from capital gains)*                        (.30)             --            (.24)             --
  Redemption fees(10)                                          --              --              --              --
  Payment by affiliate                                         --              --             .04              --
-----------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                (.30)             --            (.20)             --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    12.48      $    11.13      $    12.56      $    10.89
-----------------------------------------------------------------------------------------------------------------
Total Return**                                             14.98%          11.30%          17.28%           8.90%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $   41,234      $   33,960      $    7,258      $    7,135
Average Net Assets for the Period (in thousands)       $   38,325      $    8,949      $    6,827      $    4,192
Ratio of Gross Expenses to Average Net Assets***(5)         1.25%           1.75%           1.25%           1.75%
Ratio of Net Expenses to Average Net Assets***(5)           1.25%           1.75%           1.25%           1.75%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (0.47)%         (1.00)%          0.10%          (0.25)%
Portfolio Turnover Rate***                                    66%             62%             60%             64%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(2)  Formerly named Janus Adviser Small Cap Value Fund.
(3)  For the ten month fiscal period ended July 31, 2003.
(4)  Period from March 28, 2002 (inception date) to September 30, 2002.
(5)  See Note 5 in Notes to Financial Statements.
(6) Certain prior year amounts have been reclassified to conform to current year presentation.
(7)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(8)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.
(9)  Period from January 2, 2003 (inception date) to July 31, 2003.
(10) Redemption fees aggregated less than $.01 on a per share basis for the six month period ended January 31, 2004 and for the period ended July 31, 2003 for Janus Adviser Risk-Managed Growth Fund.

See Notes to Financial Statements.

102  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Janus Adviser
For a share outstanding during                                               Flexible Income
the six months ended January 31, 2004 (unaudited)                                 Fund
and through each fiscal year or period ended July 31      2004            2003            2002           2001(2)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    12.45      $    11.97      $    11.91      $    11.42
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .24             .47             .55             .66
  Net gain/(loss) on securities
    (both realized and unrealized)                            .33             .47             .09             .49
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              .57             .94             .64            1.15
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                    (.23)           (.46)           (.55)           (.66)
  Distributions (from capital gains)*                        (.18)             --            (.03)             --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                          (.41)           (.46)           (.58)           (.66)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    12.61      $    12.45      $    11.97      $    11.91
-----------------------------------------------------------------------------------------------------------------
Total Return**                                              4.64%           7.94%           5.53%          10.34%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $   83,913      $  101,137      $   50,501      $    6,159
Average Net Assets for the Period (in thousands)       $   94,859      $   79,345      $   32,199      $    2,710
Ratio of Gross Expenses to Average Net Assets***(4)         1.20%           1.21%           1.21%           1.20%
Ratio of Net Expenses to Average Net Assets***(4)           1.20%           1.20%           1.20%           1.20%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                  3.69%           3.68%           4.60%           5.47%
Portfolio Turnover Rate***                                   156%            168%            382%            413%

                                                                      Janus Aspen
For a share outstanding during                                  Flexible Income Portfolio
the six months ended January 31, 2004 (unaudited)                 Retirement Shares(1)
and through each fiscal year or period ended July 31     2000(3)          1999            1998

-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    11.72      $    12.05      $    11.77
-------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .47             .37             .73
  Net gain/(loss) on securities
    (both realized and unrealized)                           (.31)           (.27)            .27
-------------------------------------------------------------------------------------------------
Total from Investment Operations                              .16             .10            1.00
-------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                    (.46)           (.36)           (.61)
  Distributions (from capital gains)*                          --            (.07)           (.11)
-------------------------------------------------------------------------------------------------
Total Distributions                                          (.46)           (.43)           (.72)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    11.42      $    11.72      $    12.05
-------------------------------------------------------------------------------------------------
Total Return**                                              1.37%           0.90%           8.58%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $      810      $      842      $       12
Average Net Assets for the Period (in thousands)       $      817      $      250      $       11
Ratio of Gross Expenses to Average Net Assets***(4)         1.28%           1.20%           1.24%
Ratio of Net Expenses to Average Net Assets***(4)           1.28%           1.20%           1.23%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                  6.74%           6.80%           5.92%
Portfolio Turnover Rate***                                   183%            116%            145%

                                                                             Janus Adviser
For a share outstanding during                                                Money Market
the six months ended January 31, 2004 (unaudited)                                 Fund
and through each fiscal year or period ended July 31      2004            2003            2002           2001(2)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $     1.00      $     1.00      $     1.00      $     1.00
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                 --(5)          .01             .02             .05
  Net gain/(loss) on securities
    (both realized and unrealized)                             --              --              --              --
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               --             .01             .02             .05
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --(5)         (.01)           (.02)           (.05)
  Distributions (from capital gains)*                          --              --              --              --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                            --            (.01)           (.02)           (.05)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $     1.00      $     1.00      $     1.00      $     1.00
-----------------------------------------------------------------------------------------------------------------
Total Return**                                              0.18%           0.68%           1.59%           4.99%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $   16,692      $   20,384      $   22,646      $   15,765
Average Net Assets for the Period (in thousands)       $   19,267      $   23,394      $   22,544      $   10,244
Ratio of Gross Expenses to Average Net Assets***(4)         0.86%           0.86%           0.86%           0.86%
Ratio of Net Expenses to Average Net Assets***(4)           0.86%           0.86%           0.86%           0.86%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                  0.35%           0.68%           1.50%           4.68%

                                                                      Janus Aspen
For a share outstanding during                                   Money Market Portfolio
the six months ended January 31, 2004 (unaudited)                 Retirement Shares(1)
and through each fiscal year or period ended July 31     2000(3)          1999            1998

-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $     1.00      $     1.00      $     1.00
-------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .03             .04             .05
  Net gain/(loss) on securities
    (both realized and unrealized)                             --              --              --
-------------------------------------------------------------------------------------------------
Total from Investment Operations                              .03             .04             .05
-------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                    (.03)           (.04)           (.05)
  Distributions (from capital gains)*                          --              --              --
-------------------------------------------------------------------------------------------------
Total Distributions                                          (.03)           (.04)           (.05)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $     1.00      $     1.00      $     1.00
-------------------------------------------------------------------------------------------------
Total Return**                                              3.17%           4.45%           4.85%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $    6,684      $    1,153      $       11
Average Net Assets for the Period (in thousands)       $    4,775      $      150      $       10
Ratio of Gross Expenses to Average Net Assets***(4)         0.90%           0.86%           0.84%
Ratio of Net Expenses to Average Net Assets***(4)           0.90%           0.86%           0.84%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                  5.57%           5.18%           4.74%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.
(4)  See Note 5 in Notes to Financial Statements.
(5) Net investment income/(loss) and Dividends (from net investment income) aggregated less than $.01 on a per share basis for the six month period ended January 31, 2004.

See Notes to Financial Statements.

                                     Janus Adviser Series  January 31, 2004  103

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - C SHARES

                                                              Janus Adviser                  Janus Adviser
For a share outstanding during                                   Growth                   Capital Appreciation
the six months ended January 31, 2004 (unaudited)                 Fund                            Fund
and through the period ended July 31                      2004           2003(1)          2004           2003(1)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    17.68      $    15.28      $    19.69      $    18.00
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.10)           (.01)           (.10)           (.06)
  Net gain/(loss) on securities
    (both realized and unrealized)                           2.53            2.41            2.18            1.75
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             2.43            2.40            2.08            1.69
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --              --              --              --
  Distributions (from capital gains)*                          --              --              --              --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                            --              --              --              --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    20.11      $    17.68      $    21.77      $    19.69
-----------------------------------------------------------------------------------------------------------------
Total Return**                                             13.74%          15.84%          10.56%           9.39%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $    2,864      $    2,880      $   18,835      $   20,993
Average Net Assets for the Period (in thousands)       $    3,010      $    1,567      $   20,782      $   13,963
Ratio of Gross Expenses to Average Net Assets***(2)         1.67%           1.67%           1.67%           1.68%
Ratio of Net Expenses to Average Net Assets***(2)           1.67%           1.67%           1.66%           1.68%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (0.89)%         (0.85)%         (0.71)%         (0.71)%
Portfolio Turnover Rate***                                    32%             43%             47%             41%

                                                              Janus Adviser                   Janus Adviser
For a share outstanding during                               Mid Cap Growth                 Growth and Income
the six months ended January 31, 2004 (unaudited)                Fund(3)                          Fund
and through the period ended July 31                      2004           2003(1)          2004           2003(1)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    18.42      $    15.27      $    13.39      $    11.57
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.05)           (.02)           (.04)           (.01)
  Net gain/(loss) on securities
    (both realized and unrealized)                           2.83            3.17            1.74            1.83
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             2.78            3.15            1.70            1.82
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --              --              --(4)           --(4)
  Distributions (from capital gains)*                          --              --              --              --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                            --              --              --              --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    21.20      $    18.42      $    15.09      $    13.39
-----------------------------------------------------------------------------------------------------------------
Total Return**                                             15.09%          20.63%          12.70%          15.74%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $    1,679      $      530      $   14,293      $   12,805
Average Net Assets for the Period (in thousands)       $      995      $      350      $   14,172      $    6,061
Ratio of Gross Expenses to Average Net Assets***(2)         1.67%           1.66%           1.71%           1.73%
Ratio of Net Expenses to Average Net Assets***(2)           1.67%           1.66%           1.71%           1.73%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (1.05)%         (1.07)%         (0.46)%         (0.18)%
Portfolio Turnover Rate***                                    33%             43%             45%             37%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1)  Period from September 30, 2002 (inception date) to July 31, 2003.
(2)  See Note 5 in Notes to Financial Statements.
(3)  Formerly named Janus Adviser Aggressive Growth Fund.
(4) Dividends (from net investment income) aggregated less than $.01 on a per share basis for the six month period ended January 31, 2004 and for the fiscal year ended July 31, 2003.

See Notes to Financial Statements.

104  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                             Janus Adviser                    Janus Adviser
For a share outstanding during                                Core Equity                       Balanced
the six months ended January 31, 2004 (unaudited)                 Fund                            Fund
and through the period ended July 31                      2004           2003(1)          2004           2003(1)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    14.74      $    12.96      $    22.18      $    20.88
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.06)           (.03)            .11             .15
  Net gain/(loss) on securities
    (both realized and unrealized)                           2.05            1.81            1.85            1.28
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             1.99            1.78            1.96            1.43
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --              --            (.09)           (.13)
  Distributions (from capital gains)*                          --              --              --              --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                            --              --            (.09)           (.13)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    16.73      $    14.74      $    24.05      $    22.18
-----------------------------------------------------------------------------------------------------------------
Total Return**                                             13.50%          13.73%           8.86%           6.92%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $   10,790      $   10,261      $   26,226      $   31,430
Average Net Assets for the Period (in thousands)       $   10,770      $    6,671      $   29,333      $   19,574
Ratio of Gross Expenses to Average Net Assets***(2)         1.75%           2.10%           1.67%           1.67%
Ratio of Net Expenses to Average Net Assets***(2)           1.75%           2.09%           1.67%           1.67%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (0.72)%         (0.70)%          0.85%           1.06%
Portfolio Turnover Rate***                                    78%             71%             66%             67%

                                                             Janus Adviser                    Janus Adviser
For a share outstanding during                                 Worldwide                  International Growth
the six months ended January 31, 2004 (unaudited)                 Fund                           Fund(3)
and through the period ended July 31                      2004           2003(1)          2004           2003(1)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    23.79      $    21.37      $    20.23      $    17.92
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.10)            .09            (.09)            .06
  Net gain/(loss) on securities
    (both realized and unrealized)                           3.75            2.33            5.51            2.25
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             3.65            2.42            5.42            2.31
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                    (.07)             --            (.13)             --
  Distributions (from capital gains)*                          --              --              --              --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                          (.07)             --            (.13)             --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    27.37      $    23.79      $    25.52      $    20.23
-----------------------------------------------------------------------------------------------------------------
Total Return**                                             15.37%          11.32%          26.81%          12.89%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $      939      $      832      $    1,850      $    1,375
Average Net Assets for the Period (in thousands)       $      879      $      708      $    1,694      $    1,314
Ratio of Gross Expenses to Average Net Assets***(2)         1.70%           1.70%           1.74%           1.74%
Ratio of Net Expenses to Average Net Assets***(2)           1.70%           1.70%           1.74%           1.74%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (0.75)%          0.55%          (0.72)%          0.39%
Portfolio Turnover Rate***                                   142%             95%             98%            109%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  Period from September 30, 2002 (inception date) to July 31, 2003.
(2)  See Note 5 in Notes to Financial Statements.
(3)  Formerly named Janus Adviser International Fund.

See Notes to Financial Statements.

                                     Janus Adviser Series  January 31, 2004  105

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - C SHARES (continued)

                                                              Janus Adviser
For a share outstanding during                                Foreign Stock
the six months ended January 31, 2004 (unaudited)                Fund(1)
and through the period ended July 31                      2004           2003(2)

---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $     9.51      $     8.59
---------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.07)            .01
  Net gain/(loss) on securities
    (both realized and unrealized)                           2.23             .91
---------------------------------------------------------------------------------
Total from Investment Operations                             2.16             .92
---------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                    (.02)             --
  Distributions (from capital gains)*                          --              --
---------------------------------------------------------------------------------
Total Distributions                                          (.02)             --
---------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    11.65      $     9.51
---------------------------------------------------------------------------------
Total Return**                                             22.75%          10.71%
---------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $       76      $       62
Average Net Assets for the Period (in thousands)       $       70      $       30
Ratio of Gross Expenses to Average Net Assets***(3)         2.26%           2.26%
Ratio of Net Expenses to Average Net Assets***(3)           2.25%           2.25%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (1.37)%          0.22%
Portfolio Turnover Rate***                                    20%             81%

                                                             Janus Adviser                   Janus Adviser
For a share outstanding during                               Mid Cap Value                   Small Company
the six months ended January 31, 2004 (unaudited)                 Fund                        Value Fund(5)
and for the period ended July 31                          2004           2003(4)          2004           2003(6)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    11.39      $    10.00      $    10.56      $     8.89
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .24            (.02)           (.04)            .01
  Net gain/(loss) on securities
    (both realized and unrealized)                           2.20            1.41            1.88            1.66
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             2.44            1.39            1.84            1.67
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --              --              --              --
  Distributions (from capital gains)*                        (.24)             --            (.15)             --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                          (.24)             --            (.15)             --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    13.59      $    11.39      $    12.25      $    10.56
-----------------------------------------------------------------------------------------------------------------
Total Return**                                             21.53%          13.90%          17.49%          18.79%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $      690      $      608      $       43      $       18
Average Net Assets for the Period (in thousands)       $      568      $      313      $       38      $       12
Ratio of Gross Expenses to Average Net Assets***(3)         1.75%           2.26%           2.25%           2.25%
Ratio of Net Expenses to Average Net Assets***(3)           1.75%           2.25%           2.25%           2.25%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                   .05%          (0.91)%         (0.67)%         (2.30)%
Portfolio Turnover Rate***                                    61%            157%             53%             45%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  Formerly named Janus Adviser International Value Fund.
(2)  Period from September 30, 2002 (inception date) to July 31, 2003.
(3)  See Note 5 in Notes to Financial Statements.
(4)  Period from December 31, 2002 (inception date) to July 31, 2003.
(5)  Formerly named Janus Adviser Small Cap Value Fund.
(6)  Period from April 22, 2003 (inception date) to July 31, 2003.

See Notes to Financial Statements.

106  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                             Janus Adviser                   Janus Adviser
For a share outstanding during                             Risk-Managed Growth             Risk-Managed Core
the six months ended January 31, 2004 (unaudited)                Fund(1)                         Fund(2)
and through the period ended July 31                      2004           2003(3)          2004           2003(3)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    11.10      $    10.00      $    10.86      $    10.00
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               (.06)           (.05)           (.02)           (.02)
  Net gain/(loss) on securities
    (both realized and unrealized)                           1.67            1.15            1.85             .88
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             1.61            1.10            1.83             .86
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --              --              --              --
  Distributions (from capital gains)*                        (.30)             --            (.20)             --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                          (.30)             --            (.20)             --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    12.41      $    11.10      $    12.49      $    10.86
-----------------------------------------------------------------------------------------------------------------
Total Return**                                             14.66%          11.00%          16.96%           8.60%
Net Assets, End of Period (in thousands)               $    4,814      $    4,645      $    4,869      $    4,423
Average Net Assets for the Period (in thousands)       $    4,592      $    3,874      $    4,543      $    3,838
Ratio of Gross Expenses to Average Net Assets***(4)         1.75%           2.25%           1.75%           2.25%
Ratio of Net Expenses to Average Net Assets***(4)           1.75%           2.25%           1.75%           2.25%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                 (0.97)%         (1.41)%         (0.40)%         (0.71)%
Portfolio Turnover Rate***                                    66%             62%             60%             64%

                                                             Janus Adviser                   Janus Adviser
For a share outstanding during                              Flexible Income                   Money Market
the six months ended January 31, 2004 (unaudited)                 Fund                            Fund
and for the period ended July 31                          2004           2003(5)          2004           2003(5)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    12.41      $    12.38      $     1.00      $     1.00
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .21             .34              --(6)          .01
  Net gain/(loss) on securities
    (both realized and unrealized)                            .33             .02              --              --
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              .54             .36              --             .01
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                    (.20)           (.33)             --(6)         (.01)
  Distributions (from capital gains)*                        (.18)             --              --              --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                          (.38)           (.33)             --            (.01)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    12.57      $    12.41      $     1.00      $     1.00
-----------------------------------------------------------------------------------------------------------------
Total Return**                                              4.38%           2.92%           0.30%           0.70%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $   14,392      $   20,294      $       31      $      173
Average Net Assets for the Period (in thousands)       $   16,980      $   10,230      $      114      $      464
Ratio of Gross Expenses to Average Net Assets***(4)         1.70%           1.71%           0.61%           0.61%
Ratio of Net Expenses to Average Net Assets***(4)           1.70%           1.70%           0.61%           0.61%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                  3.19%           3.05%           0.59%           0.84%
Portfolio Turnover Rate***                                   156%            168%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(2)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.
(3)  Period from January 2, 2003 (inception date) to July 31, 2003.
(4)  See Note 5 in Notes to Financial Statements.
(5)  Period from September 30, 2002 (inception date) to July 31, 2003.
(6) Net investment income/(loss) and Dividends (from net investment income) aggregated less than $.01 on a per share basis for the six month period ended January 31, 2004.

See Notes to Financial Statements.

                                     Janus Adviser Series  January 31, 2004  107

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS (unaudited)

Balanced Index                The Balanced Index is a hypothetical
                              combination of unmanaged indices. This index combines the total returns from the S&P 500(R)
                              Index (55%) and the Lehman Brothers
                              Government/Credit Index (45%).

Lehman Brothers
Government/Credit Index       Is composed of all bonds that are investment grade
                              with at least one year until maturity.

Morgan Stanley Capital
International EAFE(R) Index   Is a market capitalization weighted index composed
                              of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

Morgan Stanley Capital
International World IndexSM   Is a market capitalization weighted index composed
                              of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Russell 1000 Growth Index     Measures the performance of those Russell 1000
                              companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index      Measures the performance of those Russell 2000
                              companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index   Consists of stocks from the Russell MidCap Index
                              with a greater-than-average growth orientation.
                              The Russell MidCap Index consists of the smallest
                              800 companies in the Russell 1000 Index, as ranked by total market capitalization.

Russell Midcap Value Index    Measures the performance of those Russell MidCap
                              companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500(R)Index               The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index          Is an unmanaged group of 400 domestic stocks
                              chosen for their market size, liquidity and industry group representation.

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR                           American Depository Receipt

GDR                           Global Depository Receipt

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange.

NVDR                          Non-Voting Depository Receipt

PLC                           Public Limited Company

108  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 *      Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

(omega) Rate is subject to change. Rate shown reflects current rate.

(delta) Security is a defaulted security in Janus Adviser Flexible Income Fund with accrued interest in the amount of $160 that was written-off December 10, 2001.

(beta)  Security is illiquid.

(pi)    Security is a U.S. Treasury Inflation-Protected Security (TIPS).

# Loaned security, a portion or all of the security is on loan at January 31, 2004.

+ The security is purchased with the cash collateral received from securities on loan (Note 1).

(sigma) Security is fair valued.

ss. SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                                                    Value as
                                                  Acquisition      Acquisition                        % of
                                                      Date             Cost            Value       Net Assets
-------------------------------------------------------------------------------------------------------------
Janus Adviser Worldwide Fund
China Steel Corp. (144A) (GDR)                      10/16/03        $3,812,200      $4,263,000         0.4%
-------------------------------------------------------------------------------------------------------------
Janus Adviser Flexible Income Fund
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures
  due 5/1/03 (144A) (omega),(delta),(sigma)           3/6/00        $    3,200              --         0.0%
-------------------------------------------------------------------------------------------------------------

The funds have registration rights for certain restricted securities held as of January 31, 2004. The issuer incurs all registration costs.

Variable rate notes are notes, the interest rate on which is based on an index or market interest rates and is subject to change. Rates in the security description are as of January 31, 2004.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                     Janus Adviser Series  January 31, 2004  109

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Flexible Income Fund and Janus Adviser Money Market Fund (collectively the "Funds" and individually the "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust") which was organized as a Delaware Trust (now called a Delaware statutory trust) on March 24, 2000, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers fifteen funds or series of shares with differing investment objectives and policies.

Thirteen Funds invest primarily in equity securities: Janus Adviser Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund. Janus Adviser Flexible Income Fund invests primarily in income-producing securities. Janus Adviser Money Market Fund invests in short-term money market securities. Each of the Funds is classified as diversified as defined in the 1940 Act, with the exception of Janus Adviser Capital Appreciation Fund, and Janus Adviser Foreign Stock Fund, which are nondiversified.

The Trust commenced investment operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The following funds commenced operations after the reorganization: Janus Adviser Foreign Stock Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund.

Effective September 30, 2002 the initial class of shares was designated as I Shares and a second class of shares, C Shares was added. Each class represents an interest in the same portfolio of investments. Class I Shares have an aggregate account balance requirement. Class C Shares have a minimum initial investment requirement. Certain financial intermediaries may offer only one class of shares. C Shares include a 1.00% upfront sales charge of the offering price and a 1.00% contingent deferred sales charge paid by the redeeming shareholder. This sales charge applies to shares redeemed within 12 months of purchase. Prior to November 28, 2003, the contingent deferred sales charge applied to shares redeemed within 18 months of purchase. The redemption price may differ from the net asset value per share. During the six month period ended January 31, 2004, redeeming shareholders paid the following contingent deferred sales charges:

                                                            Contingent Deferred
Fund (C Shares)                                                 Sales Charge
--------------------------------------------------------------------------------
Janus Adviser Growth Fund                                        $    2,134
Janus Adviser Capital Appreciation Fund                              12,822
Janus Adviser Mid Cap Growth Fund(1)                                    459
Janus Adviser Growth and Income Fund                                 12,672
Janus Adviser Core Equity Fund                                        5,863
Janus Adviser Balanced Fund                                          27,646
Janus Adviser Worldwide Fund                                          1,260
Janus Adviser International Growth Fund(2)                            1,783
Janus Adviser Risk-Managed Growth Fund(3)                                 4
Janus Adviser Risk-Managed Core Fund(4)                                 203
Janus Adviser Flexible Income Fund                                   27,624
Janus Adviser Money Market Fund                                         288
--------------------------------------------------------------------------------
Funds not listed did not have any contingent deferred sales charges during this period.

(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2)  Formerly named Janus Adviser International Fund.
(3)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(4)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.

Janus Capital Management LLC ("Janus Capital") invested $2,000,000 of inital seed capital in Janus Adviser Foreign Stock Fund on May 1, 2001. As of January 31, 2004, Janus Capital's initial investment in the Janus Adviser Foreign Stock Fund remains in the Fund. Perkins, Wolf, McDonnell and Company LLC ("Perkins"), subadviser of Janus Adviser Mid Cap Value Fund, invested initial capital in the amount of $250,000 for each class of shares of the Fund on December 31, 2002. Janus Capital invested initial capital in the amount of $10,000 for each class of shares of Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund on December 31, 2002. Janus Capital invested additional seed capital in the amount of $3,740,000 for each class of shares for Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund on January 2, 2003. Janus Capital invested intial capital in the amount of $10,000 for Class C Shares of Janus Adviser Small Company Value Fund on April 21, 2003. Janus Capital made a capital contribution in the amount of $2,075,000 in Janus Adviser Risk-Managed Core Fund - I Shares on September 9, 2003.

110  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

On April 21, 2003, Berger Small Cap Value Fund II participated in a tax-free reorganization with Janus Adviser Small Company Value Fund. The plan of reorganization provided for the transfer for assets and liabilities of Berger Small Cap Value Fund II to Janus Adviser Small Company Value Fund - I Shares. Janus Adviser Small Company Value Fund - I Shares was created to serve as a "shell" for the transfer of net assets of Berger Small Cap Value Fund II. Janus Adviser Small Company Value Fund - C Shares commenced operations on April 22, 2003. For accounting purposes, Berger Small Cap Value Fund II is considered the surviving entity, and the financial highlights shown for periods prior to July 31, 2003 are the financial highlights of the Berger Small Cap Value Fund II. Subsequent to the reorganization Berger Small Cap Value Fund II changed its fiscal year end from September 30 to July 31. As a result, the financial statements reflect a ten month fiscal period for the period ended July 31, 2003.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days and all money market securities in the Janus Adviser Money Market Fund are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value (NAV) is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the New York Stock Exchange.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

SECURITIES LENDING

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities Exchange Commission ("SEC"). The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of January 31, 2004, the following Funds had on loan securities as indicated:

                                                                    Value at
Fund                                                            January 31, 2004
--------------------------------------------------------------------------------
Janus Adviser Growth Fund                                         $ 4,934,187
Janus Adviser Capital Appreciation Fund                            13,509,392
Janus Adviser Mid Cap Growth Fund(1)                               17,037,395
Janus Adviser Growth and Income Fund                                  381,119
Janus Adviser Balanced Fund                                        55,550,721
Janus Adviser Worldwide Fund                                       19,837,290
Janus Adviser International Growth Fund(2)                          5,850,620
Janus Adviser Mid Cap Value Fund                                    1,500,014
Janus Adviser Flexible Income Fund                                 18,832,614
--------------------------------------------------------------------------------
(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2)  Formerly named Janus Adviser International Fund.

                                     Janus Adviser Series  January 31, 2004  111

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

As of January 31, 2004, the following Funds received cash collateral in accordance with securities lending activity as indicated:

                                                              Cash Collateral at
Fund                                                           January 31, 2004
--------------------------------------------------------------------------------
Janus Adviser Growth Fund                                         $ 5,039,959
Janus Adviser Capital Appreciation Fund                            13,842,119
Janus Adviser Mid Cap Growth Fund(1)                               17,424,785
Janus Adviser Growth and Income Fund                                  389,332
Janus Adviser Balanced Fund                                        56,728,758
Janus Adviser Worldwide Fund                                       20,499,789
Janus Adviser International Growth Fund(2)                          6,008,435
Janus Adviser Mid Cap Value Fund                                    1,537,527
Janus Adviser Flexible Income Fund                                 19,215,156
--------------------------------------------------------------------------------
(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2)  Formerly named Janus Adviser International Fund.

During the six month period ended January 31, 2004, there were no such securities lending agreements for Janus Adviser Core Equity Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Small Company Value Fund, Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund and Janus Adviser Money Market Fund. The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING

Persuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash, at rate beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured.

During the six month period ended January 31, 2004, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund and Janus Adviser Flexible Income Fund borrowed cash at a weighted average rate ranging from 1.269% to 1.34% and interest expense amounted to $46, $566 and $874, respectively. Interest expense is included on the Statement of Operations. As of January 31, 2004, there were no outstanding borrowing or lending arrangements for the Funds.

FORWARD CURRENCY TRANSACTIONS

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Gains and losses are reported on the Statement of Operations. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

WHEN-ISSUED SECURITIES

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price.

112  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS

The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

ADDITIONAL INVESTMENT RISK

A portion of the Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, or political environment, or adverse developments specific to the issuer.

RESTRICTED SECURITY TRANSACTIONS

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS

Dividends for Janus Adviser Growth and Income Fund and Janus Adviser Balanced Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually. Dividends are declared daily and distributed monthly for both Janus Adviser Flexible Income Fund and Janus Adviser Money Market Fund. The remaining eleven Funds generally declare and distribute dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 1-800-525-1068 (toll free); (ii) on the fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund except Janus Adviser Small Company Value Fund, Janus Adviser Flexible Income Fund and Janus Adviser Money Market Fund pays advisory fees to Janus Capital based upon an annual rate of .65% of average daily net assets. Janus Adviser Flexible Income Fund pays advisory fees to Janus Capital based upon annual rates of .65% of the first $300 million of average daily net assets plus ..55% of average daily net assets in excess of $300 million. Janus Adviser Money Market Fund's advisory fee rate is 0.25% of average daily net assets. Janus Adviser Small Company Value Fund's advisory fee rate is 0.75% of average daily net assets. The advisory fee is calculated daily and paid monthly.

                                     Janus Adviser Series  January 31, 2004  113

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee.

Perkins serves as subadviser to Janus Adviser Mid Cap Value Fund. As compensation for its services, the Fund pays Perkins a fee equal to 50% of the advisory fee payable to Janus Capital from the Fund before reduction of Janus Capital's fee by the amount of fee payable to Perkins (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Bay Isle Financial LLC ("Bay Isle") serves as subadviser to Janus Adviser Small Company Value Fund. Janus Capital indirectly owns all of the outstanding voting shares of Bay Isle. Janus Capital pays Bay Isle a subadvisory fee at an annual rate of .75% of the Fund's average daily net assets from its management fee.

Prior to April 21, 2003, Berger served as investment adviser to Berger Small Cap Value Fund II pursuant to agreements that provided for an investment advisory fee to be paid to Berger according to the following schedule:

                                   Average Daily                     Annual
Fund                               Net Assets                         Rate
--------------------------------------------------------------------------------
Berger Small Cap Value Fund II     First $500 million                 .85%
                                   Next $500 million                  .80%
                                   Over $1 billion                    .75%
--------------------------------------------------------------------------------

Berger had agreed to reimburse all classes of Berger Small Cap Value Fund II to the extent that each class' transfer agency, shareholder reporting and registration fees exceeded .25% of the class' average daily net assets.

Berger Small Cap Value Fund II had entered into administrative services agreement with Berger. Berger provided administrative services to Berger Small Cap Value Fund II at no cost.

Until at least December 1, 2004, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee and administrative services fee for Class I shares, the distribution and shareholder servicing fee for Class C shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

                                                                   Expense Limit
                                                                    Percentage
Fund                                                                    (%)
--------------------------------------------------------------------------------
GROWTH & CORE
Janus Adviser Growth Fund                                               0.67
Janus Adviser Capital Appreciation Fund                                 0.68
Janus Adviser Mid Cap Growth Fund(1)                                    0.66
Janus Adviser Growth and Income Fund                                    1.02
Janus Adviser Core Equity Fund                                          0.75(2)
Janus Adviser Balanced Fund                                             0.67
INTERNATIONAL & GLOBAL
Janus Adviser Worldwide Fund                                            0.70
Janus Adviser International Growth Fund(3)                              0.74
Janus Adviser Foreign Stock Fund(4)                                     1.25
VALUE
Janus Adviser Mid Cap Value Fund                                        0.75(5)
Janus Adviser Small Company Value Fund(6)                               1.25
RISK-MANAGED
Janus Adviser Risk-Managed Growth Fund(7)                               0.75(5)
Janus Adviser Risk-Managed Core Fund(8)                                 0.75(5)
FIXED-INCOME
Janus Adviser Flexible Income Fund                                      0.70
Janus Adviser Money Market Fund                                         0.36
--------------------------------------------------------------------------------
(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2)  Effective July 31, 2003 the expense limit changed from 1.25% to 0.75%.
(3)  Formerly named Janus Adviser International Fund.
(4)  Formerly named Janus Adviser International Value Fund.
(5)  Effective November 28, 2003 the expense limit changed from 1.25% to 0.75%.
(6)  Formerly named Janus Adviser Small Cap Value Fund.
(7)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(8)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.

114  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

During the six month period ended January 31, 2004, Janus Capital reimbursed Janus Adviser Risk-Managed Core Fund - I Shares in the amount of $25,799. The Fund was reimbursed for the dilution caused by a shareholder transaction. The impact of the reimbursement was greater than $0.01 on a per share basis. Additionally, during the six month period ended January 31, 2004, Janus Capital reimbursed Janus Adviser Growth Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Small Company Value Fund for certain trading errors, the amounts of which were insignificant.

Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

Prior to April 21, 2003, certain officers and/or directors/trustees of Berger were also officers and/or directors/trustees of Berger Small Cap Value Fund II. Directors/Trustees who were not affiliated with Berger were compensated for their services. Such fees were allocated among the entire Berger Funds complex.

Prior to April 21, 2003, the Berger Investment Portfolio Trust had adopted a director/trustee fee deferral plan ( the "Plan") which allowed the non-affiliated directors/trustees to defer the receipt of all or a portion of the directors'/trustees' fees payable. The deferred fees were invested in various funds advised by Berger until distribution in accordance with the Plan. Prior to April 21, 2003, Berger Small Cap Value Fund II was party to an ongoing agreement with State Street Bank and Trust Company ("State Street Bank") that allowed the Funds managed by Berger, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, was charged to the Fund that executed the borrowing. In addition, the unsecured line of credit required a quarterly payment of a commitment fee by the Fund based on the average daily unused portion of the line of credit. Effective April 21, 2003, Janus Adviser Small Company Value Fund is no longer party to a borrowing agreement with State Street Bank.

Janus Distributors LLC, a wholly owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class I Shares average daily net assets and of up to 1.00% of the Class C Shares average daily net assets. Janus Distributors LLC has agreed to a waiver, which reduces the amount of 12b-1 fees payable by Janus Adviser Money Market Fund for Class C shares from 1.00% to 0.25%. This waiver will continue until at least December 1, 2004. The amounts waived for the Janus Adviser Money Market Fund are included on the Statement of Operations as Excess Expense Reimbursement.

Berger Small Cap Value Fund II Investor Shares and Service Shares had adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The Plans provided for the payment to Berger of a 12b-1 fee of .25% per annum of Berger Small Cap Value Fund II Investor Shares' and Service Shares' average daily net assets (or the net assets of a particular class of shares, where applicable). The Plans provided that such payments would be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the fund. Berger voluntarily waived fees associated with 12b-1 for the period April 1, 2003 through April 17, 2003.

Pursuant to a shareholder services agreement with Berger, Berger Small Cap Value Fund II Service Shares paid to Berger a fee at an annual rate equal to 0.25% of its average daily net assets for providing, or for procuring through financial intermediaries, services to shareholders. Berger had agreed to waive such fee to the extent that the fee was not utilized by Berger to pay for costs associated with providing services to shareholders of Berger Small Cap Value Fund II Service Shares for the period April 1, 2003 through April 17, 2003.

As of the date of this report, a 1.00% redemption fee may be imposed on Class I Shares of Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund held for three months or less. Effective March 1, 2004, the redemption fee for the funds listed above increased to 2.00%, on shares purchased on or after that date. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in

                                     Janus Adviser Series  January 31, 2004  115

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Janus Adviser Worldwide Fund
- I Shares, Janus Adviser International Growth Fund - I Shares and Janus Adviser Risk-Managed Growth Fund - I Shares were $13,093, $88,627 and $20, respectively, for the six month period ended January 31, 2004. No redemption fees were received by Janus Adviser Foreign Stock Fund - I Shares and Janus Adviser Risk-Managed Core Fund - I Shares during the six month period ended January 31, 2004.

The Funds' expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Funds could have employed the assets used by the broker and/or custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Funds for a fee. Prior to April 21, 2003, DST provided such system to Berger Small Cap Value Fund II. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged
32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses on the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six month period ended January 31, 2004, are noted below.

                                         DST Securities, Inc.  Fund Expense
Fund                                       Commissions Paid     Reduction     DST Fees
--------------------------------------------------------------------------------------
GROWTH & CORE
Janus Adviser Growth Fund                            --                --     $  4,345
Janus Adviser Capital Appreciation Fund        $ 35,374          $ 26,537      (18,607)
Janus Adviser Mid Cap Growth Fund(1)                 --                --        3,856
Janus Adviser Growth and Income Fund                 --                --        5,932
Janus Adviser Core Equity Fund                       --                --        3,942
Janus Adviser Balanced Fund                       2,400             1,800        6,290
INTERNATIONAL & GLOBAL
Janus Adviser Worldwide Fund                         --                --        6,668
Janus Adviser International Growth Fund(2)           --                --        5,608
Janus Adviser Foreign Stock Fund(3)                  --                --        2,066
VALUE
Janus Adviser Mid Cap Value Fund                     --                --        2,494
Janus Adviser Small Company Value Fund(4)            --                --        5,918
RISK-MANAGED
Janus Adviser Risk-Managed Growth Fund(5)            --                --        2,050
Janus Adviser Risk-Managed Core Fund(6)              --                --        2,042
FIXED-INCOME
Janus Adviser Flexible Income Fund                   --                --        4,344
Janus Adviser Money Market Fund                      --                --        2,288
--------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2)  Formerly named Janus Adviser International Fund.
(3)  Formerly named Janus Adviser International Value Fund.
(4)  Formerly named Janus Adviser Small Cap Value Fund.
(5)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(6)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.

116  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.


Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2003, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between July 31, 2008 and July 31, 2011.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2004 are also noted below.

                                                Accumulated      Federal Tax       Unrealized       Unrealized    Net Appreciation/
Fund                                          Capital Losses         Cost         Appreciation    (Depreciation)    (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
Janus Adviser Growth Fund                     $ (95,550,879)    $ 376,090,837    $  81,578,336    $ (25,604,180)    $  55,974,156
Janus Adviser Capital Appreciation Fund        (104,755,099)      938,713,651      242,159,136      (14,939,352)      227,219,784
Janus Adviser Mid Cap Growth Fund(1)           (313,971,968)      220,915,950       69,483,234       (4,213,109)       65,270,125
Janus Adviser Growth and Income Fund            (24,904,912)      227,235,868       46,339,486       (2,506,983)       43,832,503
Janus Adviser Core Equity Fund                   (2,739,422)       40,748,232        7,595,005         (246,698)        7,348,307
Janus Adviser Balanced Fund                     (73,889,802)      938,235,961      104,209,868       (8,876,727)       95,333,141
INTERNATIONAL & GLOBAL
Janus Adviser Worldwide Fund                   (377,346,394)      935,868,033      212,771,672       (9,785,241)      202,986,431
Janus Adviser International Growth Fund(2)     (201,001,329)      337,239,261      115,864,007       (2,330,095)      113,533,912
Janus Adviser Foreign Stock Fund(3)                (131,466)        2,139,861          716,460           (8,102)          708,358
VALUE
Janus Adviser Mid Cap Value Fund                 (1,379,701)       15,075,023        2,203,595         (116,247)        2,087,348
Janus Adviser Small Company Value Fund(4)          (200,536)       11,911,846        3,333,040         (255,830)        3,077,210
RISK-MANAGED
Janus Adviser Risk-Managed Growth Fund(5)                --        40,389,990        6,042,122         (561,563)        5,480,559
Janus Adviser Risk-Managed Core Fund(6)                  --        10,066,232        2,119,458          (86,180)        2,033,278
FIXED-INCOME
Janus Adviser Flexible Income Fund                       --       112,568,732        3,560,362         (311,245)        3,249,117
Janus Adviser Money Market Fund                          --        16,664,070               --               --                --
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2)  Formerly named Janus Adviser International Fund.
(3)  Formerly named Janus Adviser International Value Fund.
(4)  Formerly named Janus Adviser Small Cap Value Fund.
(5)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(6)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.

                                     Janus Adviser Series  January 31, 2004  117

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

4. EXPENSES

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to each of the Funds.

5. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

For the six month period ended January 31, 2004 (unaudited)
and for the fiscal year or period ended July 31                        I Shares                                  C Shares

Fund                                                2004          2003          2002          2001          2004         2003(1)
--------------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
Janus Adviser Growth Fund                           1.19%         1.20%         1.21%        1.23%          1.69%        1.70%
Janus Adviser Capital Appreciation Fund             1.17%         1.19%         1.18%        1.26%          1.67%        1.70%
Janus Adviser Mid Cap Growth Fund(2)                1.20%         1.22%         1.20%        1.23%          1.71%        1.72%
Janus Adviser Growth and Income Fund                1.21%         1.22%         1.23%        1.87%          1.71%        1.73%
Janus Adviser Core Equity Fund                      1.47%         1.61%         1.70%        5.06%          1.97%        2.10%
Janus Adviser Balanced Fund                         1.18%         1.18%         1.19%        1.22%          1.68%        1.68%
INTERNATIONAL & GLOBAL
Janus Adviser Worldwide Fund                        1.24%         1.23%         1.21%        1.25%          1.74%        1.73%
Janus Adviser International Growth Fund(3)          1.27%         1.26%         1.26%        1.31%          1.77%        1.77%
Janus Adviser Foreign Stock Fund(4)                 5.68%         6.99%         3.43%       10.35%(5)       6.16%        8.57%
VALUE
Janus Adviser Mid Cap Value Fund                    2.21%         6.50%(6)        N/A          N/A          2.74%        9.97%(6)
Janus Adviser Small Company Value Fund(7)(8)        2.62%         2.93%(9)        N/A(10)      N/A          3.09%       10.53%(11)
RISK-MANAGED
Janus Adviser Risk-Managed Growth Fund(12)          1.65%         2.50%(13)       N/A          N/A          2.16%        3.60%(13)
Janus Adviser Risk-Managed Core Fund(14)            2.80%         3.58%(13)       N/A          N/A          3.30%        4.08%(13)
FIXED-INCOME
Janus Adviser Flexible Income Fund                  1.30%         1.33%         1.41%        6.59%          1.80%        1.81%
Janus Adviser Money Market Fund                     1.24%         1.35%         0.97%        1.83%          1.73%        1.93%
--------------------------------------------------------------------------------------------------------------------------------

(1)  Period from September 30, 2002 (inception date) to July 31, 2003.
(2)  Formerly named Janus Adviser Aggressive Growth Fund.
(3)  Formerly named Janus Adviser International Fund.
(4)  Formerly named Janus Adviser International Value Fund.
(5)  Period from May 1, 2001 (inception date) to July 31, 2001.
(6)  Period from December 31, 2002 (inception date) to July 31, 2003.
(7)  Formerly named Janus Adviser Small Cap Value Fund.
(8) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(9)  Period from October 1, 2002 through July 31, 2003.
(10) The ratios were 3.37%, 2.49% and 4.66% for the Berger Small Cap Value Fund II Investor Shares, Institutional Shares and Service Shares, respectively, for the period from March 28, 2002 (inception date) through September 30, 2002.
(11) Period from April 22, 2003 (inception date) to July 31, 2003.
(12) Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(13) Period from January 2, 2003 (inception date) to July 31, 2003.
(14) Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.

118  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class I Shares of the Funds commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of corresponding portfolios of Janus Aspen Series into the Funds. Expense ratios are shown for Retirement Shares for periods prior to such reorganization.

For the fiscal year or period ended December 31        Retirement Shares

Fund                                             2000(1)     1999       1998
--------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                     1.17%       1.19%      1.25%
Janus Aspen Capital Appreciation Portfolio       1.18%       1.28%      1.49%
Janus Aspen Aggressive Growth Portfolio          1.17%       1.19%      1.29%
Janus Aspen Growth and Income Portfolio          1.25%       1.62%      3.53%(2)
Janus Aspen Equity Income Portfolio              2.07%       1.91%      2.36%
Janus Aspen Balanced Portfolio                   1.17%       1.19%      1.26%
Janus Aspen Worldwide Growth Portfolio           1.20%       1.21%      1.32%
Janus Aspen International Growth Portfolio       1.22%       1.32%      1.44%
Janus Aspen Flexible Income Portfolio            1.28%       1.20%      1.24%
Janus Aspen Money Market Portfolio               0.90%       0.86%      0.84%
--------------------------------------------------------------------------------
(1)  Period January 1, 2000 to July 31, 2000.
(2)  Period May 1, 1998 through December 31, 1998.

6. FUND ACQUISITION AND FUND REORGANIZATION

Effective June 2, 2003, Janus Adviser Mid Cap Value Fund acquired all of the net assets of Janus Adviser Strategic Value Fund pursuant to a plan of reorganization approved by the Trustees and shareholders of Janus Adviser Series. The reorganization was accomplished by a tax-free exchange of shares of Janus Adviser Mid Cap Value Fund - I Shares and Janus Adviser Mid Cap Value Fund
- C Shares in the amounts of 396,079 and 4,365, respectively, (valued at $4,380,851 and $48,173, respectively) for the 602,617 and 6,584 shares of Janus Adviser Strategic Value Fund - I Shares and Janus Adviser Strategic Value Fund - C Shares, respectively, including $323,302 and $11,592 of unrealized appreciation. The aggregate net assets of Janus Adviser Mid Cap Value Fund - I Shares, Janus Adviser Mid Cap Value Fund - C Shares, Janus Adviser Strategic Value Fund - I Shares and Janus Adviser Strategic Value Fund - C Shares immediately before the reorganization were $2,365,659, $296,053, $4,380,851 and $48,173, respectively. Janus Capital incurred the costs associated with the reorganization.

Effective April 21, 2003, Berger Small Cap Value Fund II participated in a tax-free reorganization with Janus Adviser Small Company Value Fund. The plan of the reorganization provided for the transfer of assets and liabilities of Berger Small Cap Value Fund II - Investor Shares, Institutional Shares and Service Shares to Janus Adviser Small Company Value Fund - I Shares. Berger Small Cap Value Fund II transferred net assets from the Investor Shares, Institutional Shares and Service Shares of $7,930,862, $2,066,768 and $391,685, respectively, to Janus Adviser Small Cap Value Fund - I Shares. Berger Small Company Value Fund II transferred shares outstanding from the Investor Shares, Institutional Shares and Service Shares of 909,131, 237,044 and 45,004, respectively, to Janus Adviser Small Company Value Fund - I Shares. Janus Capital incurred the costs associated with the reorganization.

                                     Janus Adviser Series  January 31, 2004  119

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

7. CAPITAL SHARE TRANSACTIONS

For the six month period ended                       Janus Adviser                  Janus Adviser                Janus Adviser
January 31, 2004 (unaudited)                             Growth                 Capital Appreciation             Mid Cap Growth
and for the fiscal year or period ended July 31           Fund                          Fund                          Fund(1)
(all numbers in thousands)                        2004          2003(2)         2004          2003(2)         2004          2003(2)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                      3,041         12,993          9,181         33,756          1,351          4,517
  Reinvested dividends and distributions              --             --             --             27             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total                                              3,041         12,993          9,181         33,783          1,351          4,517
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                              (5,153)        (7,376)       (11,701)       (10,412)        (3,292)        (5,138)
Net Increase/(Decrease) in Fund Shares            (2,112)         5,617         (2,520)        23,371         (1,941)          (621)
Shares Outstanding, Beginning of Period           23,239         17,622         54,692         31,321         14,552         15,173
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                 21,127         23,239         52,172         54,692         12,611         14,552
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares
  Shares sold                                         18            172             66          1,137             56             34
  Reinvested dividends and distributions              --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                 18            172             66          1,137             56             34
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                 (39)            (9)          (267)           (71)            (6)            (5)
Net Increase/(Decrease) in Fund Shares               (21)           163           (201)         1,066             50             29
Shares Outstanding, Beginning of Period              163             --          1,066             --             29             --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                    142            163            865          1,066             79             29
------------------------------------------------------------------------------------------------------------------------------------

For the six month period ended                       Janus Adviser                Janus Adviser                 Janus Adviser
January 31, 2004 (unaudited)                       Growth and Income               Core Equity                     Balanced
and for the fiscal year or period ended July 31          Fund                          Fund                          Fund
(all numbers in thousands)                        2004          2003(2)         2004          2003(2)         2004          2003(2)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                      2,483          9,255            373          2,011          6,407         18,396
  Reinvested dividends and distributions              17             80             --             --            332            639
------------------------------------------------------------------------------------------------------------------------------------
Total                                              2,500          9,335            373          2,011          6,739         19,035
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                              (6,953)        (5,194)          (720)          (549)        (9,004)       (11,379)
Net Increase/(Decrease) in Fund Shares            (4,453)         4,141           (347)         1,462         (2,265)         7,656
Shares Outstanding, Beginning of Period           21,617         17,476          2,619          1,157         42,723         35,067
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                 17,164         21,617          2,272          2,619         40,458         42,723
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares
  Shares sold                                        149          1,013             34            730            141          1,617
  Reinvested dividends and distributions              --             --(3)          --             --              4              5
------------------------------------------------------------------------------------------------------------------------------------
Total                                                149          1,013             34            730            145          1,622
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                (159)           (56)           (85)           (34)          (472)          (205)
Net Increase/(Decrease) in Fund Shares               (10)           957            (51)           696           (327)         1,417
Shares Outstanding, Beginning of Period              957             --            696             --          1,417             --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                    947            957            645            696          1,090          1,417
------------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser Aggressive Growth Fund.
(2) Transactions in Fund Shares - C Shares is for the period from September 30, 2002 (inception date) to July 31, 2003.
(3) Reinvested dividends and distributions aggregated less than 1,000 on a per share basis for the period ended July 31, 2003.

120  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the six month period ended                     Janus Adviser                  Janus Adviser                 Janus Adviser
January 31, 2004 (unaudited)                         Worldwide                 International Growth             Foreign Stock
and for the fiscal year or period ended July 31         Fund                         Fund(1)                        Fund(2)
(all numbers in thousands)                        2004         2003(3)          2004         2003(3)         2004          2003(3)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                      8,156         66,649         15,448         98,516             68          1,012
  Reinvested dividends and distributions             257            191            163            103              1             --
------------------------------------------------------------------------------------------------------------------------------------
Total                                              8,413         66,840         15,611         98,619             69          1,012
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                             (15,200)       (64,500)       (21,889)      (101,877)           (76)        (1,047)
Net Increase/(Decrease) in Fund Shares            (6,787)         2,340         (6,278)        (3,258)            (7)           (35)
Shares Outstanding, Beginning of Period           47,993         45,653         23,975         27,233            246            281
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                 41,206         47,993         17,697         23,975            239            246
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares(2)
  Shares sold                                          6            276             21            822             --              7
  Reinvested dividends and distributions              --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                  6            276             21            822             --              7
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                  (7)          (241)           (16)          (754)            --             --
Net Increase/(Decrease) in Fund Shares                (1)            35              5             68             --              7
Shares Outstanding, Beginning of Period               35             --             68             --              7             --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                     34             35             73             68              7              7
------------------------------------------------------------------------------------------------------------------------------------

For the six month period ended                                Janus Adviser              Janus Adviser              Janus Adviser
January 31, 2004 (unaudited)                                  Mid Cap Value           Small Company Value        Risk-Managed Growth
and for the fiscal year or period ended July 31                    Fund                    Fund(4)(5)                   Fund(6)
(all numbers in thousands)                                   2004     2003(7)      2004    2003(8)(9)   2002(10)   2004     2003(11)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                                  520        305        189        664        971       521      3,128
  Shares issued in connection with Acquisition*                N/A        396        N/A        N/A        N/A       N/A        N/A
  Reinvested dividends and distributions                        15         --         15         --         --        82         --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                          535        701        204        664        971       603      3,128
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                          (122)       (17)      (231)      (295)      (104)     (349)       (77)
Net Increase/(Decrease) in Fund Shares                         413        684        (27)       369        867       254      3,051
Shares Outstanding, Beginning of Period                        684         --      1,236        867         --     3,051         --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            1,097        684      1,209      1,236        867     3,305      3,051
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares
  Shares sold                                                   17         51          2          2        N/A        --        418
  Shares issued in connection with Acquisition*                N/A          4        N/A        N/A        N/A       N/A        N/A
  Reinvested dividends and distributions                         1         --         --         --        N/A        10         --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                           18         55          2          2        N/A        10        418
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                           (20)        (2)        --         --        N/A       (40)        --
Net Increase/(Decrease) in Fund Shares                          (2)        53          2          2        N/A       (30)       418
Shares Outstanding, Beginning of Period                         53         --          2        N/A        N/A       418         --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               51         53          4          2        N/A       388        418
------------------------------------------------------------------------------------------------------------------------------------

*See Note 6 in Notes to Financial Statements.

(1)  Formerly named Janus Adviser International Fund.
(2)  Formerly named Janus Adviser International Value Fund.
(3) Transactions in Fund Shares - C Shares is for the period from September 30, 2002 (inception date) to July 31, 2003.
(4)  Formerly named Janus Adviser Small Cap Value Fund.
(5) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(6)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(7)  Period from December 31, 2002 (inception date) to July 31, 2003.
(8)  For the ten month fiscal period ended July 31, 2003.
(9) Transactions in Fund Shares - C Shares is for the period from April 22, 2003 (inception date) to July 31, 2003.
(10) Period from March 28, 2002 (inception date) to September 30, 2002.
(11) Period from January 2, 2003 (inception date) to July 31, 2003.

                                     Janus Adviser Series  January 31, 2004  121

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

For the six month period ended                      Janus Adviser                Janus Adviser                 Janus Adviser
January 31, 2004 (unaudited)                      Risk-Managed Core             Flexible Income                 Money Market
and for the fiscal year or period ended July 31         Fund(1)                       Fund                          Fund
(all numbers in thousands)                        2004          2003(2)         2004         2003(3)         2004           2003(3)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                        194            658          1,381          9,608          4,655         63,227
  Reinvested dividends and distributions               9             --            231            222             33            148
------------------------------------------------------------------------------------------------------------------------------------
Total                                                203            658          1,612          9,830          4,688         63,375
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                (280)            (3)        (3,085)        (5,924)        (8,380)       (65,637)
Net Increase/(Decrease) in Fund Shares               (77)           655         (1,473)         3,906         (3,692)        (2,262)
Shares Outstanding, Beginning of Period              655             --          8,125          4,219         20,384         22,646
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                    578            655          6,652          8,125         16,692         20,384
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares
  Shares sold                                         --            407            165          2,343             81         10,005
  Reinvested dividends and distributions               7             --             20             12             --              2
------------------------------------------------------------------------------------------------------------------------------------
Total                                                  7            407            185          2,355             81         10,007
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                 (24)            --           (676)          (719)          (223)        (9,834)
Net Increase/(Decrease) in Fund Shares               (17)           407           (491)         1,636           (142)           173
Shares Outstanding, Beginning of Period              407             --          1,636             --            173             --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                    390            407          1,145          1,636             31            173
------------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.
(2)  Period from January 2, 2003 (inception date) to July 31, 2003.
(3) Transactions in Fund Shares - C Shares is for the period from September 30, 2002 (inception date) to July 31, 2003.

122  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices. The documentation and information sought by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to certain Janus fund Trustees in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. Janus Capital Group Inc. has also been subpoenaed in two grand jury proceedings as a witness. Janus Capital Group Inc.'s only role in these proceedings has been to provide background information and trading records related to the grand juries' investigations of other parties. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied or intend to comply with these subpoenas and other document and information requests.

As of March 9, 2004, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings against Janus Capital Group Inc. or any of its subsidiaries or any of the Janus funds. Janus Capital Group Inc. has been and will continue cooperating with the federal and state legal and regulatory authorities that are conducting investigations related to trading practices in the mutual fund industry. While Janus Capital has had discussions with government authorities to resolve the pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

Janus Capital has been conducting an internal review of market timing and other trading practices at Janus Capital which, as of the date of this report, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions may have been waived. As previously disclosed, Janus Capital also believes that there were several discretionary frequent trading arrangements in Janus' offshore mutual fund business, and these arrangements have also been terminated.

The pending investigations by the NYAG and other agencies also seek to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (EST)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.

                                     Janus Adviser Series  January 31, 2004  123

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to discretionary trading accounts, and
(4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY and does not include any fines and penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the Janus funds.

Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; (v) violations of
Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and
(vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

These civil lawsuits include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC, or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc. and directors of Janus Capital Group Inc.

These lawsuits were filed in a number of state and federal jurisdictions. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred a number of these actions to the United States District Court for the District of Maryland for coordinated proceedings. Janus Capital Group Inc. has notified the Judicial Panel that the remaining federal actions are related to those actions already transferred, and has requested that those actions be transferred as well. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures, although Janus Capital Group Inc. has requested the federal court to stay discovery in that action. A motion to remand is pending in another action that has not yet been transferred.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.

124  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indices.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.


The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing future contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

                                     Janus Adviser Series  January 31, 2004  125

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)(continued)

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawal via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

126  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                     Janus Adviser Series  January 31, 2004  127

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

128  Janus Adviser Series  January 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                     Janus Adviser Series  January 31, 2004  129

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

                        GROWTH & CORE                                                  INTERNATIONAL & GLOBAL
Janus growth funds focus on companies believed to be the           Janus international and global funds emphasize companies
leaders in their respective industries - companies in growing      believed to have solid prospects for growth and overlooked
industries, led by solid management teams and with expanding       investment opportunities regardless of their location. Janus
market share, margins and efficiencies. Janus core funds seek      research seeks to take advantage of foreign attractive
investments in more stable and predictable companies. These        investment opportunities in markets where accurate information
funds seek to offer a strategic combination of steady growth       is often at a premium.
and, for certain funds, some degree of income.

                 VALUE                                     RISK-MANAGED                                 FIXED-INCOME
Value managers invest in companies they      Seeks to outperform the benchmark index,     Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, these funds use a         seeking to deliver a competitive total
company's value and identify and             purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

           For more information, contact your investment professional or go to www.janus.com.

                              [LOGO] JANUS CAPITAL
                                             Group
                                     151 Detroit Street
                                     Denver, CO 80206
                                     1-800-525-1068

Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (2/04)
                                                                 108-24-500 3/04

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Item 2 - Code of Ethics
          Not applicable to this filing.

Item 3 - Audit Committee Financial Expert
          Not applicable to this filing.


Item 4 - Principal Accountant Fees and Services
          Not applicable to this filing.

Item 5 - Audit Committee of Listed Registrants
          Not applicable.

Item 6 - [Reserved]

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
          Not applicable.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
          Not applicable.

Item 9 - Submission of Matters to Vote of Security Holders

          The Trust's Nominating and Governance Committee ("Committee") is responsible for identifying and nominating candidates for appointment as Trustees of the Trust. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of the Trust in accordance with procedures adopted by the Committee. Shareholders of a Fund who wish to nominate a candidate to the Trust's Board of Trustees "Nominating Shareholder" must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive office of the Trust ("Shareholder Recommendation"). The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Capital Management LLC, or any sub-adviser to a Fund, and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify;
          (vi) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require. The Committee is not actively recruiting new Trustees. Shareholder Recommendations will be kept on file until active recruitment is under way.


Item 10 - Controls and Procedures

          (a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

          (b) There was no change in the Registrant's internal control over financial reporting during Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 11 - Exhibits

          (a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

          (a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by
               Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

         (a) (3)  Not applicable.

          (b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Janus Adviser Series

By:      _/s/ Girard C. Miller_______
        Girard C. Miller,
        President, Chief Executive Officer (Principal Executive Officer)

Date: March 29, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     _/s/ Girard C. Miller________
        Girard C. Miller,
        President, Chief Executive Officer (Principal Executive Officer)

Date:  March 29, 2004

By:     _/s/ Loren M. Starr________
        Loren M. Starr,
        Vice President and Chief Financial Officer (Principal Financial Officer)

Date:  March 29, 2004